File No. 333-

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON January 17, 2017

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

EQ Advisors Trust

(Exact Name of Registrant as Specified in Charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of Principal Executive Offices)

(212) 554-1234

(Registrant’s Area Code and Telephone Number)

STEVEN M. JOENK

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

With copies to:

PATRICIA LOUIE, ESQ. AXA Equitable Funds Management Group, LLC 1290 Avenue of the Americas New York, New York 10104	MARK C. AMOROSI, ESQ. K&L Gates LLP 1601 K Street, N.W. Washington, DC 20006

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of securities being registered: Class IB and Class K shares of beneficial interest in the series of the Registrant designated as the All Asset Growth-Alt 20 Portfolio, AXA/Horizon Small Cap Value Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, and EQ/PIMCO Global Real Return Portfolio

No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 333-17217 and 811-07953).

EQ ADVISORS TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting

Contractholder Voting Instructions

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibit Index

AXA EQUITABLE LIFE INSURANCE COMPANY

1290 Avenue of the Americas

New York, New York 10104

February [24], 2017

Dear Contractholder:

Enclosed is a notice and Combined Proxy Statement and Prospectus relating to a Joint Special Meeting of Shareholders of each of the following Portfolios:

•	All Asset Aggressive-Alt 25 Portfolio (“Alt 25 Portfolio”)

•	All Asset Aggressive-Alt 50 Portfolio (“Alt 50 Portfolio”)

•	All Asset Aggressive-Alt 75 Portfolio (“Alt 75 Portfolio”)

•	CharterSM Alternative 100 Moderate Portfolio (“Alternative 100 Moderate Portfolio”)

•	CharterSM Income Strategies Portfolio (“Income Strategies Portfolio”)

•	CharterSM Interest Rate Strategies Portfolio (“Interest Rate Strategies Portfolio”)

•	CharterSM International Moderate Portfolio (“International Moderate Portfolio”)

•	CharterSM Real Assets Portfolio (“Real Assets Portfolio”)

•	AXA/Pacific Global Small Cap Value Portfolio (“Pac Global Portfolio”)

(each an “Acquired Portfolio” and together the “Acquired Portfolios”)

The Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, and Pac Global Portfolio are series of EQ Advisors Trust (“EQ Trust”). The Alternative 100 Moderate Portfolio, Income Strategies Portfolio, Interest Rate Strategies Portfolio, International Moderate Portfolio, and Real Assets Portfolio are series of AXA Premier VIP Trust (“VIP Trust” and together with EQ Trust, the “Trusts”). The Joint Special Meeting of Shareholders of the Acquired Portfolios is scheduled to be held at the Trusts’ offices, 1290 Avenue of the Americas, New York, New York 10104, on March [28], 2017, at [2:30 p.m.], Eastern time (the “Meeting”). At the Meeting, the shareholders of the Acquired Portfolios who are entitled to vote at the Meeting, with shareholders of each Acquired Portfolio voting separately, will be asked to approve the proposals described below.

Each Trust’s Board of Trustees (the “Board”) has called the Meeting to request shareholder approval of the reorganization of each Acquired Portfolio into a corresponding series of EQ Trust or VIP Trust (an “Acquiring Portfolio”) (each, a “Reorganization”) as set forth below:

•	the Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, and Alternative 100 Moderate Portfolio into the All Asset Growth-Alt 20 Portfolio, a series of EQ Trust;

•	the Income Strategies Portfolio and Interest Rate Strategies Portfolio into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, a series of EQ Trust;

•	the International Moderate Portfolio into the CharterSM Moderate Portfolio, a series of VIP Trust;

•	the Real Assets Portfolio into the EQ/PIMCO Global Real Return Portfolio, a series of EQ Trust; and

•	the Pac Global Portfolio into the AXA/Horizon Small Cap Value Portfolio, a series of EQ Trust.

The Board of each Trust has approved the proposals and recommends that you vote “FOR” the proposal relating to the Acquired Portfolio in which you own shares. Although each Board has determined that a vote “FOR” the proposal is in the best interest of each Portfolio and its shareholders, the final decision is yours.

Each Acquired Portfolio and Acquiring Portfolio is managed by AXA Equitable Funds Management Group, LLC. Each of AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, Pac Global Portfolio, and AXA/Horizon Small Cap Value Portfolio is sub-advised by an investment sub-adviser. In each case, if the Reorganization involving an Acquired Portfolio is approved and implemented, each Contractholder that invests indirectly in the Acquired Portfolio will automatically become a Contractholder that invests indirectly in the corresponding Acquiring Portfolio.

As an owner of a variable life insurance policy and/or a variable annuity contract or certificate that participates in an Acquired Portfolio through the investment divisions of a separate account or accounts established by AXA Equitable Life Insurance Company (“AXA Equitable”), you are entitled to instruct AXA Equitable how to vote the Acquired Portfolio shares related to your interest in those accounts as of the close of business on December 31, 2016. The attached Notice of Joint Special Meeting of Shareholders and Combined Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting. You should read the Combined Proxy Statement and Prospectus prior to completing your voting instruction card.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, and signing the enclosed voting instruction card and returning it in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. For further information on how to instruct AXA Equitable, please see the Contractholder Voting Instructions included herein. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may provide voting instructions in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Very truly yours,

Steven M. Joenk
Managing Director
AXA Equitable Life Insurance Company

EQ ADVISORS TRUST

All Asset Aggressive-Alt 25 Portfolio

All Asset Aggressive-Alt 50 Portfolio

All Asset Aggressive-Alt 75 Portfolio

AXA/Pacific Global Small Cap Value Portfolio

AXA PREMIER VIP TRUST

CharterSM Alternative 100 Moderate Portfolio

CharterSM Income Strategies Portfolio

CharterSM Interest Rate Strategies Portfolio

CharterSM International Moderate Portfolio

CharterSM Real Assets Portfolio

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

March [28], 2017

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders of each of the following Portfolios, each of which is a series of EQ Advisors Trust (“EQ Trust”) or AXA Premier VIP Trust (“VIP Trust,” and together with EQ Trust, the “Trusts”), as indicated above, will be held on March [28], 2017 at [2:30 p.m.], Eastern time, at the offices of the Trust, located at 1290 Avenue of the Americas, New York, New York 10104 (the “Meeting”):

•	All Asset Aggressive-Alt 25 Portfolio (“Alt 25 Portfolio”)

•	All Asset Aggressive-Alt 50 Portfolio (“Alt 50 Portfolio”)

•	All Asset Aggressive-Alt 75 Portfolio (“Alt 75 Portfolio”)

•	CharterSM Alternative 100 Moderate Portfolio (“Alternative 100 Moderate Portfolio”)

•	CharterSM Income Strategies Portfolio (“Income Strategies Portfolio”)

•	CharterSM Interest Rate Strategies Portfolio (“Interest Rate Strategies Portfolio”)

•	CharterSM International Moderate Portfolio (“International Moderate Portfolio”)

•	CharterSM Real Assets Portfolio (“Real Assets Portfolio”)

•	AXA/Pacific Global Small Cap Value Portfolio (“Pac Global Portfolio”)

(each an “Acquired Portfolio” and together the “Acquired Portfolios”).

The Meeting will be held to act on the following proposals:

For shareholders of the Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, and Alternative 100 Moderate Portfolio only:

1.	To approve the Plan of Reorganization and Termination with respect to the reorganization of the Alt 25 Portfolio, Alt 50 Portfolio, and Alt 75 Portfolio, each a series of EQ Trust, and the Agreement and Plan of Reorganization with respect to the reorganization of the Alternative 100 Moderate Portfolio, a series of VIP Trust, each into the All Asset Growth-Alt 20 Portfolio, a series of EQ Trust.

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For shareholders of the Income Strategies Portfolio and Interest Rate Strategies Portfolio only:

2.	To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Income Strategies Portfolio and Interest Rate Strategies Portfolio, each a series of VIP Trust, each into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, a series of EQ Trust.

For shareholders of the International Moderate Portfolio only:

3.

To approve the Plan of Reorganization and Termination with respect to the reorganization of the International Moderate Portfolio, a series of VIP Trust, into the CharterSM Moderate Portfolio, a series of VIP Trust.

For shareholders of the Real Assets Portfolio only:

4.	To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Real Assets Portfolio, a series of VIP Trust, into the EQ/PIMCO Global Real Return Portfolio, a series of EQ Trust.

For shareholders of the Pac Global Portfolio only:

5.	To approve the Plan of Reorganization and Termination with respect to the reorganization of the Pac Global Portfolio, a series of EQ Trust, into the AXA/Horizon Small Cap Value Portfolio, a series of EQ Trust.

For shareholders of each Acquired Portfolio:

6.	To transact other business that may properly come before the Meeting or any adjournments thereof.

The Board of Trustees of each respective Trust (the “Board”) unanimously recommends that you vote in favor of the relevant proposal(s).

Please note that owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contractholders”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”), who have invested in shares of an Acquired Portfolio through the investment divisions of a separate account or accounts of AXA Equitable will be given the opportunity, to the extent required by law, to provide voting instructions on the above proposals.

You should read the Combined Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on December 31, 2016. If you attend the Meeting, you may vote or provide your voting instructions in person.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR PROXY OR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to attend the Meeting, you should vote or provide voting instructions by promptly completing, dating, and signing the enclosed proxy or voting instruction card and returning it in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the [12-digit] control number that appears on the enclosed proxy or voting instruction card and following the simple instructions. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. The Board of each Trust recommends that you vote or provide voting instructions to vote “FOR” each proposal.

By order of the Boards of EQ Trust and VIP Trust, Patricia Louie Secretary

Dated: February [24], 2017

New York, New York

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AXA EQUITABLE LIFE INSURANCE COMPANY

CONTRACTHOLDER VOTING INSTRUCTIONS

REGARDING A JOINT SPECIAL MEETING OF SHAREHOLDERS OF

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

EACH A SERIES OF EQ ADVISORS TRUST

CHARTERSM ALTERNATIVE 100 MODERATE PORTFOLIO

CHARTERSM INCOME STRATEGIES PORTFOLIO

CHARTERSM INTEREST RATE STRATEGIES PORTFOLIO

CHARTERSM INTERNATIONAL MODERATE PORTFOLIO

CHARTERSM REAL ASSETS PORTFOLIO

EACH A SERIES OF AXA PREMIER VIP TRUST

TO BE HELD ON March 28, 2017

Dated: February [21], 2017

GENERAL

These Contractholder Voting Instructions are being furnished by AXA Equitable Life Insurance Company (“AXA Equitable”) to owners of its variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) who, as of December 31, 2016 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of its separate account or accounts (the “Separate Accounts”) that are invested in shares of one or more of the following Portfolios, each of which is a series of EQ Advisors Trust (“EQ Trust”) or AXA Premier VIP Trust (“VIP Trust,” and together with EQ Trust, the “Trusts”), as indicated above:

•	All Asset Aggressive-Alt 25 Portfolio (“Alt 25 Portfolio”)

•	All Asset Aggressive-Alt 50 Portfolio (“Alt 50 Portfolio”)

•	All Asset Aggressive-Alt 75 Portfolio (“Alt 75 Portfolio”)

•	CharterSM Alternative 100 Moderate Portfolio (“Alternative 100 Moderate Portfolio”)

•	CharterSM Income Strategies Portfolio (“Income Strategies Portfolio”)

•	CharterSM Interest Rate Strategies Portfolio (“Interest Rate Strategies Portfolio”)

•	CharterSM International Moderate Portfolio (“International Moderate Portfolio”)

•	CharterSM Real Assets Portfolio (“Real Assets Portfolio”)

•	AXA/Pacific Global Small Cap Value Portfolio (“Pac Global Portfolio”)

(each an “Acquired Portfolio” and together the “Acquired Portfolios”).

The Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, and Pac Global Portfolio are series of EQ Trust, a Delaware statutory trust that is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Alternative 100 Moderate Portfolio, Income Strategies Portfolio, Interest Rate Strategies Portfolio, International Moderate Portfolio, and Real Assets Portfolio are series of VIP Trust, a Delaware statutory trust that is registered with the SEC as an open-end management investment company.

To the extent required by applicable law, AXA Equitable will offer Contractholders the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in an Acquired Portfolio (the “Shares”) held by the Separate Accounts, as to how it should vote on the respective reorganization proposals (the “Proposals”)

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that will be considered at the Joint Special Meeting of Shareholders of the Acquired Portfolios referred to in the preceding Notice and at any adjournments or postponements (the “Meeting”). The enclosed Combined Proxy Statement and Prospectus, which you should read and retain for future reference, sets forth concisely information about the proposed reorganization involving each Acquired Portfolio and the corresponding acquiring series of EQ Trust or VIP Trust that a Contractholder should know before completing the enclosed voting instruction card.

AXA Equitable Financial Services Company, LLC, a wholly owned subsidiary of AXA Financial, Inc., is the parent company of AXA Equitable. AXA Financial, Inc. is a wholly owned subsidiary of AXA, a French insurance holding company. The principal executive offices of AXA Equitable Financial Services Company, LLC and AXA Financial, Inc. are located at 1290 Avenue of the Americas, New York, New York 10104.

These Contractholder Voting Instructions and the accompanying voting instruction card, together with the enclosed proxy materials, are being mailed to Contractholders on or about February [24], 2017.

HOW TO INSTRUCT AXA EQUITABLE

To instruct AXA Equitable as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contractholders are asked to promptly complete their voting instructions on the enclosed voting instruction card(s), sign and date the voting instruction card(s), and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contractholders also may provide voting instructions by telephone at [1-866-221-8325] or by Internet at our website at [http://www.proxypush.com/AXACP].

If a voting instruction card is not marked to indicate voting instructions but is signed and timely returned, it will be treated as an instruction to vote the Shares “For” the applicable Proposal.

The number of Shares held in the investment division of a Separate Account corresponding to the Acquired Portfolio for which a Contractholder may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value allocable to that investment division by (ii) the net asset value of one Share of the Acquired Portfolio. Each whole Share of an Acquired Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional Share is entitled to a proportionate fractional vote. At any time prior to AXA Equitable’s voting at the Meeting, a Contractholder may revoke his or her voting instructions with respect to that investment division by providing AXA Equitable with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and providing voting instructions in person at the Meeting.

HOW AXA EQUITABLE WILL VOTE

AXA Equitable will vote the Shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account for which AXA Equitable receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares “FOR” a Proposal. Shares in each investment division of a Separate Account for which AXA Equitable receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by AXA Equitable as surplus or seed money, will be voted by AXA Equitable either “FOR” or “AGAINST” a Proposal, or as an abstention, in the same proportion as the Shares for which Contractholders have provided voting instructions to AXA Equitable. As a result of such proportional voting by AXA Equitable, it is possible that a small number of Contractholders could determine whether a Proposal is approved.

OTHER MATTERS

AXA Equitable is not aware of any matters, other than the specified Proposals, to be acted on at the Meeting. If any other matters come before the Meeting, AXA Equitable will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by directors, officers and employees of AXA Equitable Funds Management Group, LLC, the investment manager of each Trust, or its affiliates as well as officers and

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agents of the Trust. The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.

If the quorum necessary to transact business at the Meeting is not established with respect to an Acquired Portfolio, or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in their discretion on any such adjournment or postponement.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign and date the voting instruction card and mail it in the accompanying postage-paid envelope. You may also provide your voting instructions by telephone at [1-866-221-8325] or by Internet at our website at [http://www.proxypush.com/AXACP].

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COMBINED PROXY STATEMENT

for

All Asset Aggressive-Alt 25 Portfolio

All Asset Aggressive-Alt 50 Portfolio

All Asset Aggressive-Alt 75 Portfolio

AXA/Pacific Global Small Cap Value Portfolio,

each a series of EQ Advisors Trust and

CharterSM Alternative 100 Moderate Portfolio

CharterSM Income Strategies Portfolio

CharterSM Interest Rate Strategies Portfolio

CharterSM International Moderate Portfolio

CharterSM Real Assets Portfolio,

each a series of AXA Premier VIP Trust and

PROSPECTUS

for

All Asset Growth-Alt 20 Portfolio

AXA/Horizon Small Cap Value Portfolio

AXA/DoubleLine Opportunistic Core Plus Bond Portfolio

EQ/PIMCO Global Real Return Portfolio,

each a series of EQ Advisors Trust and

CharterSM Moderate Portfolio,

a series of AXA Premier VIP Trust

Dated February [21], 2017

1290 Avenue of the Americas

New York, New York 10104

1-877-222-2144

This Combined Proxy Statement and Prospectus (the “Combined Proxy Statement/Prospectus”) is being furnished to owners (the “Contractholders”) of variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”) who, as of December 31, 2016, had net premiums or contributions allocated to the investment divisions of its separate account or accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in one or more the following Portfolios, each of which is a series of EQ Advisors Trust (“EQ Trust”) or AXA Premier VIP Trust (“VIP Trust,” and together with EQ Trust, the “Trusts”), as indicated above:

•	All Asset Aggressive-Alt 25 Portfolio (“Alt 25 Portfolio”)

•	All Asset Aggressive-Alt 50 Portfolio (“Alt 50 Portfolio”)

•	All Asset Aggressive-Alt 75 Portfolio (“Alt 75 Portfolio”)

•	CharterSM Alternative 100 Moderate Portfolio (“Alternative 100 Moderate Portfolio”)

•	CharterSM Income Strategies Portfolio (“Income Strategies Portfolio”)

•	CharterSM Interest Rate Strategies Portfolio (“Interest Rate Strategies Portfolio”)

•	CharterSM International Moderate Portfolio (“International Moderate Portfolio”)

•	CharterSM Real Assets Portfolio (“Real Assets Portfolio”)

•	AXA/Pacific Global Small Cap Value Portfolio (“Pac Global Portfolio”)

(each an “Acquired Portfolio” and together the “Acquired Portfolios”)

The Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, and Pac Global Portfolio are series of EQ Trust. The Alternative 100 Moderate Portfolio, Income Strategies Portfolio, Interest Rate Strategies Portfolio, International Moderate Portfolio, and Real Assets Portfolio are series of VIP Trust. The Trusts are open-end management investment companies registered with the Securities and Exchange Commission (“SEC”).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Combined Proxy Statement/Prospectus also is being furnished to AXA Equitable as the record owner of shares and to other shareholders that were invested in the Acquired Portfolios as of December 31, 2016. Contractholders are being provided the opportunity to instruct AXA Equitable to approve or disapprove the proposals contained in this Combined Proxy Statement/Prospectus (each, a “Proposal”) in connection with the solicitation by the Board of Trustees of each Trust (the “Board”) of proxies to be used at the Joint Special Meeting of Shareholders of the Acquired Portfolios to be held at 1290 Avenue of the Americas, New York, New York 10104, on March [28], 2017, at [2:30 p.m.], Eastern time, or any adjournment or postponement thereof (the “Meeting”).

The shareholders of each Acquired Portfolio will vote separately on its reorganization. The consummation of any one reorganization described in any of the below Proposals is not contingent on the consummation of any other reorganization in that Proposal. The Proposals described in this Combined Proxy Statement/Prospectus are as follows:

Proposal	Shareholders Entitled to Vote on the Proposal

1. To approve the Plan of Reorganization and Termination with respect to the reorganization of the:

A. Alt 25 Portfolio, a series of EQ Trust,

B. Alt 50 Portfolio, a series of EQ Trust,

C. Alt 75 Portfolio, a series of EQ Trust, and

D. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Alternative 100 Moderate Portfolio, a series of VIP Trust,

into the All Asset Growth-Alt 20 Portfolio, a series of EQ Trust.

Shareholders of the Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, and Alternative 100 Moderate Portfolio, voting separately with respect to the Reorganization of their Portfolio(s).

2. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the:

A. Income Strategies Portfolio, a series of VIP Trust, and

B. Interest Rate Strategies Portfolio, a series of VIP Trust,

into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, a series of EQ Trust.

Shareholders of the Income Strategies Portfolio and Interest Rate Strategies Portfolio, voting separately with respect to the Reorganization of their Portfolio(s).
3. To approve the Plan of Reorganization and Termination with respect to the reorganization of the International Moderate Portfolio, a series of VIP Trust, into the CharterSM Moderate Portfolio, also a series of VIP Trust.	Shareholders of the International Moderate Portfolio.
4. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Real Assets Portfolio, a series of VIP Trust, into the EQ/PIMCO Global Real Return Portfolio, a series of EQ Trust.	Shareholders of the Real Assets Portfolio.

Proposal	Shareholders Entitled to Vote on the Proposal

5. To approve the Plan of Reorganization and Termination with respect to the reorganization of the:

Pac Global Portfolio, a series of EQ Trust, into the AXA/Horizon Small Cap Value Portfolio, a series of EQ Trust.

Shareholders of the AXA/Horizon Small Cap Value Portfolio.
6. To transact other business that may properly come before the Meeting or any adjournments thereof.	Shareholders of each Acquired Portfolio, as applicable.

Each reorganization referred to in Proposals 1-5 above is referred to herein as a “Reorganization” and together as the “Reorganizations.” Each of the All Asset Growth-Alt 20 Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, CharterSM Moderate Portfolio, EQ/PIMCO Global Real Return Portfolio, and AXA/Horizon Small Cap Value Portfolio is referred to herein as an “Acquiring Portfolio” and together as the “Acquiring Portfolios.”

This Combined Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the Proposals that you should know before voting or providing voting instructions. Additional information about each Trust has been filed with the SEC and is available, without charge, upon oral or written request. This Combined Proxy Statement/Prospectus is being provided to AXA Equitable and mailed to Contractholders and other shareholders on or about February [24], 2017. This Combined Proxy Statement/Prospectus and a proxy or voting instruction card also will be available at [http://www.proxypush.com/AXACP] on or about February [24], 2017. It is expected that one or more representatives of AXA Equitable will attend the Meeting in person or by proxy and will vote shares held by AXA Equitable in accordance with voting instructions received from its Contractholders and in accordance with voting procedures established by each Trust.

The following documents have been filed with the SEC and are incorporated by reference into this Combined Proxy Statement/Prospectus:

1.	The Statement of Additional Information dated February [21], 2017, relating to the Reorganizations (File No. 333- );]

2.	The Annual and Semi-Annual Reports to Shareholders of EQ Trust with respect to the corresponding Acquired and Acquiring Portfolios for the fiscal year ended December 31, 2015 and the six-month fiscal period ended June 30, 2016 (File Nos. 333-17217 and 811-07953); and

3.	The Annual and Semi-Annual Reports to Shareholders of VIP Trust with respect to the corresponding Acquired and Acquiring Portfolios for the fiscal year ended December 31, 2015 and the six-month fiscal period ended June 30, 2016 (File Nos. 333-70754 and 811-10509).

For a free copy of any of these documents, please call 1-877-522-5035 or write the Trusts at the address above.

Each Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, each Trust must file certain reports and other information with the SEC. You can copy and review information about each Trust, including proxy materials and proxy and information statements, at the SEC’s Public Reference Room in Washington, DC, and at certain of the following SEC Regional Offices: New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; Los Angeles Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, MA 02110; Philadelphia Regional Office, The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106; Atlanta Regional Office, 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; Salt Lake Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; and San Francisco Regional Office,

44 Montgomery Street, Suite 2600, San Francisco, CA 94104. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information from the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549, at prescribed rates.

Copies of EQ Trust’s and VIP Trust’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to Contractholders. Contractholders may request additional copies of each Trust’s annual or semi-annual reports, free of charge, by writing to the respective Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-877-522-5035.

TABLE OF CONTENTS

Page
SUMMARY	1
PROPOSAL 1: TO APPROVE THE PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE ALT 25 PORTFOLIO, ALT 50 PORTFOLIO, AND ALT 75 PORTFOLIO, EACH A SERIES OF EQ TRUST, AND THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE ALTERNATIVE 100 MODERATE PORTFOLIO, A SERIES OF VIP TRUST, EACH INTO THE ALL ASSET GROWTH-ALT 20 PORTFOLIO, A SERIES OF EQ TRUST.	2
Proposal 1.A.	2
Proposal 1.B.	6
Proposal 1.C.	9
Proposal 1.D.	13
Comparative Fee and Expense Tables	16
Example of Portfolio Expenses	18
Portfolio Turnover	20
Comparison of Investment Objectives, Policies and Strategies	20
Comparison of Principal Risk Factors	24
Comparative Performance Information	25
Capitalization	28
PROPOSAL 2: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE INCOME STRATEGIES PORTFOLIO AND INTEREST RATE STRATEGIES PORTFOLIO, EACH A SERIES OF VIP TRUST, EACH INTO THE AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO, A SERIES OF EQ TRUST.	29
Proposal 2.A.	29
Proposal 2.B.	32
Comparative Fee and Expense Tables	36
Example of Portfolio Expenses	38
Portfolio Turnover	39
Comparison of Investment Objectives, Policies and Strategies	39
Comparison of Principal Risk Factors	44
Comparative Performance Information	45
Capitalization	46
PROPOSAL 3: TO APPROVE THE PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE INTERNATIONAL MODERATE PORTFOLIO, A SERIES OF VIP TRUST, INTO THE CHARTERSM MODERATE PORTFOLIO, ALSO A SERIES OF VIP TRUST.	47
Comparative Fee and Expense Tables	50
Example of Portfolio Expenses	51
Portfolio Turnover	51
Comparison of Investment Objectives, Policies and Strategies	51
Comparison of Principal Risk Factors	53
Comparative Performance Information	54
Capitalization	55
PROPOSAL 4: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE REAL ASSETS PORTFOLIO, A SERIES OF VIP TRUST, INTO THE EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO, A SERIES OF EQ TRUST.	56
Comparative Fee and Expense Tables	59
Example of Portfolio Expenses	60

i

Page
Portfolio Turnover	61
Comparison of Investment Objectives, Policies and Strategies	61
Comparison of Principal Risk Factors	64
Comparative Performance Information	65
Capitalization	66
PROPOSAL 5: TO APPROVE THE PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE PAC GLOBAL PORTFOLIO, A SERIES OF EQ TRUST, INTO THE AXA/HORIZON SMALL CAP VALUE PORTFOLIO, ALSO A SERIES OF EQ TRUST.	67
Comparative Fee and Expense Tables	69
Example of Portfolio Expenses	70
Portfolio Turnover	71
Comparison of Investment Objectives, Policies and Strategies	71
Comparison of Principal Risk Factors	73
Comparative Performance Information	73
Capitalization	74
ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS	75
Terms of the Agreements and/or Plans of Reorganization	75
Description of the Securities to Be Issued	76
Board Considerations	76
Potential Benefits of the Reorganizations to FMG LLC and its Affiliates	80
Descriptions of Risk Factors	81
Federal Income Tax Consequences of the Reorganizations	92
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS	94
Management of EQ Trust and VIP Trust	94
EQ TRUST	94
VIP TRUST	94
The Manager	95
Management and Administrative Fees	97
The Sub-Advisers	100
Legal Proceedings	102
Portfolio Services	104
Portfolio Distribution Arrangements	104
EQ TRUST	104
VIP TRUST	104
Payments to Broker-Dealers and Other Financial Intermediaries	105
Buying and Selling Shares	105
How Portfolio Shares Are Priced	107
Dividends and Other Distributions	109
Federal Income Tax Considerations	109
FINANCIAL HIGHLIGHTS	110
VOTING INFORMATION	132
Voting Rights	132
Required Shareholder Vote	133
Solicitation of Proxies and Voting Instructions	133
Adjournment or Postponement	134
Submission of Certain Shareholder Proposals	134
Other Matters	134
APPENDIX A – Forms of Agreement and/or Plans of Reorganization and Termination	A-1
APPENDIX B – More Information on Strategies and Risk Factors	B-1
APPENDIX C – Security Ownership of Certain Beneficial Owners	C-1

ii

SUMMARY

You should read this entire Combined Proxy Statement/Prospectus carefully. For additional information, you should consult the applicable Agreement and Plan of Reorganization and Termination or Plan of Reorganization and Termination (collectively, the “Reorganization Plans”), copies of the forms of which are attached hereto as Appendix A.

The Proposed Reorganizations

This Combined Proxy Statement/Prospectus is soliciting shareholders with amounts invested in one or more Acquired Portfolios as of December 31, 2016, to approve the Reorganization Plan (with respect to the Acquired Portfolio in which they are invested), whereby each Acquired Portfolio will be reorganized into a corresponding Acquiring Portfolio, as described below. (Each Acquired Portfolio and Acquiring Portfolio is sometimes referred to herein as a “Portfolio,” and together, the “Portfolios.”)

Among the Acquired Portfolios’ shares, each of Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, and Pac Global Portfolio has two classes of shares, designated Class IB and Class K shares; and each of Alternative 100 Moderate Portfolio, Income Strategies Portfolio, Interest Rate Strategies Portfolio, International Moderate Portfolio, and Real Assets Portfolio has one class of shares, designated Class B shares (together, the “Acquired Portfolio Shares”).

Among the Acquiring Portfolios’ shares, the All Asset Growth-Alt 20 Portfolio has three classes of shares, designated Class IA, Class IB, and Class K shares; each of AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, and AXA/Horizon Small Cap Value Portfolio has two classes, designated Class IB and Class K shares; and CharterSM Moderate Portfolio has one class of shares, designated Class B shares (together, the “Acquiring Portfolio Shares”). The rights and preferences of each class of Acquiring Portfolio Shares are substantially similar in all material respects to the rights and preferences of the corresponding class of Acquired Portfolio Shares.

Each Reorganization Plan provides, with respect to each Reorganization, for:

•

the transfer of all the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares having an aggregate net asset value equal to the Acquired Portfolio’s net assets and the Acquiring Portfolio’s assumption of all the liabilities of the Acquired Portfolio;

•	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contractholders) of those Acquiring Portfolio Shares; and

•	the complete termination of the Acquired Portfolio.

The Board of each Trust is proposing the Reorganizations because it believes that each Reorganization will permit shareholders invested in the Acquired Portfolios, which are small and have limited prospects for future growth and therefore a limited ability to achieve economies of scale, to invest in the corresponding Acquiring Portfolios, which in each case will result in a larger combined portfolio with a similar investment objective that invests in a similar asset class or asset classes and has better prospects for attracting additional assets and lowering expenses. For a detailed description of the Boards’ reasons for proposing the Reorganizations, see “Additional Information about the Reorganizations — Board Considerations” below.

A comparison of the investment objectives, policies, strategies and principal risks of each Acquired Portfolio and its corresponding Acquiring Portfolio is included in “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risk Factors” below. The Portfolios have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, which are discussed in “Additional Information about the Portfolios” section below. Each Portfolio offers its shares to Separate Accounts and certain other eligible investors. Shares of each Portfolio are offered and redeemed at their net asset value without any sales load. You will not incur any sales loads or similar transaction charges as a result of a Reorganization.

Subject to shareholder approval, the Reorganizations are expected to be effective at the close of business on May [19], 2017, or on a later date each Trust decides upon (the “Closing Date”). As a result of each Reorganization, each shareholder that owns shares of an Acquired Portfolio would become an owner of shares of the corresponding Acquiring Portfolio. Each such shareholder would hold, immediately after the Closing Date, Class IB, Class K, or Class B shares of the applicable Acquiring Portfolio having an aggregate value equal to the aggregate value of the Class IB, Class K, or Class B shares of the Acquired Portfolio that were held by the shareholder as of the Closing Date. Similarly, each Contractholder whose Contract values are invested in shares of an Acquired Portfolio would become an indirect owner of shares of the corresponding Acquiring Portfolio. Each such Contractholder would indirectly hold, immediately after the Closing Date, Class IB, Class K, or Class B shares of the applicable Acquiring Portfolio having an aggregate value equal to the aggregate value of the Class IB, Class K, or Class B shares of the Acquired Portfolio that were indirectly held by the Contractholder as of the Closing Date. The Reorganizations of the Alt 50 Portfolio and Alt 75 Portfolio into the All Asset Growth-Alt 20 Portfolio, the Income Strategies Portfolio and Interest Rate Strategies Portfolio into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, the International Moderate Portfolio into the CharterSM Moderate Portfolio, and the Real Assets Portfolio into the EQ/PIMCO Global Real Return Portfolio, will not qualify, for federal income tax purposes, as tax-free reorganizations, and each such Reorganization will be treated as a taxable transaction. Each Trust believes that there will be no adverse tax consequences to shareholders or Contractholders as a result of the Reorganization of the Alt 25 Portfolio into the All Asset Growth-Alt 20 Portfolio, the Reorganization of the Alternative 100 Moderate Portfolio into the All Asset Growth-Alt 20 Portfolio, and the Reorganization of the Pac Global Portfolio into the AXA/Horizon Small Cap Value Portfolio.

Please see “Additional Information about the Reorganizations — Federal Income Tax Consequences of the Reorganizations” below for further information.

The Board of each respective Trust has unanimously approved the Reorganization Plan with respect to each Acquired Portfolio and each Acquiring Portfolio, respectively. Accordingly, the Board of each respective Trust is submitting each Reorganization Plan for approval by each Acquired Portfolio’s shareholders. In considering whether to approve the Proposals, you should review the discussion of the Proposals set forth below. In addition, you should review the information in this Combined Proxy Statement/Prospectus that relates to each Proposal and Reorganization Plan generally. The Board of each Trust recommends that you vote “FOR” the relevant Proposal(s) to approve the Plan(s) of Reorganization.

PROPOSAL 1: TO APPROVE THE PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE ALT 25 PORTFOLIO, ALT 50 PORTFOLIO, AND ALT 75 PORTFOLIO, EACH A SERIES OF EQ TRUST, AND THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE ALTERNATIVE 100 MODERATE PORTFOLIO, A SERIES OF VIP TRUST, EACH INTO THE ALL ASSET GROWTH-ALT 20 PORTFOLIO, A SERIES OF EQ TRUST.

This Proposal 1 requests your approval of each Reorganization Plan pursuant to which the Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, and Alternative 100 Moderate Portfolio will be reorganized into the All Asset Growth-Alt 20 Portfolio. The shareholders of each Acquired Portfolio will vote separately on its Reorganization. The consummation of any one Reorganization described in this Proposal is not contingent on the consummation of any other Reorganization.

Proposal 1.A.: This Proposal 1.A. requests your approval of the Reorganization Plan pursuant to which the Alt 25 Portfolio will be reorganized into the All Asset Growth-Alt 20 Portfolio. In considering whether you should approve the Proposal, you should note that:

•

The Alt 25 Portfolio and the All Asset Growth-Alt 20 Portfolio have similar investment objectives. The Alt 25 Portfolio seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation; while the All Asset Growth-Alt 20 Portfolio seeks long-term capital appreciation and current income. Below is a summary comparison of the two Portfolios. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparisons of Investment Objectives, Policies and Strategies” below.

•

The Portfolios have similar investment policies. Each Portfolio invests in other mutual funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) (“Underlying Portfolios”) and exchange-traded funds (“Underlying ETFs”) and provides diversified exposure to equity securities, fixed income securities, and alternative investments (“asset classes”). Each Portfolio invests according to an “asset allocation target,” which is established by the Manager and represents an approximate percentage of the Portfolio’s assets that are invested in each asset class. Each Portfolio’s alternative investments may include convertible securities, investments in certain industries or sectors (e.g., infrastructure), Underlying ETFs that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio, the AXA Real Estate Portfolio and other instruments that derive their value from real estate, and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

There are, however, differences between the two Portfolios’ principal investment policies and strategies of which you should be aware. The Portfolios’ asset allocation targets differ, as described immediately below.

•

The Alt 25 Portfolio’s current asset allocation target is to invest approximately 65% of its assets in equity investments, 10% of its assets in fixed income investments, and 25% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.

•

The All Asset Growth-Alt 20 Portfolio’s current asset allocation target is to invest approximately 55% of its assets in equity investments, 25% of its assets in fixed income investments, and 20% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.

•

In addition to the asset allocation targets discussed above, the Manager also has established target investment percentages for each “asset category” in which each Portfolio invests. Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. The term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities, micro/small/mid cap equity securities, foreign/emerging markets securities, Real Estate Investment Trusts (“REITs”), investment grade bonds and high yield bonds (also known as “junk bonds”)). The Portfolios have different current target investment percentages. Below is a chart that compares the Portfolios’ current target investment percentages.

Asset Class	Alt 25 Portfolio	All Asset Growth- Alt 20 Portfolio
Range of Equity	65%	55%
Large Cap Equity Securities	25%	20%
Micro/Small/Mid Cap Equity Securities	20%	15%
Foreign/Emerging Markets Securities	20%	20%
Range of Alternative Investments	25%	20%
REITS	5%	5%
Other Alternatives	20%	15%
Range of Fixed Income	10%	25%
Investment Grade Bonds	9%	23%
High Yield Bonds	1%	2%

•

Each Portfolio’s principal risks are the same and include affiliated portfolio risk, alternative investment risk, commodity price volatility risk, convertible securities risk, credit risk, energy sector risk, equity risk, foreign securities risk, currency risk, depositary receipts risk, emerging markets risk, infrastructure sector risk, interest rate risk, investment grade securities risk, large-cap company risk, mid-cap, small-cap and micro-cap company risk, natural resources sector risk, non-investment grade securities risk, real estate investing risk, risks related to investments in Underlying Portfolios and Underlying

ETFs, securities lending risk, and special situations risk. To the extent the All Asset Growth-Alt 20 Portfolio generally will invest a greater percentage of its assets in fixed income investments and a lesser percentage of its assets in equity investments and in non-traditional (alternative) investments than the Alt 25 Portfolio, its risk profile will differ from that of the Alt 25 Portfolio with respect to the degree of risk associated with those investments. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for each Portfolio, and it is anticipated that FMG LLC will continue to manage and administer the All Asset Growth-Alt 20 Portfolio after the Reorganization. For a detailed description of FMG LLC, please see “Additional Information about the Portfolios — The Manager” below.

•

The Alt 25 Portfolio and the All Asset Growth-Alt 20 Portfolio had net assets of approximately $30.7 million and $274.0 million, respectively, as of December 31, 2016. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $304.7 million. In addition, as discussed in connection with Proposal 1.B., 1.C., and 1.D., it is also proposed that the Alt 50 Portfolio, Alt 75 Portfolio, and Alternative 100 Moderate Portfolio be reorganized into the All Asset Growth-Alt 20 Portfolio. These Portfolios’ approximate net assets as of December 31, 2016 were as follows:

Acquired Portfolios	Net Assets
Alt 50 Portfolio	$2.8 million
Alt 75 Portfolio	$3.0 million
Alternative 100 Moderate Portfolio	$8.2 million

•

Thus, if the Reorganizations of the Alt 25 Portfolio and each of the Portfolios as provided in Proposal 1.B., 1.C., and 1.D. had been in effect on that date, the combined Portfolio would have had net assets of approximately $318.7 million.

•

The shareholders of the Alt 25 Portfolio will receive shares of the All Asset Growth-Alt 20 Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB shares and Class K shares, for the fiscal year following the Reorganization, will be 1.31% and 1.06%, respectively, which are lower than those of the Alt 25 Portfolio Class IB and Class K shares for the fiscal year ended December 31, 2015, which were 1.42% and 1.17%, respectively. This assumes that only the Reorganization of the Alt 25 Portfolio into the All Asset Growth-Alt 20 Portfolio is consummated. If all four of the proposed Reorganizations into the All Asset Growth-Alt 20 Portfolio are consummated then it is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB and Class K shares for the fiscal year following the Reorganization will be 1.31% and 1.06%, respectively. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•	The Portfolios are subject to the same management fee schedule. The management fee for each Portfolio is equal to an annual rate of 0.10% of its average daily net assets.

•

The Portfolios are subject to the same administration fee schedule. In addition to the management fee, each Portfolio also pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolios are aggregated with those of the other portfolios of VIP Trust (“VIP Trust Portfolios”) and the AXA Strategic Allocation Series Portfolios, AXA All Asset Allocation Series Portfolios, and AXA/Franklin Templeton Allocation Managed Volatility Portfolio of EQ Trust (the “EQ Trust Fund-of-Funds Portfolios”), which are also managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.15% of the first $35 billion of the aggregate average daily net assets of the Portfolios, VIP Trust Portfolios, and EQ Trust Fund-of-Funds Portfolios; 0.11% on the next $10 billion; 0.10% on the next $5 billion; and 0.095% thereafter. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Alt 25 Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of Underlying Portfolios and Underlying ETFs, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class IB shares and 0.40% for Class K shares of the Alt 25 Portfolio.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the All Asset Growth-Alt 20 Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses (including acquired fund fees and expenses) of the All Asset Growth-Alt 20 Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.35% for Class IB shares and 1.10% for Class K shares of the of the All Asset Growth-Alt 20 Portfolio.

•	The Class IB shares of the All Asset Growth-Alt 20 Portfolio and Alt 25 Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•

The Class IB shares and Class K shares of All Asset Growth-Alt 20 Portfolio underperformed compared to the Class IB shares and Class K shares of the Alt 25 Portfolio for the one-year period ended December 31, 2016 and for the period since inception. Please see “Comparative Performance Information” below.

•

Following the Reorganization, it is anticipated that FMG LLC will redeem shares that it holds in the combined Portfolio representing seed capital it has previously invested. The withdrawal of such seed capital is not expected to have a material effect on the annual operating expenses of the combined Portfolio.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the All Asset Growth-Alt 20 Portfolio. It is not expected that the All Asset Growth-Alt 20 Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Alt 25 Portfolio. FMG LLC has reviewed the Alt 25 Portfolio’s current portfolio holdings and determined that the holdings generally are compatible with the All Asset Growth-Alt 20 Portfolio’s investment objective and policies. Thus, FMG LLC believes that, if the Reorganization is approved, all or a substantial portion of the holdings of the Alt 25 Portfolio could be transferred to and held by the All Asset Growth-Alt 20 Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that, if the Reorganization is approved, the holdings of the Alt 25 Portfolio involved therein that are not compatible with the All Asset Growth-Alt 20 Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with All Asset

Growth-Alt 20 Portfolio’s investment objective and policies. The portion of the Alt 25 Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by FMG LLC of the compatibility of those holdings with the All Asset Growth-Alt 20 Portfolio’s portfolio composition and investment objective and policies. The need for the Alt 25 Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

•

It is anticipated that the Alt 25 Portfolio will bear the expenses of the Reorganization. However, FMG LLC has voluntarily agreed to pay expenses of the Reorganization that exceed the Alt 25 Portfolio’s expense limitation set forth in its expense limitation agreement.

Proposal 1.B.: This Proposal 1.B. requests your approval of the Reorganization Plan pursuant to which the Alt 50 Portfolio will be reorganized into the All Asset Growth-Alt 20 Portfolio. In considering whether you should approve the Proposal, you should note that:

•

The Alt 50 Portfolio and the All Asset Growth-Alt 20 Portfolio have similar investment objectives. The Alt 50 Portfolio seeks long-term capital appreciation. The All Asset Growth-Alt 20 Portfolio also seeks long-term capital appreciation, but seeks current income as well. Below is a summary comparison of the two Portfolios. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparisons of Investment Objectives, Policies and Strategies” below.

•

The Portfolios have similar investment policies. Each Portfolio invests in Underlying Portfolios and Underlying ETFs and provides diversified exposure to equity securities, fixed income securities, and alternative investments (“asset classes”). Each Portfolio invests according to an “asset allocation target,” which is established by the Manager and represents an approximate percentage of the Portfolio’s assets that are invested in each asset class. Each Portfolio may invest in alternative investments, which include convertible securities, investments in certain industries or sectors (e.g., infrastructure), Underlying ETFs that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio, the AXA Real Estate Portfolio and other instruments that derive their value from real estate, and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

There are, however, differences between the two Portfolios’ principal investment policies and strategies of which you should be aware. The Portfolios’ asset allocation targets differ, as described below.

•

The Alt 50 Portfolio’s current asset allocation target is to invest approximately 45% of its assets in equity investments, 5% of its assets in fixed income investments, and 50% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.

•

The All Asset Growth-Alt 20 Portfolio’s current asset allocation target is to invest approximately 55% of its assets in equity investments, 25% of its assets in fixed income investments, and 20% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.

•

In addition to the asset allocation targets discussed above, the Manager also has established target investment percentages for each “asset category” in which each Portfolio invests. Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. The term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities, micro/small/mid cap equity securities, foreign/emerging markets securities, REITs, investment grade bonds and high yield bonds (also known as “junk bonds”)). The Portfolios have different current target investment percentages. Below is a chart that compares the Portfolios’ current target investment percentages.

Asset Class	Alt 50 Portfolio	All Asset Growth- Alt 20 Portfolio
Range of Equity	45%	55%
Large Cap Equity Securities	20%	20%
Micro/Small/Mid Cap Equity Securities	10%	15%
Foreign/Emerging Markets Securities	15%	20%
Range of Alternative Investments	50%	20%
REITS	15%	5%
Other Alternatives	35%	15%
Range of Fixed Income	5%	25%
Investment Grade Bonds	4%	23%
High Yield Bonds	1%	2%

•

Each Portfolio’s principal risks are the same and include affiliated portfolio risk, alternative investment risk, commodity price volatility risk, convertible securities risk, credit risk, energy sector risk, equity risk, foreign securities risk, currency risk, depositary receipts risk, emerging markets risk, infrastructure sector risk, interest rate risk, investment grade securities risk, large-cap company risk, mid-cap, small-cap and micro-cap company risk, natural resources sector risk, non-investment grade securities risk, real estate investing risk, risks related to investments in Underlying Portfolios and Underlying ETFs, securities lending risk, and special situations risk. To the extent the All Asset Growth-Alt 20 Portfolio generally will invest a greater percentage of its assets in fixed income investments and equity securities and a lesser percentage of its assets in non-traditional (alternative) investments than the Alt 50 Portfolio, its risk profile will differ from that of the Alt 50 Portfolio with respect to the degree of risk associated with those investments. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for each Portfolio and it is anticipated that FMG LLC will continue to manage and administer the All Asset Growth-Alt 20 Portfolio after the Reorganization. For a detailed description of FMG LLC, please see “Additional Information about the Portfolios — The Manager” below.

•

The Alt 50 Portfolio and the All Asset Growth-Alt 20 Portfolio had net assets of approximately $2.8 million and $274.0 million, respectively, as of December 31, 2016. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $276.8 million. In addition, as discussed in connection with Proposal 1.A., 1.C., and 1.D., it is also proposed that the Alt 25 Portfolio, Alt 75 Portfolio, and Alternative 100 Moderate Portfolio be reorganized into the All Asset Growth-Alt 20 Portfolio. These Portfolios’ approximate net assets as of December 31, 2016 were as follows:

Acquired Portfolios	Net Assets
Alt 25 Portfolio	$30.7 million
Alt 75 Portfolio	$3.0 million
Alternative 100 Moderate Portfolio	$8.2 million

Thus, if the Reorganizations of the Alt 50 Portfolio and each of the Portfolios as provided in Proposal 1.A., 1.C., and 1.D. had been in effect on that date, the combined Portfolio would have had net assets of approximately $318.7 million.

•

The shareholders of the Alt 50 Portfolio will receive shares of the All Asset Growth-Alt 20 Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB shares and Class K shares, for the fiscal year following the Reorganization, will be 1.32% and 1.07%, respectively, which are lower than those of the Alt 50 Portfolio Class IB and Class K shares for the fiscal year ended December 31, 2015, which were 1.42%

and 1.17%, respectively. This assumes that only the Reorganization of the Alt 50 Portfolio into the All Asset Growth-Alt 20 Portfolio is consummated. If all four of the proposed Reorganizations into the All Asset Growth-Alt 20 Portfolio are consummated then it is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB and Class K shares for the fiscal year following the Reorganization will be 1.31% and 1.06%. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•	The Portfolios are subject to the same management fee schedule. The management fee for each Portfolio is equal to an annual rate of 0.10% of its average daily net assets.

•

The Portfolios are subject to the same administration fee schedule. In addition to the management fee, each Portfolio also pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolios are aggregated with those of the other portfolios of VIP Trust (“VIP Trust Portfolios”) and the AXA Strategic Allocation Series Portfolios, AXA All Asset Allocation Series Portfolios, and AXA/Franklin Templeton Allocation Managed Volatility Portfolio of EQ Trust (the “EQ Trust Fund-of-Funds Portfolios”), which are also managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.15% of the first $35 billion of the aggregate average daily net assets of the Portfolios, VIP Trust Portfolios, and EQ Trust Fund-of-Funds Portfolios; 0.11% on the next $10 billion; 0.10% on the next $5 billion; and 0.095% thereafter. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Alt 50 Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of Underlying Portfolios and Underlying ETFs, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class IB shares and 0.40% for Class K shares of the Alt 50 Portfolio.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the All Asset Growth-Alt 20 Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses (including acquired fund fees and expenses) of the All Asset Growth-Alt 20 Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.35% for Class IB shares and 1.10% for Class K shares of the of the All Asset Growth-Alt 20 Portfolio.

•	The Class IB shares of the All Asset Growth-Alt 20 Portfolio and Alt 50 Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•

The Class IB shares of All Asset Growth-Alt 20 Portfolio underperformed compared to the Class IB shares of the Alt 50 Portfolio for the one-year period ended December 31, 2016 and outperformed the Alt 50 Portfolio for the period since inception. Please see “Comparative Performance Information” below.

•

Following the Reorganization, it is anticipated that FMG LLC will redeem shares that it holds in the combined Portfolio representing seed capital it has previously invested. The withdrawal of such seed capital is not expected to have a material effect on the annual operating expenses of the combined Portfolio.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the All Asset Growth-Alt 20 Portfolio. It is not expected that the All Asset Growth-Alt 20 Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Alt 50 Portfolio. FMG LLC has reviewed the Alt 50 Portfolio’s current portfolio holdings and determined that the holdings generally are compatible with the All Asset Growth-Alt 20 Portfolio’s investment objective and policies. Thus, FMG LLC believes that, if the Reorganization is approved, all or a substantial portion of the holdings of the Alt 50 Portfolio could be transferred to and held by the All Asset Growth-Alt 20 Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that, if the Reorganization is approved, the holdings of the Alt 50 Portfolio involved therein that are not compatible with the All Asset Growth-Alt 20 Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with All Asset Growth-Alt 20 Portfolio’s investment objective and policies. The portion of the Alt 50 Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by FMG LLC of the compatibility of those holdings with the All Asset Growth-Alt 20 Portfolio’s portfolio composition and investment objective and policies. The need for the Alt 50 Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

•

It is anticipated that the Alt 50 Portfolio will bear the expenses of the Reorganization. However, FMG LLC has voluntarily agreed to pay expenses of the Reorganization that exceed the Alt 50 Portfolio’s expense limitation set forth in its expense limitation agreement.

Proposal 1.C.: This Proposal 1.C. requests your approval of the Reorganization Plan pursuant to which the Alt 75 Portfolio will be reorganized into the All Asset Growth-Alt 20 Portfolio. In considering whether you should approve the Proposal, you should note that:

•

The Alt 75 Portfolio and the All Asset Growth-Alt 20 Portfolio have similar investment objectives. The Alt 75 Portfolio seeks long-term capital appreciation. The All Asset Growth-Alt 20 Portfolio also seeks long-term capital appreciation, but seeks current income as well. Below is a summary comparison of the two Portfolios. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparisons of Investment Objectives, Policies and Strategies” below.

•

The Portfolios have similar investment policies. Each Portfolio invests in Underlying Portfolios and Underlying ETFs and provides diversified exposure to equity securities, fixed income securities, and alternative investments (“asset classes”). Each Portfolio invests according to an “asset allocation target,” which is established by the Manager and represents an approximate percentage of the Portfolio’s assets that are invested in each asset class. Each Portfolio may invest in alternative investments, which include convertible securities, investments in certain industries or sectors (e.g., infrastructure), Underlying ETFs that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio, the AXA Real Estate Portfolio and other instruments that derive their value from real estate, and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

There are, however, differences between the two Portfolios’ principal investment policies and strategies of which you should be aware. The Portfolios’ asset allocation targets differ, as described below:

•

The Alt 75 Portfolio’s current asset allocation target is to invest approximately 20% of its assets in equity investments, 5% of its assets in fixed income investments, and 75% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.

•

The All Asset Growth-Alt 20 Portfolio’s current asset allocation target is to invest approximately 55% of its assets in equity investments, 25% of its assets in fixed income investments, and 20% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.

•

In addition to the asset allocation targets discussed above, the Manager also has established target investment percentages for each “asset category” in which each Portfolio invests. Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. The term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities, micro/small/mid cap equity securities, foreign/emerging markets securities, REITs, investment grade bonds and high yield bonds (also known as “junk bonds”)). The Portfolios have different current target investment percentages. Below is a chart that compares the Portfolios’ current target investment percentages.

Asset Class	Alt 75 Portfolio	All Asset Growth- Alt 20 Portfolio
Range of Equity	20%	55%
Large Cap Equity Securities	10%	20%
Micro/Small/Mid Cap Equity Securities	5%	15%
Foreign/Emerging Markets Securities	5%	20%
Range of Alternative Investments	75%	20%
REITS	20%	5%
Other Alternatives	55%	15%
Range of Fixed Income	5%	25%
Investment Grade Bonds	4%	23%
High Yield Bonds	1%	2%

•

Each Portfolio’s principal risks are the same and include affiliated portfolio risk, alternative investment risk, commodity price volatility risk, convertible securities risk, credit risk, energy sector risk, equity risk, foreign securities risk, currency risk, depositary receipts risk, emerging markets risk, infrastructure sector risk, interest rate risk, investment grade securities risk, large-cap company risk, mid-cap, small-cap and micro-cap company risk, natural resources sector risk, non-investment grade securities risk, real estate investing risk, risks related to investments in Underlying Portfolios and Underlying ETFs, securities lending risk, and special situations risk. To the extent the All Asset Growth-Alt 20 Portfolio generally will invest a greater percentage of its assets in fixed income investments and equity securities and a lesser percentage of its assets in non-traditional (alternative) investments than the Alt 75 Portfolio, its risk profile will differ from that of the Alt 75 Portfolio with respect to the degree of risk associated with those investments. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for each Portfolio and it is anticipated that FMG LLC will continue to manage and administer the All Asset Growth-Alt 20 Portfolio after the Reorganization. For a detailed description of FMG LLC, please see “Additional Information about the Portfolios — The Manager” below.

•

The Alt 75 Portfolio and the All Asset Growth-Alt 20 Portfolio had net assets of approximately $3.0 million and $274.0 million, respectively, as of December 31, 2016. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $277.0 million. In addition, as discussed in connection with Proposal 1.A., 1.B., and 1.D., it is also proposed that the Alt 25 Portfolio, Alt 50 Portfolio, and Alternative 100 Moderate Portfolio be reorganized into the All Asset Growth-Alt 20 Portfolio. These Portfolios’ approximate net assets as of December 31, 2016 were as follows:

Acquired Portfolios	Net Assets
Alt 25 Portfolio	$30.7 million
Alt 50 Portfolio	$2.8 million
Alternative 100 Moderate Portfolio	$8.2 million

Thus, if the Reorganizations of the Alt 75 Portfolio and each of the Portfolios as provided in Proposal 1.A., 1.B., and 1.D. had been in effect on that date, the combined Portfolio would have had net assets of approximately $318.7 million.

•

The shareholders of the Alt 75 Portfolio will receive shares of the All Asset Growth-Alt 20 Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB shares and Class K shares, for the fiscal year following the Reorganization, will be 1.32% and 1.07%, respectively, which are lower than those of the Alt 75 Portfolio Class IB and Class K shares for the fiscal year ended December 31, 2015, which were 1.43% and 1.18%, respectively. This assumes that only the Reorganization of the Alt 75 Portfolio into the All Asset Growth-Alt 20 Portfolio is consummated. If all four of the proposed Reorganizations into the All Asset Growth-Alt 20 Portfolio are consummated then it is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB and Class K shares for the fiscal year following the Reorganization will be 1.31% and 1.06%, respectively. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•	The Portfolios are subject to the same management fee schedule. The management fee for each Portfolio is equal to an annual rate of 0.10% of its average daily net assets.

•

The Portfolios are subject to the same administration fee schedule. In addition to the management fee, each Portfolio also pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolios are aggregated with those of the other portfolios of VIP Trust (“VIP Trust Portfolios”) and the AXA Strategic Allocation Series Portfolios, AXA All Asset Allocation Series Portfolios, and AXA/Franklin Templeton Allocation Managed Volatility Portfolio of EQ Trust (the “EQ Trust Fund-of-Funds Portfolios”), which are also managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.15% of the first $35 billion of the aggregate average daily net assets of the Portfolios, VIP Trust Portfolios, and EQ Trust Fund-of-Funds Portfolios; 0.11% on the next $10 billion; 0.10% on the next $5 billion; and 0.095% thereafter. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Alt 75 Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of Underlying Portfolios and Underlying ETFs, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class IB shares and 0.40% for Class K shares of the Alt 75 Portfolio.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the All Asset Growth-Alt 20 Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses (including acquired fund fees and expenses) of the All Asset Growth-Alt 20 Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.35% for Class IB shares and 1.10% for Class K shares of the of the All Asset Growth-Alt 20 Portfolio.

•	The Class IB shares of the All Asset Growth-Alt 20 Portfolio and Alt 75 Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•

The Class IB shares of All Asset Growth-Alt 20 Portfolio underperformed compared to the Class IB shares of the Alt 75 Portfolio for the one-year period ended December 31, 2016 and outperformed the Alt 75 Portfolio for the period since inception. Please see “Comparative Performance Information” below.

•

Following the Reorganization, it is anticipated that FMG LLC will redeem shares that it holds in the combined Portfolio representing seed capital it has previously invested. The withdrawal of such seed capital is not expected to have a material effect on the annual operating expenses of the combined Portfolio.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the All Asset Growth-Alt 20 Portfolio. It is not expected that the All Asset Growth-Alt 20 Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Alt 75 Portfolio. FMG LLC has reviewed the Alt 75 Portfolio’s current portfolio holdings and determined that the holdings generally are compatible with the All Asset Growth-Alt 20 Portfolio’s investment objective and policies. Thus, FMG LLC believes that, if the Reorganization is approved, all or a substantial portion of the holdings of the Alt 75 Portfolio could be transferred to and held by the All Asset Growth-Alt 20 Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that, if the Reorganization is approved, the holdings of the Alt 75 Portfolio involved therein that are not compatible with the All Asset Growth-Alt 20 Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with All Asset Growth-Alt 20 Portfolio investment objective and policies. The portion of the Alt 75 Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by FMG LLC of the compatibility of those holdings with the All Asset Growth-Alt 20 Portfolio’s portfolio composition and investment objective and policies. The need for the Alt 75 Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

•

It is anticipated that the Alt 75 Portfolio will bear the expenses of the Reorganization. However, FMG LLC has voluntarily agreed to pay expenses of the Reorganization that exceed the Alt 75 Portfolio’s expense limitation set forth in its expense limitation agreement.

Proposal 1.D.: This Proposal 1.D. requests your approval of the Reorganization Plan pursuant to which the Alternative 100 Moderate Portfolio will be reorganized into the All Asset Growth-Alt 20 Portfolio. In considering whether you should approve the Proposal, you should note that:

•	The Portfolios are series of separate Trusts. The Alternative 100 Moderate Portfolio is a series of VIP Trust and the All Asset Growth-Alt 20 Portfolio is a series of EQ Trust.

•

The Alternative 100 Moderate Portfolio and the All Asset Growth-Alt 20 Portfolio have similar investment objectives. The Alternative 100 Moderate Portfolio seeks long-term capital appreciation. The All Asset Growth-Alt 20 Portfolio also seeks long-term capital appreciation, but seeks current income as well. Below is a summary comparison of the two Portfolios. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparisons of Investment Objectives, Policies and Strategies” below.

•

The Portfolios have similar investment policies. Each Portfolio invests in Underlying Portfolios and Underlying ETFs. There are, however, differences between the Portfolios’ principal investment policies and strategies of which you should be aware. One primary difference between the Portfolios is their asset allocation targets. The Alternative 100 Moderate Portfolio invests substantially all of its assets in nontraditional (alternative) asset categories and strategies, while the All Asset Growth-Alt 20 Portfolio provides diversified exposure to equity securities, fixed income securities, and alternative investments (“asset classes”). In particular, the All Asset Growth-Alt 20 Portfolio’s current asset allocation target is to invest approximately 55% of its assets in equity investments, 25% of its assets in fixed income investments, and 20% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.

•

The Alternative 100 Moderate Portfolio invests substantially all of its assets in Underlying Portfolios and Underlying ETFs that invest primarily in nontraditional (alternative) asset categories and strategies. The non-traditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests include absolute return/multi strategies, commodities, convertible securities, currency, global infrastructure, global real estate, listed private equity, long/short credit, managed futures, merger arbitrage, natural resources, and precious and base metals. In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes. In selecting Underlying Portfolios and Underlying ETFs, the Manager utilizes a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Manager may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories.

•

The All Asset Growth-Alt 20 Portfolio’s current asset allocation target is to invest approximately 55% of its assets in equity investments, 25% of its assets in fixed income investments, and 20% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs. The All Asset Growth-Alt 20 Portfolio also invests according to target investment percentages for each “asset category.” Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. The term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities, micro/small/mid cap equity securities, foreign/emerging markets securities, REITs, investment grade bonds and high yield bonds (also known as “junk bonds”)).

•

Each Portfolio is subject to affiliated portfolio risk, convertible securities risk, credit risk, equity risk, foreign securities risk, currency risk, emerging markets risk, infrastructure sector risk, interest rate risk, investment grade securities risk, large-cap company risk, mid-cap, small-cap and micro-cap company risk, natural resources sector risk, non-investment grade securities risk, real estate investing risk, risks related to investments in Underlying Portfolios and Underlying ETFs, and special situations risk. The Alternative 100 Moderate Portfolio also is subject to non-traditional (alternative) investment risk, commodity risk, derivatives risk, futures contract risk, leveraging risk, listed private equity company risk, market risk, and portfolio management, while the All Asset Growth-Alt 20 Portfolio generally is not. In addition, the principal risks of investing in the All Asset Growth-Alt 20 Portfolio also include alternative investment risk, commodity price volatility risk, depositary receipts risk, energy sector risk, and securities lending risk. To the extent the All Asset Growth-Alt 20 Portfolio generally will invest a greater percentage of its assets in fixed income investments and equity securities and a lesser percentage of its assets in non-traditional (alternative) investments than the Alternative 100 Moderate Portfolio, its risk profile will differ from that of the Alternative 100 Moderate Portfolio with respect to the degree of risk associated with those investments. For a detailed comparison of the Portfolios’ principal risks, see “Comparisons of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for each Portfolio and it is anticipated that FMG LLC will continue to manage and administer the All Asset Growth-Alt 20 Portfolio after the Reorganization. For a detailed description of FMG LLC, please see “Additional Information about the Portfolios — The Manager” below.

•

The Alternative 100 Moderate Portfolio and the All Asset Growth-Alt 20 Portfolio had net assets of approximately $8.2 million and $274.0 million, respectively, as of December 31, 2016. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $282.2 million. In addition, as discussed in connection with Proposal 1.A., 1.B., and 1.C., it is also proposed that the Alt 25 Portfolio, Alt 50 Portfolio, and Alt 75 Portfolio be reorganized into the All Asset Growth-Alt 20 Portfolio. These Portfolios’ approximate net assets as of December 31, 2016 were as follows:

Acquired Portfolios	Net Assets
Alt 25 Portfolio	$30.7 million
Alt 50 Portfolio	$2.8 million
Alt 75 Portfolio	$3.0 million

Thus, if the Reorganizations of the Alternative 100 Moderate Portfolio and each of the Portfolios as provided in Proposal 1.A., 1.B., and 1.C. had been in effect on that date, the combined Portfolio would have had net assets of approximately $318.7 million.

•

The shareholders of the Alternative 100 Moderate Portfolio will receive shares of the All Asset Growth-Alt 20 Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB shares, for the fiscal year following the Reorganization, will be 1.32%, which is lower than that of the Alternative 100 Moderate Portfolio Class B shares for the fiscal year ended December 31, 2015, which was 1.55%. This assumes that only the Reorganization of the Alternative 100 Moderate Portfolio into the All Asset Growth-Alt 20 Portfolio is consummated. If all four of the proposed Reorganizations into the All Asset Growth-Alt 20 Portfolio are consummated then it is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB shares, for the fiscal year following the Reorganization will be 1.06%. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•

The All Asset Growth-Alt 20 Portfolio has a lower management fee than the Alternative 100 Moderate Portfolio. The management fee for the Alternative 100 Moderate Portfolio is equal to an annual rate of 0.15% of its average daily net assets; while the maximum management fee for the All Asset Growth-Alt 20 Portfolio is equal to an annual rate of 0.10% of its average daily net assets.

•

The Portfolios are subject to the same administration fee schedule. In addition to the management fee, each Portfolio also pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolios are aggregated with those of the other portfolios of VIP Trust (“VIP Trust Portfolios”) and the AXA Strategic Allocation Series Portfolios, AXA All Asset Allocation Series Portfolios, and AXA/Franklin Templeton Allocation Managed Volatility Portfolio of EQ Trust (the “EQ Trust Fund-of-Funds Portfolios”), which are also managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.15% of the first $35 billion of the aggregate average daily net assets of the Portfolios, VIP Trust Portfolios, and EQ Trust Fund-of-Funds Portfolios; 0.11% on the next $10 billion; 0.10% on the next $5 billion; and 0.095% thereafter. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Alternative 100 Moderate Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses (including acquired fund fees and expenses) of the Alternative 100 Moderate Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.55% for Class B shares of the Alternative 100 Moderate Portfolio.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the All Asset Growth-Alt 20 Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses (including acquired fund fees and expenses) of the All Asset Growth-Alt 20 Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.35% for Class IB shares of the of the All Asset Growth-Alt 20 Portfolio.

•	The Class IB shares of the All Asset Growth-Alt 20 Portfolio and the Class B shares of the Alternative 100 Moderate Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•

The Class IB shares of the All Asset Growth-Alt 20 Portfolio underperformed compared to the Class B shares of the Alternative 100 Moderate Portfolio for the one-year period ended December 31, 2016 and outperformed the Alternative 100 Moderate Portfolio for the period since inception. Please see “Comparative Performance Information” below.

•

Following the Reorganization, it is anticipated that FMG LLC will redeem shares that it holds in the combined Portfolio representing seed capital it has previously invested. The withdrawal of such seed capital is not expected to have a material effect on the annual operating expenses of the combined Portfolio.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the All Asset Growth-Alt 20 Portfolio. If the Reorganization is approved, all of the Alternative 100 Moderate Portfolio’s assets (“Transferred Assets”) on the Closing Date will be transferred to the All Asset Growth-Alt 20 Portfolio. It is anticipated that immediately prior to the Closing Date, the Alternative 100 Moderate Portfolio will liquidate its securities holdings and hold cash. Therefore, it is anticipated that the Transferred Assets will consist of cash. The sale of portfolio holdings by the Alternative 100 Moderate Portfolio in connection with the Reorganization may result in the Alternative 100 Moderate Portfolio selling securities at a disadvantageous time and price and could result in it realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred. It is also expected that, over time, the All Asset Growth-Alt 20 Portfolio will use the Transferred Assets to invest in Underlying Portfolios and Underlying ETFs, as well as other investments, consistent with its principal investment strategy.

•

It is anticipated that the Alternative 100 Moderate Portfolio will bear the expenses of the Reorganization. However, FMG LLC has voluntarily agreed to pay expenses of the Reorganization that exceed the Alternative 100 Moderate Portfolio’s expense limitation set forth in its expense limitation agreement.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Class IB Shares and Class K Shares of the Alt 25 Portfolio, Alt 50 Portfolio, and Alt 75 Portfolio, Class B Shares of the Alternative 100 Moderate Portfolio, and the Class IB Shares and Class K Shares of the All Asset Growth-Alt 20 Portfolio and the estimated pro forma fees and expenses of the Class IB Shares and Class K Shares of the of the All Asset Growth-Alt 20 Portfolio after giving effect to the proposed Reorganizations. Fees and expenses for each Portfolio are based on those incurred by the relevant class of its shares for the fiscal year ended December 31, 2015. The pro forma fees and expenses of the All Asset Growth-Alt 20 Portfolio shares assume that each Reorganization was in effect for the year ended June 30, 2016. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Alt 25 Portfolio	Alt 50 Portfolio	Alt 75 Portfolio	Alternative 100 Moderate Portfolio	Pro Forma All Asset Growth-Alt 20 Portfolio (assuming the Reorganization is approved)
Not Applicable.	Not Applicable.	Not Applicable.	Not Applicable.	Not Applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Alt 25 Portfolio		All Asset Growth-Alt 20 Portfolio		Pro Forma All Asset Growth-Alt 20 Portfolio (assuming only the Reorganization with the Alt 25 Portfolio is approved)
	Class IB	Class K	Class IB	Class K	Class IB	Class K
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%	0.25%	0.00%	0.25%	0.00%
Other Expenses	0.97%	0.97%	0.22%	0.22%	0.21%	0.21%
Acquired Fund Fees and Expenses	0.77%	0.77%	0.75%	0.75%	0.75%	0.75%
Total Annual Portfolio Operating Expenses	2.09%	1.84%	1.32%	1.07%	1.31%	1.06%
Fee Waiver and/or Expense Reimbursement†	(0.67)%	(0.67)%	N/A	N/A	N/A	N/A
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.42%	1.17%	1.32%	1.07%	1.31%	1.06%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Alt 25 Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of Underlying Portfolios and Underlying ETFs, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class IB shares and 0.40% for Class K shares of the Alt 25 Portfolio.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Alt 50 Portfolio		All Asset Growth-Alt 20 Portfolio		Pro Forma All Asset Growth-Alt 20 Portfolio (assuming only the Reorganization with the Alt 50 Portfolio is approved)
	Class IB	Class K	Class IB	Class K	Class IB	Class K
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%	0.25%	0.00%	0.25%	0.00%
Other Expenses	4.21%	4.19%	0.22%	0.22%	0.22%	0.22%
Acquired Fund Fees and Expenses	0.77%	0.77%	0.75%	0.75%	0.75%	0.75%
Total Annual Portfolio Operating Expenses	5.33%	5.06%	1.32%	1.07%	1.32%	1.07%
Fee Waiver and/or Expense Reimbursement†	(3.91)%	(3.89)%	N/A	N/A	N/A	N/A
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.42%	1.17%	1.32%	1.07%	1.32%	1.07%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Alt 50 Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of Underlying Portfolios and Underlying ETFs, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class IB shares and 0.40% for Class K shares of the Alt 50 Portfolio.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Alt 75 Portfolio		All Asset Growth-Alt 20 Portfolio		Pro Forma All Asset Growth-Alt 20 Portfolio (assuming only the Reorganization with the Alt 75 Portfolio is approved)
	Class IB	Class K	Class IB	Class K	Class IB	Class K
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%	0.25%	0.00%	0.25%	0.00%
Other Expenses	4.17%	4.14%	0.22%	0.22%	0.22%	0.22%
Acquired Fund Fees and Expenses	0.78%	0.78%	0.75%	0.75%	0.75%	0.75%
Total Annual Portfolio Operating Expenses	5.30%	5.02%	1.32%	1.07%	1.32%	1.07%
Fee Waiver and/or Expense Reimbursement†	(3.87)%	(3.84)%	N/A	N/A	0.00%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.43%	1.18%	1.32%	1.07%	1.32%	1.07%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Alt 75 Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of Underlying Portfolios and Underlying ETFs, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class IB shares and 0.40% for Class K shares of the Alt 75 Portfolio.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Alternative 100 Moderate Portfolio		All Asset Growth-Alt 20 Portfolio	Pro Forma All Asset Growth- Alt 20 Portfolio (assuming only the Reorganization with the Alternative 100 Moderate Portfolio is approved)
	Class B		Class IB	Class IB
Management Fee	0.15%		0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%	0.25%
Other Expenses	1.95%		0.22%	0.22%
Acquired Fund Fees and Expenses	0.90%		0.75%	0.75%
Total Annual Portfolio Operating Expenses	3.25%		1.32%	1.32%
Fee Waiver and/or Expense Reimbursement	(1.70	)%†*	N/A	N/A
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.55%		1.32%	1.32%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Alternative 100 Moderate Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Alternative 100 Moderate Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.55% for Class B shares of the Alternative 100 Moderate Portfolio.
*	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current expense limitation arrangement noted above.

Pro Forma Annual Operating Expenses

(assuming all Reorganizations are approved)

(expenses that you may pay each year as a percentage of the value of your investment)

	Pro Forma All Asset Growth-Alt 20 Portfolio (assuming all Reorganizations are approved)*	Pro Forma All Asset Growth-Alt 20 Portfolio (assuming all Reorganizations are approved)*
	Class IB	Class K
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.21%	0.21%
Acquired Fund Fees and Expenses	0.75%	0.75%
Total Annual Portfolio Operating Expenses	1.31%	1.06%

*	Pro forma annual operating expenses have been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The Expense Limitation Arrangement with respect to the Portfolios is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Alt 25 Portfolio
Class IB	$145	$590	$1,062	$2,368
Class K	$119	$514	$933	$2,104
All Asset Growth-Alt 20 Portfolio
Class IB	$134	$418	$723	$1,590
Class K	$109	$340	$590	$1,306
Pro Forma All Asset Growth-Alt 20 Portfolio (assuming only the Reorganization with the Alt 20 Portfolio is approved)
Class IB	$133	$415	$718	$1,579
Class K	$108	$337	$585	$1,294

	1 Year	3 Years	5 Years	10 Years
Alt 50 Portfolio
Class IB	$145	$1,245	$2,338	$5,040
Class K	$119	$1,169	$2,218	$4,835
All Asset Growth-Alt 20 Portfolio
Class IB	$134	$418	$723	$1,590
Class K	$109	$340	$590	$1,306
Pro Forma All Asset Growth-Alt 20 Portfolio (assuming only the Reorganization with the Alt 50 Portfolio is approved)
Class IB	$134	$418	$723	$1,590
Class K	$109	$340	$590	$1,306

	1 Year	3 Years	5 Years	10 Years
Alt 75 Portfolio
Class IB	$146	$1,240	$2,328	$5,020
Class K	$120	$1,162	$2,204	$4,807
All Asset Growth-Alt 20 Portfolio
Class IB	$134	$418	$723	$1,590
Class K	$109	$340	$590	$1,306
Pro Forma All Asset Growth-Alt 20 Portfolio (assuming only the Reorganization with the Alt 75 Portfolio is approved)
Class IB	$134	$418	$723	$1,590
Class K	$109	$340	$590	$1,306

	1 Year	3 Years	5 Years	10 Years
Alternative 100 Moderate Portfolio
Class B	$158	$842	$1,550	$3,433
All Asset Growth-Alt 20 Portfolio
Class IB	$134	$418	$723	$1,590
Pro Forma All Asset Growth-Alt 20 Portfolio (assuming only the Reorganization with the Alternative 100 Moderate Portfolio is approved)
Class IB	$134	$418	$723	$1,590

	1 Year	3 Years	5 Years	10 Years
Pro Forma All Asset Growth-Alt 20 Portfolio
(assuming all four Reorganizations are approved) Class IB	$133	$415	$718	$1,579
(assuming all three Reorganizations are approved) Class K	$108	$337	$585	$1,294

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2015, the portfolio turnover rates for each of the Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, and Alternative 100 Moderate Portfolio were 24%, 15%, 13%, and 30%, respectively, of the average value of the Portfolio; while the portfolio turnover rate for the All Asset Growth-Alt 20 Portfolio was 14% of the average value of the Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Acquired Portfolio with those of the Acquiring Portfolio. The Board of each Trust may change the investment objective of a respective Portfolio without a vote of that Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

Acquiring Portfolio	Acquired Portfolio
All Asset Growth-Alt 20 Portfolio	Alt 25 Portfolio	Alt 50 Portfolio	Alt 75 Portfolio	Alternative 100 Moderate Portfolio
Investment Objective	Investment Objective	Investment Objective	Investment Objective	Investment Objective

Seeks long-term capital appreciation and current income.	Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.	Seeks long-term capital appreciation.	Seeks long-term capital appreciation.	Seeks long-term capital appreciation.

Principal Investment Strategies	Principal Investment Strategies	Principal Investment Strategies	Principal Investment Strategies	Principal Investment Strategies

The Portfolio pursues its investment objective by investing in Underlying Portfolios managed by the Manager and Underlying ETFs.	Same.	Same.	Same.	Same. The Portfolio may also invest in investment companies managed by investment managers other than the Manager (affiliated and unaffiliated Underlying Portfolios) that comprise various asset categories and strategies. In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives.

The Manager, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or alternative investments (referred to herein as “asset classes”) as represented by the holdings of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests.	Same	Same	Same	No corresponding strategy.

Acquiring Portfolio	Acquired Portfolio
All Asset Growth-Alt 20 Portfolio	Alt 25 Portfolio	Alt 50 Portfolio	Alt 75 Portfolio	Alternative 100 Moderate Portfolio
The Portfolio’s current asset allocation target is to invest approximately 55% of its assets in equity investments, 25% of its assets in fixed income investments and 20% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.	The Portfolio’s current asset allocation target is to invest approximately 65% of its assets in equity investments, 10% of its assets in fixed income investments and 25% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.	The Portfolio’s current asset allocation target is to invest approximately 45% of its assets in equity investments, 5% of its assets in fixed income investments and 50% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.	The Portfolio’s current asset allocation target is to invest approximately 20% of its assets in equity investments, 5% of its assets in fixed income investments and 75% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.	Under normal market conditions, the Portfolio allocates substantially all of its assets to Underlying Portfolios and Underlying ETFs that invest primarily in nontraditional (alternative) asset categories and strategies.

Alternative investments are different than traditional equity or fixed income investments. Alternative investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Alternative investments may include, for example, convertible securities, investments in certain industries or sectors (e.g., infrastructure), exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio, the AXA Real Estate Portfolio and other instruments that derive their value from real estate, and the EQ/GAMCO Mergers and Acquisitions Portfolio.	Same.	Same.	Same.	No corresponding strategy.

This asset allocation target may be changed by the Manager and the Trust’s Board of Trustees without shareholder approval.	Same.	Same.	Same.	No corresponding strategy.

The non-traditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows: absolute return/multi strategies, commodities, convertible securities, currency, global infrastructure, global real estate, listed private equity, long/short credit, managed futures, merger arbitrage, natural resources, and precious and base metals.	Same.	Same.	Same.	No corresponding strategy.

Acquiring Portfolio	Acquired Portfolio
All Asset Growth-Alt 20 Portfolio	Alt 25 Portfolio	Alt 50 Portfolio	Alt 75 Portfolio	Alternative 100 Moderate Portfolio
Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Non-traditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Non-traditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many nontraditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.	Same.	Same.	Same.	No corresponding strategy.

Subject to the asset allocation target set forth above, the Manager also has established target investment percentages for each asset category in which the Portfolio invests. As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities, micro/small/mid cap equity securities, foreign/emerging markets securities, Real Estate Investment Trusts (“REITs”), investment grade bonds and high yield bonds (also known as “junk bonds”)).	Same.	Same.	Same.	For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Manager may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories.

Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category.	Same.	Same.	Same.	No corresponding strategy.

Acquiring Portfolio	Acquired Portfolio
All Asset Growth-Alt 20 Portfolio	Alt 25 Portfolio	Alt 50 Portfolio	Alt 75 Portfolio	Alternative 100 Moderate Portfolio
Under the Portfolio’s current target investment percentages, it generally invests its assets in a combination of Underlying Portfolios or Underlying ETFs that results in the Portfolio being invested in the following asset categories in the approximate percentages shown in the table below.	Same.	Same.	Same.	In selecting Underlying Portfolios and Underlying ETFs, the Manager will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover.

The Manager may change these targets from time to time. Actual allocations can deviate from the amounts shown below by up to 15% for each asset class and asset category.	Same.	Same.	Same.	No corresponding strategy.

The REITs, other alternative investments, investment grade and high yield bond categories may include both U.S. and foreign issuers.	Same.	Same.	Same.	No corresponding strategy.

Asset Class

Equity: 55%

Large Cap Equity

Securities: 20%

Micro/Small/Mid Cap

Equity Securities: 15%

Foreign/Emerging Markets

Securities: 20%

Alternatives: 20%

REITs: 5%

Other Alternatives: 15%

Fixed Income: 25%

Investment Grade: 23%

High Yield: 2%

Asset Class

Equity: 65%

Large Cap Equity

Securities: 25%

Micro/Small/Mid Cap

Equity Securities: 20%

Foreign/Emerging

Markets Securities: 20%

Alternatives: 25%

REITS: 5%

Other Alternatives: 20%

Fixed Income: 10%

Investment Grade: 9%

High Yield: 1%

Asset Class

Equity: 45%

Large Cap Equity

Securities: 20%

Micro/Small/Mid Cap

Equity Securities: 10%

Foreign/Emerging

Markets Securities: 15%

Alternatives: 50%

REITS: 15%

Other Alternatives: 35%

Fixed Income: 5%

Investment Grades: 4%

High Yields: 1%

Asset Class

Equity: 20%

Large Cap Equity

Securities: 10%

Micro/Small/Mid Cap

Equity Securities: 5%

Foreign/Emerging

Markets Securities: 5%

Alternatives: 75%

REITS: 20%

Other Alternatives: 55%

Fixed Income: 5%

Investment Grades: 4%

High Yield: 1%

No corresponding strategy.

The Manager selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. The Manager may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio.	Same.	Same.	Same.	Same.

Acquiring Portfolio	Acquired Portfolio
All Asset Growth-Alt 20 Portfolio	Alt 25 Portfolio	Alt 50 Portfolio	Alt 75 Portfolio	Alternative 100 Moderate Portfolio
The Manager has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective.	Same.	Same.	Same.	No corresponding strategy.

The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.	Same.	Same.	Same.	Same.

The Portfolio also may lend its portfolio securities to earn additional income.	Same.	Same.	Same.	No corresponding strategy.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below.

Risks	Alt 25 Portfolio	Alt 50 Portfolio	Alt 75 Portfolio	Alternative 100 Moderate Portfolio	All Asset Growth-Alt 20 Portfolio
Affiliated Portfolio Risk	X	X	X	X	X
Alternative Investment Risk	X	X	X		X
Commodity Risk				X
Commodity Price Volatility Risk	X	X	X		X
Convertible Securities Risk	X	X	X	X	X
Credit Risk	X	X	X	X	X
Derivatives Risk				X
Energy Sector Risk	X	X	X		X
Equity Risk	X	X	X	X	X
Foreign Securities Risk	X	X	X	X	X
Currency Risk	X	X	X	X	X
Depositary Receipts Risk	X	X	X		X
Emerging Markets Risk	X	X	X	X	X
Futures Contract Risk				X
Infrastructure Sector Risk	X	X	X	X	X
Interest Rate Risk	X	X	X	X	X
Investment Grade Securities Risk	X	X	X	X	X
Large-Cap Company Risk	X	X	X	X	X
Leveraging Risk				X
Listed Private Equity Company Risk				X
Market Risk				X
Mid-Cap and Small-Cap Company Risk	X	X	X	X	X
Natural Resources Sector Risk	X	X	X	X	X
Non-Investment Grade Securities Risk	X	X	X	X	X
Non-Traditional (Alternative) Investment Risk				X
Portfolio Management Risk				X
Real Estate Investing Risk	X	X	X	X	X
Risks Related to Investments in Underlying Portfolios and Underlying ETFs	X	X	X	X	X
Securities Lending Risk	X	X	X		X
Special Situations Risk	X	X	X	X	X

In addition to the risks noted above, as noted in the prospectuses for the affiliated Underlying Portfolios, FMG LLC and, in certain cases, an affiliate, serve as investment manager, investment sub-adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a Portfolio. In this connection, the Manager’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative effect on its revenues and/or profits.

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in each Portfolio’s performance from year to year and by showing how each Acquired Portfolio’s average annual total returns for the past year and since inception, and the Acquiring Portfolio’s average annual total returns for the past one-, five- and ten-years, through December 31, 2016, compared to the returns of a broad-based securities market index. The additional broad-based securities market index shows how each Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Alt 25 Portfolio - Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 7.47% (2013 3rd Quarter)	Worst quarter (% and time period) -8.46% (2015 3rd Quarter)

Alt 50 Portfolio - Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 5.48% (2014 2nd Quarter)	Worst quarter (% and time period) -9.04% (2015 3rd Quarter)

Alt 75 Portfolio - Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 6.66% (2014 2nd Quarter)	Worst quarter (% and time period) -9.03% (2015 3rd Quarter)

Alternative 100 Moderate Portfolio - Calendar Year Total Returns (Class B)

Best quarter (% and time period) 5.03% (2014 2nd Quarter)	Worst quarter (% and time period) -7.85% (2015 3rd Quarter)

All Asset Growth-Alt 20 Portfolio - Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 15.31% (2009 2nd Quarter)	Worst quarter (% and time period) -16.47% (2008 4th Quarter)

Alt 25 Portfolio Average Annual Total Returns (For the periods ended December 31, 2016)

	One Year	Since Inception
Alt 25 Portfolio — Class IB Shares (Inception Date: August 29, 2012)	10.34%	6.74%
Alt 25 Portfolio — Class K Shares (Inception Date: August 29, 2012)	10.53%	6.99%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	13.63%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	2.08%	1.45%
All Asset Aggressive-Alt 25 Index (reflects no deduction for fees, expenses, or taxes)	7.99%	8.09%

Alt 50 Portfolio Average Annual Total Returns (For the periods ended December 31, 2016)

	One Year	Since Inception
Alt 50 Portfolio — Class IB Shares (Inception Date: October 28, 2013)	11.31%	1.52%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	10.15%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	2.08%	1.76%
All Asset Aggressive-Alt 50 Index (reflects no deduction for fees, expenses, or taxes)	6.26%	4.55%

Alt 75 Portfolio Average Annual Total Returns (For the periods ended December 31, 2016)

	One Year	Since Inception
Alt 75 Portfolio — Class IB Shares (Inception Date: October 28, 2013)	12.18%	0.16%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	10.15%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	2.08%	1.76%
All Asset Aggressive-Alt 75 Index (reflects no deduction for fees, expenses, or taxes)	4.45%	3.67%

Alternative 100 Moderate Portfolio Average Annual Total Returns

(For the periods ended December 31, 2016)

	One Year	Since Inception
Alternative 100 Moderate Portfolio — Class B Shares (Inception Date: October 30, 2013)	10.58%	-0.35%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.33%	0.14%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	10.14%
CharterSM Alternative 100 Moderate Composite Index* (reflects no deduction for fees, expenses, or taxes)	[ ]%	[ ]%

*	The inception date for the Composite Index is October 31, 2013

All Asset Growth-Alt 20 Portfolio Average Annual Total Returns

(For the periods ended December 31, 2016)

	One Year	Five Years	Ten Years/ Since Inception
All Asset Growth-Alt 20 Portfolio — Class IB Shares	9.59%	6.61%	3.44%
All Asset Growth-Alt 20 Portfolio — Class K Shares (Inception Date: August 29, 2012)	9.84%	N/A	6.04%
S&P 500® Index (reflects no deduction for fees and expenses)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	2.08%	1.85%	3.84%
All Asset Growth-Alt 20 Index (reflects no deduction for fees, expenses, or taxes)	7.08%	7.69%	4.65%

Capitalization

The following table shows the capitalization of each Portfolio as of June 30, 2016 and of the All Asset Growth-Alt 20 Portfolio on a pro forma combined basis as of June 30, 2016, after giving effect to the proposed Reorganizations. Pro forma capitalization of the combined Portfolio has been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Alt 25 Portfolio — Class IB Shares	$24.6	$11.61	2,120,884
All Asset Growth — Alt 20 Portfolio — Class IB Shares	$252.7	$18.74	13,483,723
Adjustments	$—	$—	(807,129)
Pro forma All Asset Growth — Alt 20 Portfolio — Class IB Shares (assuming only the Reorganization with the Alt 25 Portfolio is approved)	$277.3	$18.74	14,797,478

Alt 25 Portfolio — Class K Shares	$1.7	$11.62	145,229
All Asset Growth — Alt 20 Portfolio — Class K Shares	$1.3	$18.68	71,557
Adjustments	$—	$—	(54,905)
Pro forma All Asset Growth — Alt 20 Portfolio — Class K (assuming only the Reorganization with the Alt 25 Portfolio is approved)	$3.0	$18.68	161,881

Alt 50 Portfolio — Class IB Shares	$2.6	$9.12	289,668
All Asset Growth — Alt 20 Portfolio — Class IB Shares	$252.7	$18.74	13,483,723
Adjustments	$—	$—	(256,749)
Pro forma All Asset Growth — Alt 20 Portfolio — Class IB Shares (assuming only the Reorganization with the Alt 50 Portfolio is approved)	$255.3	$18.74	13,516,642

Alt 50 Portfolio — Class K Shares	$1.0	$9.13	113,059
All Asset Growth — Alt 20 Portfolio — Class K Shares	$1.3	$18.68	71,557
Adjustments	$—	$—	(57,791)
Pro forma All Asset Growth — Alt K Portfolio — Class IB Shares (assuming only the Reorganization with the Alt 50 Portfolio is approved)	$2.3	$18.68	126,825

Alt 75 Portfolio — Class IB Shares	$2.8	$8.91	311,295
All Asset Growth — Alt 20 Portfolio — Class IB	$252.7	$18.74	13,483,723
Adjustments	$—	$—	(268,579)
Pro forma All Asset Growth — Alt 20 Portfolio — Class IB Shares (assuming only the Reorganization with the Alt 75 Portfolio is approved)	$255.5	$18.74	13,526,439

Alt 75 Portfolio — Class K Shares	$1.0	$8.93	109,614
All Asset Growth — Alt 20 Portfolio — Class K Shares	$1.3	$18.68	71,557
Adjustments	$—	$—	(57,242)
Pro forma All Asset Growth — Alt 20 Portfolio — Class K Shares (assuming only the Reorganization with the Alt 75 Portfolio is approved)	$2.3	$18.68	123,929

CharterSM Alternative 100 Moderate Portfolio	$10.7	$9.11	1,178,170
All Asset Growth — Alt 20 Portfolio — Class IB Shares	$252.7	$18.74	13,483,723
Adjustments	$—	$—	(605,372)
Pro forma All Asset Growth — Alt 20 Portfolio — Class IB Shares (assuming only the Reorganization with the Alternative 100 Moderate Portfolio is approved)	$263.4	$18.74	14,056,521

Pro forma All Asset Growth-Alt 20 Portfolio — Class IB Shares (assuming all Reorganizations are approved)	$293.4	$18.74	15,445,911
Pro forma All Asset Growth-Alt 20 Portfolio — Class K Shares (assuming all Reorganizations are approved)	$2.3	$18.68	269,521

AFTER CAREFUL CONSIDERATION, THE BOARD OF EACH TRUST UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO THE ALT 25 PORTFOLIO, ALT 50 PORTFOLIO, ALT 75 PORTFOLIO, AND ALTERNATIVE 100 MODERATE PORTFOLIO. ACCORDINGLY, THE BOARD OF EACH TRUST HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY THESE PORTFOLIOS’ SHAREHOLDERS. THE BOARD OF EACH TRUST RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE INCOME STRATEGIES PORTFOLIO AND INTEREST RATE STRATEGIES PORTFOLIO, EACH A SERIES OF VIP TRUST, EACH INTO THE AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO, A SERIES OF EQ TRUST.

This Proposal 2 requests your approval of a Reorganization Plan pursuant to which the Income Strategies Portfolio and Interest Rate Strategies Portfolio will be reorganized into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. The shareholders of each Acquired Portfolio will vote separately on its Reorganization. The consummation of any one Reorganization described in this Proposal is not contingent on the consummation of any other Reorganization.

Proposal 2.A.: This Proposal 2.A. requests your approval of the Reorganization Plan pursuant to which the Income Strategies Portfolio will be reorganized into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. In considering whether you should approve the Proposal, you should note that:

•	The Portfolios are series of separate Trusts. The Income Strategies Portfolio is a series of VIP Trust and the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is a series of EQ Trust.

•

The Income Strategies Portfolio and the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio have similar but distinct investment objectives. The Income Strategies Portfolio seeks a high level of current income. The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio seeks to maximize current income and total return.

•

Both Portfolios provide diversified exposure to fixed income securities. There are, however, differences in the Portfolios’ principal investment policies and strategies of which you should be aware. These are set forth immediately below. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparisons of Investment Objectives, Policies and Strategies” below.

•

The Income Strategies Portfolio utilizes a fund-of-funds structure and invests in other investment companies, while the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is sub-advised by an investment sub-adviser that actively manages the Portfolio’s assets and invests directly in securities and other investments.

•

The Income Strategies Portfolio invests in securities of Underlying Portfolios and Underlying ETFs comprising various asset categories and strategies. The Income Strategies Portfolio’s current asset allocation target is to invest approximately 25% of its assets in equity investments, 50% of its assets in fixed income investments, and 25% of its assets in non-traditional (alternative) investments. The asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Income Strategies Portfolio may invest are as follows (asset categories and strategies that the Manager considers to be non-traditional (alternative) are indicated with an asterisk*): covered call writing*, global infrastructure*, global real estate*, long/short credit*, natural resources*, domestic/international preferred, domestic large cap equity, international equity income, bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, and US investment grade bond.

•

The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio invests at least 80% of its net assets in fixed income securities including through investments in other investment companies and financial instruments that derive their value from such securities. The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio’s investments in fixed income securities include securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations; mortgage-backed securities; asset-backed securities; foreign and domestic corporate bonds; floating or variable rate obligations (including inverse floater collateralized mortgage obligations); bank loans and assignments; fixed income securities issued by corporations and governments in foreign countries including emerging markets issuers and U.S. dollar-denominated securities or non-U.S. issuers; securities issued by municipalities; collateralized loan obligations and other securities bearing fixed interest rates of any maturity; and inverse floaters, interest-only and principal-only securities. The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio may invest up to 40% of its assets in below investment grade securities (commonly known as “junk bonds”).

•

Each Portfolio’s principal risks include credit risk, emerging markets risk, foreign securities risk, interest rate risk, investment grade securities risk, liquidity risk, loan risk, non-investment grade and securities risk. The Income Strategies Portfolio also is subject to affiliated portfolio risk, currency risk, derivatives risk, equity risk, floating rate loan risk, inflation-indexed bonds risk, infrastructure sector risk, large-cap company risk, market risk, natural resources sector risk, non-traditional (alternative) investment risk, portfolio management risk, real estate investing risk, and risks related to investments in Underlying Portfolios and Underlying ETFs as principal risks, while the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is not. The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is subject to collateralized loan obligations risk, distressed companies risk, geographic concentration risk, inverse floaters risk, mortgage-backed and asset-backed securities risk, political/economic risk, portfolio turnover risk, redemption risk, regulatory risk, risks of investing in other investment companies, securities lending risk, settlement risk, transaction costs risk, and U.S. government securities risk as principal risks, while the Income Strategies Portfolio generally is not. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for both Portfolios. FMG LLC has selected DoubleLine Capital LP (“DoubleLine”) as the sub-adviser (“Sub-Adviser”) to sub-advise the assets of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. It is anticipated that FMG LLC will continue to manage and administer, and that DoubleLine will continue to sub-advise, the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio after the Reorganization.

•

The Manager has been granted relief by the SEC to hire, terminate and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into a sub-advisory agreement on behalf of a Portfolio with an “affiliated person” of the Manager, unless the sub-advisory agreement, including compensation, is approved by the Portfolio’s shareholders. For a detailed description of the Manager and the Sub-Adviser to the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, please see “Additional Information about the Portfolios — The Manager” and “ — The Sub-Advisers” below.

•

The Income Strategies Portfolio and the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio had net assets of approximately $4.6 million and $ 71.2 million, respectively, as of December 31, 2016. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $75.8 million. In addition, as discussed in connection with Proposal 2.B. below, it is also proposed that the Interest Rate Strategies Portfolio be reorganized into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. The Interest Rate Strategies Portfolio had net assets of approximately $4.2 million as of December 31, 2016. Thus, if the Reorganizations of both the Income Strategies Portfolio and Interest Rate Strategies Portfolio into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio had been in effect on that date, the combined Portfolio would have had net assets of approximately $80.0 million.

•

The shareholders of the Income Strategies Portfolio will receive shares of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio’s Class IB shares, for the fiscal year following the Reorganization, will be 1.06%, which is lower than that of the Income Strategies Portfolio’s Class B shares for the fiscal year ended December 31, 2015, which was 1.20%. This assumes that only the Reorganization of the Income Strategies Portfolio into the AXA/DoubleLine Opportunistic

Core Plus Bond Portfolio is consummated. If both of the proposed Reorganizations into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio are consummated then it is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio’s Class IB shares for the fiscal year following the Reorganization, will be 1.06%. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•

The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio has a higher management fee than the Income Strategies Portfolio because it invests directly in securities and other instruments rather than operating as a fund-of-funds. The management fee for the Income Strategies Portfolio is equal to an annual rate of 0.15% of its average daily net assets; while the management fee for the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is equal to an annual rate of 0.60% of its average daily net assets. However, as discussed below, the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio currently has a lower expense limitation agreement in place than that for the Income Strategies Portfolio.

•	The Portfolios pay different administration fees.

•

The Income Strategies Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Income Strategies Portfolio are aggregated with those of the other VIP Trust Portfolios (“VIP Trust Portfolios”) and the AXA Strategic Allocation Series Portfolios, AXA All Asset Allocation Series Portfolios, and AXA/Franklin Templeton Allocation Managed Volatility Portfolio of EQ Trust (the “EQ Trust Fund-of-Funds Portfolios”), which are also managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.15% of the first $35 billion of the aggregate average daily net assets of the Portfolios, VIP Trust Portfolios, and EQ Trust Fund-of-Funds Portfolios; 0.11% on the next $10 billion; 0.10% on the next $5 billion; and 0.095% thereafter.

•

The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the other portfolios of EQ Trust that are advised by a single investment sub-adviser (“Single-Advised Portfolios”), which is equal to an annual rate of 0.10% of the first $30 billion of the aggregate average daily net assets of the Single-Advised Portfolios; 0.0975% of the next $10 billion; 0.0950% of the next $5 billion; and 0.0925% thereafter, subject to a minimum annual fee of $30,000. For a more detailed description of the fees and expenses of the Portfolios, including a description of the Single-Advised Portfolios, please see “Additional Information about the Portfolios” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Income Strategies Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Income Strategies Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class B shares of the Income Strategies Portfolio.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.05% for Class IB shares of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio.

•	The Class IB shares of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio and the Class B shares of the Income Strategies Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•

The Class IB shares of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio underperformed compared to the Class B shares of the Income Strategies Portfolio for the one-year period ended December 31, 2016 and for the period since inception. Please see “Comparative Performance Information” below.

•

Following the Reorganization, it is anticipated that FMG LLC will redeem shares that it holds in the combined Portfolio representing seed capital it has previously invested. The withdrawal of such seed capital is not expected to have a material effect on the annual operating expenses of the combined Portfolio.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. It is not expected that the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Income Strategies Portfolio. If the Reorganization is approved, all of the Income Strategies Portfolio’s assets (“Transferred Assets”) on the Closing Date will be transferred to the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. It is anticipated that immediately prior to the Closing Date, the Income Strategies Portfolio will liquidate its securities holdings and hold cash. Therefore, it is anticipated that the Transferred Assets will consist of cash. The sale of portfolio holdings by the Income Strategies Portfolio in connection with the Reorganization may result in the Income Strategies Portfolio selling securities at a disadvantageous time and price and could result in it realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred. It is also expected that, over time, the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio will use the Transferred Assets to invest in fixed income securities consistent with its principal investment strategy.

•

It is anticipated that the Income Strategies Portfolio will bear the expenses of the Reorganization. However, FMG LLC has voluntarily agreed to pay expenses of the Reorganization that exceed the Income Strategies Portfolio’s expense limitation set forth in its expense limitation agreement.

Proposal 2.B.: This Proposal 2.B. requests your approval of the Reorganization Plan pursuant to which the Interest Rate Strategies Portfolio will be reorganized into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. In considering whether you should approve the Proposal, you should note that:

•	The Portfolios are series of separate Trusts. The Interest Rate Strategies Portfolio is a series of VIP Trust and the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is a series of EQ Trust.

•

The Interest Rate Strategies Portfolio and the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio have similar but distinct investment objectives. The Interest Rate Strategies Portfolio seeks to achieve long-term total return, consistent with the preservation of capital and prudent investment management. The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio seeks to maximize current income and total return.

•

Both Portfolios provide diversified exposure to fixed income securities. There are, however, differences in the Portfolios’ principal investment policies and strategies of which you should be aware. These are set forth immediately below. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparisons of Investment Objectives, Policies and Strategies” below.

•

The Interest Rate Strategies Portfolio utilizes a fund-of-funds structure and invests in other investment companies, while the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is sub-advised by an investment sub-adviser that actively manages the Portfolio’s assets and invests directly in securities and other investments.

•

The Interest Rate Strategies Portfolio invests in securities of Underlying Portfolios and Underlying ETFs comprising various asset categories and strategies. The Interest Rate Strategies Portfolio’s current asset allocation target is to invest approximately 25% of its assets in equity investments, 50% of its assets in fixed income investments, and 25% of its assets in nontraditional (alternative) investments. The asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Interest Rate Strategies Portfolio may invest are as follows (asset categories and strategies that the Manager considers to be non-traditional (alternative) are indicated with an asterisk*): absolute return/multi strategies*, convertible securities*, covered call writing*, global infrastructure*, global real estate*, long/short credit*, natural resources*, domestic large cap equity, global equity, international equity, income, bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, money market, unconstrained bond, US investment grade bond, and US short term investment grade bond.

•

The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio invests at least 80% of its net assets in fixed income securities, including through investments in other investment companies and financial instruments that drive their value from such securities. The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio’s investments in fixed income securities include securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations; mortgage-backed securities; asset-backed securities; foreign and domestic corporate bonds; floating or variable rate obligations (including inverse floater collateralized mortgage obligations); bank loans and assignments; fixed income securities issued by corporations and governments in foreign countries including emerging markets issuers and U.S. dollar-denominated securities or non-U.S. issuers; securities issued by municipalities; collateralized loan obligations and other securities bearing fixed interest rates of any maturity; and inverse floaters, interest-only and principal-only securities. The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio may invest up to 40% of its assets in below investment grade securities (commonly known as “junk bonds”).

•

Each Portfolio’s principal risks include credit risk, emerging markets risk, foreign securities risk, interest rate risk, investment grade securities risk, liquidity risk, loan risk, non-investment grade and securities risk. The Interest Rate Strategies Portfolio also is subject to affiliated portfolio risk, currency risk, derivatives risk equity risk, floating rate loan risk, inflation-indexed bonds risk, infrastructure sector risk, large-cap company risk, market risk, natural resources sector risk, non-traditional (alternative) investment risk, portfolio management risk, real estate investing risk, and risks related to investments in Underlying Portfolios and Underlying ETFs as principal risks, while the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is not. The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is subject to collateralized loan obligations risk, distressed companies risk, geographic concentration risk, inverse floaters risk, mortgage-backed and asset-backed securities risk, political/economic risk, portfolio turnover risk, redemption risk, regulatory risk, risks of investing in other investment companies, securities lending risk, settlement risk, transaction costs risk, and U.S. government securities risk; while the Interest Rate Strategies Portfolio generally is not. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for both Portfolios. FMG LLC has selected DoubleLine Capital LP (“DoubleLine”) as the sub-adviser (“Sub-Adviser”) to manage the assets of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. It is anticipated that FMG LLC will continue to manage and administer, and that DoubleLine will continue to sub-advise, the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio after the Reorganization.

•

The Manager has been granted relief by the SEC to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into a sub-advisory agreement on behalf of a Portfolio with an “affiliated person” of the Manager, unless the sub-advisory agreement, including compensation, is approved by the Portfolio’s shareholders. For a detailed description of the Manager and the Sub-Adviser to the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, please see “Additional Information about the Portfolios — The Manager” and “ — The Sub-Advisers” below.

•

The Interest Rate Strategies Portfolio and the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio had net assets of approximately $4.2 million and $71.2 million, respectively, as of December 31, 2016. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $75.4 million. In addition, as discussed in connection with Proposal 2.A. above, it is also proposed that the Income Strategies Portfolio be reorganized into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. The Income Strategies Portfolio had net assets of approximately $4.6 million as of December 31, 2016. Thus, if the Reorganizations of both the Interest Rate Strategies Portfolio and Income Strategies Portfolio into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio had been in effect on that date, the combined Portfolio would have had net assets of approximately $80.0 million.

•

The shareholders of the Interest Rate Strategies Portfolio will receive shares of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio’s Class IB shares, for the fiscal year following the Reorganization, will be 1.06%, which is lower than that of the Interest Rate Strategies Portfolio’s Class B shares for the fiscal year ended December 31, 2015, which was 1.20%. This is assuming that only the Reorganization of the Interest Rate Strategies Portfolio is consummated. If both of the proposed Reorganizations into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio are consummated then it is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio’s Class IB shares for the fiscal year following the Reorganization, will be 1.06% . For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•

The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio has a higher management fee than the Interest Rate Strategies Portfolio because it invests directly in securities and other instruments rather than operating as a fund-of-funds. The management fee for the Interest Rate Strategies Portfolio is equal to an annual rate of 0.15% of its average daily net assets, while the management fee for the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is equal to an annual rate of 0.60% of its average daily net assets. However, as discussed below, the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio currently has a lower expense limitation agreement in place than that for the Interest Rate Strategies Portfolio.

•	The Portfolios pay different administration fees.

•

The Interest Rate Strategies Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Interest Rate Strategies Portfolio are aggregated with those of the other VIP Trust Portfolios (“VIP Trust Portfolios”) and the AXA Strategic Allocation Series Portfolios, AXA All Asset Allocation Series Portfolios, and AXA/Franklin Templeton Allocation Managed Volatility Portfolio of EQ Trust (the “EQ Trust Fund-of-Funds Portfolios”), which are also managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.15% of the first

$35 billion of the aggregate average daily net assets of the Portfolios, VIP Trust Portfolios, and EQ Trust Fund-of-Funds Portfolios; 0.11% on the next $10 billion; 0.10% on the next $5 billion; and 0.095% thereafter.

•

The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the other portfolios of EQ Trust that are advised by a single investment sub-adviser (“Single-Advised Portfolios”), which is equal to an annual rate of 0.10% of the first $30 billion of the aggregate average daily net assets of the Single-Advised Portfolios; 0.0975% of the next $10 billion; 0.0950% of the next $5 billion; and 0.0925% thereafter, subject to a minimum annual fee of $30,000. For a more detailed description of the fees and expenses of the Portfolios, including a description of the Single-Advised Portfolios, please see “Additional Information about the Portfolios” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Interest Rate Strategies Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Interest Rate Strategies Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class B shares of the Interest Rate Strategies Portfolio.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.05% for Class IB shares of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio.

•	The Class IB shares of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio and the Class B shares of the Interest Rate Strategies Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•

The Class IB shares of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio underperformed compared to the Class B shares of the Interest Rate Strategies Portfolio for the one-year period ended December 31, 2016 and for the period since inception. Please see “Comparative Performance Information” below.

•

Following the Reorganization, it is anticipated that FMG LLC will redeem shares that it holds in the combined Portfolio representing seed capital it has previously invested. The withdrawal of such seed capital is not expected to have a material effect on the annual operating expenses of the combined Portfolio.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. It is not expected that the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Interest Rate Strategies Portfolio. If the Reorganization is approved, all of the Income Strategies Portfolio’s assets (“Transferred Assets”) on the Closing Date will be transferred to the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio.

It is anticipated that immediately prior to the Closing Date, the Interest Rate Strategies Portfolio will liquidate its securities holdings and hold cash. Therefore, it is anticipated that the Transferred Assets will consist of cash. The sale of portfolio holdings by the Income Strategies Portfolio in connection with the Reorganization may result in the Interest Rate Strategies Portfolio selling securities at a disadvantageous time and price and could result in it realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred. It is also expected that, over time, the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio will use the Transferred Assets to invest in fixed income securities consistent with its principal investment strategy.

•

It is anticipated that the Interest Rate Strategies Portfolio will bear the expenses of the Reorganization. However, FMG LLC has voluntarily agreed to pay expenses of the Reorganization that exceed the Interest Rate Strategies Portfolio’s expense limitation set forth in its expense limitation agreement.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Class B Shares of the Income Strategies Portfolio and Interest Rate Strategies Portfolio and the Class IB Shares of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio and the estimated pro forma fees and expenses of the Class IB Shares of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio after giving effect to the proposed Reorganizations. Fees and expenses for each Portfolio are based on those incurred by the relevant class of its shares for the fiscal year ended December 31, 2015. The pro forma fees and expenses of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio Shares assume that each Reorganization was in effect for the year ended June 30, 2016. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Income Strategies Portfolio	Interest Rate Strategies Portfolio	AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	Pro Forma AXA/DoubleLine Opportunistic Core Plus Bond (assuming both the Reorganizations are approved)
Not Applicable.	Not Applicable.	Not Applicable.	Not Applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Income Strategies Portfolio	AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	Pro Forma AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (assuming only the Reorganization of the Income Strategies Portfolio is approved)**
	Class B	Class IB	Class IB
Management Fee	0.15%	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.25%
Other Expenses	3.06%	0.38%	0.26%
Acquired Fund Fees and Expenses	0.64%	0.01%	0.01%
Total Annual Portfolio Operating Expenses	4.10%	1.24%	1.12%
Fee Waiver and/or Expense Reimbursement†*	(2.90)%	(0.18)%	(0.06)%

	Income Strategies Portfolio	AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	Pro Forma AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (assuming only the Reorganization of the Income Strategies Portfolio is approved)**
	Class B	Class IB	Class IB
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	1.06%	1.06%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of (1) the Income Strategies Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.20% for Class B shares of the Portfolio, and (2) the EQ/DoubleLine Opportunistic Core Plus Bond Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.05% for Class IB shares of the Portfolio.
*	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current expense limitation arrangements noted above.
**	Pro forma annual operating expenses have been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Interest Rate Strategies Portfolio	AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	Pro Forma AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (assuming only the Reorganization of the Interest Rate Strategies Portfolio is approved)**
	Class B	Class IB	Class IB
Management Fee	0.15%	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.25%
Other Expenses	2.20%	0.38%	0.26%
Acquired Fund Fees and Expenses	0.67%	0.01%	0.01%
Total Annual Portfolio Operating Expenses	3.27%	1.24%	1.12%
Fee Waiver and/or Expense Reimbursement†*	(2.07)%	(0.18)%	(0.06)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	1.06%	1.06%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of (1) the Interest Rate Strategies Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.20% for Class B shares of the Portfolio, and (2) the EQ/DoubleLine Opportunistic Core Plus Bond Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.05% for Class IB shares of the Portfolio.

*	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current expense limitation arrangements noted above.
**	Pro forma annual operating expenses have been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization.

Pro Forma Annual Operating Expenses

(assuming both Reorganizations are approved)

(expenses that you may pay each year as a percentage of the value of your investment)

Pro Forma AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (assuming both the Reorganizations of the Income Strategies Portfolio and Interest Rate Strategies Portfolio are approved)**
Class IB
Management Fee	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses	0.25%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses	1.11%
Fee Waiver and/or Expense Reimbursement†	(0.05)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.06%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the EQ/DoubleLine Opportunistic Core Plus Bond Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.05% for Class IB shares of the Portfolio.
**	Pro forma annual operating expenses have been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The Expense Limitation Arrangement with respect to the Portfolios is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Income Strategies Portfolio
Class B	$122	$981	$1,855	$4,111
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio
Class IB	$108	$376	$664	$1,484
Pro Forma AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (assuming only the Reorganization of the Income Strategies Portfolio is approved)
Class IB	$108	$350	$611	$1,358

	1 Year	3 Years	5 Years	10 Years
Interest Rate Strategies Portfolio
Class B	$122	$813	$1,528	$3,426
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio
Class IB	$108	$376	$664	$1,484
Pro Forma AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (assuming only the Reorganization of the Interest Rate Strategies Portfolio is approved)
Class IB	$108	$350	$611	$1,358

	1 Year	3 Years	5 Years	10 Years
Pro Forma AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (assuming both the Reorganizations are approved)
Class IB	$108	$348	$607	$1,347

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2015, the portfolio turnover rates for each of the Income Strategies Portfolio, Interest Rate Strategies Portfolio, and the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio were 25%, 27%, and 79%, respectively, of the average value of each Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Income Strategies Portfolio and Interest Rate Strategies Portfolio with those of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. The Board of each Trust may change the investment objective of a respective Portfolio without a vote of that Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

Acquiring Portfolio	Acquired Portfolio
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	Income Strategies Portfolio	Interest Rate Strategies Portfolio
Investment Objective: Seeks to maximize current income and total return.	Investment Objective: Seeks a high level of current income.	Investment Objective Seeks to achieve long-term total return, consistent with the preservation of capital and prudent investment management.

Acquiring Portfolio	Acquired Portfolio
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	Income Strategies Portfolio	Interest Rate Strategies Portfolio

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities. For purposes of this investment policy, fixed income securities include direct and indirect investments in fixed income securities and investments in other investment companies and financial instruments that drive their value from such securities.

Principal Investment Strategies

The Portfolio pursues its investment objective by investing in other mutual funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) and in investment companies managed by investment managers other than FMG LLC (affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. The Manager, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or nontraditional (alternative) investments (referred to herein as “asset classes”) as represented by the primary holdings (as described in the prospectuses) of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 25% of its assets in equity investments, 50% of its assets in fixed income investments and 25% of its assets in nontraditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs.

Principal Investment Strategies

The Portfolio pursues its investment objective by investing in other mutual funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) and in investment companies managed by investment managers other than FMG LLC (affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. The Manager, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or nontraditional (alternative) investments (referred to herein as “asset classes”) as represented by the primary holdings (as described in the prospectuses) of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 25% of its assets in equity investments, 50% of its assets in fixed income investments and 25% of its assets in nontraditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs.

The Portfolio’s investments in fixed income securities include, but are not limited to, securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations; mortgage-backed securities; asset-backed securities; foreign and domestic corporate bonds; floating or variable rate obligations (including inverse floater collateralized mortgage obligations); bank loans; fixed income securities issued by corporations and governments in foreign countries including emerging markets issuers and U.S. dollar denominated securities or non-U.S. issuers; securities issued by municipalities; collateralized loan obligations and other securities bearing fixed interest rates of any maturity.	No corresponding strategy.	No corresponding strategy.

Acquiring Portfolio	Acquired Portfolio
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	Income Strategies Portfolio	Interest Rate Strategies Portfolio
The Portfolio may invest up to 40% of its assets in below investment grade securities (commonly known as “junk bonds”). Such investments may include debt obligations of distressed companies, including companies that are close to or in default. The Sub-Adviser allocates investments in below investment grade securities broadly by industry and issuer in an attempt to reduce the impact on the Portfolio of negative events affecting an industry or issuer. Securities below investment grade include those securities rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB+ or lower by Fitch Ratings Ltd. (“Fitch”) or by Standard & Poor’s Ratings Services (“S&P”) or, if unrated, deemed to be of comparable quality by the Manager or Sub-Adviser.	No corresponding strategy.	No corresponding strategy.

The Portfolio may invest in mortgage-backed or other asset-backed securities of any credit rating or credit quality without regard to the 40% limitation described above.	No corresponding strategy.	No corresponding strategy.

The Portfolio may also invest in inverse floaters, interest-only and principal-only securities. In addition, the Portfolio may invest in senior bank loans and assignments, including through investments in other investment companies advised by the Sub-Adviser.	No corresponding strategy.	No corresponding strategy.

No corresponding strategy.	The asset allocation target may be changed by the Manager and the Trust’s Board of Trustees without shareholder approval. Actual allocations can deviate by up to 15% for each asset class.	The asset allocation target may be changed by the Manager and the Trust’s Board of Trustees without shareholder approval. Actual allocations can deviate by up to 15% for each asset class.

No corresponding strategy.	As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class. The traditional and nontraditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Manager considers to be nontraditional (alternative) are indicated with an asterisk*): covered call writing*, global infrastructure*, global real Estate*, long/short credit*, natural resources*, domestic/international, preferred, domestic large cap Equity, international equity, income, bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, and US investment grade bond.	As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class. The traditional and nontraditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Manager considers to be nontraditional (alternative) are indicated with an asterisk*): absolute return/multi strategies*, convertible securities*, covered call writing*, global infrastructure*, global real Estate*, long/short credit*, natural resources*, domestic large cap equity, global equity, international equity, income, bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, money market, unconstrained bond, US investment grade bond, US short term investment grade bond.

Acquiring Portfolio	Acquired Portfolio
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	Income Strategies Portfolio	Interest Rate Strategies Portfolio
No corresponding strategy.	Nontraditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Nontraditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Nontraditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many nontraditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.	Nontraditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Nontraditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Nontraditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many nontraditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.

No corresponding strategy.	In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.	In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

The Sub-Adviser actively manages the Portfolio’s asset class exposure using a top-down approach, which involves using fundamental research regarding the investment characteristics of each sector (such as risk, volatility, relative valve, and the potential for growth and income), as well as the Sub-Adviser’s outlook for the economy and financial markets as a whole. Primary sectors include government/municipals, high yield, global developed credit, international sovereign debt, emerging markets, and mortgage and asset-backed. The Sub-Adviser will gradually rotate portfolio assets among sectors in various markets using a long term approach to attempt to maximize return. Individual securities within asset classes are selected using a bottom up approach, which involves an analysis of each individual issuer’s creditworthiness.	The Manager selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. In selecting Underlying Portfolios and Underlying ETFs, the Manager will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Manager may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories.	The Manager selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. In selecting Underlying Portfolios and Underlying ETFs, the Manager will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Manager may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories.

Acquiring Portfolio	Acquired Portfolio
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	Income Strategies Portfolio	Interest Rate Strategies Portfolio
The Sub-Adviser uses a controlled risk approach in managing the Portfolio, which includes consideration of: Security selection within a given asset class; Relative performance of the various market sectors and asset classes; The rates offered by bonds at different maturities; Fluctuations in the overall level of interest rates.	The Manager may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the asset allocation target percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective.	The Manager may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the asset allocation target percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective.

The Sub-Adviser also monitors the duration of the securities held by the Portfolio to seek to mitigate exposure to interest rate risk. Duration is a measure used to determine the sensitivity of a security’s price to interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive. Under normal circumstances, the Sub-Adviser seeks to maintain an investment portfolio with a weighted average effective duration of no less than two years and no more than eight years. The duration of the Portfolio’s investments may vary materially from its target, from time to time, and there is no assurance that the duration of the Portfolio’s investments will meet its target.	No corresponding strategy.	No corresponding strategy.

Portfolio securities may be sold at any time. Sales may occur when the Sub-Adviser perceives deterioration in the credit fundamentals of the issuer, believes there are negative macro political considerations that may affect the issuer, determines to take advantage of a better investment opportunity, or the individual security has reached the Sub-Adviser’s sell target.	The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.	The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.	No corresponding strategy.	No corresponding strategy.

The Portfolio also may lend its portfolio securities to earn additional income.	No corresponding strategy.	No corresponding strategy.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in each Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below.

Risks	Income Strategies Portfolio	Interest Rate Strategies Portfolio	AXA/DoubleLine Opportunistic Core Plus Bond Portfolio
Affiliated Portfolio Risk	X	X
Collateralized Loan Obligations Risk			X
Convertible Securities Risk		X
Credit Risk	X	X	X
Derivatives Risk	X	X
Distressed Companies Risk			X
Equity Risk	X	X
Floating Rate Loan Risk	X	X
Foreign Securities Risk	X	X	X
Currency Risk	X	X
Emerging Markets Risk	X	X	X
Geographic Concentration Risk			X
Inflation-Indexed Bonds Risk	X	X
Infrastructure Sector Risk	X	X
Interest Rate Risk	X	X	X
Inverse Floaters Risk			X
Investment Grade Securities Risk	X	X	X
Large-Cap Company Risk	X	X
Liquidity Risk	X	X	X
Loan Risk	X	X	X
Market Risk	X	X
Money Market Risk		X
Mortgage-Backed and Asset-Backed Securities Risk			X
Natural Resources Sector Risk	X	X
Non-Investment Grade Risk	X	X	X
Non-Traditional (Alternative) Investment Risk	X	X
Political/Economic Risk			X
Portfolio Management Risk	X	X
Portfolio Turnover Risk			X
Real Estate Investing Risk	X	X
Redemption Risk			X
Regulatory Risk			X
Risks of Investing in Other Investment Companies			X
Risks Related to Investments in Underlying Portfolios and Underlying ETFs	X	X
Securities Lending Risk			X
Settlement Risk			X
Transaction Costs Risk			X
U.S. Government Securities Risk			X

In addition to the risks described above, as noted in the prospectuses for the affiliated Underlying Portfolios, FMG LLC and, in certain cases, an affiliate, serve as investment manager, investment sub-adviser and/or administrator for those Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a Portfolio. In this connection, the Manager’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative effect on its revenues and/or profits.

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year (or, in the case of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, the Portfolio’s performance for the past year), and by showing how each Portfolio’s average annual total returns for one year and since inception through December 31, 2016 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand columns below for each Portfolio is the return of the index since inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Income Strategies Portfolio - Calendar Year Total Returns (Class B)

Best quarter (% and time period) 3.70% (2014 2nd Quarter)	Worst quarter (% and time period) -3.68% (2015 3rd Quarter)

Interest Rate Strategies Portfolio - Calendar Year Total Returns (Class B)

Best quarter (% and time period) 3.79% (2014 2nd Quarter)	Worst quarter (% and time period) -4.77% (2015 3rd Quarter)

AXA/DoubleLine Opportunistic Core Plus Bond Portfolio - Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 2.64% (2016 2nd Quarter)	Worst quarter (% and time period) -2.00% (2016 4th Quarter)

Income Strategies Portfolio Average Annual Total Returns (For the periods ended December 31, 2016)

	One Year	Since Inception
Income Strategies Portfolio — Class B Shares (Inception Date: October 30, 2013)	7.00%	2.43%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no Deduction for fees, expenses, or taxes)	2.65%	2.55%
25% MSCI AC World (Net) Index / 50% Bloomberg Barclays U.S. Aggregate Bond Index / 25% BofA Merrill Lynch3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	3.47%	2.37%

Interest Rate Strategies Portfolio Average Annual Total Returns (For the periods ended December 31, 2016)

	One Year	Since Inception
Interest Rate Strategies Portfolio — Class B Shares (Inception Date: October 30, 2013)	7.82%	1.70%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no Deduction for fees, expenses, or taxes)	2.65%	2.55%
25% MSCI AC World (Net) Index / 50% Bloomberg Barclays U.S. Aggregate Bond Index / 25% BofA Merrill Lynch3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	3.47%	2.37%

AXA/DoubleLine Opportunistic Core Plus Bond Portfolio Average Annual Total Returns (For the periods ended December 31, 2016)

	One Year	Since Inception
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio — Class B Shares (Inception Date: May 1, 2015)	4.83%	1.50%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no Deduction for fees, expenses, or taxes)	2.65%	1.16%

Capitalization

The following table shows the capitalization of each Portfolio as of June 30, 2016 and of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio on a pro forma combined basis as of June 30, 2016, after giving effect to each proposed Reorganization. Pro forma capitalization of the combined Portfolio has been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Income Strategies Portfolio — Class B Shares	$4.2	$9.66	438,061
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio — Class IB Shares	$6.2	$10.11	618,108
Adjustments	$—	$—	(144,457)
Pro forma AXA/DoubleLine Opportunistic Core Plus Bond Portfolio — Class IB Shares (assuming only the Reorganization of the Income Strategies Portfolio approved)	$10.4	$10.11	911,712
Interest Rate Strategies Portfolio — Class B Shares	$4.1	$9.54	430,933
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio — Class IB Shares	$6.2	$10.11	618,108
Adjustments	$—	$—	(78,969)
Pro forma AXA/DoubleLine Opportunistic Core Plus Bond Portfolio — Class IB Shares (assuming only the Reorganization of the Interest Rate Strategies Portfolio is approved)	$10.3	$10.11	970,072
Pro forma AXA/DoubleLine Opportunistic Core Plus Bond Portfolio — Class IB Shares (assuming both Reorganizations are approved)	$14.5	$10.11	1,263,676

AFTER CAREFUL CONSIDERATION, THE BOARD OF VIP TRUST UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO THE INCOME STRATEGIES PORTFOLIO AND THE INTEREST RATE STRATEGIES PORTFOLIO. ACCORDINGLY, THE BOARD HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY EACH PORTFOLIO’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

PROPOSAL 3: TO APPROVE THE PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE INTERNATIONAL MODERATE PORTFOLIO, A SERIES OF VIP TRUST, INTO THE CHARTERSM MODERATE PORTFOLIO, ALSO A SERIES OF VIP TRUST.

This Proposal 3 requests your approval of a Reorganization Plan pursuant to which the International Moderate Portfolio will be reorganized into the CharterSM Moderate Portfolio. In considering whether you should approve the Proposal, you should note that:

•	The Portfolios have identical investment objectives. The Portfolios seek long-term capital appreciation and current income, with a greater emphasis on current income.

•

Each Portfolio pursues its investment objective by investing in other mutual funds managed by FMG LLC and in investment companies managed by investment managers other than FMG LLC (for purposes of this proposal, affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. Each Portfolio invests approximately 35% of its assets in equity investments, 55% of its assets in fixed income investments and 10% of its assets in nontraditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs. Each Portfolio also may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

•

There are, however, differences in the Portfolios’ principal investment policies and strategies of which you should be aware. These are set forth immediately below. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparisons of Investment Objectives, Policies and Strategies” below.

•

The International Moderate Portfolio invests at least 65% of its total assets in Underlying Portfolios and Underlying ETFs that invest primarily in securities of foreign companies (securities of companies organized outside of the U.S. and that are traded in markets outside the U.S.) or in currencies. The asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the International Moderate Portfolio may invest are as follows (asset categories and strategies that the Manager considers to be non-traditional (alternative) are indicated with an asterisk*): currency*, global infrastructure*, global real estate*, emerging markets equity, emerging markets , small cap, frontier markets, global equity, international developed equity, international equity, income, international/global small cap equity, emerging markets debt, high yield bond, inflation linked securities, and international bond.

•

The CharterSM Moderate Portfolio does not have an investment policy to invest at least 65% of its total assets in Underlying Portfolios and Underlying ETFs that invest primarily in securities of foreign companies. The CharterSM Moderate Portfolio invests in Underlying Portfolios and Underlying ETFs that utilize asset categories and strategies as follows (asset categories and strategies that the Manager considers to be non-traditional (alternative) are indicated with an asterisk*): absolute return/multi, strategies*, commodities*, convertible securities*, covered call writing*, currency*, global infrastructure*, global real estate*, listed private equity*, long/short credit*, managed futures*, merger arbitrage*, natural resources*, precious and base metals*, domestic large cap equity, domestic mid cap equity, domestic small cap equity, domestic micro cap equity, emerging markets equity, emerging markets small cap, frontier markets, global equity, international developed equity, international/global small cap equity, bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, money market, US government bond, US investment grade bond, and US short term investment grade bond.

•

Each Portfolio’s principal risks include affiliated portfolio risk, credit risk, currency risk, derivatives risk, emerging markets risk, equity risk, foreign securities risk, futures contract risk, inflation-indexed bonds risk, interest rate risk, investment grade securities risk, large-cap company risk, liquidity risk, market risk, mid-cap, small-cap company risk, non-investment grade securities risk, non-traditional (alternative) investment risk, portfolio management risk, real estate investing risk, and risk related to investments in Underlying Portfolios and Underlying ETFs. In addition, the International Moderate Portfolio is subject to infrastructure sector risk and real estate investing risk as principal risks, while the CharterSM Moderate Portfolio generally is not. The CharterSM Moderate Portfolio also is subject to convertible securities risk, floating rate loan risk, loan risk, micro-cap company risk, money market risk, sector concentration risk, and U.S. government securities risk as principal risks, while the International Moderate Portfolio is not. To the extent the CharterSM Moderate Portfolio generally will invest a lesser percentage of its assets in foreign investments than the International Moderate Portfolio, its risk profile will differ from that of the International Moderate Portfolio with respect to the degree of risk associated with those investments. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for each Portfolio. It is anticipated that FMG LLC will continue to serve as the investment manager and administrator for the CharterSM Moderate Portfolio after the Reorganization.

•

The International Moderate Portfolio and the CharterSM Moderate Portfolio had net assets of approximately $8.2 million and $23.6 million, respectively, as of December 31, 2016. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $31.8 million.

•

The Class B shareholders of the International Moderate Portfolio will receive Class B shares of the CharterSM Moderate Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the CharterSM Moderate Portfolio’s Class B shares, for the fiscal year following the Reorganization, will be 1.25%, which is the same as that of the International Moderate Portfolio’s Class B shares for the fiscal year ended December 31, 2015.

•	The Portfolios are subject to the same management fee schedule. The management fee for each Portfolio is equal to an annual rate of 0.15% of its average daily net assets.

•

The Portfolios are subject to the same administration fee schedule. In addition to the management fee, each Portfolio also pay FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the International Moderate Portfolio and CharterSM Moderate Portfolio are aggregated with those of the other VIP Trust Portfolios (“VIP Trust Portfolios”) and the AXA Strategic Allocation Series Portfolios, AXA All Asset Allocation Series Portfolios, and AXA/Franklin Templeton Allocation Managed Volatility Portfolio of EQ Trust (the “EQ Trust Fund-of-Funds Portfolios”), which are also managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.15% of the first $35 billion of the aggregate average daily net assets of the Portfolios, VIP Trust Portfolios, and EQ Trust Fund-of-Funds Portfolios; 0.11% on the next $10 billion; 0.10% on the next $5 billion; and 0.095% thereafter.

•	Each Portfolio is subject to an expense limitation arrangement.

•

FMG LLC has entered into an Expense Limitation Arrangement pursuant to which FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the International Moderate Portfolio through April 30, 2017 (unless the Board of the VIP Trust consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the International Moderate Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class B shares of the International Moderate Portfolio.

•

FMG LLC has entered into an Expense Limitation Arrangement pursuant to which FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the CharterSM Moderate Portfolio through April 30, 2018 (unless the Board of the VIP Trust consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the CharterSM Moderate Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class B shares of the CharterSM Moderate Portfolio.

•	Class B shares of the CharterSM Moderate Portfolio and Class B shares of the International Moderate Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•

The Class B shares of the CharterSM Moderate Portfolio outperformed compared to the Class B shares of the International Moderate Portfolio for the one-year period ended December 31, 2016 and for the period since inception. Please see “Comparative Performance Information” below.

•

Following the Reorganization, it is anticipated that FMG LLC will redeem shares that it holds in the combined Portfolio representing seed capital it has previously invested. The withdrawal of such seed capital is not expected to have a material effect on the annual operating expenses of the combined Portfolio.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the CharterSM Moderate Portfolio. It is not expected that the CharterSM Moderate Portfolio will revise any of its investment policies following the Reorganization to reflect those of the International Moderate Portfolio. FMG LLC has reviewed the International Moderate Portfolio’s current portfolio holdings and determined that the holdings generally are compatible with the CharterSM Moderate Portfolio’s investment objective and policies. Thus, FMG LLC believes that, if the Reorganization is approved, all or a substantial portion of the holdings of the International Moderate Portfolio could be transferred to and held by the CharterSM Moderate Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that, if the Reorganization is approved, the holdings of the International Moderate Portfolio involved therein that are not compatible with the CharterSM Moderate Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with CharterSM Moderate Portfolio’s investment objective and policies. The portion of the International Moderate Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by FMG LLC of the compatibility of those holdings with the CharterSM Moderate Portfolio’s portfolio composition and investment objective and policies. The need for the International Moderate Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

•

It is anticipated that the International Moderate Portfolio will bear the expenses of the Reorganization. However, FMG LLC has voluntarily agreed to pay expenses of the Reorganization that exceed the International Moderate Portfolio’s expense limitation set forth in its expense limitation agreement.

COMPARATIVE FEE AND EXPENSE TABLES

The following tables show the fees and expenses of the Class B Shares of the International Moderate Portfolio and the CharterSM Moderate Portfolio and the estimated pro forma fees and expenses of the Class B Shares of the CharterSM Moderate Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by the relevant class of its shares for the fiscal year ended December 31, 2015. The pro forma fees and expenses of the CharterSM Moderate Portfolio shares assume that the Reorganization was in effect for the year ended June 30, 2016. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

International Moderate Portfolio	CharterSM Moderate Portfolio	Pro Forma CharterSM Moderate Portfolio (assuming the Reorganization is approved)
Not Applicable.	Not Applicable.	Not Applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	International Moderate Portfolio	CharterSM Moderate Portfolio	Pro Forma CharterSM Moderate Portfolio (assuming the Reorganization is approved)**
	Class B	Class B	Class B
Management Fee	0.15%	0.15%	0.15%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.25%
Other Expenses	2.49%	1.41%	1.08%
Acquired Fund Fees and Expenses	0.65%	0.73%	0.73%
Total Annual Portfolio Operating Expenses	3.54%	2.54%	2.21%
Fee Waiver and/or Expense Reimbursement†*	(2.29)%	(1.29)%	(0.96)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.25%	1.25%

†

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of (1) the International Moderate Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class B shares of the International Moderate Portfolio and (2) the CharterSM Moderate Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class B shares of the CharterSM Moderate Portfolio.

*	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current expense limitation arrangement noted above.
**	Pro forma annual operating expenses have been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The Expense Limitation Arrangement with respect to the Portfolios is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
International Moderate Portfolio
Class B	$127	$873	$1,640	$3,658
CharterSM Moderate Portfolio
Class B	$127	$667	$1,234	$2,779
Pro Forma CharterSM Moderate Portfolio (assuming the Reorganization is approved)
Class B	$127	$599	$1,097	$2,469

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2015, the portfolio turnover rates for each of the International Moderate Portfolio and the CharterSM Moderate Portfolio were 13% and 39%, respectively, of the average value of each Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the International Moderate Portfolio with those of the CharterSM Moderate Portfolio. The Board of VIP Trust may change the investment objective of a respective Portfolio without a vote of that Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

Acquiring Portfolio	Acquired Portfolio
CharterSM Moderate Portfolio	International Moderate Portfolio
Investment Objective	Investment Objective

Seeks long-term capital appreciation and current income, with a greater emphasis on current income.	Same.

Principal Investment Strategies	Principal Investment Strategies

The Portfolio pursues its investment objective by investing in other mutual funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) and in investment companies managed by investment managers other than FMG LLC (affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies.	Same.

Acquiring Portfolio	Acquired Portfolio
CharterSM Moderate Portfolio	International Moderate Portfolio
The Manager, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or nontraditional (alternative) investments (referred to herein as “asset classes”) as represented by the primary holdings (as described in the prospectuses) of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests.	Same.

The Portfolio’s current asset allocation target is to invest approximately 35% of its assets in equity investments, 55% of its assets in fixed income investments and 10% of its assets in nontraditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs.	Same.

This asset allocation target may be changed by the Manager and the Trust’s Board of Trustees without shareholder approval. Actual allocations can deviate by up to 15% for each asset class.	Same.

No corresponding strategy.	The Portfolio invests at least 65% of its total assets in Underlying Portfolios and Underlying ETFs that invest primarily in securities of foreign companies (securities of companies organized outside of the U.S. and that are traded in markets outside the U.S.) or in currencies.

As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class. The traditional and nontraditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Manager considers to be nontraditional (alternative) are indicated with an asterisk*): absolute return/multi strategies*, commodities*, convertible securities*, covered call writing*, currency*, global infrastructure*, global real estate*, listed private equity*, long/short credit*, managed futures*, merger arbitrage*, natural resources*, precious and base metals*, domestic large cap equity, domestic mid cap equity, domestic small cap equity, domestic micro cap equity, emerging markets equity, emerging markets small cap, frontier markets, global equity, international developed equity, international/global small cap equity, bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, money market, US government bond, US investment grade bond, and US short term investment grade bond.	As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class. The traditional and nontraditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Manager considers to be nontraditional (alternative) are indicated with an asterisk*): currency*, global infrastructure*, global real estate*, emerging markets equity, emerging markets , small cap, frontier markets, global equity, international developed equity, international equity, income, international/global small cap equity, emerging markets debt, high yield bond, inflation linked securities, and international bond.

Nontraditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Nontraditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Nontraditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many nontraditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.	Same.

In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.	Same.

Acquiring Portfolio	Acquired Portfolio
CharterSM Moderate Portfolio	International Moderate Portfolio
The Manager selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. In selecting Underlying Portfolios and Underlying ETFs, the Manager will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover.	Same.

No corresponding strategy.	For purposes of complying with the 65% policy identified above, the Manager will identify Underlying Portfolios and Unaffiliated Underlying ETFs in which to invest by reference to such Underlying Portfolio’s or Underlying ETF’s name and investment policies at the time of investment. An Underlying Portfolio or Underlying ETF that changes its name or investment policies subsequent to the time of the Portfolio’s investment may continue to be considered an appropriate investment for purposes of the 65% policy.

For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Manager may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories.	Same.

The Manager may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio.	Same.

The Manager has based the asset allocation target percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.	Same.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below.

Risks	CharterSM Moderate Portfolio	International Moderate Portfolio
Affiliated Portfolio Risk	X	X
Convertible Securities Risk	X
Credit Risk	X	X
Derivatives Risk	X	X
Equity Risk	X	X
Floating Rate Loan Risk	X
Foreign Securities Risk	X	X
Currency Risk	X	X
Emerging Markets Risk	X	X
Future Contract Risk	X	X
Inflation-Indexed Bonds Risk	X	X

Risks	CharterSM Moderate Portfolio	International Moderate Portfolio
Interest Rate Risk	X	X
Investment Grade Securities Risk	X	X
Large-Cap Company Risk	X	X
Liquidity Risk	X	X
Market Risk	X	X
Loan Risk	X
Mid-Cap and Small-Cap Company Risk	X	X
Money Market Risk	X
Non-Investment Grade Risk	X	X
Non-Traditional (Alternative) Investment Risk	X	X
Portfolio Management Risk	X	X
Real Estate Investing Risk		X
Risks Related to Investments in Underlying Portfolios and Underlying ETFs	X	X
Sector Concentration Risk	X
U.S. Government Securities Risk	X

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how each Portfolio’s average annual total returns for one year and since inception through December 31, 2016 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand columns below for each Portfolio is the return of the index since inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

International Moderate Portfolio - Calendar Year Total Returns (Class B)

Best quarter (% and time period) 3.85% (2016 3rd Quarter)	Worst quarter (% and time period) -4.90% (2015 3rd Quarter)

CharterSM Moderate Portfolio - Calendar Year Total Returns (Class B)

Best quarter (% and time period) 3.48% (2016 3rd Quarter)	Worst quarter (% and time period) -4.70% (2015 3rd Quarter)

International Moderate Portfolio Average Annual Total Returns (For the periods ended December 31, 2016)

	One Year	Since Inception
International Moderate Portfolio — Class B Shares (Inception Date: October 30, 2013)	5.41%	-0.33%
BofA Merrill Lynch Global Broad Market ex. U.S. Index (reflects no deduction for fees, expenses, or taxes)	1.69%	-3.12%
35% MSCI AC World ex. U.S. (Net) Index / 55% BofA Merrill Lynch Global Broad Market ex. U.S. Index /10% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	2.76%	-2.09%

CharterSM Moderate Portfolio Average Annual Total Returns (For the periods ended December 31, 2016)

	One Year	Since Inception
CharterSM Moderate Portfolio — Class B Shares (Inception Date: October 30, 2013)	6.22%	1.76%
Dow Jones Moderately Conservative Portfolio Index (reflects no deduction for fees, expenses, or taxes)	5.65%	3.00%
35% MSCI AC World (Net) Index / 37% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index / 18% BofA Merrill Lynch Global Broad Market ex U.S. Index / 10% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	4.02%	1.57%

Capitalization

The following table shows the capitalization of each Portfolio as of June 30, 2016 and of the CharterSM Moderate Portfolio on a pro forma combined basis as of June 30, 2016, after giving effect to the proposed Reorganization. Pro forma capitalization of the combined Portfolio has been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
International Moderate Portfolio — Class B Share	$11.4	$9.34	1,219,373
CharterSM Moderate Portfolio — Class B Shares	$21.9	$9.73	2,247,167
Adjustments	—	—	(963,513)
Pro forma CharterSM Moderate Portfolio — Class IB Shares (assuming the Reorganization is approved)	$24.3	$9.73	2,503,027

AFTER CAREFUL CONSIDERATION, THE BOARD OF VIP TRUST UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO THE INTERNATIONAL MODERATE PORTFOLIO. ACCORDINGLY, THE BOARD HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY THIS PORTFOLIO’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3.

PROPOSAL 4: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE REAL ASSETS PORTFOLIO, A SERIES OF VIP TRUST, INTO THE EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO, A SERIES OF EQ TRUST.

This Proposal 4 requests your approval of a Reorganization Plan pursuant to which the Real Assets Portfolio will be reorganized into the EQ/PIMCO Global Real Return Portfolio. In considering whether you should approve the Proposal, you should note that:

•	The Portfolios are series of separate Trusts. The Real Assets Portfolio is a series of VIP Trust and the EQ/PIMCO Global Real Return Portfolio is a series of EQ Trust.

•

The Portfolios have similar investment objectives. The Real Assets Portfolio seeks to achieve maximum real return. The EQ/PIMCO Global Real Return Portfolio seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.

•

Both Portfolios seek maximum real return by investing in assets that are affected directly or indirectly by the level of and changes in the rate of inflation and, therefore, provide real returns. There are, however, differences in the Portfolios’ principal investment policies and strategies of which you should be aware. These are set forth immediately below. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparisons of Investment Objectives, Policies and Strategies” below.

•

The Real Assets Portfolio utilizes a fund-of-funds structure and invests in other investment companies, while the EQ/PIMCO Global Real Return Portfolio is sub-advised by an investment sub-adviser that actively manages the Portfolio’s assets and invests directly in securities and other investments.

•

The Real Assets Portfolio invests in securities of other mutual funds managed by FMG LLC and in investment companies managed by investment managers other than FMG LLC (for purposes of this proposal, affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. The Real Assets Portfolio’s current asset allocation target is to invest approximately 30% of its assets in fixed income investments and 70% of its assets in nontraditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs. Under normal circumstances, the Fund will invest at least 80% of its assets (plus borrowings for investment purposes) in real assets, which include equity and fixed income securities and other investments among seven general asset categories: commodities, currency, global infrastructure, global real estate, natural resources, precious and base metals, and inflation-linked securities. The traditional and nontraditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Manager considers to be nontraditional (alternative) are indicated with an asterisk*): commodities*, global real estate*, precious and base metals*, currency*, natural resources*, inflation linked securities, and global infrastructure*.

•

The EQ/PIMCO Global Real Return Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the U.S. (e.g., Treasury Inflation Protected Securities (“TIPS”)) and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Subject to applicable law, the EQ/PIMCO Global Real Return Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset backed securities. The EQ/PIMCO Global Real Return Portfolio invests a significant portion of its net assets in instruments that are economically tied to foreign (non-U.S.) countries, including emerging market countries. The EQ/PIMCO Global Real Return Portfolio may invest up to 10% of its total assets in high yield securities, also known as “junk bonds,” and also may invest up to 10% of its total assets in preferred stocks. Unlike the Real Assets Portfolio, the EQ/PIMCO Global Real Return Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.

•

Each Portfolio’s principal risks include credit risk, currency risk, derivatives risk, emerging markets risk, foreign securities risk, inflation-indexed bonds risk, interest rate risk, investment grade securities risk, and liquidity risk. The Real Assets Portfolio also is subject to affiliated portfolio risk, commodity risk, infrastructure risk, market risk, natural resources sector risk, non-traditional (alternative) investment risk, portfolio management risk, real estate investing risk, and risks related to investments in underlying portfolios as principal risks, while the EQ/PIMCO Global Real Return Portfolio is not. The EQ/PIMCO Global Real Return Portfolio is subject to equity risk, focused portfolio risk, leveraging risk, mortgage- and asset- backed securities risk, non-investment grade securities risk, portfolio turnover risk, redemption risk, securities lending risk, and US government securities risk as principal risks, while the Real Assets Portfolio is not. To the extent the EQ/PIMCO Global Real Return Portfolio generally will invest a lesser percentage of its assets in alternative investments than the Real Assets Portfolio and more of its assets in TIPS, its risk profile will differ from that of the Real Assets Portfolio with respect to the degree of risk associated with those investments. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for each Portfolio. FMG LLC has selected Pacific Investment Management Company LLC (“PIMCO”) as the sub-adviser (“Sub-Adviser”) to sub-advise the assets of the EQ/PIMCO Global Real Return Portfolio. It is anticipated that FMG LLC will continue to manage and administer, and that PIMCO will continue to sub-advise, the EQ/PIMCO Global Real Return Portfolio after the Reorganization.

•

The Manager has been granted relief by the SEC to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into a sub-advisory agreement on behalf of a Portfolio with an “affiliated person” of the Manager, unless the sub-advisory agreement, including compensation, is approved by the Portfolio’s shareholders. For a detailed description of the Manager and the Sub-Adviser to the EQ/PIMCO Global Real Return Portfolio, please see “Additional Information about the Portfolios — The Manager” and “— The Sub-Advisers” below.

•

The Real Assets Portfolio and the EQ/PIMCO Global Real Return Portfolio had net assets of approximately $4.8 million and $70.0 million, respectively, as of December 31, 2016. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $74.8 million.

•

The Class B shareholders of the Real Assets Portfolio will receive Class IB shares of the EQ/PIMCO Global Real Return Portfolio pursuant to the Reorganization. The Class K shares of the EQ/PIMCO Global Real Return Portfolio are not subject to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the EQ/PIMCO Global Real Return Portfolio’s Class IB shares, for the fiscal year following the Reorganization, will be 1.15%, which is lower than that of the Real Assets Portfolio’s Class B shares for the fiscal year ended December 31, 2015, which was 1.40%. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•

The EQ/PIMCO Global Real Return Portfolio has a higher management fee than the Real Assets Portfolio because it invests directly in securities and other instruments rather than operating as a fund-of-funds. The management fee for the Real Assets Portfolio is equal to an annual rate of 0.15% of its average daily net assets, while the management fee for the EQ/PIMCO Global Real Return Portfolio is equal to an annual rate of 0.60% of its average daily net assets. However, as discussed below, the EQ/PIMCO Global Real Return Portfolio currently has a lower expense limitation agreement in place than that for the Real Assets Portfolio.

•	The Portfolios pay different administration fees.

•

The Real Assets Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Real Assets Portfolio are aggregated with those of the other VIP Trust Portfolios (“VIP Trust Portfolios”) and the AXA Strategic Allocation Series Portfolios, AXA All Asset Allocation Series Portfolios, and AXA/Franklin Templeton Allocation Managed Volatility Portfolio of EQ Trust (the “EQ Trust Fund-of-Funds Portfolios”), which are also managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.15% of the first $35 billion of the aggregate average daily net assets of the Portfolios, VIP Trust Portfolios, and EQ Trust Fund-of-Funds Portfolios; 0.11% on the next $10 billion; 0.10% on the next $5 billion; and 0.095% thereafter.

•

The EQ/PIMCO Global Real Return Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the other portfolios of EQ Trust that are advised by a single investment sub-adviser (“Single-Advised Portfolios”), which is equal to an annual rate of 0.10% of the first $30 billion of the aggregate average daily net assets of the Single-Advised Portfolios; 0.0975% of the next $10 billion; 0.0950% of the next $5 billion; and 0.0925% thereafter, subject to a minimum annual fee of $30,000. For a more detailed description of the fees and expenses of the Portfolios, including a description of the Single-Advised Portfolios, please see “Additional Information about the Portfolios” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•

FMG LLC has entered into an expense limitation arrangement with VIP Trust pursuant to which FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Real Assets Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Real Assets Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.40% for Class B shares of the Real Assets Portfolio.

•

FMG LLC has entered into an expense limitation arrangement with EQ Trust pursuant to which FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the EQ/PIMCO Global Real Return Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the EQ/PIMCO Global Real Return Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.00% for Class IB shares of the EQ/PIMCO Global Real Return Portfolio.

•	The Class IB shares of the EQ/PIMCO Global Real Return Portfolio and the Class B shares of the Real Assets Portfolio are each subject to the 0.25% Rule 12b-1 fee.

•

The Class IB shares of the EQ/PIMCO Global Real Return Portfolio underperformed compared to the Class B shares of the Real Assets Portfolio for the one-year period ended December 31, 2016 and outperformed the Real Assets Portfolio for the period since inception. Please see “Comparative Performance Information” below.

•

Following the Reorganization, it is anticipated that FMG LLC will redeem shares that it holds in the combined Portfolio representing seed capital it has previously invested. The withdrawal of such seed capital is not expected to have a material effect on the annual operating expenses of the combined Portfolio.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the EQ/PIMCO Global Real Return Portfolio. It is not expected that the EQ/PIMCO Global Real Return Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Real Assets Portfolio. If the Reorganization is approved, all of the Real Assets Portfolio’s assets (“Transferred Assets”) on the Closing Date will be transferred to the EQ/PIMCO Global Real Return Portfolio. It is anticipated that immediately prior to the Closing Date, the Real Assets Portfolio will liquidate its securities holdings and hold cash. Therefore, it is anticipated that the Transferred Assets will consist of cash. The sale of portfolio holdings by the Real Assets Portfolio in connection with the Reorganization may result in the Real Assets Portfolio selling securities at a disadvantageous time and price and could result in it realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred. It is also expected that, over time, the EQ/PIMCO Global Real Return Portfolio will use the Transferred Assets to invest in Treasury Inflation Protected Securities consistent with its principal investment strategy.

•

It is anticipated that the Real Assets Portfolio will bear the expenses of the Reorganization. However, FMG LLC has voluntarily agreed to pay expenses of the Reorganization that exceed the Real Assets Portfolio’s expense limitation set forth in its expense limitation agreement.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Class B Shares of the Real Assets Portfolio and the Class IB Shares of the EQ/PIMCO Global Real Return Portfolio and the estimated pro forma fees and expenses of the Class IB Shares of the EQ/PIMCO Global Real Return Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by the relevant class of its shares for the fiscal year ended December 31, 2015. The pro forma fees and expenses of the EQ/PIMCO Global Real Return Portfolio shares assume that the Reorganization was in effect for the year ended June 30, 2016. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Real Assets Portfolio	EQ/PIMCO Global Real Return Portfolio	Pro Forma EQ/PIMCO Global Real Return Portfolio (assuming the Reorganization is approved)
Not Applicable.	Not Applicable.	Not Applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Real Assets Portfolio	EQ/PIMCO Global Real Return Portfolio	Pro Forma EQ/PIMCO Global Real Return Portfolio (assuming the Reorganization is approved)***
	Class B	Class IB	Class IB
Management Fee	0.15%	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.25%
Other Expenses	2.82%	0.51%**	0.46	%****
Acquired Fund Fees and Expenses	0.75%	N/A	N/A
Total Annual Portfolio Operating Expenses	3.97%	1.36%	1.31%
Fee Waiver and/or Expense Reimbursement†	(2.57)%*	(0.24)%	(0.16)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/ or Expense Reimbursement	1.40%	1.12%	1.15%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of (1) the Real Assets Portfolio through April 30, 2017] (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.40% for Class B shares of the Portfolio, and (2) the EQ/PIMCO Global Real Return Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.00% for Class IB shares of the Portfolio.
*	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current expense limitation arrangement noted above.
**	Includes interest expense of 0.12%.
***	Pro forma annual operating expenses have been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization.
****	Includes interest expense of 0.15%.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The Expense Limitation Arrangement with respect to the Portfolios is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Real Assets Portfolio
Class B	$143	$972	$1,818	$4,012
EQ/PIMCO Global Real Return Portfolio
Class IB	$114	$407	$722	$1,614
Pro Forma EQ/PIMCO Global Real Return Portfolio (assuming the Reorganization is approved)
Class IB	$117	$399	$703	$1,565

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2015, the portfolio turnover rates for each of the Real Assets Portfolio and the EQ/PIMCO Global Real Return Portfolio were 21% and 66%, respectively, of the average value of each Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Real Assets Portfolio with those of the EQ/PIMCO Global Real Return Portfolio. The Board of each Trust may change the investment objective of a respective Portfolio without a vote of that Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

Acquiring Portfolio	Acquired Portfolio
EQ/PIMCO Global Real Return Portfolio	Real Assets Portfolio
Investment Objective	Investment Objective

Seeks to achieve maximum real return.	Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.

Principal Investment Strategies	Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the U.S. (e.g., Treasury Inflation Protected Securities (“TIPS”)) and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.	The Portfolio expects to invest principally in investments that the Manager believes are affected directly or indirectly by the level of and changes in the rate of inflation and, therefore, provide real returns (such investments are “real assets”). Under normal circumstances, the Fund will invest at least 80% of its assets (plus borrowings for investment purposes) in real assets.

No corresponding strategy.	The Portfolio pursues its investment objective by investing in other mutual funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) and in investment companies managed by investment managers other than FMG LLC (affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies.

Assets not invested in inflation-indexed bonds may be invested in other types of fixed income instruments, including bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.	No corresponding strategy.

Acquiring Portfolio	Acquired Portfolio
EQ/PIMCO Global Real Return Portfolio	Real Assets Portfolio
No corresponding strategy.	The Manager, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in fixed income investments or nontraditional (alternative) investments (referred to herein as “asset classes”) as represented by the primary holdings (as described in the prospectuses) of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 30% of its assets in fixed income investments and 70% of its assets in nontraditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs. This asset allocation target may be changed by the Manager and the Trust’s Board of Trustees without shareholder approval. Actual allocations can deviate by up to 15% for each asset class.

No corresponding strategy.	Real assets include equity and fixed income securities and other investments among seven general asset categories: commodities, currency, global infrastructure, global real estate, natural resources, precious and base metals, and inflation-linked securities. For purposes of the Portfolio, real return is defined as the rate of return after adjusting for inflation. The term “asset category” refers to specific types of securities or other instruments within each asset class. The traditional and nontraditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Manager considers to be nontraditional (alternative) are indicated with an asterisk*): commodities*, global real estate*, precious and base metals*, currency*, natural resources*, inflation linked securities, and global infrastructure*.

No corresponding strategy.	Nontraditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Nontraditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Nontraditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many nontraditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.

The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities, also known as “junk bonds” rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Manager or Sub-Adviser to be of comparable quality.	No corresponding strategy.

The Portfolio normally invests a significant portion of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The Portfolio may invest, without limitation, in securities that are economically tied to emerging market countries. The Portfolio may also invest without limitation in foreign currency transactions, including currency forward transactions.	No corresponding strategy.

Acquiring Portfolio	Acquired Portfolio
EQ/PIMCO Global Real Return Portfolio	Real Assets Portfolio
The Portfolio is non-diversified, which means that it may in vest its assets in a smaller number of issuers than a diversified portfolio.	No corresponding strategy.

Subject to applicable law and any other restrictions described in the Portfolio’s Prospectus or Statement of Additional Information, the Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset backed securities. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss.	In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (such as contracts for derivative instruments) or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may purchase or sell securities on a when issued, delayed delivery or forward commitment basis.	No corresponding strategy.

The Portfolio may also invest up to 10% of its total assets in preferred stocks. The Portfolio may also invest, to a limited extent, in loan participations. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.	No corresponding strategy.

The Sub-Adviser manages the Portfolio’s duration based on the Sub-Adviser’s view of the market and interest rates. The Portfolio may invest in securities of any maturity. Duration also measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. The Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed to offer superior investment opportunities. The effective duration of this Portfolio normally varies within three years (plus or minus) of the effective portfolio duration of the securities comprising the Bloomberg Barclays World Government Inflation-Linked Index (hedged), as calculated by the Sub-Adviser, which as of December 31, 2015, as converted, was 11.97 years.	No corresponding strategy.

Acquiring Portfolio	Acquired Portfolio
EQ/PIMCO Global Real Return Portfolio	Real Assets Portfolio

The Manager selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. In selecting Underlying Portfolios and Underlying ETFs, the Manager will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of complying with the 80% policy identified above, the Manager will identify Underlying Portfolios and Unaffiliated Underlying ETFs in which to invest by reference to such Underlying Portfolio’s or Underlying ETF’s name and investment policies at the time of investment. An Underlying Portfolio or Underlying ETF that changes its name or investment policies subsequent to the time of the Portfolio’s investment may continue to be considered an appropriate investment for purposes of the 80% policy. For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Manager may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories. The Manager may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio.

The Manager has based the asset allocation target percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.	No corresponding strategy.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below.

Risks	EQ/PIMCO Global Real Return Portfolio	Real Assets Portfolio
Affiliated Portfolio Risk		X
Commodity Risk		X
Credit Risk	X	X
Derivatives Risk	X	X
Equity Risk	X
Focused Portfolio Risk	X
Foreign Securities Risk	X	X
Currency Risk	X	X
Emerging Markets Risk	X	X
Inflation-Indexed Bonds Risk	X	X

Risks	EQ/PIMCO Global Real Return Portfolio	Real Assets Portfolio
Infrastructure Sector Risk		X
Interest Rate Risk	X	X
Investment Grade Securities Risk	X	X
Leveraging Risk	X
Liquidity Risk	X	X
Market Risk		X
Mortgage-Backed and Asset-Backed Securities Risk	X
Natural Resources Sector Risk		X
Non-Investment Grade Securities Risk	X
Non-Traditional (Alternative) Investment Risk		X
Portfolio Management Risk
Portfolio Turnover Risk	X	X
Redemption Risk	X
Real Estate Investing Risk		X
Risks Related to Investments in Underlying Portfolios and Underlying ETFs		X
Securities Lending Risk	X
U.S. Government Securities Risk	X

In addition to the risks described above, as noted in the prospectuses for the affiliated Underlying Portfolios, FMG LLC and, in certain cases, an affiliate, serve as investment manager, investment sub-adviser and/or administrator for those Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a Portfolio. In this connection, the Manager’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative effect on its revenues and/or profits.

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how each Portfolio’s average annual total returns for one year and since inception through December 31, 2016 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand columns below for each Portfolio is the return of the index since inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Real Assets Portfolio - Calendar Year Total Returns (Class B)

Best quarter (% and time period) 6.23% (2016 2nd Quarter)	Worst quarter (% and time period) -7.79% (2015 3rd Quarter)

EQ/PIMCO Global Real Return Portfolio - Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 4.15% (2016 3rd quarter)	Worst quarter (% and time period) -2.73% (2015 2nd Quarter)

Real Assets Portfolio Average Annual Total Returns (For the periods ended December 31, 2016)

	One Year	Since Inception
Real Assets Portfolio — Class B Shares (Inception Date: October 30, 2013)	12.73%	-0.91%
Bloomberg Barclays World Government Inflation-Linked Bond Index (reflects no deduction for fees, expenses, or taxes)	10.22%	4.71%
30% Bloomberg Barclays World Government Inflation-Linked Bond Index/70% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	3.24%	1.52%

EQ/PIMCO Global Real Return Portfolio Average Annual Total Returns (For the periods ended December 31, 2016)

	One Year	Since Inception
EQ/PIMCO Global Real Return Portfolio — Class IB Shares (Inception Date: February 8, 2013)	10.35%	2.32%
Bloomberg Barclays World Government Inflation-Linked Bond Index (reflects no deduction for fees, expenses, or taxes)	10.22%	2.97%

Capitalization

The following table shows the capitalization of each Portfolio as of June 30, 2016 and of the EQ/PIMCO Global Real Return Portfolio on a pro forma combined basis as of June 30, 2016, after giving effect to the proposed Reorganization. Pro forma capitalization of the combined Portfolio has been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Real Assets Portfolio — Class B Share	$4.3	$9.21	463,043
EQ/PIMCO Global Real Return Portfolio — Class IB Shares	$32.7	$9.99	3,276,160
Adjustments	—	—	(371,753)
Pro forma EQ/PIMCO Global Real Return Portfolio — Class IB Shares (assuming the Reorganization is approved)	$37.0	$9.99	2,787,618

AFTER CAREFUL CONSIDERATION, THE BOARD OF VIP TRUST UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO THE REAL ASSETS PORTFOLIO. ACCORDINGLY, THE BOARD HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY THIS PORTFOLIO’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 4.

PROPOSAL 5: TO APPROVE THE PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE PAC GLOBAL PORTFOLIO, A SERIES OF EQ TRUST, INTO THE AXA/HORIZON SMALL CAP VALUE PORTFOLIO, ALSO A SERIES OF EQ TRUST.

This Proposal 5 requests your approval of a Reorganization Plan pursuant to which the Pac Global Portfolio will be reorganized into the AXA/Horizon Small Cap Value Portfolio. In considering whether you should approve the Proposal, you should note that:

•

The Portfolios have identical investment objectives. The Portfolios seek to achieve long-term growth of capital. Below is a summary comparison of the two Portfolios. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparisons of Investment Objectives, Policies and Strategies” below.

•

The Portfolios have substantially the same investment policies. Each Portfolio, under normal circumstances, invests at least 80% of its net assets in securities of companies with small market capitalizations (or other financial instruments that derive their value from the securities of such companies). Each Portfolio is structured so that approximately 50% of its assets are actively managed by a sub-adviser (“Active Allocated Portion”) and approximately 50% of its assets are allocated to a passive sub-adviser that seeks to track the performance of the Russell 2000 Value Index (“Index Allocated Portion”). Each Portfolio invests primarily in common stocks, but may invest in other securities that a sub-adviser believes provide opportunities for capital growth. The Portfolios also may invest in foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies.

•

The Pac Global Portfolio’s Active Allocated Portion is sub-advised by Pacific Global Investment Management Company (“Pac Global”) while the AXA/Horizon Small Cap Value Portfolio’s Active Allocated Portion is sub-advised by Horizon Asset Management LLC (“Horizon). Each Portfolio’s Index Allocated Portion is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

•

Each Portfolio’s principal risks include currency risk, depository receipts risk, equity risk, emerging markets risk, foreign securities risk, index strategy risk, investment style risk, multiple adviser risk, portfolio turnover risk, securities lending risk, and small-cap company risk. The Pac Global Portfolio is subject to micro-cap company risk as a principal risk, while the AXA/Horizon Small Cap Value Portfolio generally is not. The AXA/Horizon Small Cap Value Portfolio also is subject to ETF risk, non-investment grade securities risk, and special situations risk, while the Pac Global Portfolio generally is not. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for each Portfolio. FMG LLC has selected Pac Global as the sub-adviser to the Pac Global Portfolio’s Active Allocated Portion. FMG LLC has selected Horizon as the sub-adviser to the AXA/Horizon Small Cap Value Portfolio’s Active Allocated Portion. FMG LLC has selected BlackRock as the sub-adviser to each Portfolio’s Index Allocated Portion. It is anticipated that FMG LLC will continue to manage and administer, and Horizon and BlackRock will continue to sub-advise, the AXA/Horizon Small Cap Value Portfolio after the Reorganization.

•

The Manager has been granted relief by the SEC to hire, terminate and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into a sub-advisory agreement on behalf of a Portfolio with an “affiliated person” of the Manager, unless the sub-advisory agreement, including compensation, is approved by the Portfolio’s shareholders. For a detailed description of the Manager and the sub-adviser to the AXA/Horizon Small Cap Value Portfolio, please see “Additional Information about the Portfolios — The Manager” and “— The Sub-Advisers” below.

•

The Pac Global Portfolio and the AXA/Horizon Small Cap Value Portfolio had net assets of approximately $161.9 million and $173.7 million, respectively, as of December 31, 2016. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $335.6 million.

•

The shareholders of the Pac Global Portfolio will receive shares of the AXA/Horizon Small Cap Value Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the AXA/Horizon Small Cap Value Portfolio Class IB shares and Class K shares, for the fiscal year following the Reorganization, will be 1.16% and 0.91%, respectively, which is lower than those of the Pac Global Portfolio Class IB shares and Class K shares for the fiscal year ended December 31, 2015, which were 1.20% and 0.95%, respectively. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•	The Portfolios are subject to the same management fee schedule. The management fee for each Portfolio is equal to an annual rate of 0.80% of its average daily net assets.

•

The Portfolios are subject to the same administration fee schedule. In addition to the management fee, each Portfolio also pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolios are aggregated with those of each “Hybrid Portfolio” (defined below), and the AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, and the ATM Portfolios, which are also managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.15% of the first $25 billion of the aggregate average daily net assets of the Portfolios, Hybrid Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, and the ATM Portfolios; 0.11% on the next $10 billion; 0.10% on the next $5 billion; and 0.095% thereafter. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Pac Global Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and exchange-traded investment vehicles in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Pac Global Portfolio.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the AXA/Horizon Small Cap Value Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses of the AXA/Horizon Small Cap Value Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and exchange-traded investment vehicles in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares and 0.90% for Class K shares of the of the AXA/Horizon Small Cap Value Portfolio.

•	The Class IB shares of the AXA/Horizon Small Cap Value Portfolio and Pac Global Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•

The Class IB shares of the AXA/Horizon Small Cap Value Portfolio underperformed compared to the Class IB shares of the Pac Global Portfolio for the one-year period ended December 31, 2016 and outperformed the Pac Global Portfolio for the period since inception. Please see “Comparative Performance Information” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the AXA/Horizon Small Cap Value Portfolio. It is not expected that the AXA/Horizon Small Cap Value Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Pac Global Portfolio. FMG LLC has reviewed the Pac Global Portfolio’s current portfolio holdings and determined that the holdings generally are compatible with the AXA/Horizon Small Cap Value Portfolio’s investment objective and policies. Thus, FMG LLC believes that, if the Reorganization is approved, all or a substantial portion of the holdings of the Pac Global Portfolio could be transferred to and held by the AXA/Horizon Small Cap Value Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that, if the Reorganization is approved, the holdings of the Pac Global Portfolio involved therein that are not compatible with the AXA/Horizon Small Cap Value Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with AXA/Horizon Small Cap Value Portfolio’s investment objective and policies. The portion of the Pac Global Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by FMG LLC of the compatibility of those holdings with the AXA/Horizon Small Cap Value Portfolio’s portfolio composition and investment objective and policies. The need for the Pac Global Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

•

It is anticipated that the Pac Global Portfolio will bear the expenses of the Reorganization. However, FMG LLC has voluntarily agreed to pay expenses of the Reorganization that exceed the Pac Global Portfolio’s expense limitation set forth in its expense limitation agreement.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Class IB Shares and Class K Shares of the Pac Global Portfolio and the Class IB Shares and Class K Shares of the AXA/Horizon Small Cap Value Portfolio and the estimated pro forma fees and expenses of the Class IB Shares and Class K Shares of the AXA/Horizon Small Cap Value Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by the relevant class of its shares for the fiscal year ended December 31, 2015. The pro forma fees and expenses of the AXA/Horizon Small Cap Value Portfolio shares assume that the Reorganization was in effect for the year ended June 30, 2016. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Pac Global Portfolio	AXA/Horizon Small Cap Value Portfolio	Pro Forma AXA/Horizon Small Cap Value Portfolio (assuming the Reorganization is approved)
Not Applicable.	Not Applicable.	Not Applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Pac Global Portfolio		AXA/Horizon Small Cap Value Portfolio		Pro Forma AXA/Horizon Small Cap Value Portfolio (assuming the Reorganization is approved)
	Class IB	Class K	Class IB	Class K	Class IB	Class K
Management Fee	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%	0.25%	0.00%	0.25%	0.00%
Other Expenses	0.21%	0.20%	0.19%	0.19%	0.18%	0.18%
Acquired Fund Fees and Expenses	N/A	N/A	0.01%	0.01%	0.01%	0.01%
Total Annual Portfolio Operating Expenses	1.26%	1.00%	1.25%	1.00%	1.24%	0.99%
Fee Waiver and/or Expense Reimbursement†*	(0.06)%	(0.05)%	(0.09)%	(0.09)%	(0.08)%	(0.08)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/ or Expense Reimbursement	1.20%	0.95%	1.16%	0.91%	1.16%	0.91%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of (1) the Pac Global Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and exchange-traded investment vehicles in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Portfolio, and (2) the AXA/Horizon Small Cap Value Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and exchange-traded investment vehicles in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares and 0.90% for Class K shares of the Portfolio.
*	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current expense limitation arrangement noted above.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The Expense Limitation Arrangement with respect to the Portfolios is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Pac Global Portfolio
Class IB	$122	$394	$686	$1,517
Class K	$97	$313	$548	$1,220
AXA/Horizon Small Cap Value Portfolio
Class IB	$118	$388	$678	$1,503
Class K	$93	$309	$544	$1,216
Pro Forma AXA/Horizon Small Cap Value Portfolio (assuming the Reorganization is approved)
Class IB	$118	$386	$673	$1,493
Class K	$93	$307	$539	$1,206

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2015, the portfolio turnover rates for each of the Pac Global Portfolio and the AXA/Horizon Small Cap Value Portfolio were 26% and 17%, respectively, of the average value of each Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Pac Global Portfolio with those of the AXA/Horizon Small Cap Value Portfolio. The Board of each Trust may change the investment objective of a respective Portfolio without a vote of that Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

Acquiring Portfolio	Acquired Portfolio
AXA/Horizon Small Cap Value Portfolio	Pac Global Portfolio
Investment Objective	Investment Objective

Seeks to achieve long-term growth of capital.	Seeks to achieve long-term growth of capital.

Principal Investment Strategies	Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with small market capitalizations (or other financial instruments that derive their value from the securities of such companies).	Same.

For purposes of this Portfolio, small market capitalization companies are those companies with market capitalizations within the range of companies in the Russell 2000® Index (“Russell 2000”) at the time of investment (as of December 31, 2015, the market capitalization of the companies in the Russell 2000 was between $14.8 million and $6.5 billion). The size of companies in the Russell 2000 changes with market conditions, which can result in changes to the market capitalization range of companies in the index.	Same.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that a Sub-Adviser believes provide opportunities for capital growth. The Portfolio may invest up to 20% of its assets in foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies.	Same.

Acquiring Portfolio	Acquired Portfolio
AXA/Horizon Small Cap Value Portfolio	Pac Global Portfolio
The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy.	Same.

One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”).	Same.

Under normal circumstances, the Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.	Same.

The Sub-Adviser to the Active Allocated Portion of the Portfolio believes that favorable investment opportunities are available through companies that exhibit a number of the following characteristics: are selling below their perceived intrinsic value, have limited or no institutional ownership, have had short-term earnings shortfalls, have had a recent initial public offering but have not attracted significant analyst coverage, are selling at or below book or replacement value, and have price to earnings ratios that are less than one half of their projected growth rate.	The Active Allocated Portion of the Portfolio typically invests in companies that are at the time of purchase, within the range of companies in the Russell 2000, and generally invests a significant portion of its assets in companies with market capitalizations that are, at the time of purchase, not greater than the highest market capitalization of companies in the Russell Microcap® Index which are often referred to as “microcap stocks”).

The Sub-Adviser focuses on undervalued and special situation small capitalization equities (including common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks, such as depositary receipts) that the Sub-Adviser believes have the potential for rewarding long-term investment results.	The Sub-Adviser to the Active Allocated Portion follows a value-based investment approach focusing on the long-term market cycle to select investments.

The Sub-Adviser also may invest in exchange traded funds (“ETFs”) and may invest in convertible and nonconvertible debt securities rated below investment grade (also known as “junk bonds”) or unrated securities that the Sub-Adviser has determined to be of comparable quality.	None.

The Sub-Adviser selects securities from companies that are engaged in a number of industries, including the media, financial services, retailing, manufacturing and consumer products, and utilities industries. The Sub-Adviser considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. The Sub-Adviser also looks at the amount of capital a company spends on research and development.	The Sub-Adviser to the Active Allocated Portion attempts to identify growing companies with unique or proprietary advantages in their industries and strong potential for earnings growth.

Sell decisions are generally triggered by either adequate value being achieved, as determined by the Sub- Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model. A sell trigger also may occur if the Sub-Adviser discovers a new investment opportunity that it believes is more compelling and represents a better risk reward profile than other investments held by the Active Allocated Portion. The Active Allocated Portion may engage in active and frequent trading to achieve the Portfolio’s investment objective.	None.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2000® Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Index Allocated Portion may use a full replication technique or a sampling approach in pursuing its indexing strategy.	Same.

The Portfolio also may lend its portfolio securities to earn additional income.	Same.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below.

Risks	AXA/Horizon Small Cap Value Portfolio	Pac Global Portfolio
ETF risk	X
Equity Risk	X	X
Foreign Securities Risk	X	X
Currency Risk	X	X
Depository Receipts Risk	X	X
Emerging Markets Risk	X	X
Indexed Strategy Risk	X	X
Investment Style Risk	X	X
Multiple Adviser Risk	X	X
Non-Investment Grade Securities Risk	X
Portfolio Turnover Risk	X	X
Securities Lending Risk	X	X
Small-Cap Company Risk	X
Small-cap and Micro-Cap Company Risk		X
Special Situations Risk	X

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how each Portfolio’s average annual total returns for one year and since inception through December 31, 2016 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand columns below for each Portfolio is the return of the index since inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Pac Global Portfolio - Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 15.66% (2016 4th Quarter)	Worst quarter (% and time period) -15.93% (2015 3rd Quarter)

AXA/Horizon Small Cap Value Portfolio - Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 9.81% (2016 4th quarter)	Worst quarter (% and time period) -12.47% (2015 3rd Quarter)

Pac Global Portfolio Average Annual Total Returns

(For the periods ended December 31, 2016)

	One Year	Since Inception
AXA/Pacific Global Small Cap Value Portfolio — Class IB Shares (Inception Date: April 21, 2014)	28.90%	-1.28%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	31.74%	9.25%

AXA/Horizon Small Cap Value Portfolio Average Annual Total Returns (For the periods ended December 31, 2016)

	One Year	Since Inception
AXA/Horizon Small Cap Value — Class IB Shares (Inception Date: April 21, 2014)	24.19%	5.04%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	31.74%	9.25%

Capitalization

The following table shows the capitalization of each Portfolio as of June 30, 2016 and of the AXA/Horizon Small Cap Value Portfolio on a pro forma combined basis as of June 30, 2016, after giving effect to the proposed Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Pac Global Portfolio — Class IB Share	$0.3	$7.28	37,259
AXA/Horizon Small Cap Value Portfolio — Class IB Shares	$0.2	$8.94	27,378
Adjustments	—	—	(6,931)
Pro forma AXA/Horizon Small Cap Value Portfolio — Class IB Shares (assuming the Reorganization is approved)	$0.5	$8.94	57,706
Pac Global Portfolio — Class K Share	$130.3	$7.28	17,899,044
AXA/Horizon Small Cap Value Portfolio — Class K Shares	$149.3	$8.94	16,701,552
Adjustments	—	—	(3,324,200)
Pro forma AXA/Horizon Small Cap Value Portfolio — Class IB Shares (assuming the Reorganization is approved)	$279.6	$8.94	31,276,396

AFTER CAREFUL CONSIDERATION, THE BOARD OF VIP TRUST UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO THE PAC GLOBAL PORTFOLIO. ACCORDINGLY, THE BOARD HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY THIS PORTFOLIO’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

Terms of the Agreements and/or Plans of Reorganization

The terms and conditions under which the Reorganizations would be completed are contained in the Reorganization Plan. The following summary thereof is qualified in its entirety by reference to the Reorganization Plans, copies of the forms of which are attached to this Combined Proxy Statement/Prospectus as Appendix A.

Each Reorganization will involve the Acquiring Portfolio acquiring all the assets of the corresponding Acquired Portfolio in exchange solely for Acquiring Portfolio Shares and the Acquiring Portfolio’s assumption of all of the Acquired Portfolio’s liabilities. Each Reorganization Plan further provides that, on or as promptly as reasonably practicable after the Closing Date, each Acquired Portfolio will distribute the Acquiring Portfolio Shares it receives in its Reorganization to its shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contractholders). The number of full and fractional Acquiring Portfolio Shares each shareholder will receive will be equal in net asset value (as determined in accordance with the Trusts’ normal valuation procedures), as of immediately after the close of business (generally 4:00 p.m., Eastern time) on the Closing Date, to the Acquired Portfolio Shares the shareholder holds at that time. After that distribution to an Acquired Portfolio’s shareholders, the applicable Trust, on behalf of the Acquired Portfolio, will take all necessary steps under its Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), and Delaware and any other applicable law to effect a complete termination of the Acquired Portfolio.

The Board of a Portfolio involved in a Reorganization may terminate or delay a Reorganization Plan with respect to, and abandon or postpone, the Reorganization at any time prior to the Closing Date, before or after approval by the relevant Acquired Portfolio’s shareholders, if circumstances develop that, in the Board’s opinion, make proceeding with a Reorganization inadvisable for a Portfolio. The consummation of each Reorganization also is subject to various conditions, including approval of the Reorganization by the applicable Acquired Portfolio’s shareholders, completion of all filings with, and receipt of all necessary approvals, if any, from the SEC, and other customary corporate and securities matters. Subject to the satisfaction of those conditions, each Reorganization will take place immediately after the close of business on its Closing Date.

The Board of each Acquired Portfolio, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the relevant Trust (the “Independent Trustees”), has determined, with respect to each Acquired Portfolio, that the interests of the Acquired Portfolio’s existing shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Acquired Portfolio. Similarly, the Board of each Acquiring Portfolio, including the Independent Trustees, has determined, with respect to each Acquiring Portfolio, that the interests of the Acquiring Portfolio’s existing shareholders will not be diluted as a result of the Reorganization and that the participation in the Reorganization is in the best interests of the Acquiring Portfolio.

The Acquired Portfolios involved in a Reorganization will bear the expenses of each Reorganization described in this Combined Proxy Statement/Prospectus. However, FMG LLC has voluntarily agreed to pay expenses of each Reorganization that exceed the Portfolio’s expense limitation set forth in its expense limitation agreement.

Approval of the Reorganization Plan with respect to an Acquired Portfolio will require a majority vote of that Acquired Portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of (1) 67% or more of the voting securities of the Acquired Portfolio present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (2) more than 50% of its outstanding voting securities. If the Reorganization Plan is not approved by an Acquired Portfolio’s shareholders or a Reorganization is not consummated for any other reason, the Board of the Acquired Portfolio will consider other possible courses of action. Please see “Voting Information” below for more information.

Description of the Securities to Be Issued

The shareholders of each Acquired Portfolio will receive Class IB, Class K, or Class B shares of the corresponding Acquiring Portfolio in accordance with the procedures provided for in the applicable Reorganization Plan. Each such share will be fully paid and non-assessable by the relevant Trust, as appropriate, when issued and will have no preemptive or conversion rights.

Each Acquiring Portfolio is a series of VIP Trust or EQ Trust, as applicable. The Trusts may issue an unlimited number of authorized shares of beneficial interest, par value $0.001 per share. The Second Amended and Restated Agreement and Declaration of Trust of EQ Trust (the “EQ Trust DoT”) and the Agreement and Declaration of Trust of VIP Trust (the “VIP Trust DoT”) authorize each respective Board to issue shares in different series and classes. In addition, the EQ Trust DoT and VIP Trust DoT authorize each respective Board to create new series and to name the rights and preferences of the shareholders of each series. Each respective Board does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders’ rights and preferences.

EQ Trust currently offers three classes of shares of All Asset Growth-Alt 20 Portfolio — Class IA, Class IB and Class K shares, and two classes of shares of AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, and AXA/Horizon Small Cap Value Portfolio — Class IB and Class K shares. VIP Trust currently offers one class of shares of CharterSM Moderate Portfolio — Class B shares.

Each Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class IA, Class IB, and Class B shares of the Acquiring Portfolios, as applicable. The maximum distribution and/or service (12b-1) fee for each Acquiring Portfolio’s Class IA, Class IB, and Class B shares is equal to an annual rate of 0.25% of the average daily net assets attributable to such share class. Because these distribution/service fees are paid out of each Acquiring Portfolio’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges. The Class IA shares of the Acquiring Portfolios are not subject to the Reorganizations.

Board Considerations

Acquired Portfolios of EQ Trust.    At a meeting of the Board of the EQ Trust held on November 30-December 1, 2016, FMG LLC recommended that: (1) each of All Asset Aggressive-Alt 25 Portfolio (“Alt 25 Portfolio”), All Asset Aggressive-Alt 50 Portfolio (“Alt 50 Portfolio”), and All Asset Aggressive-Alt 75 Portfolio (“Alt 75 Portfolio”), each a series of EQ Trust, be reorganized into the All Asset Growth- Alt 20 Portfolio, also a series of EQ Trust; and (2) the Pacific Global Small Cap Value Portfolio (“Pac Global”), a series of EQ Trust, be reorganized into the AXA/Horizon Small Cap Value Portfolio, also a series of EQ Trust.

FMG LLC noted that, in addition to regularly evaluating the performance of each portfolio of EQ Trust, it continually reviews the overall line-up of investment options and conducts in-depth analysis of its entire fund complex to provide recommendations to the Board to strengthen the fund complex’s line-up. FMG LLC stated that it was recommending the Reorganizations to streamline and strengthen the fund complex’s line-up and to address certain other developments with respect to each Acquired Portfolio, including the failure of each Acquired Portfolio to attract sufficient Contractholder interest and thus achieve a more sustainable asset base as well as prospects for future growth.

FMG LLC noted that each Acquired Portfolio has a similar investment objective as its corresponding Acquiring Portfolio. FMG LLC also noted that: (1) each of the Alt 25 Portfolio, Alt 50 Portfolio, and Alt 75 Portfolio provides diversified exposure to equity securities, fixed income securities, and alternative investments through investments in other mutual funds managed by FMG LLC and exchange-traded funds, similar to the All Asset Growth- Alt 20 Portfolio; and (2) Pac Global provides exposure to securities of companies with small market capitalizations and is structured so that approximately 50% of its assets are actively managed by a sub-adviser and approximately 50% of its assets are allocated to a passive sub-adviser that seeks to track the performance of the Russell 2000 Value Index, similar to the AXA/Horizon Small Cap Value Portfolio. FMG LLC noted that, given each Acquired Portfolio’s failure to attract sufficient Contractholder interest as well as limited prospects for future growth, FMG LLC believes that it would be appropriate to reorganize each Acquired Portfolio into its corresponding Acquiring Portfolio. FMG LLC also noted that it believes the Reorganizations would be beneficial to the shareholders invested in the Acquired Portfolios because the Reorganizations would provide a means by which Contractholders with amounts allocated to an Acquired Portfolio could pursue a similar investment objective in the context of a larger fund with better growth prospects and lower expenses.

In determining whether to approve the Reorganization Plan with respect to each Acquired Portfolio and recommend its approval to shareholders, the Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) the potential benefits of each Reorganization to shareholders, including estimated lower total annual operating expenses (including acquired fund fees and expenses) for the fiscal year following the Reorganization by reorganizing each Acquired Portfolio into a corresponding Acquiring Portfolio with lower total annual operating expenses (including acquired fund fees and expenses) than each Acquired Portfolio and greater potential to increase assets and thereby realize economies of scale in the Portfolio’s expenses and portfolio management fees as a result of asset growth; (2) comparisons of each Acquired Portfolio’s and Acquiring Portfolio’s investment objectives, policies, strategies, restrictions, and risks; (3) the experience and qualifications of the Manager and key personnel managing each Acquiring Portfolio; (4) the effect of the Reorganization on an Acquired Portfolio’s annual operating expenses and shareholder fees and services, including a comparison of each Acquired Portfolio’s and its corresponding Acquiring Portfolio’s management fee and administration fee; (5) the relative historical performance records of the Portfolios; (6) any change in shareholder rights; (7) the direct or indirect federal income tax consequences of the Reorganizations to shareholders and Contractholders; (8) any fees or expenses that will be borne directly or indirectly by an Acquired Portfolio in connection with its respective Reorganization; (9) the terms and conditions of the Reorganization Plan and whether a Reorganization would result in dilution of shareholder interests; (10) the potential benefits of the Reorganizations to other persons, including FMG LLC and its affiliates, as discussed below in the section entitled “Potential Benefits of the Reorganizations to FMG LLC and its Affiliates” and (11) possible alternatives to the Reorganizations, including the potential benefits and detriments of maintaining the current structure.

In connection with the Board’s consideration of the proposed Reorganizations, FMG LLC provided to the Board information regarding the factors set forth above as well as other information relating to the Reorganizations.

In reaching the decision to recommend approval of the Reorganizations, the Board, including the Independent Trustees, concluded that each Acquired Portfolio’s participation in its respective Reorganization is in its best interests and that the interests of existing shareholders of the Acquired Portfolios would not be diluted as a result of the Reorganizations. The Board of the EQ Trust’s conclusion was based on a number of factors, including the following:

•

The Reorganizations will permit shareholders invested in each Acquired Portfolio to allocate amounts to a larger combined Portfolio that pursues an identical or similar investment objective, provides comparable exposure to the same or similar asset classes and/or strategies, and has better prospects for attracting additional assets and realizing a lower total annual operating expense ratio than the relevant Acquired Portfolio (including acquired fund fees and expenses).

•

The total annual operating expense ratios for the Class IB and Class K shares of each Acquiring Portfolio are expected to be lower than those of the corresponding classes of shares of the corresponding Acquired Portfolio for the last fiscal year (restated to reflect current fees).

•

Each Portfolio is subject to an expense limitation agreement and in each case the expense limitation for the Acquiring Portfolio’s Class IB or Class K shares is the same as or lower than that for the corresponding Acquired Portfolio’s Class IB or Class K shares.

•	Following the Reorganizations, FMG LLC will continue to serve as the investment manager and administrator of each Acquiring Portfolio.

•

As a result of each Reorganization, each shareholder of Class IB and Class K shares of an Acquired Portfolio would hold, immediately after the Closing Date, Class IB or Class K shares, respectively, of the Acquiring Portfolio having an aggregate value equal to the aggregate value of the Acquired Portfolio shares that such shareholder holds as of the Closing Date.

•

Each Reorganization will be effected on the basis of each participating Portfolio’s net asset value, which will be determined in connection with each Reorganization in accordance with EQ Trust’s normal valuation procedures, which are identical for all of the Portfolios.

•	Shareholders will not pay sales charges in connection with the Reorganizations.

•

The Reorganizations are not expected to have any adverse tax results to Contractholders, as discussed further below under “Additional Information about the Reorganizations — Federal Income Tax Consequences of the Reorganizations.”

•	Each Portfolio has identical distribution, purchase and redemption procedures and identical exchange rights.

•	Any costs to the Acquired Fund in repositioning its portfolio in anticipation of the Reorganizations is expected to be de-minimis.

•	Potential conflicts of interest of FMG LLC in proposing the Reorganizations, as discussed further below under “Potential Benefits of the Reorganizations to FMG LLC and its Affiliates.”

•

The Acquired Portfolio involved in each Reorganization will bear the expenses of the Reorganization. However, FMG LLC has voluntarily agreed to pay expenses of each Reorganization that exceed an Acquired Portfolio’s expense limitation set forth in its expense limitation agreement.

On the basis of the information provided to it and its evaluation of that information, the Board of the EQ Trust, including the Independent Trustees, voted unanimously to approve the Reorganization Plan and to recommend that the shareholders of each Acquired Portfolio also approve, respectively, the Reorganization Plan.

Acquired Portfolios of VIP Trust.    At a meeting of the Board of the VIP Trust held on December 5, 2016, FMG LLC recommended that the: (1) CharterSM Alternative 100 Moderate Portfolio (“Alternative 100 Moderate Portfolio”), a series of VIP Trust, be reorganized into the All Asset Growth- Alt 20 Portfolio, a series of EQ Advisors Trust (“EQ Trust”); (2) the CharterSM Income Strategies Portfolio (“Income Strategies Portfolio”) and CharterSM Interest Rate Strategies Portfolio (“Interest Rate Strategies Portfolio”), each a series of VIP Trust, be reorganized into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, a series of EQ Trust; (3) the CharterSM International Moderate Portfolio (“International Moderate Portfolio”), a series of VIP Trust, be reorganized into the CharterSM Moderate Portfolio (“Moderate Portfolio”), also a series of VIP Trust; and (4) the CharterSM Real Assets Portfolio (“Real Assets Portfolio”), a series of VIP Trust, be reorganized into the EQ/PIMCO Global Real Return Portfolio, a series of EQ Trust.

FMG LLC noted that, in addition to regularly evaluating the performance of each portfolio of the VIP Trust, it continually reviews the overall line-up of investment options and conducts in-depth analysis of its entire fund complex to provide recommendations to the Board to strengthen the fund complex’s line-up. FMG LLC stated that it was recommending the Reorganizations to streamline and strengthen the VIP Trust’s line-up and to address certain other developments with respect to each Acquired Portfolio, including the failure of each Acquired Portfolio to attract sufficient Contractholder interest and thus achieve a more sustainable asset base as well as prospects for future growth.

FMG LLC noted that each Acquired Portfolio has a similar investment objective as its corresponding Acquiring Portfolio. FMG LLC also noted that the Alternative 100 Moderate Portfolio and All Asset Growth- Alt 20 Portfolio provide exposure to various asset categories and strategies including alternative investments through investments in other mutual funds managed by FMG LLC and exchange-traded funds; that the Real Assets Portfolio and EQ/PIMCO Global Real Return Portfolio seek to maximum real return by investing in assets that are affected directly or indirectly by the level of and changes in the rate of inflation and, therefore, provide real returns; that the Income Strategies, Income Rate Strategies Portfolio, and AXA/DoubleLine Opportunistic Core Plus Bond Portfolio provide diversified exposure to fixed income securities; and that the International Moderate Portfolio and Moderate Portfolio provide diversified exposure to equity securities, fixed income securities, and alternative investments through investments in other mutual funds managed by FMG LLC and exchange-traded funds. FMG LLC noted that, given each Acquired Portfolio’s failure to attract sufficient Contractholder interest as well as limited prospects for future growth, FMG LLC believes it would be appropriate to reorganize each Acquired Portfolio into the corresponding Acquiring Portfolio. FMG LLC also noted that it believes the Reorganizations would be beneficial to the shareholders invested in the Acquired Portfolios because the Reorganizations would provide a means by which Contractholders with amounts allocated to an Acquired Portfolio could pursue a similar investment objective in the context of a larger fund with better growth prospects and lower expenses.

In determining whether to approve the Reorganization Plan with respect to each Acquired Portfolio and recommend its approval to shareholders, the Board of the VIP Trust, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) the potential benefits of each Reorganization to shareholders, including estimated lower total annual operating expenses (including acquired fund fees and expenses) for the fiscal year following the Reorganization by reorganizing each Acquired Portfolio into a corresponding Acquiring Portfolio with lower total annual operating expenses (including acquired fund fees and expenses) (with the exception of the Reorganization of the International Moderate Portfolio into the Moderate Portfolio which is estimated to have the same total annual operating expense (including acquired fund fees and expenses), and greater potential to increase assets and thereby realize economies of scale in the Portfolio’s expenses and portfolio management fees as a result of asset growth; (2) comparisons of each Acquired Portfolio’s and its corresponding Acquiring Portfolio’s investment objectives, policies, strategies, restrictions, and risks; (3) the experience and qualifications of the Manager and key personnel managing each Acquiring Portfolio; (4) the effect of the Reorganization on an Acquired Portfolio’s annual operating expenses and shareholder fees and services, including a comparison of each Acquired Portfolio’s and its corresponding Acquiring Portfolio’s management fee and administration fee; (5) the relative historical performance records of the Portfolios; (6) any change in shareholder rights; (7) the direct or indirect federal income tax consequences of the Reorganizations to shareholders and Contractholders; (8) any fees or expenses that will be borne directly or indirectly by an Acquired Portfolio in connection with its respective Reorganization; (9) the terms and conditions of the Reorganization Plan and whether a Reorganization would result in dilution of shareholder interests; (10) the potential benefits of the Reorganizations to other persons, including FMG LLC and its affiliates, as discussed below in the section entitled “Potential Benefits of the Reorganizations to FMG LLC and its Affiliates” and (11) possible alternatives to the Reorganizations, including the potential benefits and detriments of maintaining the current structure.

In connection with the Board’s consideration of the proposed Reorganizations, the Independent Trustees requested, and FMG LLC provided to the Board, information regarding the factors set forth above as well as other information relating to the Reorganizations.

In reaching the decision to recommend approval of the Reorganizations, the Board, including the Independent Trustees, concluded that each Acquired Portfolio’s participation in its respective Reorganization is in its best interests and that the interests of existing shareholders of the Acquired Portfolio would not be diluted as a result of the Reorganizations. The Board’s conclusion was based on a number of factors, including the following:

•

The Reorganizations will permit shareholders invested in each Acquired Portfolio to allocate amounts to a larger combined Portfolio that pursues an identical or similar investment objective, provides comparable exposure to the same or similar asset classes and/or strategies, and has better prospects for attracting additional assets and realizing a lower total annual operating expense ratio than the relevant Acquired Portfolio (including acquired fund fees and expenses).

•

The total annual operating expense ratios for the Class IB or Class B shares, as appropriate, of an Acquiring Portfolio are expected to be the same as, or lower than, those of the corresponding class of shares of an Acquired Portfolio for the last fiscal year (restated to reflect current fees).

•

Each Portfolio is subject to an expense limitation agreement and in each case the expense limitation for the Acquiring Portfolio’s Class IB or Class B shares is the same as or lower than that for the corresponding Acquired Portfolio’s Class B shares.

•	Following the Reorganizations, FMG LLC will continue to serve as the investment manager and administrator of each Acquiring Portfolio.

•

As a result of the Reorganization, each shareholder of Class B shares of an Acquired Portfolio would hold, immediately after the Closing Date, Class IB or Class B shares, as appropriate, of the corresponding Acquiring Portfolio having an aggregate value equal to the aggregate value of the Acquired Portfolio shares that such shareholder holds as of the Closing Date.

•

Each Reorganization will be effected on the basis of each participating Portfolio’s net asset value, which will be determined in connection with each Reorganization in accordance with each Trust’s normal valuation procedures, as applicable, which are identical for all of the Portfolios.

•	Shareholders will not pay sales charges in connection with the Reorganizations.

•

The Reorganizations are not expected to have any adverse tax results to Contractholders, as discussed further below under “Additional Information about the Reorganizations — Federal Income Tax Consequences of the Reorganizations.”

•	Each Portfolio has identical distribution, purchase and redemption procedures and identical exchange rights.

•	Any costs to the Acquired Fund in repositioning its portfolio in anticipation of the Reorganizations is expected to be de-minimus.

•	Potential conflicts of interest of FMG LLC in proposing the Reorganizations, as discussed further below under “Potential Benefits of the Reorganizations to FMG LLC and its Affiliates.”

•

The Acquired Portfolio involved in each Reorganization will bear the expenses of the Reorganization. However, FMG LLC has voluntarily agreed to pay expenses of each Reorganization that exceed an Acquired Portfolio’s expense limitation set forth in its expense limitation agreement.

On the basis of the information provided to it and its evaluation of that information, the Board of the VIP Trust, including the Independent Trustees, voted unanimously to approve each Reorganization Plan and to recommend that the shareholders of each Acquired Portfolio also approve, respectively, the Reorganization Plan.

Potential Benefits of the Reorganizations to FMG LLC and its Affiliates

FMG LLC may realize benefits in connection with the Reorganizations. For example, the profitability from the fees payable to FMG LLC by an Acquiring Portfolio may be higher than the profits derived from the fees paid by the corresponding Acquired Portfolio. FMG LLC may further benefit to the extent a Reorganization would eliminate or reduce FMG LLC’s obligations under an expense limitation arrangement currently in effect for an Acquired Portfolio by reorganizing the Acquired Portfolio into a corresponding Acquiring Portfolio which is operating below its expense limitation or has a lower total expense ratio. In addition, in certain cases, FMG LLC owns a significant amount of shares of the Acquired or Acquiring Portfolios representing investment of seed money by FMG LLC to facilitate the operations of an Acquired or Acquiring Portfolio. A Reorganization may increase the size of a Portfolio such that FMG LLC could redeem shares that it holds in a Portfolio representing such seed money investments. Redeeming seed money from an Acquired or Acquiring Portfolio may enable FMG LLC to reduce its costs associated with providing seed capital and/or use the proceeds to provide seed money for other funds and products that it manages or is developing or realize other benefits. Furthermore, FMG is expected to experience and benefit from a number of efficiencies associated with the streamlining of the fund family.

Descriptions of Risk Factors

A Portfolio’s performance may be affected by one or more of the following risks, which are described in detail in Appendix B “More Information on Strategies and Risk Factors.”

Risks	Alt 25 Portfolio	Alt 50 Portfolio	Alt 75 Portfolio	Alternative 100 Moderate Portfolio	All Asset Growth-Alt 20 Portfolio
Affiliated Portfolio Risk	X	X	X	X	X
Alternative Investment Risk	X	X	X		X
Commodity Price Volatility Risk	X	X	X		X
Commodity Risk				X
Convertible Securities Risk	X	X	X	X	X
Credit Risk	X	X	X	X	X
Derivatives Risk				X
Energy Sector Risk	X	X	X		X
Equity Risk	X	X	X	X	X
Floating Rate Loan Risk
Foreign Securities Risk	X	X	X	X	X
Currency Risk	X	X	X	X	X
Depositary Receipts Risk	X	X	X		X
Emerging Markets Risk	X	X	X	X	X
Futures Contract Risk				X
Infrastructure Sector Risk	X	X	X	X	X
Interest Rate Risk	X	X	X	X	X
Investment Grade Securities Risk	X	X	X	X	X
Large-Cap Company Risk	X	X	X	X	X
Leveraging Risk				X
Listed Private Equity Company Risk				X
Market Risk				X
Mid-Cap and Small-Cap Company Risk	X	X	X	X	X
Natural Resources Sector Risk	X	X	X	X	X
Non-Investment Grade Securities Risk	X	X	X	X	X
Non-Traditional (Alternative) Investment Risk				X
Portfolio Management Risk				X
Real Estate Investing Risk	X	X	X	X	X
Risks Related to Investments in Underlying Portfolios and Underlying ETFs	X	X	X	X	X
Securities Lending Risk	X	X	X		X
Special Situations Risk	X	X	X	X	X

Risks	Income Strategies Portfolio	Interest Rate Strategies Portfolio	AXA/DoubleLine Opportunistic Core Plus Bond Portfolio
Affiliated Portfolio Risk	X	X
Collateralized Loan Obligations Risk			X
Convertible Securities Risk		X
Credit Risk	X	X	X
Derivatives Risk	X	X
Distressed Companies Risk			X
Equity Risk	X	X
Floating Rate Loan Risk	X	X
Foreign Securities Risk	X	X	X
Currency Risk	X	X
Emerging Markets Risk	X	X	X
Geographic Concentration Risk			X
Inflation-Indexed Bonds Risk	X	X
Infrastructure Sector Risk	X	X
Interest Rate Risk	X	X	X
Inverse Floaters Risk			X

Risks	Income Strategies Portfolio	Interest Rate Strategies Portfolio	AXA/DoubleLine Opportunistic Core Plus Bond Portfolio
Investment Grade Securities Risk	X	X	X
Large-Cap Company Risk	X	X
Liquidity Risk	X	X	X
Loan Risk	X	X	X
Market Risk	X	X
Money Market Risk		X
Mortgage-Backed and Asset- Backed Securities Risk			X
Natural Resources Sector Risk	X	X
Non-Investment Grade Securities Risk	X	X	X
Non-Traditional (Alternative) Investment Risk	X	X
Political/Economic Risk			X
Portfolio Management Risk	X	X
Portfolio Turnover Risk			X
Real Estate Investing Risk	X	X
Redemption Risk			X
Regulatory Risk			X
Risks Related to Investments in Underlying Portfolios and Underlying ETFs	X	X
Risks Related to Investing in Other Investment Companies			X
Securities Lending Risk			X
Settlement Risk			X
Transaction Costs Risk			X
U.S. Government Securities Risk			X

Risks	International Moderate Portfolio	Moderate Portfolio
Affiliated Portfolio Risk	X	X
Convertible Securities Risk		X
Credit Risk	X	X
Derivatives Risk	X	X
Equity Risk	X	X
Floating Rate Loan Risk		X
Foreign Securities Risk	X	X
Currency Risk	X	X
Emerging Markets Risk	X	X
Futures Contract Risk	X	X
Inflation-Indexed Bonds Risk	X	X
Infrastructure Sector Risk	X
Interest Rate Risk	X	X
Investment Grade Securities Risk	X	X
Large-Cap Company Risk	X	X
Leveraging Risk
Liquidity Risk	X	X
Loan Risk		X
Market Risk	X	X
Mid-Cap and Small-Cap Company Risk	X	X
Money Market Risk		X
Non-Investment Grade Securities Risk	X	X
Non-Traditional (Alternative) Investment Risk	X
Portfolio Management Risk	X	X
Real Estate Investing Risk	X
Risks Related to Investments in Underlying Portfolios and Underlying ETFs	X	X
Sector Concentration Risk		X
U.S. Government Securities Risk		X

Risks	Real Assets Portfolio	EQ/PIMCO Global Real Return Portfolio
Affiliated Portfolio Risk	X
Commodity Risk	X
Credit Risk	X	X
Derivatives Risk	X	X
Equity Risk		X
Foreign Securities Risk	X	X
Currency Risk	X	X
Emerging Markets Risk	X	X
Inflation-Indexed Bonds Risk	X	X
Infrastructure Sector Risk	X
Interest Rate Risk	X	X
Investment Grade Securities Risk	X	X
Leveraging Risk		X
Liquidity Risk	X	X
Market Risk	X
Mortgage-Backed and Asset-Backed Securities Risk		X
Natural Resources Sector Risk	X
Non-Investment Grade Securities Risk	X	X
Portfolio Management Risk	X
Portfolio Turnover Risk		X
Real Estate Investing Risk	X
Redemption Risk		X
Securities Lending Risk		X
U.S. Government Securities Risk		X

Risks	AXA/Horizon Small Cap Value Portfolio	Pac Global Portfolio
ETF risk	X
Equity Risk	X	X
Foreign Securities Risk	X	X
Currency Risk	X	X
Depository Receipts Risk	X	X
Emerging Markets Risk	X	X
Indexed Strategy Risk	X	X
Investment Style Risk	X	X
Multiple Adviser Risk	X	X
Non-Investment Grade Securities Risk	X
Portfolio Turnover Risk	X	X
Securities Lending Risk	X	X
Small-Cap Company Risk	X
Small-cap and Micro-Cap Company Risk		X
Special Situations Risk	X

Affiliated Portfolio Risk:    In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating a Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

Alternative Investment Risk:    To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in alternative investments, it will be subject to the risks associated with such investments. Alternative investments may use a different approach to investing than do traditional investments (such as equity or fixed income investments) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform in accordance with expectation. Alternative investments may have different characteristics and risks than do traditional investments, can be highly volatile, may be less liquid, particularly in periods of stress, and may be more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax profiles than traditional investments. The use of alternative investments may not achieve the desired effect.

Collateralized Loan Obligations Risk:    In addition to the typical risks associated with fixed income securities discussed elsewhere in this Prospectus (e.g., interest rate risk and credit risk), collateralized loan obligations (“CLOs”) carry additional risks including, but are not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the quality of the collateral may decline in value or default; (c) the risk that a Portfolio may invest in CLOs that are subordinate to other classes; and (d) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commodity Price Volatility Risk:    Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

Commodity Risk:    Investments in certain issuers, especially resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause a Portfolio’s holdings to lose value. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in exchange rates, domestic or foreign interest rates or inflation rates and/or investor expectations concerning such rates, and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods and weather, livestock disease and embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices.

Convertible Securities Risk:    The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases a Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether a portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which mean that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities are normally “junior” securities, which mean an issuer usually must pay interest on its nonconvertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and a Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company.

Credit Risk:    The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Currency Risk:    Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk:    Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Derivatives Risk:    A Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments. Changes in the value of a derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to a portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Distressed Companies Risk:    Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Securities of distressed companies may be less liquid and are generally more likely to become worthless than the securities of more financially stable companies. If the issuer of a security held by a Portfolio defaults, a Portfolio may experience significant losses on the security, which may lower a Portfolio’s net asset value. Securities tend to lose much of their value before the issuer defaults.

Emerging Markets Risk:    There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. Investments in emerging markets are more susceptible to loss than investments in developed markets. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Energy Sector Risk:    The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters.

Equity Risk:    In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Floating Rate Loan Risk:    Floating rate loans generally are subject to restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized, and can decline significantly in value.

Focused Portfolio Risk:    A Portfolio may employ a strategy of investing in the securities of a limited number of companies, some of which may be in the same industry, sector or geographic region. As a result, a Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on a Portfolio’s net asset value. Further, a Portfolio may be more sensitive to events affecting a single industry, sector or geographic region. The use of such a focused investment strategy may increase the volatility of a Portfolio’s investment performance, as a Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a portfolio that is more broadly invested.

Foreign Securities Risk:    Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Futures Contract Risk:    The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) a sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and a Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject a Portfolio to leveraging risk.

Geographic Concentration Risk:    To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on a Portfolio’s investment performance and that a Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Index Strategy Risk:    A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Inflation-Indexed Bonds Risk:    Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, a Portfolio may have no income at all from such investments.

Infrastructure Sector Risk:    Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations.

Interest Rate Risk:    The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Inverse Floaters Risk:    Inverse floaters are fixed income securities with a floating or variable rate of interest. Inverse floaters have interest rates that tend to move in the opposite direction as the specified market rates or indices, and may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Grade Securities Risk:    Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by the Manager or the Sub-Adviser to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Investment Style Risk:    The Portfolio may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the market will never fully recognize its intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value stocks may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk:    Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk:    When a Portfolio leverages its holdings, the value of an investment in a Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging a Portfolio because a Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of a Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of a Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, a Portfolio may experience substantial losses.

Liquidity Risk:    The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure. A Portfolio may be required to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to a Portfolio.

Listed Private Equity Company Risk:    Listed private equity companies include publicly traded vehicles whose purpose is to invest in privately held companies. Generally, little public information exists for privately held companies, and there is a risk that investors may not be able to make a fully informed investment decision. Investing in less mature privately held companies involves greater risk than investing in well-established, publicly-traded companies.

Loan Risk:    Loan interests are subject to liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and a Portfolio may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of a Portfolio’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Portfolio to liquidate other securities to meet redemptions and may present a risk that a Portfolio may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which a Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, a Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. To the extent that a Portfolio invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that a Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Market Risk:    The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole.

Mid-Cap, Small-Cap and Micro-Cap Company Risk:    A Portfolio’s investments in mid-, small-cap and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and a Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small- and microcap companies than for mid-cap companies.

Money Market Risk:    Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. The Securities and Exchange Commission recently adopted changes to the rules that govern money market funds. These changes may affect a money market fund’s investment strategies, operations and/or return potential.

Mortgage-Backed and Asset-Backed Securities Risk:    The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivate to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Portfolio. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Multiple Adviser Risk:    The Manager allocates the Portfolio’s assets among multiple Sub-Advisers, each of which is responsible for investing its allocated portion of the Portfolio’s assets. To a significant extent, the Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Natural Resources Sector Risk:    The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/ or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals.

Non-Investment Grade Securities Risk:    Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, deemed to be of comparable quality by the Manager or Sub-Adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Non-Traditional (Alternative) Investment Risk:    To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in non-traditional (alternative) investments, the Portfolio will be subject to the risks associated with such investments. Nontraditional (alternative) investments may use a different approach to investing than do traditional investments (stocks, bonds, and cash) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform in accordance with expectations. Non-traditional (alternative) investments may have different characteristics and risks than do traditional investments. Non-traditional (alternative) investments can be highly volatile, are often less liquid, particularly in periods of stress, are generally more complex and less transparent, and may have more complicated tax profiles than traditional investments. In addition, the performance of non-traditional (alternative) investments may be more dependent on investment manager experience and skill than traditional investments. The use of non-traditional (alternative) investments may not achieve the desired effect.

Political/Economic Risk:    Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Portfolio Management Risk:    The risk that strategies used by the Manager or a Sub-Adviser(s) and their securities selections fails to produce the intended results.

Portfolio Turnover Risk:    High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Real Estate Investing Risk:    Real estate-related investments may decline in value as a result of factors affecting the real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax increases, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of taxable income and net realized gains. Failure to meet these requirements may have adverse consequences on a Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Redemption Risk:    A Portfolio may experience periods of heavy redemptions that could cause a Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance. Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Regulatory Risk:    Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for a Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Risks Related to Investments in Underlying Portfolios and Underlying ETFs:    A Portfolio that invests in other investment companies will indirectly bear fees and expenses charged by those investment companies, in addition to a Portfolio’s direct fees and expenses. The cost of investing in a Portfolio, therefore, may be higher than the cost of investing in a mutual fund that exclusively invests directly in individual stocks and bonds. In addition, a Portfolio’s net asset value is subject to fluctuations in the net asset values of the other investment companies in which it invests. A Portfolio is also subject to the risks associated with the securities in which the other investment companies invest and the ability of a Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their investment objectives. A Portfolio and the other investment companies are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, a Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with a Portfolio correlate to those of a particular other investment company will depend upon the extent to which a Portfolio’s assets are allocated from time to time for investment in the other investment company, which will vary.

Securities Lending Risk:    A Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, a Portfolio’s securities lending agent may indemnify a Portfolio against that risk. A Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Portfolio’s ability to vote proxies or to settle transactions.

Settlement Risk:    Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be un-invested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, a Portfolio could be liable for any losses incurred.

Small-Cap and Micro-Cap Company Risk:    The Portfolio’s investments in small-cap and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources, and more limited markets for their stock as compared with larger companies, and may have less experienced management and unproven track records. They may depend on a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. As a result, the value of such securities may be more volatile than the securities of larger companies, and because the securities generally trade in lower volumes than larger cap securities, the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for micro-cap companies than for small-cap companies.

Small-Cap Company Risk:    The Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources, and more limited markets for their stock as compared with larger companies. They may depend on a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. As a result, the value of such securities may be more volatile than the securities of larger companies, and because the securities generally trade in lower volumes than larger cap securities, the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Special Situations Risk:    The Portfolio may seek to benefit from “special situations,” such as mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, restructuring, bankruptcy or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Portfolio would lose money. It is also possible that the transaction may not be completed as anticipated or may take an excessive amount of time to be completed, in which case the Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. In some circumstances, the securities purchased may be illiquid making it difficult for the Portfolio to dispose of them at an advantageous price.

Federal Income Tax Consequences of the Reorganizations

Taxable Reorganizations.    It is anticipated that the Reorganizations of the Alt 50 Portfolio and the Alt 75 Portfolio into the All Asset Growth-Alt 20 Portfolio, the Income Strategies Portfolio and the Interest Rate Strategies Portfolio into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, the Real Assets Portfolio into the EQ/PIMCO Global Real Return Portfolio, and the International Moderate Portfolio into the CharterSM Moderate Portfolio will not qualify, for federal income tax purposes, as tax-free reorganizations. As a result, gain or loss will be recognized by each of those Acquired Portfolios on the transfer of its assets to the corresponding Acquiring Portfolio (or, in the cases of certain of those Acquired Portfolios, on the disposition of its securities holdings) and its shareholders, but no gain or loss will be recognized by the Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in shares of those Acquired Portfolios. In addition, pursuant to each such Reorganization, (1) each such shareholder’s (a) adjusted basis for federal income tax purposes (“basis”) in the Acquiring Portfolio Shares it receives in the Reorganization will be the fair market value thereof at the time the Reorganization is consummated (“Effective Time”) and (b) holding period for those Acquiring Portfolio Shares will begin on the following day, and (2) the Acquiring Portfolio’s (a) basis in the Transferred Assets it receives will be the fair market value thereof at the Effective Time and (b) holding period for those Transferred Assets will begin on the following day.

Tax-free Reorganizations.    The Reorganizations of the Alt 25 Portfolio and the Alternative 100 Moderate Portfolio into the All Asset Growth-Alt 20 Portfolio and the Reorganization of the Pac Global Portfolio into the AXA/Horizon Small Cap Value Portfolio each is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(D) of the Code. As a condition to consummation of each such Reorganization, the Trust will receive an opinion from K&L Gates LLP (“Counsel”), with respect to the Reorganization and the Portfolios participating therein and their shareholders, substantially to the effect that — based on the facts and assumptions stated therein and conditioned on certain representations of the Trust being true and complete at the Effective Time and consummation of the Reorganization in accordance with the applicable Reorganization Plan and applicable Reorganization Agreement (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that Counsel has not approved) — for federal income tax purposes:

(1) the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(D) of the Code), and each Portfolio will be a “party to a reorganization” (within the meaning of section 368(b) of the Code);

(2) neither Portfolio will recognize any gain or loss on the Reorganization;

(3) an Acquired Portfolio shareholder will not recognize any gain or loss on the exchange of its Acquired Portfolio Shares for Acquiring Portfolio Shares;

(4) an Acquired Portfolio shareholder’s aggregate basis in the Acquiring Portfolio Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Portfolio Shares it actually or constructively surrenders in exchange for those Acquiring Portfolio Shares, and its holding period for those Acquiring Portfolio Shares will include, in each instance, its holding period for those Acquired Portfolio Shares, provided the shareholder holds the latter as capital assets at the Effective Time; and

(5) the Acquiring Portfolio’s basis in each Transferred Asset the Acquired Portfolio transfers to it will be the same as the Acquired Portfolio’s basis therein immediately before the Reorganization, and the Acquiring Portfolio’s holding period for each such asset will include the Acquired Portfolio’s holding period therefor (except where the Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an asset’s holding period).

Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of a Reorganization on the Portfolios participating therein or the participating Acquired Portfolio’s shareholders with respect to any Transferred Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Notwithstanding that the Reorganization of the Alternative 100 Moderate Portfolio into the All Asset Growth-Alt 20 Portfolio will qualify for the federal income tax treatment described in the preceding paragraph, because (as mentioned above) that Acquired Portfolio will liquidate all its securities holdings before the Effective Time, it will realize all unrealized gain in those assets on their disposition, which gain must be distributed to its shareholders at or before the Effective Time. In addition, because the Transferred Assets in that Reorganization will be cash, clause (5) will be irrelevant.

As a result of a tax-free Reorganization, the participating Acquiring Portfolio will succeed to certain tax attributes of the corresponding Acquired Portfolio, except that the amount of the latter’s accumulated capital loss carryovers that the former may use to offset capital gains it recognizes after its Reorganization will be subject to an annual limitation under sections 382 and 383 of the Code. An Acquiring Portfolio may carry over to (and use in, subject to the sections 382/383 limitation) subsequent taxable years capital losses the corresponding Acquired Portfolio incurred, including any net capital loss that Acquired Portfolio sustains during its taxable year ending at the Effective Time and any net unrealized built-in loss that Acquired Portfolio has on that date, for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term (as under previous law).

In general, the sections 382/383 limitation applicable to an Acquiring Portfolio for each taxable year will equal the sum of (1) the product of the net asset value of the corresponding Acquired Portfolio as of the Effective Time multiplied by the “long-term tax-exempt rate” (which is a market-based rate published by the Internal Revenue Service (“Service”) each month, currently 2.04%) for the month in which the Effective Time occurs plus (2) the amount of any net unrealized built-in gain of that Acquired Portfolio as of the Effective Time that it recognizes in any taxable year all or part of which is in the period through the fifth anniversary of the Effective Time (as long as the amount of that net unrealized built-in gain is greater than the lesser of (i) 15% of that net asset value or (ii) $10,000,000). The annual limitation will be proportionately reduced for the portion of an Acquiring Portfolio’s current taxable year after the Effective Time and for any subsequent short taxable year.

Both Reorganizations.    Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in Acquired Portfolio Shares will not recognize any gain or loss as a result of the Reorganizations. If an Acquired Portfolio sells securities before its Reorganization, it may recognize gains or losses (which losses could be significant) on those sales. Any net gains recognized on those sales would increase the amount of any distribution the Acquired Portfolio must make to its shareholders before consummating its Reorganization.

If a Reorganization fails to meet the requirements of Code section 368(a)(1)(D), a Separate Account that is invested in shares of the Acquired Portfolio involved therein could realize a gain or loss on the transaction equal to the difference between its basis in those shares and the fair market value of the Acquiring Portfolio Shares it receives.

The Trust has not sought a tax ruling from the Service but instead is acting in reliance on the opinion of Counsel discussed above. That opinion is not binding on the Service or the courts and does not preclude the Service from adopting a contrary position. Contractholders are urged to consult their tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, foreign and other taxes.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Management of EQ Trust and VIP Trust

This section provides information about the Trusts, the Manager, and the Sub-Advisers for the Portfolios of the Trusts involved in the Reorganizations.

EQ Trust

EQ Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of EQ Trust and its Portfolios. EQ Trust issues shares of beneficial interest that are currently divided among eighty-six (86) Portfolios, sixty-one (61) of which have authorized Class IA, Class IB and Class K shares, twenty-five (25) of which are only authorized to issue Class IB and Class K shares. This Combined Proxy Statement/Prospectus describes the Class IB and Class K shares of the Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, All Asset Growth- Alt 20 Portfolio, EQ/PIMCO Global Real Return Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, AXA/Horizon Small Cap Value Portfolio, and Pac Global.

VIP Trust

VIP Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board is responsible for the overall management of VIP Trust and its Portfolios. VIP Trust issues shares of beneficial interest that are currently divided among twenty-three (23) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Combined Proxy Statement/Prospectus describes the Class B shares of the Alt 100 Moderate Portfolio, Real Assets Portfolio, Income Strategies Portfolio, Interest Rate Strategies Portfolio, International Moderate Portfolio, and CharterSM Moderate Portfolio.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, is the Manager to each Acquired Portfolio and each Acquiring Portfolio. FMG LLC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, and serves as a CPO with respect to certain portfolios of EQ Trust; however, FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to each Acquired Portfolio and Acquiring Portfolio. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is a wholly owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”). AXA Equitable is an indirect wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC serves as the investment manager to mutual funds and other pooled investment vehicles and, as of December 31, 2015, had approximately $[98.8] billion in assets under management.

The Manager has a variety of responsibilities for the general management and administration of the Trusts and the Portfolios. With respect to the Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, All Asset Growth- Alt 20 Portfolio, Alt 100 Moderate Portfolio, Real Assets Portfolio, Income Strategies Portfolio, Interest Rate Strategies Portfolio, International Moderate Portfolio, and CharterSM Moderate Portfolio, the Manager is responsible for determining the asset allocation range for these Portfolios and ensuring that the allocations are consistent with the guidelines that have been approved by the applicable Board. The Manager also periodically establishes specific percentage targets for each asset category and identifies each Underlying Portfolio and Underlying ETF to be held by these Portfolios using the Manager’s proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Portfolios and Underlying ETFs, as well as its outlook for the economy and financial markets. The Manager also rebalances these Portfolios’ holdings through its selection of Underlying Portfolios and Underlying ETFs as deemed necessary to bring the asset allocation of each Portfolio back into alignment with its asset allocation range and target investment percentages.

The Manager may be subject to potential conflicts of interest in selecting Underlying Portfolios and Underlying ETFs because it (and in certain cases its affiliates) earn fees for managing and administering the affiliated Underlying Portfolios, but not the unaffiliated Underlying Portfolios or Underlying ETFs. In addition, the Manager may be subject to potential conflicts of interest in selecting affiliated Underlying Portfolios because the fees paid to it by some of the affiliated Underlying Portfolios are higher than the fees paid by other affiliated Underlying Portfolios.

With respect to the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, AXA/Horizon Small Cap Value Portfolio, and Pac Global Portfolio, the Manager provides or oversees the provision of all investment advisory, portfolio management, and administrative services to these Portfolios. The Manager has supervisory responsibility for the management and investment of these Portfolios’ assets and develops overall investment strategies for the Portfolios. The Manager also has discretion to make all determinations with respect to the investment of these Portfolio’s assets. As further discussed below, the Manager’s management responsibilities include the selection and monitoring of Sub-Advisers.

With respect to the AXA/Horizon Small Cap Value Portfolio and Pac Global Portfolio (“Hybrid Portfolios”), each of which consists of an Index Allocated Portion and an Active Allocated Portion, the Manager is responsible for, among other things, determining the asset allocation range for the Portfolios, selecting and monitoring the Sub-Advisers for the Portfolios, advising the ETF Allocated Portions of the Portfolios (including selecting Underlying ETFs in which the Portfolios invest) and ensuring that asset allocations are consistent with the guidelines that have been approved by the Board. With respect to certain of the Hybrid Portfolios, the Manager also is responsible for developing and overseeing the proprietary research model used to manage the equity exposure of each Portfolio.

The Manager plays an active role in monitoring each portfolio and Sub-Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The

Manager also monitors each Sub-Adviser’s portfolio management team to determine whether its investment activities remain consistent with the portfolios’ (or portion thereof) investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact a Sub-Adviser’s overall business. The Manager monitors continuity in a Sub-Adviser’s operations and changes in investment personnel and senior management. The Manager performs due diligence reviews with each Sub-Adviser no less frequently than annually. The Manager obtains detailed, comprehensive information concerning portfolio and Sub-Adviser performance and portfolio operations that is used to supervise and monitor a Sub-Adviser and the portfolio operations. A team is responsible for conducting ongoing investment reviews with each Sub-Adviser and for developing the criteria by which portfolio performance is measured.

The Manager selects Sub-Advisers from a pool of candidates, including its affiliates, to manage the portfolio (or portions thereof). The Manager may appoint, dismiss and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the EQ Trust’s Board. The Manager also may allocate a portfolio’s assets to additional Sub-Advisers subject to the approval of the Board and has discretion to allocate a portfolio’s assets among a portfolio’s current Sub-Advisers. The Manager recommends Sub-Advisers for a portfolio to the Board based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Manager does not expect to recommend frequent changes of Sub-Advisers.

If the Manager appoints, dismisses or replaces a Sub-Adviser to a portfolio or adjusts the asset allocation among Sub-Advisers in a portfolio the affected portfolio may experience a period of transition during which the securities held in the portfolio may be repositioned in connection with the change in Sub-Adviser(s). A portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions may be implemented before or after the effective date of the new Sub-Adviser’s appointment as an adviser to the portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, as described in “Comparative Performance Information” above, the past performance of a portfolio is not necessarily an indication of future performance. This may be particularly true for any portfolios that have undergone Sub-Adviser changes and/or changes to the investment objectives or policies of the portfolio.

The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the EQ Trust’s Board. A committee of FMG LLC investment personnel (“Investment Committee”) is primarily responsible for the selection, monitoring and oversight of each Portfolio’s Sub-Adviser(s), as applicable, and performs other duties for portfolios not described in this Combined Proxy Statement/Prospectus.

The Manager has received an exemptive order from the SEC to permit it and the Board to appoint, dismiss and replace Sub-Advisers and to amend the sub-advisory agreements between the Manager and the Sub-Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trusts’ Boards, to appoint, dismiss and replace Sub-Advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new Sub-Adviser is retained for a Portfolio, shareholders will receive notice of such action. However, the Manager may not enter into a sub-advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (the “Affiliated Sub-Adviser”), such as AllianceBernstein, AXA Investment Managers, Inc., and AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected portfolio’s shareholders. An amendment to an investment management agreement between FMG LLC and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a portfolio will also be submitted to shareholders for approval.

The portfolio managers at FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, that are jointly and primarily responsible for the day-to-day management of each Portfolio are: Kenneth T. Kozlowski, CFP®, CLU, ChFC, and Alwi Chan, CFA®.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of EQ Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the ETF Allocated Portions since May 25, 2007. Mr. Kozlowski served as Chief Financial Officer and Treasurer of EQ Trust from 2002 to 2007. He has been managing the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio since May 2015 and the EQ/PIMCO Global Real Return Portfolio since May 2011.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of EQ Trust since 2007. He has been managing the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio since May 2015 and the EQ/PIMCO Global Real Return Portfolio since May 2009.

Management and Administrative Fees

Each Portfolio pays a fee to FMG LLC for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Manager received from each Portfolio in 2015 for managing the Portfolio and the rate of the management fees waived by the Manager in 2015 in accordance with the provisions of the Expense Limitation Arrangement, as defined below, with respect to each Portfolio.

Acquiring Portfolio	Annual Rate Received All Classes	Rate of Fees Waived and Expenses Reimbursed
		Class IB	Class K	Class B
All Asset Growth-Alt 20 Portfolio	0.10%	0.00%	0.00%	N/A
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	0.60%	0.18%	0.20%	N/A
CharterSM Moderate Portfolio	0.15%	N/A	N/A	-1.18%
EQ/PIMCO Global Real Return Portfolio	0.60%	0.24%	0.24%	N/A
AXA/Horizon Small Cap Value Portfolio	0.80%	0.02%	0.01%	N/A

Acquired Portfolio	Annual Rate Received All Classes	Rate of Fees Waived and Expenses Reimbursed
		Class IB	Class K	Class B
Alt 25 Portfolio	0.10%	-0.67%	-0.67%	N/A
Alt 50 Portfolio	0.10%	-3.91%	-3.89%	N/A
Alt 75 Portfolio	0.10%	-3.87%	-3.84%	N/A
Alternative 100 Moderate Portfolio	0.15%	N/A	N/A	-1.70%
Income Strategies Portfolio	0.15%	N/A	N/A	-2.83%
Interest Rate Strategies Portfolio	0.15%	N/A	N/A	-1.97%
International Moderate Portfolio	0.15%	N/A	N/A	-2.29%
Real Assets Portfolio	0.15%	N/A	N/A	-2.57%
Pac Global Portfolio	0.80%	0.04%	0.02%	N/A

In the interest of limiting through April 30, 2018 (unless the Board of Trustees of the respective Trust consents to an earlier revision or termination of this arrangement) the expenses of certain portfolios, the Manager has entered into an expense limitation agreement with each Trust with respect to each Acquiring Portfolio (“Expense Limitation Arrangement”). Pursuant to the Expense Limitation Arrangement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of each Acquiring Portfolio so that (1) the annual operating expenses of AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, and AXA/Horizon Small Cap Value Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Acquiring Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets as set forth in the table below, and (2) the annual operating expenses (including acquired fund fees and expenses) of the All Asset Growth-Alt 20 Portfolio and Moderate Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets as set forth in the table below:

Acquiring Portfolio	Total Expenses Limited to (% of average daily net assets)
	Class IB	Class K	Class B
All Asset Growth-Alt 20 Portfolio	1.35%	1.10%	N/A
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	1.05%	0.80%	N/A
CharterSM Moderate Portfolio	N/A	N/A	1.25%
EQ/PIMCO Global Real Return Portfolio	1.00%	0.75%	N/A
AXA/Horizon Small Cap Value Portfolio	1.15%	0.90%	N/A

The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2018. The All Asset Growth-Alt 20 Portfolio offers Class IA shares and the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio and EQ/PIMCO Global Real Return Portfolio each offer Class K shares, which are subject to the Expense Limitation Arrangement but are not subject to the Reorganization. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Acquiring Portfolio’s expense ratio and such reimbursements do not exceed the Acquiring Portfolio’s expense cap [at the time of the waiver and/or reimbursement]. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Acquiring Portfolio will be charged such lower expenses.

In the interest of limiting through April 30, 2017 (unless the Board of Trustees of the respective Trust consents to an earlier revision or termination of this arrangement) the expenses of certain portfolios, the Manager has entered into an expense limitation agreement with each Trust with respect to each Acquired Portfolio (“Expense Limitation Arrangement”). Pursuant to the Expense Limitation Arrangement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of each Acquired Portfolio so that (1) the annual operating expenses of the Alt 25 Portfolio, Alt 50 Portfolio, and Alt 75 Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and investment vehicles in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets as set forth in the table below; (2) the annual operating expenses (including acquired fund fees and expenses) of the Alternative 100 Moderate Portfolio, Income Strategies Portfolio, Interest Rate Strategies Portfolio, International Moderate Portfolio, and Real Assets Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets as set forth in the table below; and (3) the annual operating expenses of the Pac Global Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and exchange-traded investment vehicles in which the Portfolio invests and extraordinary expenses) as a percentage of average daily net assets do not exceed the following respective expense ratios:

Acquired Portfolio	Total Expenses Limited to (% of average daily net assets)
	Class IB	Class K	Class B
Alt 25 Portfolio	0.65%	0.40%	N/A
Alt 50 Portfolio	0.65%	0.40%	N/A
Alt 75 Portfolio	0.65%	0.40%	N/A
Alternative 100 Moderate Portfolio	N/A	N/A	1.55%
Income Strategies Portfolio	N/A	N/A	1.20%

Acquired Portfolio	Total Expenses Limited to (% of average daily net assets)
	Class IB	Class K	Class B
Interest Rate Strategies Portfolio	N/A	N/A	1.20%
International Moderate Portfolio	N/A	N/A	1.25%
Real Assets Portfolio	N/A	N/A	1.40%
Pac Global Portfolio	1.20%	0.95%	N/A

The Manager has voluntarily agreed to make payments or waive all or a portion of its management, administrative and other fees to limit the expenses of the Pac Global Portfolio so that the annual operating expenses of the Portfolio (exclusive of interest, taxes, brokerage commissions, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) as a percentage of average daily net assets do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares and 0.90% for Class K shares of the Portfolio.

The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of a Portfolio’s expense ratio and such reimbursements do not exceed a Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments or waivers made, a Portfolio will be charged such lower expenses. The Manager’s selection of Underlying Portfolios may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

Each Sub-Adviser to a Portfolio is paid by the Manager. Changes to the advisory fees may be negotiated, which could result in an increase or a decrease in the amount of the management fee retained by the Manager, without shareholder approval. A discussion of the basis for the decision by the Board of each of EQ Trust and VIP Trust to approve the investment management and sub-advisory agreements with respect to each Portfolio is available in each respective Trust’s Semi-Annual or Annual Report to Shareholders.

FMG LLC also currently serves as the Administrator of the Portfolios. The administrative services provided to the Trusts by FMG LLC include, among others, coordination of each Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of each Trust’’ proxy voting policies and procedures and anti-money laundering program.

For administrative services, in addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee.

Each of Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, Alt 100 Moderate Portfolio, Real Assets Portfolio, Income Strategies Portfolio, Interest Rate Strategies Portfolio, International Moderate Portfolio, All Asset Growth-Alt 20 Portfolio, and CharterSM Moderate Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the All Asset Growth-Alt 20 Portfolio and CharterSM Moderate Portfolio are aggregated with those of EQ Trust’s Strategic Allocation Portfolios and AXA/Franklin Templeton Allocation Managed Volatility Portfolio, and with VIP Trust Portfolios, which are also managed by FMG LLC, each of which are offered in other prospectuses (together with the All Asset Growth-Alt 20 Portfolio and CharterSM Moderate Portfolio, the “Fund-of-Funds Portfolios”). The asset-based administration fee is equal to an annual rate of 0.15% of the first $35 billion of the aggregate average daily net assets of the Fund-of-Funds Portfolios; 0.11% of the next $10 billion; $0.10% of the next 5 billion and 0.095% thereafter.

Each of AXA/DoubleLine Opportunistic Core Plus Bond Portfolio and EQ/PIMCO Global Real Return Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the Single-Advised Portfolios, subject to a minimum annual fee of $30,000. The Single-Advised Portfolios include AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, AXA/AB Short Duration Government Bond Portfolio, AXA/Loomis Sayles Growth Portfolio, AXA Natural Resources Portfolio, AXA Real Estate Portfolio, AXA SmartBeta Equity Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Boston Advisors Equity Income Portfolio, EQ/Calvert Socially Responsible Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio, EQ/GAMCO Small Company Value Portfolio, EQ/International Equity Index Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/Invesco Comstock Portfolio, EQ/JPMorgan Value Opportunities Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/MFS International Growth Portfolio, EQ/MidCap Index Portfolio, EQ/Money Market Portfolio, EQ/Morgan Stanley Mid Cap Growth Portfolio, EQ/Oppenheimer Global Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, EQ/UBS Growth and Income Portfolio, and EQ/Wells Fargo Omega Growth Portfolio, (together with the EQ/Energy ETF Portfolio and EQ/Low Volatility Global ETF Portfolio, which are offered in another prospectus). The Single-Advised Portfolios’ asset based administration fee rates based on aggregate average daily net assets of the Single-Advised Portfolios is equal to an annual rate of: 0.100% of the first $30 billion; 0.0975% of the next $10 billion; 0.0950% of the next $5 billion; and 0.0925% thereafter.

Each of the Pac Global Portfolio and AXA/Horizon Small Cap Value Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolios are aggregated with those of the AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/AB Small Cap Growth Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Lord Abbett Micro Cap Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, EQ/Convertible Securities Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/High Yield Bond Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, and Multimanager Technology Portfolio (each a “Hybrid Portfolio”), and the AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, and the ATM Portfolios (the ATM Portfolios are ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, AXA 400 Managed Volatility Portfolio, AXA 500 Managed Volatility Portfolio and AXA International Managed Volatility Portfolio, which are offered in another Prospectus), which are also managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.15% of the first $25 billion of the aggregate average daily net assets of the Portfolios, Hybrid Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, and the ATM Portfolios; 0.11% on the next $10 billion; 0.10% on the next $5 billion; and 0.095% thereafter.

The Sub-Advisers

Each of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, AXA/Horizon Small Cap Value Portfolio, and Pac Global Portfolio’s investments are selected by its Sub-Adviser(s). The following table describes the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, AXA/Horizon Small Cap Value Portfolio, and Pacific Global Portfolio’s Sub-Adviser(s) and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of each Portfolio is available in the EQ Trust and VIP Trust Statement of Additional Information dated May 1, 2016, as supplemented.

Portfolio	Sub-Adviser and Portfolio Managers	Business Experience

AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	DoubleLine Capital LP 333 S. Grand Avenue, Suite 1800, Los Angeles, CA 90071 Portfolio Managers Jeffrey E. Gundlach	Jeffrey E. Gundlach is the founder, Chief Executive Officer, and Chief Investment Officer of DoubleLine. Mr. Gundlach has been Chief Executive Officer and Chief Investment Officer of DoubleLine since its inception in December 2009. Mr. Gundlach has a B.A. in Mathematics and Philosophy from Dartmouth College. He has been managing the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio since May 2015.

EQ/PIMCO Global Real Return Portfolio	Pacific Investment Management Company LLC 650 Newport Center Drive, Newport Beach, CA 92660 Portfolio Managers Mihir P. Worah Jeremie Banet

Mihir P. Worah is CIO Asset Allocation and Real Return and a managing director in the Newport Beach office. He is a member of the Investment Committee and the Executive Committee, and oversees portfolio management for the U.S. He is a generalist portfolio manager who manages a variety of fixed income, commodity and multi-asset portfolios. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. In 2012 he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. He has 15 years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago. He has been managing the EQ/PIMCO Global Real Return Portfolio since February 2013.

Jeremie Banet is an executive vice president in the Newport Beach office and a portfolio manager on the real return team. Prior to joining PIMCO in 2011, he traded inflation-linked investments at Nomura Fixed Income. Prior to that, he was with BNP Paribas, most recently as head of U.S. inflation trading. He has 15 years of investment and financial services experience and holds a master’s degree in applied economics and an undergraduate degree from Paris IX Dauphine University. He has been managing the EQ/PIMCO Global Real Return Portfolio since May 2015.

AXA/Horizon Small Cap Value Portfolio	Horizon Asset Management LLC 470 Park Avenue South, New York, NY 10016 Portfolio Managers Murray Stahl Matthew Houk	Murray Stahl is primarily responsible for the investment decisions for an Active Allocated Portion of the AXA/Horizon Small Cap Value Portfolio. Mr. Stahl currently serves as Chairman and Chief Investment Officer of Horizon. Mr. Stahl, a co-founder of Horizon, has over thirty years of investing experience and, in addition to overseeing the Horizon Research Team, is Chairman of Horizon’s Investment Committee, which is responsible for portfolio management decisions. Mr. Stahl has full authority over all aspects of the an Active Allocated Portion of the AXA/Horizon Small Cap Value Portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and management of daily cash balances in accordance with anticipated investment management requirements.

Portfolio	Sub-Adviser and Portfolio Managers	Business Experience
Matthew Houk’s primary responsibility is to assist Mr. Stahl in communicating Horizon’s investment strategy and research to clients. In addition, Mr. Houk is responsible for conducting and authoring research and is also a Co-Portfolio Manager of a small-cap fund managed by an affiliate of Horizon. Mr. Houk joined the firm in 2008 and prior to that, was with Goldman, Sachs & Co. from 2005 to 2008.

BlackRock Investment Management, LLC P.O. Box 9011, Princeton, NJ 08543-9011 Portfolio Managers Alan Mason Greg Savage, Creighton Jue Rachel M. Aguirre

Alan Mason, Managing Director of BlackRock since 2009; Managing Director of Barclays Global Investors (“BGI”) from 2008 to 2009; Principal of BGI from 1996 to 2008.

Greg Savage, Managing Director of BlackRock since 2010; Director of BlackRock in 2009; Principal of BGI from 2007 to 2009; Associate of BGI from 1999 to 2007.

Creighton Jue, CFA, Managing Director of BlackRock since 2011; Director of BlackRock from 2009 to 2011; Principal of BGI from 2000 to 2009.

Rachel M. Aguirre, Director of BlackRock since 2012; Vice President of BlackRock from 2009 to 2011; Principal and Portfolio Manager of BGI from 2005 to 2009.

AXA/Pacific Global Small Cap Value Portfolio	Pacific Global Investment Management Company 101 N. Brand Blvd., Suite 1950 Glendale, CA 91203 Portfolio Managers George A. Henning	George A. Henning is primarily responsible for the day-to-day management of the Active Allocated Portion of the AXA/Pacific Global Small Cap Value Portfolio. Mr. Henning has been a portfolio manager since 1993.

Legal Proceedings

A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“AXA Equitable FMG”) (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), for alleged excessive fees paid to AXA Equitable and AXA Equitable FMG for investment management services.

In January 2013, a second lawsuit was filed in the United States District Court of the District of New Jersey entitled Sanford et al. v. AXA Equitable FMG (“Sanford Litigation”). The lawsuit was filed derivatively on behalf of eight funds, four of which are named in the Sivolella lawsuit as well as four new funds, and seeks recovery under Section 36(b) of the Investment Company Act for alleged excessive fees paid to AXA Equitable FMG for investment management services. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the parties and the Court agreed to consolidate the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator of EQ Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees. In January 2015, plaintiffs and defendants filed motions for summary judgement, which were denied by the Court.

The non-jury trial commenced in January 2016 and testimony concluded in February 2016. Closing arguments occurred in June 2016 following post-trial briefing. In August 2016, the Court issued its decision in favor of AXA Equitable and AXA Equitable FMG, finding that the Plaintiffs had failed to meet their burden to demonstrate that AXA Equitable and AXA Equitable FMG breached their fiduciary duty in violation of Section 36(b) or show any actual damages. In September 2016, the Plaintiffs filed a motion to amend the trial opinion and to amend or make new findings of fact and/or conclusions of law, which was denied by the Court in December 2016. In December 2016, plaintiffs filed a notice to appeal the Court’s decision to the United States Court of Appeals for the Third District.

On November 1, 2010, EQ Trust, and several of its Portfolios, were named as defendants and putative members of the proposed defendant class of contractholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to EQ Trust, and several of its Portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

On July 1, 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated a lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suit”). This Retiree Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

On August 24, 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated a separate lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suit”). This Noteholder Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit, the Retiree Suit, and the Noteholder Suit have each been consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio and the AXA Mid Cap Value Managed Volatility Portfolio are named as defendants in the Noteholder Suit and the Retiree Suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio, the AXA Mid Cap Value Managed Volatility Portfolio, the AXA Large Cap Core Managed Volatility Portfolio, the EQ/Small Company Index II Portfolio, the EQ/Common Stock Index II Portfolio, and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisition Portfolio, the AXA Large Cap Core Managed Volatility Portfolio, and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as a class action. The amounts paid to the above six Portfolios in connection with the public tender offers were approximately: (i) the EQ/Equity 500 Index Portfolio – $1,740,800; (ii) the EQ/GAMCO Mergers and Acquisitions Portfolio – $1,122,000; (iii) the AXA Mid Cap Value Managed Volatility Portfolio – $2,992,000; (iv) the AXA Large Cap Core Managed Volatility Portfolio – $64,600; (v) the EQ/Small Company Index II Portfolio (now called EQ/Small Company Index) – $61,200; (vi) the EQ/Common Stock Index II Portfolio (now called EQ/Common Stock Index) – $18,360; and (vii) the Multimanager Large Cap Value Portfolio (now called AXA Large Cap Value Managed Volatility Portfolio) – $3,359,200.

The lawsuits do not allege any misconduct by the EQ Trust or its Portfolios. The Noteholders and Retirees’ suits have been dismissed and the United States Court of Appeals for the Second Circuit has affirmed the dismissal of those suits. The Committee Suit remains pending before the United States District Court for the Southern District of New York. The Portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolios, the payment of such judgments or settlements could have an adverse effect on each Portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Manager believes a loss is not probable.

Portfolio Services

Portfolio Distribution Arrangements

EQ Trust

EQ Trust offers Class IA shares, Class IB shares, and Class K shares on behalf of the All Asset Growth - Alt 20 Portfolio. EQ Trust offers Class IB shares and Class K shares of the Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, All Asset Growth- Alt 20 Portfolio, EQ/PIMCO Global Real Return Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, AXA/Horizon Small Cap Value Portfolio, and Pac Global. AXA Distributors, LLC (“AXA Distributors”) serves as the distributor for the Class IA, Class IB and Class K shares of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

EQ Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA and Class IB shares (“Distribution Plan”). Under the Distribution Plan, the Class IA and Class IB shares of EQ Trust are charged a distribution and/or service (12b-1) fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. The distribution and/or service (12b-1) fee may be retained by AXA Distributors or used to pay financial intermediaries for similar services. The maximum distribution and/or service (12b-1) fee for each Portfolio’s Class IA and Class IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to the Portfolio’s Class IA and Class IB shares. Because these fees are paid out of each Portfolio’s assets on an ongoing basis, over time, the fees for Class IA and Class IB shares will increase your cost of investing and may cost you more than other types of charges. The All Asset Growth - Alt 20 Portfolio’s Class IA shares are not subject to the Reorganizations.

The distributor also may receive payments from certain Sub-Advisers of the Underlying Portfolios or their affiliates to help defray expenses for sales meetings, or seminar sponsorships and similar expenses that may relate to the Contracts and/or the Sub-Advisers’ respective Underlying Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The distributor also may receive marketing support from the Sub-Advisers in connection with the distribution of the Contracts.

VIP Trust

The Alt 100 Moderate Portfolio, Real Assets Portfolio, Income Strategies Portfolio, Interest Rate Strategies Portfolio, International Moderate Portfolio, and CharterSM Moderate Portfolio are distributed by AXA Distributors. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA. VIP Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the CharterSM Allocation Portfolios’ Class A and Class B shares. Under the Distribution Plan, Class A and Class B shares are charged a distribution and/or service (12b-1) fee to compensate AXA Distributors for promoting, selling and servicing shares of the CharterSM Allocation Portfolios. The distribution and/or service (12b-1) fee may be retained by AXA Distributors or used to pay financial intermediaries for similar services. The maximum annual distribution and/or service (12b-1) fee for each CharterSM Allocation Portfolio’s Class A and Class B shares is equal to an annual rate of 0.25% of the average daily net assets attributable to Class A and Class B shares. Because these fees are paid out of each CharterSM Allocation Portfolio’s assets on an ongoing basis, over time, these fees for Class A and Class B shares will increase the cost of your investment and may cost you more than paying other types of charges. The CharterSM Allocation Portfolios Class A shares are not subject to the Reorganizations.

The distributor may receive payments from certain investment advisers or sub-advisers of the Underlying Portfolios and Underlying ETFs or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the investment advisers or sub-advisers respective Underlying Portfolios and Underlying ETFs. These sales meetings or seminar sponsorships may provide the investment advisers with increased access to persons involved in the distribution of the Contracts. The distributor also may receive other marketing support from the investment advisers or sub-advisers in connection with the distribution of the Contracts.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolios and their related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

Buying and Selling Shares

The Portfolios’ shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), or other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans and other investors eligible under applicable federal tax regulations. Class K shares of the Portfolios are sold only to other portfolios of the Trusts and certain group annuity and retirement plans.

The Portfolios do not have minimum initial or subsequent investment requirements. Shares of the Portfolios are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming shares of the Portfolios.

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Each Portfolio reserves the right to suspend or change the terms of purchasing or selling shares.

The Trusts may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange (“NYSE”) is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of a Portfolio may adversely affect the Portfolios’ performance and the interests of long-term investors by requiring the Portfolios to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, the Portfolios may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolios’ performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest a significant portion of their assets in foreign securities (e.g., EQ/ International Equity Index Portfolio, EQ/MFS International Growth Portfolio, AXA International Value Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, iShares MSCI Emerging Markets ETF), the securities of small- and mid-capitalization companies (e.g., Multimanager Mid Cap Growth Portfolio, AXA/AB Small Cap Growth Portfolio and Multimanager Small Cap Value Portfolio,) or high yield securities (e.g. EQ/High Yield Bond Portfolio, SPDR Barclays Capital High Yield Bond ETF), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

Each Trust’s Board has adopted policies and procedures regarding disruptive transfer activity. The Trusts and the Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trusts reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

Each Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. Each Trust seeks to apply its policies and procedures to all Contractholders uniformly, including omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of each Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of each Trust, determines that a Contractholder’s transfer patterns among a Trust’s portfolios are disruptive to a Trust’s portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

Each Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. Each Trust aggregates inflows and outflows for each portfolio on a daily basis. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trusts also may in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult your Contract prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of portfolios of each Trust by funds of funds managed by FMG LLC. These transfers, purchases and redemptions are exempt from the above policies and procedures because they are initiated pursuant to asset allocation strategies developed by FMG LLC and its affiliates and, therefore, are not intended to disadvantage the relevant portfolios or their shareholders.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the portfolios, including the Portfolios.

How Portfolio Shares Are Priced

“Net asset value” is the price of one share of a portfolio of EQ Trust, including the Portfolios, without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	–	Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the NYSE on the days it is open for trading. This is normally 4:00 p.m. Eastern time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a portfolio or its designated agent.

•

A portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a portfolio’s shares are not priced.

Shares of the Underlying Portfolios held by a Portfolio are valued at their respective net asset values. Generally, other portfolio securities and assets of a Portfolio as well as portfolio securities and other assets held by the Underlying Portfolios are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Options — for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

•	Swaps—utilize prices provided by approved pricing services.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Board of Trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of portfolio shares is determined, may be reflected in the Trusts’ calculations of net asset values for each applicable portfolio when each Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the EQ Trust Board believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s net asset value by those traders.

Each business day, the portfolios’ net asset values, including the net asset values of any applicable Acquiring Portfolio, are transmitted electronically to insurance companies that use the portfolios as underlying investment options for Contracts.

Dividends and Other Distributions

Each Portfolio generally distributes most or all of its net investment income and net realized gains (collectively, “Taxable Income”), if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of the distributing class of the Portfolio.

Federal Income Tax Considerations

The Portfolios currently sell their shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions a Portfolio makes of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) (collectively, “Taxable Income”) and net gains realized on its shareholders’ redemptions or exchanges of Portfolio shares generally will not be taxable to them (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

Each Portfolio is treated as a separate corporation, and intends to continue to qualify each taxable year to be treated as a “regulated investment company” (a “RIC”), for federal tax purposes. Each g Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so.

A Portfolio that satisfies the federal tax requirements to be treated as a RIC is not taxed at the entity (portfolio) level to the extent it passes through its Taxable Income to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if a Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that a Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for each Portfolio to maintain its RIC status (and to satisfy certain other requirements), because each shareholder of the Portfolio that is an insurance company separate account will then be able to use a “look-through” rule in determining whether the account meets federal tax investment diversification rules for those accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the investment manager and the administrator of the Trust, therefore carefully monitors the Portfolios’ compliance with all of the RIC rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

Portfolio Holdings Disclosure

A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Class IB and Class K shares of the All Asset Growth- Alt 20 Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, AXA/Horizon Small Cap Value Portfolio, All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, All Asset Aggressive-Alt 75 Portfolio, and AXA/Pacific Global Small Cap Value Portfolio, and the Class B shares of the CharterSM Moderate Portfolio, CharterSM Alternative 100 Moderate Portfolio, CharterSM Income Strategies Portfolio, CharterSM Interest Rate Strategies Portfolio, CharterSM International Moderate Portfolio, and CharterSM Real Assets Portfolio. The financial information in the tables is for the past five years (or, if shorter, the period of operations). The financial information below for the Class IA, Class IB, Class K, and Class B shares, as applicable, of the respective Portfolios have been derived from the financial statements of the Portfolios, which have been audited by PricewaterhouseCoopers, LLP (“PwC”), an independent registered public accounting firm, except for the six-month period ended June 30, 2016. PwC’s report on each Portfolio’s financial statements for the fiscal year ended December 31, 2015, and the financial statements themselves as of December 31, 2015 are included in the Statement of Additional Information relating to this Combined Proxy Statement/Prospectus. The information should be read in conjunction with these financial statement documents.

Certain information reflects financial results for a single share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any Separate Account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges.

All Asset Growth-Alt 20 Portfolio

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
Class IA		2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.84	$19.30	$19.59	$18.42	$17.11	$18.46

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.03)	0.14	0.24	0.21	0.25	0.36
Net realized and unrealized gain (loss) on investments	0.88	(0.90)	0.25	2.37	1.80	(0.96)

Total from investment operations	0.85	(0.76)	0.49	2.58	2.05	(0.60)

Less distributions:
Dividends from net investment income	—	(0.16)	(0.28)	(0.27)	(0.29)	(0.31)
Distributions from net realized gains	—	(0.54)	(0.50)	(1.14)	(0.45)	(0.44)

Total dividends and distributions	—	(0.70)	(0.78)	(1.41)	(0.74)	(0.75)

Net asset value, end of period	$18.69	$17.84	$19.30	$19.59	$18.42	$17.11

Total return (b)	4.76%	(3.94)%	2.42%	14.12%	11.98%	(3.23)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$16,215	$14,722	$12,546	$9,868	$6,218	$4,032
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.57%	0.57%	0.51%	0.35%	0.35%	0.10%
Before waivers and reimbursements (a)(f)	0.57%	0.57%	0.58%	0.58%	0.62%	0.39%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.34)%	0.71%	1.21%	1.09%	1.37%	1.95%
Before waivers and reimbursements (a)(f)(x)	(0.34)%	0.71%	1.14%	0.86%	1.09%	1.66%
Portfolio turnover rate (z)^	4%	14%	18%	43%	43%	19%

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
Class IB		2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.88	$19.34	$19.64	$18.46	$17.15	$18.50

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.03)	0.12	0.21	0.17	0.22	0.24
Net realized and unrealized gain (loss) on investments	0.89	(0.88)	0.27	2.42	1.83	(0.89)

Total from investment operations	0.86	(0.76)	0.48	2.59	2.05	(0.65)

Less distributions:
Dividends from net investment income	—	(0.16)	(0.28)	(0.27)	(0.29)	(0.26)
Distributions from net realized gains	—	(0.54)	(0.50)	(1.14)	(0.45)	(0.44)

Total dividends and distributions	—	(0.70)	(0.78)	(1.41)	(0.74)	(0.70)

Net asset value, end of period	$18.74	$17.88	$19.34	$19.64	$18.46	$17.15

Total return (b)	4.81%	(3.93)%	2.36%	14.15%	11.95%	(3.46)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$252,665	$247,650	$276,875	$285,902	$267,515	$252,504
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.57%	0.57%	0.50%	0.35%	0.35%	0.35%
Before waivers and reimbursements (a)(f)	0.57%	0.57%	0.58%	0.58%	0.62%	0.64	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.35)%	0.62%	1.06%	0.88%	1.22%	1.32%
Before waivers and reimbursements (a)(f)(x)	(0.35)%	0.62%	0.98%	0.65%	0.95%	1.01%
Portfolio turnover rate (z)^	4%	14%	18%	43%	43%	19%

All Asset Growth-Alt 20 Portfolio (Continued)

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,			August 29, 2012* to December 31, 2012
Class K		2015	2014	2013
Net asset value, beginning of period	$17.80	$19.26	$19.56	$18.39	$18.34

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.01)	0.20	0.31	0.38	0.39
Net realized and unrealized gain (loss) on investments	0.89	(0.92)	0.22	2.25	0.32

Total from investment operations	0.88	(0.72)	0.53	2.63	0.71

Less distributions:
Dividends from net investment income	—	(0.20)	(0.33)	(0.32)	(0.32)
Distributions from net realized gains	—	(0.54)	(0.50)	(1.14)	(0.34)

Total dividends and distributions	—	(0.74)	(0.83)	(1.46)	(0.66)

Net asset value, end of period	$18.68	$17.80	$19.26	$19.56	$18.39

Total return (b)	4.94%	(3.72)%	2.62%	14.43%	3.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,337	$1,191	$931	$674	$52
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.32%	0.32%	0.26%	0.10%	0.10%
Before waivers and reimbursements (a)(f)	0.32%	0.32%	0.33%	0.33%	0.44%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.09)%	1.06%	1.56%	1.89%	6.17	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.09)%	1.06%	1.49%	1.66%	5.83	%(l)
Portfolio turnover rate (z)^	4%	14%	18%	43%	43%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

AXA/DoubleLine Opportunistic Core Plus Bond Portfolio

Class IB	Six Months Ended June 30, 2016 (Unaudited)		May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$9.61		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12		0.17
Net realized and unrealized gain (loss) on investments	0.38		(0.39)

Total from investment operations	0.50		(0.22)

Less distributions:
Dividends from net investment income	—		(0.17)

Net asset value, end of period	$10.11		$9.61

Total return (b)	5.20%		(2.20)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,250		$2,364
Ratio of expenses to average net assets:
After waivers (a)(f)	1.08	%(j)	1.08%
Before waivers (a)(f)	1.15%		1.26%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.51%		2.54	%(l)
Before waivers (a)(f)	2.44%		2.36	%(l)
Portfolio turnover rate (z)^	34%		79%

Class K	Six Months Ended June 30, 2016 (Unaudited)		May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$9.61		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14		0.18
Net realized and unrealized gain (loss) on investments	0.37		(0.38)

Total from investment operations	0.51		(0.20)

Less distributions:
Dividends from net investment income	—		(0.19)

Net asset value, end of period	$10.12		$9.61

Total return (b)	5.31%		(2.03)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$61,078		$57,967
Ratio of expenses to average net assets:
After waivers (a)(f)	0.83	%(j)	0.84%
Before waivers (a)(f)	0.91%		1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.77%		2.67	%(l)
Before waivers (a)(f)	2.69%		2.47	%(l)
Portfolio turnover rate (z)^	34%		79%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10% for Class IB and 0.85% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ/PIMCO Global Real Return Portfolio

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,			February 8, 2013* to December 31, 2013
Class IB			2015		2014
Net asset value, beginning of period	$9.26		$9.67		$9.40	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04		0.04		0.06	—	#
Net realized and unrealized gain (loss) on investments, options written, futures and foreign currency transactions	0.69		(0.27)		0.68	(0.59)

Total from investment operations	0.73		(0.23)		0.74	(0.59)

Less distributions:
Dividends from net investment income	—		(0.13)		(0.47)	(0.01)
Distributions from net realized gains	—		(0.05)		—	—

Total dividends and distributions	—		(0.18)		(0.47)	(0.01)

Net asset value, end of period	$9.99		$9.26		$9.67	$9.40

Total return (b)	7.88%		(2.36)%		7.86%	(5.90)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$32,727		$25,420		$13,949	$3,804
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.31	%****	1.12	%***	1.05%**	1.00%
Before waivers and reimbursements (a)(f)	1.47	%****	1.36	%***	1.46%**	1.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.78%		0.42%		0.65%	—	%(l)‡‡
Before waivers and reimbursements (a)(f)	0.62%		0.18%		0.24%	(0.97	)%(l)
Portfolio turnover rate (z)^	47%		66%		92%	555%

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,			February 8, 2013* to December 31, 2013
Class K			2015		2014
Net asset value, beginning of period	$9.28		$9.67		$9.40	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05		0.05		0.10	0.05
Net realized and unrealized gain (loss) on investments, options written, futures and foreign currency transactions	0.70		(0.26)		0.66	(0.62)

Total from investment operations	0.75		(0.21)		0.76	(0.57)

Less distributions:
Dividends from net investment income	—		(0.13)		(0.49)	(0.03)
Distributions from net realized gains	—		(0.05)		—	—

Total dividends and distributions	—		(0.18)		(0.49)	(0.03)

Net asset value, end of period	$10.03		$9.28		$9.67	$9.40

Total return (b)	8.08%		(2.15)%		8.14%	(5.69)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$29,822		$28,098		$19,350	$15,546
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.06	%****	0.87	%***	0.80%**	0.75%
Before waivers and reimbursements (a)(f)	1.22	%****	1.11	%***	1.18%**	1.70%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.03%		0.48%		1.00%	0.59	%(l)
Before waivers and reimbursements (a)(f)	0.87%		0.23%		0.62%	(0.37	)%(l)
Portfolio turnover rate (z)^	47%		66%		92%	555%

EQ/PIMCO Global Real Return Portfolio (Continued)

*	Commencement of Operations.
**	Includes Interest Expense of 0.05%.
***	Includes Interest Expense of 0.12%.
****	Includes Interest Expense of 0.31%.
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

AXA/Horizon Small Cap Value Portfolio

Class IB	Six Months Ended June 30, 2016 (Unaudited)	May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$8.55	$10.00		$9.79		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	0.03		—	#	0.02
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.36	(1.10)		0.41		0.06

Total from investment operations	0.39	(1.07)		0.41		0.08

Less distributions:
Dividends from net investment income	—	—		—		—	#
Distributions from net realized gains	—	(0.36)		—		(0.27)
Return of capital	—	(0.02)		—		(0.02)

Total dividends and distributions	—	(0.38)		—		(0.29)

Net asset value, end of period	$8.94	$8.55		$10.20		$9.79

Total return (b)	4.56%	(10.63)%		4.19%		0.73%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$245	$166		$—		$25
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.20%	1.22%		1.25%		1.25%
Before waivers and reimbursements (a)(f)	1.25%	1.24%		1.25%		5.75%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.70%	0.41	%(l)	0.15	%(l)	0.30	%(l)
Before waivers and reimbursements (a)(f)	0.65%	0.39	%(l)	0.15	%(l)	(4.20	)%(l)
Portfolio turnover rate (z)^	18%	17%		17%		18%

Class K	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$8.54	$9.79	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.05	0.04
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.36	(0.90)	0.05

Total from investment operations	0.40	(0.85)	0.09

Less distributions:
Dividends from net investment income	—	(0.02)	(0.01)
Distributions from net realized gains	—	(0.36)	(0.27)
Return of capital	—	(0.02)	(0.02)

Total dividends and distributions	—	(0.40)	(0.30)

Net asset value, end of period	$8.94	$8.54	$9.79

Total return (b)	4.68%	(8.58)%	0.91%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$149,304	$149,286	$166,935
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.95%	0.98%	1.00%
Before waivers and reimbursements (a)(f)	1.00%	0.99%	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.90%	0.48%	0.55	%(l)
Before waivers and reimbursements (a)(f)	0.85%	0.48%	0.52	%(l)
Portfolio turnover rate (z)^	18%	17%	18%

AXA/Horizon Small Cap Value Portfolio (Continued)

*	Commencement of Operations.
**	Resumed operations.
‡	After the close of busines on April 13, 2015, operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

All Asset Aggressive-Alt 25 Portfolio

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,			August 29, 2012* to December 31, 2012
Class IB		2015	2014	2013
Net asset value, beginning of period	$11.10	$11.90	$11.91	$10.29	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.03)	0.08	0.18	0.27	0.11
Net realized and unrealized gain (loss) on investments	0.54	(0.60)	0.11	1.59	0.30

Total from investment operations	0.51	(0.52)	0.29	1.86	0.41

Less distributions:
Dividends from net investment income	—	(0.09)	(0.17)	(0.16)	(0.12)
Distributions from net realized gains	—	(0.19)	(0.13)	(0.08)	—	#

Total dividends and distributions	—	(0.28)	(0.30)	(0.24)	(0.12)

Net asset value, end of period	$11.61	$11.10	$11.90	$11.91	$10.29

Total return (b)	4.59%	(4.44)%	2.36%	18.08%	4.14%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$24,620	$22,461	$16,073	$4,911	$262
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%	0.65%	0.59%	0.35%	0.35%
Before waivers and reimbursements (a)(f)	1.15%	1.32%	2.20%	6.43%	36.02%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.47)%	0.65%	1.52%	2.32%	3.08	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.97)%	(0.02)%	(0.10)%	(3.76)%	(32.59	)%(l)
Portfolio turnover rate (z)^	11%	24%	34%	41%	3%

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,			August 29, 2012* to December 31, 2012
Class K		2015	2014	2013
Net asset value, beginning of period	$11.10	$11.89	$11.91	$10.29	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.01)	0.09	0.15	0.19	0.12
Net realized and unrealized gain (loss) on investments	0.53	(0.57)	0.16	1.70	0.30

Total from investment operations	0.52	(0.48)	0.31	1.89	0.42

Less distributions:
Dividends from net investment income	—	(0.12)	(0.20)	(0.19)	(0.13)
Distributions from net realized gains	—	(0.19)	(0.13)	(0.08)	—	#

Total dividends and distributions	—	(0.31)	(0.33)	(0.27)	(0.13)

Net asset value, end of period	$11.62	$11.10	$11.89	$11.91	$10.29

Total return (b)	4.68%	(4.11)%	2.53%	18.38%	4.23%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,687	$1,348	$1,527	$981	$261
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.40%	0.40%	0.32%	0.10%	0.10%
Before waivers and reimbursements (a)(f)	0.90%	1.07%	2.06%	7.74%	35.77%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.20)%	0.72%	1.27%	1.64%	3.33	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.70)%	0.05%	(0.47)%	(6.00)%	(32.35	)%(l)
Portfolio turnover rate (z)^	11%	24%	34%	41%	3%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

All Asset Aggressive-Alt 50 Portfolio

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,		October 28, 2013* to December 31, 2013
Class IB		2015	2014
Net asset value, beginning of period	$8.49	$9.58	$9.68	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.02)	0.06	0.15	0.11
Net realized and unrealized gain (loss) on investments	0.65	(0.71)	0.01 †	(0.16)

Total from investment operations	0.63	(0.65)	0.16	(0.05)

Less distributions:
Dividends from net investment income	—	(0.08)	(0.26)	(0.17)
Distributions from net realized gains	—	(0.36)	—	(0.10)

Total dividends and distributions	—	(0.44)	(0.26)	(0.27)

Net asset value, end of period	$9.12	$8.49	$9.58	$9.68

Total return (b)	7.42%	(6.87)%	1.69%	(0.47)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,642	$2,299	$2,323	$2,010
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%	0.65%	0.56%	0.35%
Before waivers and reimbursements (a)(f)	3.67%	4.56%	5.06%	4.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.38)%	0.67%	1.53%	6.41	%(l)
Before waivers and reimbursements (a)(f)(x)	(3.40)%	(3.24)%	(2.97)%	2.59	%(l)
Portfolio turnover rate (z)^	7%	15%	12%	1%

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,		October 28, 2013* to December 31, 2013
Class K		2015	2014
Net asset value, beginning of period	$8.49	$9.58	$9.68	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.01)	0.08	0.17	0.11
Net realized and unrealized gain (loss) on investments	0.65	(0.71)	0.02 †	(0.16)

Total from investment operations	0.64	(0.63)	0.19	(0.05)

Less distributions:
Dividends from net investment income	—	(0.10)	(0.29)	(0.17)
Distributions from net realized gains	—	(0.36)	—	(0.10)

Total dividends and distributions	—	(0.46)	(0.29)	(0.27)

Net asset value, end of period	$9.13	$8.49	$9.58	$9.68

Total return (b)	7.54%	(6.65)%	1.95%	(0.43)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,032	$1,895	$2,030	$1,992
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.40%	0.40%	0.30%	0.10%
Before waivers and reimbursements (a)(f)	3.41%	4.29%	4.71%	3.89%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.13)%	0.88%	1.68%	6.62	%(l)
Before waivers and reimbursements (a)(f)(x)	(3.14)%	(3.01)%	(2.73)%	2.84	%(l)
Portfolio turnover rate (z)^	7%	15%	12%	1%

*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

All Asset Aggressive-Alt 75 Portfolio

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,		October 28, 2013* to December 31, 2013
Class IB		2015	2014
Net asset value, beginning of period	$8.09	$9.30	$9.56	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.01)	0.07	0.19	0.11
Net realized and unrealized gain (loss) on investments	0.83	(0.92)	(0.15)	(0.28)

Total from investment operations	0.82	(0.85)	0.04	(0.17)

Less distributions:
Dividends from net investment income	—	(0.10)	(0.30)	(0.17)
Distributions from net realized gains	—	(0.26)	—	(0.06)
Return of capital	—	—	—	(0.04)

Total dividends and distributions	—	(0.36)	(0.30)	(0.27)

Net asset value, end of period	$8.91	$8.09	$9.30	$9.56

Total return (b)	10.14%	(9.24)%	0.38%	(1.66)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,775	$2,376	$2,432	$1,981
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%	0.65%	0.56%	0.35%
Before waivers and reimbursements (a)(f)	3.66%	4.52%	5.01%	4.20%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.32)%	0.80%	1.88%	6.50	%(l)
Before waivers and reimbursements (a)(f)(x)	(3.33)%	(3.07)%	(2.56)%	2.64	%(l)
Portfolio turnover rate (z)^	10%	13%	11%	1%

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,		October 28, 2013* to December 31, 2013
Class K		2015	2014
Net asset value, beginning of period	$8.09	$9.30	$9.56	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	— #	0.09	0.19	0.11
Net realized and unrealized gain (loss) on investments	0.84	(0.92)	(0.13)	(0.27)

Total from investment operations	0.84	(0.83)	0.06	(0.16)

Less distributions:
Dividends from net investment income	—	(0.12)	(0.32)	(0.18)
Distributions from net realized gains	—	(0.26)	—	(0.06)
Return of capital	—	—	—	(0.04)

Total dividends and distributions	—	(0.38)	(0.32)	(0.28)

Net asset value, end of period	$8.93	$8.09	$9.30	$9.56

Total return (b)	10.38%	(9.01)%	0.64%	(1.61)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$978	$1,801	$1,979	$1,967
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.40%	0.40%	0.30%	0.10%
Before waivers and reimbursements (a)(f)	3.40%	4.24%	4.61%	3.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.07)%	1.01%	1.95%	6.73	%(l)
Before waivers and reimbursements (a)(f)(x)	(3.07)%	(2.83)%	(2.36)%	2.88	%(l)
Portfolio turnover rate (z)^	10%	13%	11%	1%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

AXA/Pacific Global Small Cap Value Portfolio

Class IB	Six Months Ended June 30, 2016 (Unaudited)	May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$7.16	$8.84		$8.97		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.01		—	#	(0.01)
Net realized and unrealized gain (loss) on investments and futures	0.10	(1.55)		0.06		(0.79)

Total from investment operations	0.12	(1.54)		0.06		(0.80)

Less distributions:
Dividends from net investment income	—	(0.01)		—		—
Distributions from net realized gains	—	(0.13)		—		(0.23)
Return of capital	—	—	#	—		—

Total dividends and distributions	—	(0.14)		—		(0.23)

Net asset value, end of period	$7.28	$7.16		$9.03		$8.97

Total return (b)	1.68%	(17.39)%		0.67%		(7.98)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$271	$204		$—		$23
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.20%	1.22%		1.25%		1.25%
Before waivers and reimbursements (a)(f)	1.27%	1.26%		1.25%		5.96%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.57%	0.21	%(l)	(0.12	)%(l)	(0.13	)%(l)
Before waivers and reimbursements (a)(f)	0.50%	0.17	%(l)	(0.12	)%(l)	(4.84	)%(l)
Portfolio turnover rate (z)^	19%	26%		26%		18%

Class K	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$7.15	$8.97	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	0.02	0.01
Net realized and unrealized gain (loss) on investments and futures	0.10	(1.69)	(0.80)

Total from investment operations	0.13	(1.67)	(0.79)

Less distributions:
Dividends from net investment income	—	(0.02)	(0.01)
Distributions from net realized gains	—	(0.13)	(0.23)
Return of capital	—	— #	—

Total dividends and distributions	—	(0.15)	(0.24)

Net asset value, end of period	$7.28	$7.15	$8.97

Total return (b)	1.82%	(18.49)%	(7.84)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$130,299	$134,364	$159,905
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.95%	0.98%	1.00%
Before waivers and reimbursements (a)(f)	1.02%	1.00%	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.77%	0.24%	0.14	%(l)
Before waivers and reimbursements (a)(f)	0.70%	0.22%	0.11	%(l)
Portfolio turnover rate (z)^	19%	26%	18%

*	Commencement of Operations.
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

CharterSM Moderate Portfolio

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,		October 30, 2013* to December 31, 2013
Class B			2015	2014
Net asset value, beginning of period	$9.42		$9.93	$9.93	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	—	#	0.12	0.19	0.08
Net realized and unrealized gain (loss) on investments	0.31		(0.43)	(0.02)	—	#

Total from investment operations	0.31		(0.31)	0.17	0.08

Less distributions:
Dividends from net investment income	—		(0.13)	(0.16)	(0.12)
Distributions from net realized gains	—		(0.07)	(0.01)	(0.03)

Total dividends and distributions	—		(0.20)	(0.17)	(0.15)

Net asset value, end of period	$9.73		$9.42	$9.93	$9.93

Total return (b)	3.29%		(3.04)%	1.78%	0.84%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$21,856		$19,789	$17,731	$4,481
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.57	%(j)	0.63%	0.65%	0.65%
Before waivers and reimbursements (a)(f)	1.69%		1.81%	2.86%	3.78%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.09%		1.24%	1.87%	4.87	%(l)
Before waivers and reimbursements (a)(f)(x)	(1.03)%		0.06%	(0.35)%	1.74	%(l)
Portfolio turnover rate (z)^	7%		39%	13%	15%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.82%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

CharterSM Alternative 100 Moderate Portfolio

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,		October 30, 2013* to December 31, 2013
Class B			2015	2014
Net asset value, beginning of period	$8.36		$9.54	$9.73	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.01)		0.13	0.13	0.07
Net realized and unrealized gain (loss) on investments	0.76		(1.04)	(0.15)	(0.17)

Total from investment operations	0.75		(0.91)	(0.02)	(0.10)

Less distributions:
Dividends from net investment income	—		(0.13)	(0.17)	(0.14)
Distributions from net realized gains	—		(0.14)	—	(0.02)
Return of capital	—		—	—	(0.01)

Total dividends and distributions	—		(0.27)	(0.17)	(0.17)

Net asset value, end of period	$9.11		$8.36	$9.54	$9.73

Total return (b)	8.97%		(9.50)%	(0.16)%	(1.01)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,734		$12,781	$7,734	$4,269
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.68	%(j)	0.66%**	0.65%	0.65%
Before waivers and reimbursements (a)(f)	1.48%		2.36%	3.01%	3.82%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.20)%		1.40%	1.27%	4.13	%(l)
Before waivers and reimbursements (a)(f)(x)	(1.00)%		(0.31)%	(1.09)%	0.96	%(l)
Portfolio turnover rate (z)^	7%		30%	13%	7%

*	Commencement of Operations.
**	Includes Tax Expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(j)	Including indirect and direct expenses, the net expenses after waivers and reimbursements would be 0.96%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(ag)

On September 25, 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the CharterSM Alternative 100 Conservative Plus Portfolio and CharterSM Alternative 100 Growth Portfolio. Information prior to the period ended September 25, 2015 represents the results of operations of the CharterSM Alternative 100 Moderate Portfolio.

CharterSM Income Strategies Portfolio

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,		October 30, 2013* to December 31, 2013
Class B			2015	2014
Net asset value, beginning of period	$9.14		$9.87	$9.76	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.07		0.21	0.30	0.16
Net realized and unrealized gain (loss) on investments	0.45		(0.55)	0.15	(0.18)

Total from investment operations	0.52		(0.34)	0.45	(0.02)

Less distributions:
Dividends from net investment income	—		(0.24)	(0.30)	(0.19)
Distributions from net realized gains	—		(0.15)	(0.04)	(0.03)

Total dividends and distributions	—		(0.39)	(0.34)	(0.22)

Net asset value, end of period	$9.66		$9.14	$9.87	$9.76

Total return (b)	5.69%		(3.46)%	4.58%	(0.11)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,233		$5,087	$6,667	$4,017
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.57	%(j)	0.63%	0.65%	0.65%
Before waivers and reimbursements (a)(f)	3.01%		3.46%	3.94%	3.85%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.44%		2.16%	2.94%	9.54	%(l)
Before waivers and reimbursements (a)(f)(x)	(1.01)%		(0.67)%	(0.36)%	6.33	%(l)
Portfolio turnover rate (z)^	7%		25%	17%	11%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.77%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

CharterSM Interest Rate Strategies Portfolio

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,		October 30, 2013* to December 31, 2013
Class B			2015	2014
Net asset value, beginning of period	$9.10		$9.83	$9.84	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.03		0.14	0.24	0.09
Net realized and unrealized gain (loss) on investments	0.41		(0.60)	0.01 †	(0.10)

Total from investment operations	0.44		(0.46)	0.25	(0.01)

Less distributions:
Dividends from net investment income	—		(0.17)	(0.25)	(0.12)
Distributions from net realized gains	—		(0.10)	(0.01)	(0.03)

Total dividends and distributions	—		(0.27)	(0.26)	(0.15)

Net asset value, end of period	$9.54		$9.10	$9.83	$9.84

Total return (b)	4.84%		(4.55)%	2.51%	(0.01)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,112		$5,951	$8,590	$4,000
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.56	%(j)	0.63%	0.65%	0.65%
Before waivers and reimbursements (a)(f)	2.86%		2.60%	3.19%	3.86%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.63%		1.46%	2.37%	5.53	%(l)
Before waivers and reimbursements (a)(f)(x)	(1.67)%		(0.51)%	(0.17)%	2.33	%(l)
Portfolio turnover rate (z)^	5%		27%	26%	14%

*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.76%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

CharterSM International Moderate Portfolio

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,		October 30, 2013* to December 31, 2013
Class B			2015	2014
Net asset value, beginning of period	$8.85		$9.46	$9.77	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.04		0.18	0.26	0.09
Net realized and unrealized gain (loss) on investments	0.45		(0.66)	(0.29)	(0.17)

Total from investment operations	0.49		(0.48)	(0.03)	(0.08)

Less distributions:
Dividends from net investment income	—		(0.10)	(0.28)	(0.11)
Distributions from net realized gains	—		(0.03)	—	(0.01)
Return of capital	—		—	—	(0.03)

Total dividends and distributions	—		(0.13)	(0.28)	(0.15)

Net asset value, end of period	$9.34		$8.85	$9.46	$9.77

Total return (b)	5.54%		(5.07)%	(0.29)%	(0.81)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,395		$13,516	$4,770	$3,971
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.58	%(j)	0.60%	0.65%	0.65%
Before waivers and reimbursements (a)(f)	1.50%		2.89%	4.19%	3.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.97%		1.91%	2.59%	5.14	%(l)
Before waivers and reimbursements (a)(f)(x)	0.05%		(0.37)%	(0.95)%	1.91	%(l)
Portfolio turnover rate (z)^	3%		13%	12%	13%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.79%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(ag)

On September 25, 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the CharterSM International Conservative Portfolio and CharterSM International Growth Portfolio. Information prior to the period ended September 25, 2015 represents the results of operations of the CharterSM International Moderate Portfolio.

CharterSM Real Assets Portfolio

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,		October 30, 2013* to December 31, 2013
Class B			2015	2014
Net asset value, beginning of period	$8.22		$9.36	$9.60	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	—	#	0.06	0.23	0.06
Net realized and unrealized gain (loss) on investments	0.99		(1.12)	(0.22)	(0.35)

Total from investment operations	0.99		(1.06)	0.01	(0.29)

Less distributions:
Dividends from net investment income	—		(0.08)	(0.25)	(0.07)
Return of capital	—		—	—	(0.04)

Total dividends and distributions	—		(0.08)	(0.25)	(0.11)

Net asset value, end of period	$9.21		$8.22	$9.36	$9.60

Total return (b)	12.04%		(11.34)%	0.09%	(2.88)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,263		$4,107	$4,758	$3,886
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.68	%(j)	0.65%	0.65%	0.65%
Before waivers and reimbursements (a)(f)	2.61%		3.22%	3.87%	3.92%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.04)%		0.70%	2.31%	3.44	%(l)
Before waivers and reimbursements (a)(f)(x)	(1.97)%		(1.88)%	(0.90)%	0.17	%(l)
Portfolio turnover rate (z)^	9%		21%	14%	15%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.91% for Class B.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

VOTING INFORMATION

The following information applies to the Reorganization of the Acquired Portfolio for which you are entitled to vote.

Voting Rights

Shareholders with amounts invested in shares of an Acquired Portfolio at the close of business on December 31, 2016 (the “Record Date”) will be entitled to be present and vote for the applicable Acquired Portfolio at the Meeting with respect to their shares as of the Record Date.

Each whole share of an Acquired Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table below shows the number of outstanding shares of each Acquired Portfolio as of the Record Date that are entitled to vote at the Meeting. AXA Equitable owned of record more than 95% of those shares.

Acquired Portfolio	Total Number	Number of Class IB	Number of Class B	Number of Class K
All Asset Aggressive-Alt 25 Portfolio			N/A
All Asset Aggressive-Alt 50 Portfolio			N/A
All Asset Aggressive-Alt 75 Portfolio			N/A
CharterSM Alternative 100 Moderate Portfolio		N/A		N/A
CharterSM Income Strategies Portfolio		N/A		N/A
CharterSM Interest Rate Strategies Portfolio		N/A		N/A
CharterSM International Moderate Portfolio		N/A		N/A
CharterSM Real Assets Portfolio		N/A		N/A
AXA/Pacific Global Small Cap Value Portfolio			N/A

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If a shareholder executes a proxy but gives no voting instructions, that shareholder’s shares that are represented by that proxy will be voted “FOR” the respective Proposal and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Trust. To be effective, such revocation must be received by the respective Trust prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

Contractholders with amounts allocated to an Acquired Portfolio on its respective Record Date will be entitled to be present and provide voting instructions for the Portfolio at the Meeting with respect to shares held indirectly as of the Record Date, to the extent required by applicable law. Voting instructions may be solicited, and such instructions may be provided, in the same manner as proxies as described herein. AXA Equitable will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in an Acquired Portfolio for which AXA Equitable receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” the respective Proposal, and AXA Equitable may vote in its discretion with respect to other matters not now known that may be presented at the Meeting. AXA Equitable will vote in its discretion on any proposal to adjourn or postpone the Meeting. Shares in each investment division of a Separate Account for which AXA Equitable receives no timely voting instructions from Contractholders, or which are attributable to amounts retained by AXA Equitable as surplus or seed money, will be voted by AXA Equitable “FOR” or “AGAINST” approval of the respective Proposal, or as an abstention, in the same proportion as the shares for which Contractholders have provided voting instructions to AXA Equitable. As a result of such proportional voting by AXA Equitable, it is possible that a small number of Contractholders could determine whether a Proposal is approved.

Voting instructions executed by a Contractholder may be revoked at any time prior to AXA Equitable voting the shares represented thereby by the Contractholder providing AXA Equitable with a properly executed written revocation of such voting instructions, or by the Contractholder providing AXA Equitable with proper later-dated voting instructions by voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by a voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by AXA Equitable may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by AXA Equitable representative attending the Meeting and voting in person.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

Required Shareholder Vote

Approval of the Reorganization Plan with respect to a Reorganization involving an Acquired Portfolio will require the affirmative vote of (1) 67% or more of the voting securities of the Acquired Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (2) more than 50% of its outstanding voting securities, whichever is less. “Voting securities” refers to the shares of an Acquired Portfolio.

The presence, in person or by proxy, of at least one-third of the shares of an Acquired Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business, with respect to that Acquired Portfolio, at the Meeting.

Abstentions and broker non-votes (i.e., shares held by brokers who do not have discretionary authority to vote on a particular matter and for which the brokers have not received voting instructions from their customers) are counted as shares present at the Meeting in determining whether a quorum is present but do not count as votes cast for or against a Proposal. Therefore, abstentions and broker non-votes will have the same effect as a vote “against” a Proposal because each Proposal requires the affirmative vote of a specified majority of the applicable Acquired Portfolio’s outstanding voting securities.

To each Trust’s knowledge, as of the Record Date, the officers and Trustees owned, as a group, less than 1% of the shares of each Acquired Portfolio.

AXA Equitable may be deemed to be a control person of EQ Trust or VIP Trust by virtue of its direct or indirect ownership of more than 95% of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of an Acquired Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote. As of the Record Date, except as set forth in Appendix C, to each Trust’s knowledge, (1) no person, other than AXA Equitable, owned beneficially or of record more than 5% of the outstanding Class IB, Class B, or Class K shares, as applicable, of each Acquired Portfolio, and (2) no Contractholder owned Contracts entitling such Contractholder to provide voting instructions regarding more than 5% of the outstanding Class IB, Class B, or Class K shares, as applicable, of each Acquired Portfolio.

Solicitation of Proxies and Voting Instructions

Solicitation of proxies and voting instructions is being made by each Trust primarily by the mailing of this Notice and Combined Proxy Statement/Prospectus with its enclosures on or about December 31, 2016. The principal solicitation will be by mail, but proxies and voting instructions also may be solicited by telephone, fax, personal interview by directors, officers, employees or agents of FMG LLC or its affiliates or each Trust or its affiliates, without additional compensation, through the Internet, or other permissible means. Shareholders can vote proxies: (1) by Internet at our website at [http://www.proxypush.com/AXACP]; (2) by telephone at [1-866-221-8325]; or (3) by mail, with the enclosed proxy card. Contractholders can provide voting instructions: (1) by Internet at our website at [http://www.proxypush.com/AXACP]; (2) by telephone at [1-866-221-8325]; or (3) by mail, with the enclosed voting instruction card. In lieu of executing a proxy card or voting instruction card, you may attend the Meeting in person. [The cost of the Meeting, including the cost of solicitation of proxies and the expenses associated with reimbursing brokers or nominees for their reasonable expenses in forwarding solicitation material to beneficial owners, will be borne by each class of each Acquired Portfolio. However, the Manager has voluntarily agreed to pay expenses relating to the Reorganizations that exceed a class’ expense cap. The costs will be allocated among the Acquired Portfolios based upon the relative total net assets of each Acquired Portfolio. The costs will be allocated on a pro rata basis to each class of an Acquired Portfolio based on the net assets of each class relative to the total net assets of the Acquired Portfolio.]

Adjournment or Postponement

If a quorum is not established at the Meeting or if sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement of the Meeting will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in their discretion on any such adjournment or postponement. A shareholder vote may be taken on one or more of the items in this Combined Proxy Statement/Prospectus prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and any adjourned session will be borne as described above.

Submission of Certain Shareholder Proposals

Each Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by each Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting.

Other Matters

Each Trust does not know of any matters to be presented at the Meeting other than those described in this Combined Proxy Statement/Prospectus. If other business properly comes before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

* * * * *

Copies of EQ Trust’s and VIP Trust’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to Contractholders. Contractholders may request additional copies of each Trust’s annual or semi-annual reports, free of charge, by writing to the respective Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-877-522-5035.

We need your vote. It is important that you execute and return all of your proxy or voting instruction cards promptly.

APPENDIX A.1

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [            ], 2017, between EQ ADVISORS TRUST, a Delaware statutory trust (“EQAT”), on behalf of All Asset Aggressive — Alt 50 Portfolio and All Asset Aggressive — Alt 75 Portfolio, each a segregated portfolio of assets (“series”) thereof (each, a “Target”), and All Asset Growth — Alt 20 Portfolio, EQ/PIMCO Global Real Return Portfolio, and AXA/DoubleLine Opportunities Core Plus Bond Portfolio, each also a series thereof (each, an “Acquiring Portfolio”), and AXA PREMIER VIP TRUST, also a Delaware statutory trust (“VIP”), on behalf of CharterSM Real Assets Portfolio, CharterSM Income Strategies Portfolio, and CharterSM Interest Rate Strategies Portfolio, each a series thereof (each, also a “Target”). (Each Target and Acquiring Portfolio is sometimes referred to herein as a “Portfolio,” each of EQAT and VIP is sometimes referred to herein as an “Investment Company,” and the Investment Company of which a Target is a series is sometimes referred to herein as a “Target Investment Company.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Portfolio, and of and by each Investment Company, as applicable, on its behalf, contained herein shall be deemed to be the Obligations of that Portfolio only, (2) all rights and benefits created hereunder in favor of a Portfolio shall inure to and be enforceable by the Investment Company of which that Portfolio is a series on that Portfolio’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Portfolio or Investment Company of its Obligations set forth herein.

Each Investment Company currently sells voting shares of beneficial interest in its Portfolios, $0.001 par value per share (“shares”), to (1) separate accounts of AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company (in the case of EQAT), or other affiliated or unaffiliated insurance companies (“Separate Accounts”) in connection with certain variable annuity certificates and contracts and variable life insurance policies (collectively, “Contracts”) issued thereby and (2) The AXA Equitable 401(k) Plan. Shares in each Portfolio also may be sold to (3) other tax-qualified retirement plans and (4) other investors eligible under applicable regulations under the Internal Revenue Code of 1986, as amended (“Code”) (“Regulations”). Class K shares of EQAT and certain series of VIP not involved in the transactions contemplated hereby are sold only to other series thereof and certain group annuity and retirement plans. The Portfolios are underlying investment options for the Separate Accounts to fund Contracts. Under applicable law, the assets of all the Separate Accounts (i.e., the shares in the Portfolios) are the property of AXA Equitable, which is the owner of record of those shares, and are held for the benefit of the Contract holders.

The Investment Companies wish to effect five separate reorganizations, each consisting of (1) the transfer of all of a Target’s assets to the Acquiring Portfolio listed on Schedule A to this Agreement (“Schedule A”) opposite its name (“corresponding Acquiring Portfolio”) in exchange for shares in that Acquiring Portfolio and that Acquiring Portfolio’s assumption of all of that Target’s liabilities, (2) the distribution of those shares pro rata to that Target’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) that Target’s termination as a series of the relevant Target Investment Company, all on the terms and conditions set forth herein (all the foregoing transactions involving each Target and its corresponding Acquiring Portfolio being referred to herein collectively as a “Reorganization”). The consummation of one Reorganization is not contingent on the consummation of any other Reorganization. (For convenience, the balance hereof — except the paragraph below describing the Portfolios’ share classes, paragraphs that mention a “VIP Reorganization” or an “EQAT Reorganization” or both, and paragraphs 1.3 and 7.2 — refers only to a single Reorganization, one Target, and one Acquiring Portfolio, but the terms and conditions hereof shall apply separately to each Reorganization and the Portfolios participating therein.)

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of either Investment Company, (1) has duly approved this Agreement and the transactions contemplated hereby and has duly authorized its performance hereof on its Portfolio’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of its Portfolio and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Each Target that is a series of VIP offers a single class of shares, designated Class B (“Class B Target Shares”); and each Target that is a series of EQAT offers three classes of shares, designated Class IA, Class IB, and Class K shares (“Class IA Target Shares,” “Class IB Target Shares,” and “Class K Target Shares,” respectively, and, together with Class B Target Shares, “Target Shares”). Each Acquiring Portfolio also offers three classes of shares, designated Class IA, Class IB, and Class K shares (“Class IA Acquiring Portfolio Shares,” “Class IB Acquiring Portfolio Shares,” and “Class K Acquiring Portfolio Shares,” respectively, and collectively, “Acquiring Portfolio Shares”). The Portfolios’ similarly designated classes of shares have identical characteristics, rights, and preferences.

In consideration of the mutual promises contained herein, the parties agree as follows:

1.    PLAN OF REORGANIZATION AND TERMINATION

1.1.    Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Portfolio. In exchange therefor, Acquiring Portfolio shall —

(a)    issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place)

(1)    in the case of each Reorganization involving a Target that is a series of EQAT (i.e., the Reorganizations involving the Portfolios listed on the first two lines of Schedule A) (each, an “EQAT Reorganization”), (i) Class IA Acquiring Portfolio Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Class IA Target Shares by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of a Class IA Acquiring Portfolio Share, (ii) Class IB Acquiring Portfolio Shares determined by dividing the Target Value attributable to the Class IB Target Shares by the NAV of a Class IB Acquiring Portfolio Share, and (iii) Class K Acquiring Portfolio Shares determined by dividing the Target Value attributable to the Class K Target Shares by the NAV of a Class K Acquiring Portfolio Share, and

(2)    in the case of each Reorganization involving a Target that is a series of VIP (i.e., the Reorganizations involving the Portfolios listed on the last three lines of Schedule A) (each, a “VIP Reorganization”), Class IB Acquiring Portfolio Shares determined by dividing the Target Value by the NAV of a Class IB Acquiring Portfolio Share, and

(b)    assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2.    The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records — Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Target’s books at that time; and Target has no unamortized or unpaid organizational fees or expenses that, in the case of each VIP Reorganization, have not previously been disclosed in writing to EQAT.

1.3.    The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to herein, except expenses borne by another Target pursuant to paragraph 7.2. Notwithstanding the foregoing, Target shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4.    If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)) (all “section” references are to the Code, unless otherwise noted), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time (including any such gain realized and recognized pursuant to the transactions comprising the Reorganization), then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain — and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively — for all federal income and excise tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under sections 852 or 4982 for the current and any prior tax periods.

1.5.    At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to the Separate Accounts for which AXA Equitable holds Target Shares of record at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then so held and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by EQAT’s transfer agent’s opening accounts on Acquiring Portfolio’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Portfolio Shares to those newly opened and existing accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Portfolio Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class B Target Shares shall be credited with the respective pro rata number of full and fractional Class IB Acquiring Portfolio Shares due that Shareholder, the account for each Shareholder that holds Class IA Target Shares shall be credited with the respective pro rata number of full and fractional Class IA Acquiring Portfolio Shares due that Shareholder, the account for each Shareholder that holds Class IB Target Shares shall be credited with the respective pro rata number of full and fractional Class IB Acquiring Portfolio Shares due that Shareholder, and the account for each Shareholder that holds Class K Target Shares shall be credited with the respective pro rata number of full and fractional Class K Acquiring Portfolio Shares due that Shareholder). The aggregate NAV of Acquiring Portfolio Shares of each class to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares of the corresponding class that Shareholder holds at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. EQAT shall not issue certificates representing the Acquiring Portfolio Shares issued in connection with the Reorganization.

1.6.    Any transfer taxes payable on issuance and transfer of Acquiring Portfolio Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7.    After the Effective Time, Target shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.5 — as provided there, on making that distribution Target’s liquidation shall be complete for federal tax purposes — (a) Target shall be terminated as a series of the Target Investment Company and (b) the Target Investment Company shall make all filings and take all other actions in connection therewith necessary and proper to effect that termination.

1.8.    Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated. In furtherance of the foregoing, after the Effective Time, except as otherwise agreed to by the Investment Companies, the Target Investment Company shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns to be duly filed with the appropriate taxing authorities.

2.    VALUATION

2.1.    For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Target Investment Company’s then-current prospectus and statement of additional information (“Pro/SAI”) including Target and valuation procedures established by its Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2.    For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Portfolio Shares shall be computed at the Valuation Time, using the Valuation Procedures.

2.3.    All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by AXA Equitable Funds Management Group, LLC (“FMG LLC”), in its capacity as each Investment Company’s administrator, or (b) in the case of securities subject to fair valuation, in accordance with the respective Valuation Procedures.

3.    CLOSING AND EFFECTIVE TIME

3.1.    Unless the Investment Companies agree otherwise (or in the case of an EQAT Reorganization EQAT determines otherwise), all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on May 19, 2017, or a later date as to which they agree (or EQAT determines) (“Effective Time”). If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Portfolio (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted, so that, in either Board’s (or, in the case of an EQAT Reorganization, EQAT’s Board’s) judgment, accurate appraisal of the value of either Portfolio’s net assets and/or the NAV per share of any class of Acquiring Portfolio Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at the Investment Companies’ offices or at another place as to which they agree.

3.2.    The Investment Companies shall direct the custodian of the Portfolios’ assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Portfolio at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3.    The Target Investment Company shall direct its transfer agent to deliver to EQAT at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional shares in each outstanding class of Target Shares each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time.

3.4.    EQAT shall direct its transfer agent to deliver to the Target Investment Company, (a) at the Closing, a confirmation, or other evidence satisfactory to the Target Investment Company, that the Acquiring Portfolio Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Portfolio’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).

3.5.    Each Investment Company in a VIP Reorganization shall deliver to the other at the Closing (a) a Certificate in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby and (b) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests.

4.    REPRESENTATIONS AND WARRANTIES

4.1.    The Target Investment Company, on Target’s behalf, represents and warrants to EQAT, on Acquiring Portfolio’s behalf, as follows (or, in the case of an EQAT Reorganization, EQAT’s obligation to implement this Agreement on Acquiring Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time):

4.1.1.    The Target Investment Company (a) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (a “Delaware Statutory Trust”), and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.1.2.    Target is a duly established and designated series thereof;

4.1.3.    The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of the Target Investment Company’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of the Target Investment Company, with respect to Target, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

4.1.4.    At the Effective Time, the Target Investment Company, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, EQAT, on Acquiring Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

4.1.5.    The Target Investment Company, with respect to Target, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, VIP’s Agreement and Declaration of Trust (“VIP Declaration”) (in the case of a VIP Reorganization) or EQAT’s Amended and Restated Declaration of Trust, as amended (“EQAT Declaration”) (in the case of an EQAT Reorganization) (each, a “Declaration”) or Bylaws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Target Investment Company, with respect to Target or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Target Investment Company, with respect to Target or on its behalf, is a party or by which it is bound;

4.1.6.    At or before the Effective Time, either (a) all material contracts and other commitments of or applicable to Target (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (b) provision for discharge, and/or Acquiring Portfolio’s assumption, of any liabilities of Target thereunder will be made, without either Portfolio’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Target Investment Company, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

4.1.7.    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Target Investment Company’s knowledge, threatened against the Target Investment Company, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Target Investment Company, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Target Investment Company’s ability to consummate the transactions contemplated hereby;

4.1.8.    Target’s Statement of Assets and Liabilities, Portfolio of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2016, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PwC”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements (copies of which VIP, in the case of a VIP Reorganization, has furnished to EQAT) present fairly, in all material respects, Target’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Target Investment Company’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.1.9.    Since December 31, 2016, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target’s liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;

4.1.10.    All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Target Investment Company’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.1.11.    Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.12.    All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Target Investment Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding

Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

4.1.13.    On the effective date of the Registration Statement (as defined in paragraph 4.3.1), at the time of the Shareholders Meeting (as defined in paragraph 5.2), and at the Effective Time, the Target Investment Company’s Pro/SAI including Target will (a) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.14.    The information to be furnished by the Target Investment Company for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.15.    The Acquiring Portfolio Shares to be delivered to Target hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and

4.1.16.    The Declaration permits the Target Investment Company to vary its shareholders’ investment; the Target Investment Company does not have a fixed pool of assets -- each series thereof (including Target) is a managed portfolio of securities, and FMG LLC and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.2.    EQAT, on Acquiring Portfolio’s behalf, represents and warrants to the Target Investment Company, on Target’s behalf, as follows (or, in the case of an EQAT Reorganization, EQAT’s obligation to implement this Agreement on Target’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time):

4.2.1.    EQAT (a) is a Delaware Statutory Trust, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.2.2.    Acquiring Portfolio is a duly established and designated series of EQAT;

4.2.3.    The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of EQAT’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of EQAT, with respect to Acquiring Portfolio, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and general principles of equity;

4.2.4.    No consideration other than Acquiring Portfolio Shares (and Acquiring Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

4.2.5.    EQAT, with respect to Acquiring Portfolio, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, the EQAT Declaration or EQAT’s Bylaws, or any Undertaking to which EQAT, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which EQAT, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound;

4.2.6.    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to EQAT’s knowledge, threatened against EQAT, with respect to Acquiring Portfolio or any of its properties or assets attributable or allocable to Acquiring Portfolio, that, if adversely determined, would materially and adversely affect Acquiring Portfolio’s financial condition or the conduct of its business; and EQAT, on Acquiring Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Portfolio’s business or EQAT’s ability to consummate the transactions contemplated hereby;

4.2.7.    Acquiring Portfolio’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2016, have been audited by PwC and are in accordance with GAAP; those Statements (copies of which, in the case of a VIP Reorganization, EQAT has furnished to VIP) present fairly, in all material respects, Acquiring Portfolio’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to EQAT’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.2.8.    Since December 31, 2016, there has not been any material adverse change in Acquiring Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Portfolio of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Acquiring Portfolio’s NAV due to declines in market values of securities Acquiring Portfolio holds, the discharge of Acquiring Portfolio’s liabilities, or the redemption of Acquiring Portfolio Shares by its shareholders will not constitute a material adverse change;

4.2.9.    All Returns of Acquiring Portfolio required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of EQAT’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Portfolio (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.2.10.    Acquiring Portfolio is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Portfolio is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Portfolio has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Portfolio has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Portfolio will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.2.11.    All issued and outstanding Acquiring Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by EQAT and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor are there outstanding any securities convertible into any Acquiring Portfolio Shares; and the Acquiring Portfolio Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (a) will have been duly authorized by EQAT and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Portfolio Shares, fully paid and non-assessable by EQAT;

4.2.12.    On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, (a) EQAT’s Pro/SAI including Acquiring Portfolio will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) that Pro/SAI and the prospectus included in the Registration Statement will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing will not apply to statements in or omissions from that prospectus made in reliance on and in conformity with information furnished by the Target Investment Company for use therein;

4.2.13.    The information to be furnished by EQAT for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

4.2.14.    The EQAT Declaration permits EQAT to vary its shareholders’ investment; EQAT does not have a fixed pool of assets — each series thereof (including Acquiring Portfolio) is a managed portfolio of securities, and FMG LLC and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.3.    Each Investment Company, on its Portfolio’s behalf, represents and warrants to the other Investment Company, on its Portfolio’s behalf, as follows (or, in the case of an EQAT Reorganization, EQAT’s obligation to implement this Agreement on each Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time):

4.3.1.    No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for its execution, delivery, and performance hereof on its Portfolio’s behalf, except for (a) EQAT’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Portfolio Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and a post-effective amendment to EQAT’s registration statement on Form N-1A and (b) consents, filings, and orders that have been made or received or may be required after the Effective Time;

4.3.2.    The fair market value of the Acquiring Portfolio Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor; and

4.3.3.    There will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and Acquiring Portfolio will not pay cash in lieu of fractional Acquiring Portfolio Shares in connection with the Reorganization.

5.    COVENANTS(1)

5.1.    Each Investment Company covenants to operate its Portfolio’s business in the ordinary course between the date hereof and the Closing, it being understood that:

(a)    such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Portfolio’s normal business activities; and

(b)    each Portfolio will retain exclusive control of the composition of its portfolio until the Closing.

5.2.    The Target Investment Company covenants to call and hold a meeting of Target’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

(1)	This paragraph 5 shall not apply in the case of an EQAT Reorganization.

5.3.    The Target Investment Company covenants that it will assist EQAT in obtaining information EQAT reasonably requests concerning the beneficial ownership of Target Shares.

5.4.    The Target Investment Company covenants that it will turn over its books and records regarding Target (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to EQAT at the Closing.

5.5.    Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.6.    Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) EQAT, on Acquiring Portfolio’s behalf, title to and possession of all the Assets, and (b) the Target Investment Company, on Target’s behalf, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.7.    EQAT covenants to use all reasonable efforts to obtain the consents required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to continue Acquiring Portfolio’s operations after the Effective Time.

5.8.    The Target Investment Company covenants to distribute all the Acquiring Portfolio Shares it receives in the Reorganization to the Shareholders in complete liquidation of Target.

5.9.    Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.    CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) the other Investment Company’s performance of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time (except that clauses (a) and (b) shall not apply in the case of an EQAT Reorganization), and (c) the following further conditions that, at or before that time:

6.1.    This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Target’s shareholders at the Shareholders Meeting (including any adjournments or postponements thereof);

6.2.    All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties, provided that either Investment Company may for itself waive any of those conditions;

6.3.    At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.4.    EQAT, on Acquiring Portfolio’s behalf, shall have executed and delivered at or before the Closing a Certificate confirming that EQAT, on Acquiring Portfolio’s behalf, assumes all of the Liabilities; and

6.5.    At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Portfolio’s shareholders’ interests.

7.    BROKERAGE FEES AND EXPENSES

7.1.    Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2.    The expenses of the Reorganizations shall be borne by all the Targets in proportion to their respective numbers of Contract holder accounts at the Effective Time, except that (a) no Target shall bear any brokerage or similar expenses incurred by or for the benefit of another Portfolio in connection with the Reorganization, which shall be borne by the Portfolio that directly incurs them, and (b) expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in that Portfolio’s disqualification as a RIC.

8.    ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.    TERMINATION OF AGREEMENT

This Agreement may be terminated at any time at or before the Closing:

9.1.    By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2017, or another date to which the Investment Companies agree; or

9.2.    By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or (d) or 9.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

10.    AMENDMENTS

In the case of a VIP Reorganization, the Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, and in the case of an EQAT Reorganization, EQAT’s Board may do so (solely with respect to that EQAT Reorganization), notwithstanding Target’s shareholders’ approval hereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

11.    MISCELLANEOUS

11.1.    This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2.    Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company, on its Portfolio’s behalf, and their respective successors and assigns any rights or remedies under or by reason hereof.

11.3    Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Portfolio but are only binding on and enforceable against its property attributable to and held for the benefit of its Portfolio (“Portfolio’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims hereunder on its or its Portfolio’s behalf, shall look only to the other Portfolio’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4    Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.5.    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

EQ ADVISORS TRUST, on behalf of its series listed on Schedule A

By:
Name:	Steven M. Joenk
Title:	President and Chief Executive Officer

AXA PREMIER VIP TRUST, on behalf of its series listed on Schedule A

By:
Name:	Brian E. Walsh
Title:	Chief Financial Officer

SCHEDULE A

TARGETS	ACQUIRING PORTFOLIOS (All Series of EQAT)
(Series of EQAT)

All Asset Aggressive — Alt 50 Portfolio	All Asset Growth — Alt 20 Portfolio

All Asset Aggressive — Alt 75 Portfolio	All Asset Growth — Alt 20 Portfolio

(Series of VIP)

CharterSM Real Assets Portfolio	EQ/PIMCO Global Real Return Portfolio

CharterSM Income Strategies Portfolio	AXA/DoubleLine Opportunities Core Plus Bond Portfolio

CharterSM Interest Rate Strategies Portfolio	AXA/DoubleLine Opportunities Core Plus Bond Portfolio

APPENDIX A.2

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [            ], 2017, between EQ ADVISORS TRUST, a Delaware statutory trust (“EQAT”), on behalf of All Asset Aggressive - Alt 25 Portfolio, a segregated portfolio of assets (“series”) thereof (“EQAT Target”), and All Asset Growth -Alt 20 Portfolio, also a series thereof (“Acquiring Portfolio”), and AXA PREMIER VIP TRUST, also a Delaware statutory trust (“VIP”), on behalf of CharterSM Alternative 100 Moderate Portfolio, a series thereof (“VIP Target”). (Each of EQAT Target and VIP Target is sometimes referred to herein as a “Target,” each of the Targets and Acquiring Portfolio is sometimes referred to herein as a “Portfolio,” each of EQAT and VIP is sometimes referred to herein as an “Investment Company,” and the Investment Company of which a Target is a series is sometimes referred to herein as a “Target Investment Company.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Portfolio, and of and by each Investment Company, as applicable, on its behalf, contained herein shall be deemed to be the Obligations of that Portfolio only, (2) all rights and benefits created hereunder in favor of a Portfolio shall inure to and be enforceable by the Investment Company of which that Portfolio is a series on that Portfolio’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Portfolio or Investment Company of its Obligations set forth herein.

Each Investment Company currently sells voting shares of beneficial interest in its Portfolios, $0.001 par value per share (“shares”), to (1) separate accounts of AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company (in the case of EQAT), or other affiliated or unaffiliated insurance companies in connection with certain variable annuity certificates and contracts and variable life insurance policies (collectively, “Contracts”) issued thereby and (2) The AXA Equitable 401(k) Plan. Shares in each Portfolio also may be sold to (3) other tax-qualified retirement plans and (4) other investors eligible under applicable Regulations (as defined below). Class K shares of EQAT and certain series of VIP not involved in the transactions contemplated hereby are sold only to other series thereof and certain group annuity and retirement plans. The Portfolios are underlying investment options for those separate accounts to fund Contracts. Under applicable law, the assets of all those separate accounts (i.e., the shares in the Portfolios) are the property of AXA Equitable, which is the owner of record of those shares, and are held for the benefit of the Contract holders.

The Investment Companies wish to effect two separate reorganizations, each described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” (within the meaning of the regulations under the Code (“Regulations”)). Each reorganization will consist of (1) the transfer of all of a Target’s assets to Acquiring Portfolio in exchange solely for shares in Acquiring Portfolio and Acquiring Portfolio’s assumption of all of that Target’s liabilities, (2) the distribution of those shares pro rata to that Target’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) that Target’s termination as a series of the relevant Target Investment Company, all on the terms and conditions set forth herein (all the foregoing transactions involving each Target and Acquiring Portfolio being referred to herein collectively as a “Reorganization”). The consummation of one Reorganization is not contingent on the consummation of the other Reorganization. (For convenience, the balance hereof — except the paragraph below describing the Portfolios’ share classes, paragraphs that mention a “VIP Reorganization” or an “EQAT Reorganization” or both, and paragraphs 1.3, 4.3.10, and 7.2 — refers only to a single Reorganization and one Target, but the terms and conditions hereof shall apply separately to each Reorganization and the Portfolios participating therein.)

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of either Investment Company, (1) has duly approved this Agreement and the transactions contemplated hereby and has duly authorized its performance hereof on its Portfolio’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of its Portfolio and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

VIP Target offers a single class of shares, designated Class B (“Class B Target Shares”); and EQAT Target offers three classes of shares, designated Class IA, Class IB, and Class K shares (“Class IA Target Shares,” “Class IB Target Shares,” and “Class K Target Shares,” respectively, and, together with Class B Target Shares, “Target Shares”). Acquiring Portfolio also offers three classes of shares, designated Class IA, Class IB, and Class K shares (“Class IA Acquiring Portfolio Shares,” “Class IB Acquiring Portfolio Shares,” and “Class K Acquiring Portfolio Shares,” respectively, and collectively, “Acquiring Portfolio Shares”). The Portfolios’ similarly designated classes of shares have identical characteristics, rights, and preferences.

In consideration of the mutual promises contained herein, the parties agree as follows:

1.    PLAN OF REORGANIZATION AND TERMINATION

1.1.    Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Portfolio. In exchange therefor, Acquiring Portfolio shall —

(a)    issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place)

(1)    in the case of the Reorganization involving EQAT Target (“EQAT Reorganization”), (i) Class IA Acquiring Portfolio Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Class IA Target Shares by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of a Class IA Acquiring Portfolio Share, (ii) Class IB Acquiring Portfolio Shares determined by dividing the Target Value attributable to the Class IB Target Shares by the NAV of a Class IB Acquiring Portfolio Share, and (iii) Class K Acquiring Portfolio Shares determined by dividing the Target Value attributable to the Class K Target Shares by the NAV of a Class K Acquiring Portfolio Share, and

(2)    in the case of the Reorganization involving VIP Target (“VIP Reorganization”), Class IB Acquiring Portfolio Shares determined by dividing the Target Value by the NAV of a Class IB Acquiring Portfolio Share, and

(b)    assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2.    The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records — Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Target’s books at that time; and Target has no unamortized or unpaid organizational fees or expenses that, in the case of the VIP Reorganization, have not previously been disclosed in writing to EQAT.

1.3.    The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to herein, except Reorganization Expenses (as defined in paragraph 4.3.10) borne by the other Target pursuant to paragraph 7.2. Notwithstanding the foregoing, Target shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4.    If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time (including any such gain realized and recognized pursuant to the transactions comprising the Reorganization), then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain — and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively — for all federal income and excise tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under sections 852 or 4982 for the current and any prior tax periods.

1.5.    At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to the separate accounts for which AXA Equitable holds Target Shares of record at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then so held and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by EQAT’s transfer agent’s opening accounts on Acquiring Portfolio’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Portfolio Shares to those newly opened and existing accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Portfolio Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class B Target Shares shall be credited with the respective pro rata number of full and fractional Class IB Acquiring Portfolio Shares due that Shareholder, the account for each Shareholder that holds Class IA Target Shares shall be credited with the respective pro rata number of full and fractional Class IA Acquiring Portfolio Shares due that Shareholder, the account for each Shareholder that holds Class IB Target Shares shall be credited with the respective pro rata number of full and fractional Class IB Acquiring Portfolio Shares due that Shareholder, and the account for each Shareholder that holds Class K Target Shares shall be credited with the respective pro rata number of full and fractional Class K Acquiring Portfolio Shares due that Shareholder). The aggregate NAV of Acquiring Portfolio Shares of each class to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares of the corresponding class that Shareholder holds at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. EQAT shall not issue certificates representing the Acquiring Portfolio Shares issued in connection with the Reorganization.

1.6.    Any transfer taxes payable on issuance and transfer of Acquiring Portfolio Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7.    After the Effective Time, Target shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.5 — as provided there, on making that distribution Target’s liquidation shall be complete for federal tax purposes — but in all events within six months after the Effective Time, (a) Target shall be terminated as a series of the Target Investment Company, and (b) the Target Investment Company shall make all filings and take all other actions in connection therewith necessary and proper to effect that termination.

1.8.    Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated. In furtherance of the foregoing, after the Effective Time, except as otherwise agreed to by the Investment Companies, the Target Investment Company shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns to be duly filed with the appropriate taxing authorities.

2.    VALUATION

2.1.    For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Target Investment Company’s then-current prospectus and statement of additional information (“Pro/SAI”) including Target and valuation procedures established by its Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2.    For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Portfolio Shares shall be computed at the Valuation Time, using the Valuation Procedures.

2.3.    All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by AXA Equitable Funds Management Group, LLC (“FMG LLC”), in its capacity as each Investment Company’s administrator, or (b) in the case of securities subject to fair valuation, in accordance with the respective Valuation Procedures.

3.    CLOSING AND EFFECTIVE TIME

3.1.    Unless the Investment Companies agree otherwise (or, in the case of the EQAT Reorganization, EQAT determines otherwise), all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on May 19, 2017, or a later date as to which they agree (or EQAT determines) (“Effective Time”). If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Portfolio (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted, so that, in either Board’s (or, in the case of the EQAT Reorganization, EQAT’s Board’s) judgment, accurate appraisal of the value of either Portfolio’s net assets and/or the NAV per share of any class of Acquiring Portfolio Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at the Investment Companies’ offices or at another place as to which they agree (or, in the case of the EQAT Reorganization, EQAT determines).

3.2.    The Investment Companies shall direct the custodian of the Portfolios’ assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Portfolio at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Portfolio, as reflected on Acquiring Portfolio’s books immediately after the Closing, does or will conform to that information on Target’s books immediately before the Closing.

3.3.    The Target Investment Company shall direct its transfer agent to deliver to EQAT at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional shares in each outstanding class of Target Shares each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time.

3.4.    EQAT shall direct its transfer agent to deliver to the Target Investment Company, (a) at the Closing, a confirmation, or other evidence satisfactory to the Target Investment Company, that the Acquiring Portfolio Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Portfolio’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).

3.5.    Each Investment Company in the VIP Reorganization shall deliver to the other at the Closing (a) a Certificate in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby and (b) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests.

4.    REPRESENTATIONS AND WARRANTIES

4.1.    The Target Investment Company, on Target’s behalf, represents and warrants to EQAT, on Acquiring Portfolio’s behalf, as follows (or, in the case of the EQAT Reorganization, EQAT’s obligation to implement this Agreement on Acquiring Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time):

4.1.1.    The Target Investment Company (a) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (a “Delaware Statutory Trust”), and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.1.2.    Target is a duly established and designated series thereof;

4.1.3.    The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of the Target Investment Company’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of the Target Investment Company, with respect to Target, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

4.1.4.    At the Effective Time, the Target Investment Company, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, EQAT, on Acquiring Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

4.1.5.    The Target Investment Company, with respect to Target, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, VIP’s Agreement and Declaration of Trust (“VIP Declaration”) (in the case of the VIP Reorganization) or EQAT’s Amended and Restated Declaration of Trust, as amended (“EQAT Declaration”) (in the case of the EQAT Reorganization) (each, a “Declaration”) or Bylaws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Target Investment Company, with respect to Target or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Target Investment Company, with respect to Target or on its behalf, is a party or by which it is bound;

4.1.6.    At or before the Effective Time, either (a) all material contracts and other commitments of or applicable to Target (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (b) provision for discharge, and/or Acquiring Portfolio’s assumption, of any liabilities of Target thereunder will be made, without either Portfolio’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Target Investment Company, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

4.1.7.    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Target Investment Company’s knowledge, threatened against the Target Investment Company, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Target Investment Company, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Target Investment Company’s ability to consummate the transactions contemplated hereby;

4.1.8.    Target’s Statement of Assets and Liabilities, Portfolio of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2016, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PwC”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements (copies of which VIP, in the case of the VIP Reorganization, has furnished to EQAT) present fairly, in all material respects, Target’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Target Investment Company’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.1.9.    Since December 31, 2016, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target’s liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;

4.1.10.    All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Target Investment Company’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.1.11.    Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.12.    Target is in the same line of business as Acquiring Portfolio is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the

Target Investment Company’s Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.11; from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; from the Approval Time through the Effective Time, Target has not changed, and will not change, its historic investment policies in connection with the Reorganization; and the Target Investment Company believes, based on its review of each Portfolio’s investment portfolio, that Target’s portfolio holdings are generally consistent and compatible with Acquiring Portfolio’s investment objective and policies and that, as a result, a large majority of Target’s assets can be transferred to and held by Acquiring Portfolio;

4.1.13.    At the Effective Time, (a) at least 33 1/3% of Target’s portfolio assets — including, for these purposes, a proportionate share of the portfolio assets of any RIC (including an exchange-traded fund that is a RIC) in which Target invests — will meet Acquiring Portfolio’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (b) Target will not have altered its portfolio in connection with the Reorganization to meet that 33 1/3% threshold, and (c) Target will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;

4.1.14.    To the best of the Target Investment Company’s management’s knowledge, there is no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Portfolio Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Portfolio Shares) to a number of shares that is less than 50% of the current number of Target Shares outstanding;

4.1.15.    During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”) without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (a) acquired Target Shares with consideration other than Acquiring Portfolio Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (b) made distributions with respect to Target Shares except for (1) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (2) other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

4.1.16.    All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Target Investment Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

4.1.17.    Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

4.1.18.    Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.1.19.    Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Target invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.1.20.    On the effective date of the Registration Statement (as defined in paragraph 4.3.1), at the time of the Shareholders Meeting (as defined in paragraph 5.2), and at the Effective Time, the Target Investment Company’s Pro/SAI including Target will (a) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.21.    The information to be furnished by the Target Investment Company for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.22.    The Acquiring Portfolio Shares to be delivered to Target hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and

4.1.23.    The Declaration permits the Target Investment Company to vary its shareholders’ investment; the Target Investment Company does not have a fixed pool of assets — each series thereof (including Target) is a managed portfolio of securities, and FMG LLC and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.2.    EQAT, on Acquiring Portfolio’s behalf, represents and warrants to the Target Investment Company, on Target’s behalf, as follows (or, in the case of the EQAT Reorganization, EQAT’s obligation to implement this Agreement on Target’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time):

4.2.1.    EQAT (a) is a Delaware Statutory Trust, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.2.2.    Acquiring Portfolio is a duly established and designated series of EQAT;

4.2.3.    The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of EQAT’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of EQAT, with respect to Acquiring Portfolio, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and general principles of equity;

4.2.4.    No consideration other than Acquiring Portfolio Shares (and Acquiring Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

4.2.5.    EQAT, with respect to Acquiring Portfolio, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, the EQAT Declaration or EQAT’s Bylaws, or any Undertaking to which EQAT, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which EQAT, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound;

4.2.6.    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to EQAT’s knowledge, threatened against EQAT, with respect to Acquiring Portfolio or any of its properties or assets attributable or allocable to Acquiring Portfolio, that, if adversely determined, would materially and adversely affect Acquiring Portfolio’s financial condition or the conduct of its business; and EQAT, on Acquiring Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Portfolio’s business or EQAT’s ability to consummate the transactions contemplated hereby;

4.2.7.    Acquiring Portfolio’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2016, have been audited by PwC and are in accordance with GAAP; those Statements (copies of which, in the case of the VIP Reorganization, EQAT has furnished to VIP) present fairly, in all material respects, Acquiring Portfolio’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to EQAT’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.2.8.    Since December 31, 2016, there has not been any material adverse change in Acquiring Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Portfolio of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Acquiring Portfolio’s NAV due to declines in market values of securities Acquiring Portfolio holds, the discharge of Acquiring Portfolio’s liabilities, or the redemption of Acquiring Portfolio Shares by its shareholders will not constitute a material adverse change;

4.2.9.    All Returns of Acquiring Portfolio required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of EQAT’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Portfolio (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.2.10.    Acquiring Portfolio is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Portfolio is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Portfolio has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Portfolio has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Portfolio will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.2.11.    Acquiring Portfolio is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Portfolio will continue, and has no plan or intention to change, that line of business;

4.2.12.    At the Effective Time, Acquiring Portfolio (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization;

4.2.13.    Following the Reorganization, Acquiring Portfolio will (a) continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, in the case of the EQAT Reorganization, Acquiring Portfolio (c) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status; and EQAT believes, based on its review of each Portfolio’s investment portfolio, that Target’s portfolio holdings are generally consistent and compatible with Acquiring Portfolio’s investment objective and strategies and that, as a result, in the case of the EQAT Reorganization, a large majority of Target’s assets can be transferred to and held by Acquiring Portfolio;

4.2.14.    Acquiring Portfolio does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;

4.2.15.    Acquiring Portfolio has no plan or intention to issue additional Acquiring Portfolio Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Portfolio, or any person Related to it, have any plan or intention at the Effective Time to acquire or redeem any Acquiring Portfolio Shares issued in the Reorganization — either directly or through any transaction, agreement, or arrangement with any other person — except for redemptions Acquiring Portfolio will make as such a series pursuant to section 22(e) of the 1940 Act;

4.2.16.    Before or in the Reorganization, neither Acquiring Portfolio nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Portfolio Shares;

4.2.17.    Acquiring Portfolio is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.2.18.    There is no plan or intention for Acquiring Portfolio to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

4.2.19.    Assuming the truthfulness and correctness of the Target Investment Company’s representation and warranty in paragraph 4.1.19, immediately after the Reorganization (a) not more than 25% of the value of Acquiring Portfolio’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Target invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.2.20.    All issued and outstanding Acquiring Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by EQAT and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor are there outstanding any securities convertible into any Acquiring Portfolio Shares; and the Acquiring Portfolio Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (a) will have been duly authorized by EQAT and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Portfolio Shares, fully paid and non-assessable by EQAT;

4.2.21.    On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, (a) EQAT’s Pro/SAI including Acquiring Portfolio will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) that Pro/SAI and the prospectus included in the Registration Statement will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing will not apply to statements in or omissions from that prospectus made in reliance on and in conformity with information furnished by the Target Investment Company for use therein;

4.2.22.    The information to be furnished by EQAT for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

4.2.23.    The EQAT Declaration permits EQAT to vary its shareholders’ investment; EQAT does not have a fixed pool of assets — each series thereof (including Acquiring Portfolio) is a managed portfolio of securities, and FMG LLC and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.3.    Each Investment Company, on its Portfolio’s behalf, represents and warrants to the other Investment Company, on its Portfolio’s behalf, as follows (or, in the case of the EQAT Reorganization, EQAT’s obligation to implement this Agreement on each Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time):

4.3.1.    No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for its execution, delivery, and performance hereof on its Portfolio’s behalf, except for (a) EQAT’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Portfolio Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and a post-effective amendment to EQAT’s registration statement on Form N-1A and (b) consents, filings, and orders that have been made or received or may be required after the Effective Time;

4.3.2.    The fair market value of the Acquiring Portfolio Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

4.3.3.    Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (1) any portion of their Target Shares before the Reorganization to any person Related to either Portfolio or (2) any portion of the Acquiring Portfolio Shares they receive in the Reorganization to any person Related to Acquiring Portfolio, (b) does not anticipate dispositions of those Acquiring Portfolio Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares in Target as a series of an open-end investment company, (c) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Portfolio Shares immediately following the Reorganization;

4.3.4.    Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

4.3.5.    The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Portfolio and those to which the Assets are subject;

4.3.6.    At the Effective Time, there will be no intercompany indebtedness existing between the Portfolios that was issued, acquired, or settled at a discount;

4.3.7.    Pursuant to the Reorganization, Target will transfer to Acquiring Portfolio, and Acquiring Portfolio will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of this representation and warranty, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions pursuant to section 22(e) of the 1940 Act and (b) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

4.3.8.    None of the compensation AXA Equitable or any affiliate thereof receives as a service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that AXA Equitable (on any Shareholder’s behalf) holds; none of the Acquiring Portfolio Shares AXA Equitable (on any Shareholder’s behalf) receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to AXA Equitable or any affiliate thereof will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

4.3.9.    Immediately after the Reorganization, AXA Equitable (through its separate accounts) will own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Portfolio;

4.3.10.    No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Portfolio, the other Target, AXA Equitable or any affiliate thereof (including FMG LLC), or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Portfolio Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

4.3.11.    There will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and Acquiring Portfolio will not pay cash in lieu of fractional Acquiring Portfolio Shares in connection with the Reorganization;

4.3.12.    The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and

4.3.13.    The principal purpose of Acquiring Portfolio’s assumption of the Liabilities is a bona fide business purpose and is not avoidance of federal income tax on the transaction.

5.    COVENANTS (1)

5.1.    Each Investment Company covenants to operate its Portfolio’s business in the ordinary course between the date hereof and the Closing, it being understood that:

(a)    such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Portfolio’s normal business activities; and

(b)    each Portfolio will retain exclusive control of the composition of its portfolio until the Closing.

5.2.    The Target Investment Company covenants to call and hold a meeting of Target’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.3.    The Target Investment Company covenants that it will assist EQAT in obtaining information EQAT reasonably requests concerning the beneficial ownership of Target Shares.

5.4.    The Target Investment Company covenants that it will turn over its books and records regarding Target (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to EQAT at the Closing.

5.5.    Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.6.    Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) EQAT, on Acquiring Portfolio’s behalf, title to and possession of all the Assets, and (b) the Target Investment Company, on Target’s behalf, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.7.    EQAT covenants to use all reasonable efforts to obtain the consents required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to continue Acquiring Portfolio’s operations after the Effective Time.

5.8.    The Target Investment Company covenants to distribute all the Acquiring Portfolio Shares it receives in the Reorganization to the Shareholders in complete liquidation of Target.

(1)	This paragraph 5 shall not apply in the case of the EQAT Reorganization.

5.9.    As promptly as practicable, but in any case within sixty days, after the Effective Time, the Target Investment Company shall furnish to EQAT, in a form reasonably satisfactory to EQAT, a Certificate stating the earnings and profits of Target for federal income tax purposes that will be carried over by Acquiring Portfolio as a result of section 381.

5.10.    It is the Investment Companies’ intention that the Reorganization will qualify as a reorganization with the meaning of section 368(a)(1)(D). Neither Investment Company shall take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to qualify as such a reorganization.

5.11.    Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.    CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) the other Investment Company’s performance of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time (except that clauses (a) and (b) shall not apply in the case of the EQAT Reorganization), and (c) the following further conditions that, at or before that time:

6.1.    This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards (by EQAT’s Board in the case of the EQAT Reorganization) and by Target’s shareholders at the Shareholders Meeting (including any adjournments or postponements thereof);

6.2.    All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties, provided that either Investment Company may for itself waive any of those conditions;

6.3.    At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.4.    The Investment Companies (or, in the case of the EQAT Reorganization, EQAT) shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 8, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it (collectively, “Representations”) and, in the case of the VIP Reorganization, the Certificates delivered pursuant to paragraph 3.5(a). The Tax Opinion shall be substantially to the effect that — based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) — for federal income tax purposes:

6.4.1.    Target’s transfer of the Assets to Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and Acquiring Portfolio’s assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(D)), and each Portfolio will be “a party to a reorganization” within the meaning of section 368(b);

6.4.2.    Target will recognize no gain or loss on the transfer of the Assets to Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and Acquiring Portfolio’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

6.4.3.    Acquiring Portfolio will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities;

6.4.4.    Acquiring Portfolio’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Portfolio’s holding period for each Asset will include

Target’s holding period therefor (except where Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

6.4.5.    A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Portfolio Shares pursuant to the Reorganization; and

6.4.6.    A Shareholder’s aggregate basis in the Acquiring Portfolio Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Portfolio Shares; and its holding period for those Acquiring Portfolio Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.4.2 and 6.4.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on Target with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

6.5.    EQAT, on Acquiring Portfolio’s behalf, shall have executed and delivered at or before the Closing a Certificate confirming that EQAT, on Acquiring Portfolio’s behalf, assumes all of the Liabilities; and

6.6.    At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 6.1 and 6.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Portfolio’s shareholders’ interests.

7.    BROKERAGE FEES AND EXPENSES

7.1.    Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2.    Subject to satisfaction of the representation contained in paragraph 4.3.10, the Reorganization Expenses shall be borne by the Targets in proportion to their respective numbers of Contract holder accounts at the Effective Time, except that (a) neither Target shall bear any brokerage or similar expenses incurred by or for the benefit of the other Target or Acquiring Portfolio in connection with the Reorganization, which shall be borne by the Portfolio that directly incurs them, and (b) expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in that Portfolio’s disqualification as a RIC or would prevent the Reorganization in which it participates from qualifying as a tax-free reorganization.

8.    ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing (except to the extent provided in paragraph 6.4).

9.    TERMINATION OF AGREEMENT

9.1.    In the case of the VIP Reorganization, this Agreement may be terminated at any time at or before the Closing as follows:

9.1.1.    By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2017, or another date to which the Investment Companies agree; or

9.1.2.    By the Investment Companies’ mutual agreement.

9.2.    In the event of termination under paragraphs 9.1.1(c) or (d) or 9.1.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.3.    In the case of the EQAT Reorganization, EQAT’s Board may terminate or delay this Agreement and abandon or postpone the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Portfolio.

10.    AMENDMENTS

In the case of the VIP Reorganization, the Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, and in the case of the EQAT Reorganization, EQAT’s Board may do so (solely with respect to the EQAT Reorganization), notwithstanding Target’s shareholders’ approval hereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

11.    MISCELLANEOUS

11.1.    This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2.    Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company, on its Portfolio’s behalf, and their respective successors and assigns any rights or remedies under or by reason hereof.

11.3    Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Portfolio but are only binding on and enforceable against its property attributable to and held for the benefit of its Portfolio (“Portfolio’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims hereunder on its or its Portfolio’s behalf, shall look only to the other Portfolio’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4    Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.5.    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

EQ ADVISORS TRUST, on behalf of All Asset Aggressive — Alt 25 Portfolio and All Asset Growth — Alt 20 Portfolio

By:
Name:	Steven M. Joenk
Title:	President and Chief Executive Officer

AXA PREMIER VIP TRUST, on behalf of CharterSM Alternative 100 Moderate Portfolio

By:
Name:	Brian E. Walsh
Title:	Chief Financial Officer

APPENDIX A.3

FORM OF PLAN OF REORGANIZATION AND TERMINATION

THIS PLAN OF REORGANIZATION AND TERMINATION (“Plan”) is adopted by AXA PREMIER VIP TRUST, a Delaware statutory trust (“Trust”), on behalf of CharterSM International Moderate Portfolio (“Target”) and CharterSM Moderate Portfolio (“Acquiring Portfolio”), each a segregated portfolio of assets (“series”) thereof. (Each of Target and Acquiring Portfolio is sometimes referred to herein as a “Portfolio.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, actions, and obligations (collectively, “Obligations”) of and by each Portfolio contained herein shall be deemed to be Obligations of, and all rights and benefits created hereunder in favor of each Portfolio shall inure to and be enforceable by, the Trust acting on its behalf, and (2) in no event shall any other series of the Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Portfolio or the Trust of its Obligations set forth herein.

The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, (2) is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, which registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A. Each Portfolio is a duly established and designated series thereof.

The Trust currently sells voting shares of beneficial interest in the Portfolios, $0.001 par value per share (“shares”), to (1) separate accounts of AXA Equitable Life Insurance Company (“AXA Equitable”) or other affiliated or unaffiliated insurance companies (“Separate Accounts”) in connection with certain variable annuity certificates and contracts and variable life insurance policies (collectively, “Contracts”) issued thereby and (2) The AXA Equitable 401(k) Plan. Shares in each Portfolio also may be sold to (3) other tax-qualified retirement plans and (4) other investors eligible under applicable regulations under the Internal Revenue Code of 1986, as amended (“Code”) (“Regulations”). The Portfolios are underlying investment options for the Separate Accounts to fund Contracts. Under applicable law, the assets of all the Separate Accounts (i.e., the shares in the Portfolios) are the property of AXA Equitable, which is the owner of record of those shares, and are held for the benefit of the Contract holders.

The Trust wishes to effect a reorganization consisting of (1) the transfer of all of Target’s assets to Acquiring Portfolio in exchange for shares in Acquiring Portfolio and Acquiring Portfolio’s assumption of all of Target’s liabilities, (2) the distribution of those shares pro rata to Target’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) Target’s termination as a series of the Trust, all on the terms and conditions set forth herein (collectively, “Reorganization”).

The Trust’s Agreement and Declaration of Trust, as amended (“Declaration”), permits it to vary its shareholders’ investment. The Trust does not have a fixed pool of assets — each series thereof (including each Portfolio) is a managed portfolio of securities, and AXA Equitable Funds Management Group, LLC (“FMG LLC”) and each investment sub-adviser thereof, if any, have the authority to buy and sell securities for it.

The Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted this Plan, approved the transactions contemplated hereby, and duly authorized its performance hereof on each Portfolio’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of each Portfolio and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target offers a single class of shares, designated Class B shares (“Target Shares”). Acquiring Portfolio also offers a single class of shares, also designated Class B shares (“Acquiring Portfolio Shares”). The Portfolios’ shares have identical characteristics, rights, and preferences.

1.    PLAN OF REORGANIZATION AND TERMINATION

1.1    Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Portfolio. In exchange therefor, Acquiring Portfolio shall —

(a)    issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place) Acquiring Portfolio Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of an Acquiring Portfolio Share, and

(b)    assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2    The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records — Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target’s books at that time.

1.3    The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to herein. Notwithstanding the foregoing, Target shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4    If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)) (all “section” references are to the Code, unless otherwise noted), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time (including any such gain realized and recognized pursuant to the transactions comprising the Reorganization), then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain — and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively — for all federal income tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under section 852 for the current and any prior tax periods.

1.5    At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to the Separate Accounts for which AXA Equitable holds Target Shares of record at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then so held and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by the Trust’s transfer agent’s opening accounts on Acquiring Portfolio’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Portfolio Shares to those newly opened and existing accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Portfolio Shares due that Shareholder. The aggregate NAV of Acquiring Portfolio Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares that Shareholder holds at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. The Trust shall not issue certificates representing the Acquiring Portfolio Shares issued in connection with the Reorganization.

1.6    Any transfer taxes payable on issuance and transfer of Acquiring Portfolio Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7    After the Effective Time, Target shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.5 — as provided there, on making that distribution Target’s liquidation shall be complete for federal tax purposes — (a) Target shall be terminated as a series of the Trust and (b) the Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect that termination.

1.8    Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated. In furtherance of the foregoing, after the Effective Time the Trust shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns, required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns to be duly filed with the appropriate taxing authorities.

2.    VALUATION

2.1    For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information including Target and valuation procedures established by the Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2    For purposes of paragraph 1.1(a), the NAV per Acquiring Portfolio Share shall be computed at the Valuation Time, using the Valuation Procedures.

2.3    All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by FMG LLC, in its capacity as the Trust’s administrator, or (b) in the case of securities subject to fair valuation, in accordance with the Valuation Procedures.

3.    CLOSING AND EFFECTIVE TIME

3.1    Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on May 19, 2017, or a later date the Trust determines (“Effective Time”). If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Portfolio (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of the value of either Portfolio’s net assets and/or the NAV per Acquiring Portfolio Share is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at the Trust’s offices or at another place the Trust determines.

3.2    The Trust shall direct the custodian of the Portfolios’ assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Portfolio at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3    The Trust shall direct its transfer agent to deliver at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional outstanding Target Shares each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time.

3.4.    The Trust shall direct its transfer agent to deliver (a) at the Closing, a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Portfolio Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Portfolio’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).

4.    CONDITIONS PRECEDENT

4.1    The Trust’s obligation to implement this Plan on Acquiring Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time:

(a)    At the Effective Time, the Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(b)    The Trust, with respect to Target, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Declaration or the Trust’s By-Laws (collectively, “Governing Documents”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound;

(c)    At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (2) provision for discharge, and/or Acquiring Portfolio’s assumption, of any liabilities of Target thereunder will be made, without either Portfolio’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(d)    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(e)    Target’s Statement of Assets and Liabilities, Portfolio of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2015, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PwC”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements and Target’s unaudited Statements for the six months ended June 30, 2016, present fairly, in all material respects, Target’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at those respective dates that are not disclosed therein;

(f)    Since December 31, 2015, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;

(g)    All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(h)    Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and

(i)    All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares.

4.2    The Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time:

(a)    No consideration other than Acquiring Portfolio Shares (and Acquiring Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(b)    The Trust, with respect to Acquiring Portfolio, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Governing Documents, or any Undertaking to which the

Trust, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound;

(c)    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Portfolio or any of its properties or assets attributable or allocable to Acquiring Portfolio, that, if adversely determined, would materially and adversely affect Acquiring Portfolio’s financial condition or the conduct of its business; and the Trust, on Acquiring Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Portfolio’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(d)    Acquiring Portfolio’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2015, have been audited by PwC and are in accordance with GAAP; those Statements and Acquiring Portfolio’s unaudited Statements for the six months ended June 30, 2016, present fairly, in all material respects, Acquiring Portfolio’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at those respective dates that are not disclosed therein;

(e)    Since December 31, 2015, there has not been any material adverse change in Acquiring Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Portfolio of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Acquiring Portfolio’s NAV due to declines in market values of securities Acquiring Portfolio holds, the discharge of Acquiring Portfolio’s liabilities, or the redemption of Acquiring Portfolio Shares by its shareholders will not constitute a material adverse change;

(f)    All Returns of Acquiring Portfolio required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Portfolio (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(g)    Acquiring Portfolio is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Portfolio is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Portfolio has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Portfolio has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Portfolio will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and

(h)    All issued and outstanding Acquiring Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor are there outstanding any securities convertible into any Acquiring Portfolio Shares; and the Acquiring Portfolio Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Portfolio Shares, fully paid and non-assessable by the Trust.

4.3    The Trust’s obligation to implement this Plan on each Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time:

(a)    No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for the Trust’s adoption and performance hereof, on either Portfolio’s behalf, except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Portfolio Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and a post-effective amendment to its registration statement on Form N-1A and (2) consents, filings, and orders that have been made or received or may be required after the Effective Time;

(b)    The fair market value of the Acquiring Portfolio Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

(c)    There will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and Acquiring Portfolio will not pay cash in lieu of fractional Acquiring Portfolio Shares in connection with the Reorganization;

(d)    The Trust shall have called and held a meeting of Target’s shareholders to consider and act on this Plan and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”); and this Plan shall have been approved at that meeting (including any adjournments or postponements thereof);

(e)    All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties; and

(f)    At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby.

5.    EXPENSES

Target shall bear all the expenses of the Reorganization, except that (a) Target shall not bear any brokerage or similar expenses incurred by or for the benefit of Acquiring Portfolio in connection with the Reorganization, which shall be borne by Acquiring Portfolio, and (b) expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in that Portfolio’s disqualification as a RIC.

6.    TERMINATION

The Board may terminate or delay this Plan and abandon or postpone the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Portfolio.

7.    AMENDMENTS

The Board may amend, modify, or supplement this Plan at any time in any manner, notwithstanding Target’s shareholders’ approval hereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

8.    MISCELLANEOUS

8.1    This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

8.2    Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Portfolios’ behalf) and its successors and assigns any rights or remedies under or by reason hereof.

8.3    Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Portfolios but are only binding on and enforceable against the Trust’s property attributable to and held for the benefit of each respective Portfolio (“Portfolio’s Property”) and not its property attributable to and held for the benefit of any other series thereof. The Trust, in asserting any rights or claims hereunder on either Portfolio’s behalf, shall look only to the other Portfolio’s Property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.

8.4    Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

Adopted as of December 1, 2016

APPENDIX A.4

FORM OF PLAN OF

REORGANIZATION AND TERMINATION

THIS PLAN OF REORGANIZATION AND TERMINATION (“Plan”) is adopted by EQ ADVISORS TRUST, a Delaware statutory trust (“Trust”), on behalf of AXA/Pacific Global Small Cap Value Portfolio (“Target”) and AXA/Horizon Small Cap Value Portfolio (“Acquiring Portfolio”), each a segregated portfolio of assets (“series”) thereof. (Each of Target and Acquiring Portfolio is sometimes referred to herein as a “Portfolio.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, actions, and obligations (collectively, “Obligations”) of and by each Portfolio contained herein shall be deemed to be Obligations of, and all rights and benefits created hereunder in favor of each Portfolio shall inure to and be enforceable by, the Trust acting on its behalf, and (2) in no event shall any other series of the Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Portfolio or the Trust of its Obligations set forth herein.

The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, (2) is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, which registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A. Each Portfolio is a duly established and designated series thereof.

The Trust currently sells voting shares of beneficial interest in the Portfolios, $0.001 par value per share (“shares”), to (1) separate accounts of AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies (“Separate Accounts”) in connection with certain variable annuity certificates and contracts and variable life insurance policies (collectively, “Contracts”) issued thereby and (2) The AXA Equitable 401(k) Plan. Shares in each Portfolio also may be sold to (3) other tax-qualified retirement plans and (4) other investors eligible under applicable Regulations (as defined below). Class K shares are sold only to other series of the Trust, series of AXA Premier VIP Trust, and certain group annuity and retirement plans. The Portfolios are underlying investment options for the Separate Accounts to fund Contracts. Under applicable law, the assets of all the Separate Accounts (i.e., the shares in the Portfolios) are the property of AXA Equitable, which is the owner of record of those shares, and are held for the benefit of the Contract holders.

The Trust wishes to effect a reorganization described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under the Code (“Regulations”)). The reorganization will consist of (1) the transfer of all of Target’s assets to Acquiring Portfolio in exchange solely for shares in Acquiring Portfolio and Acquiring Portfolio’s assumption of all of Target’s liabilities, (2) the distribution of those shares pro rata to Target’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) Target’s termination as a series of the Trust, all on the terms and conditions set forth herein (collectively, “Reorganization”).

The Trust’s Amended and Restated Declaration of Trust, as amended (“Declaration”), permits it to vary its shareholders’ investment. The Trust does not have a fixed pool of assets — each series thereof (including each Portfolio) is a managed portfolio of securities, and AXA Equitable Funds Management Group, LLC (“FMG LLC”) and each investment sub-adviser thereof, if any, have the authority to buy and sell securities for it. The Trust believes, based on its review of each Portfolio’s investment portfolio, that Target’s portfolio holdings are generally consistent and compatible with Acquiring Portfolio’s investment objective, policies, and strategies and that, as a result, a large majority of Target’s assets can be transferred to and held by Acquiring Portfolio.

The Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted this Plan, approved the transactions contemplated hereby, and duly authorized its performance hereof on each Portfolio’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of each Portfolio and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target offers three classes of shares, designated Class IA, Class IB, and Class K shares (“Class IA Target Shares,” “Class IB Target Shares,” and “Class K Target Shares,” respectively, and collectively, “Target Shares”). Acquiring Portfolio also offers three classes of shares, also designated Class IA, Class IB, and Class K shares (“Class IA Acquiring Portfolio Shares,” “Class IB Acquiring Portfolio Shares,” and “Class K Acquiring Portfolio Shares,” respectively, and collectively, “Acquiring Portfolio Shares”). The Portfolios’ similarly designated classes of shares have identical characteristics, rights, and preferences.

1.    PLAN OF REORGANIZATION AND TERMINATION

1.1    Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Portfolio. In exchange therefor, Acquiring Portfolio shall —

(a)    issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place) (1) Class IA Acquiring Portfolio Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Class IA Target Shares by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of a Class IA Acquiring Portfolio Share, (2) Class IB Acquiring Portfolio Shares determined by dividing the Target Value attributable to the Class IB Target Shares by the NAV of a Class IB Acquiring Portfolio Share, and (3) Class K Acquiring Portfolio Shares determined by dividing the Target Value attributable to the Class K Target Shares by the NAV of a Class K Acquiring Portfolio Share, and

(b)    assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2    The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records — Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target’s books at that time.

1.3    The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to herein. Notwithstanding the foregoing, Target shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4    If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time, then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain for all federal income tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under section 852 for the current and any prior tax periods.

1.5    At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to the Separate Accounts for which AXA Equitable holds Target Shares of record at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then so held and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by the Trust’s transfer agent’s opening accounts on Acquiring Portfolio’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Portfolio Shares to those newly opened and existing accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Portfolio Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class IA Target Shares shall be credited with the respective pro rata number of full and fractional Class IA Acquiring Portfolio Shares due that Shareholder, the account for each Shareholder that holds Class IB Target Shares shall be credited with the respective pro rata number of full and fractional Class IB Acquiring Portfolio Shares due that Shareholder, and the account for each Shareholder that holds Class K Target Shares shall be credited with the respective pro rata number of full and fractional Class K Acquiring Portfolio Shares due that Shareholder). The aggregate NAV of Acquiring Portfolio Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares that Shareholder holds at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares issued in connection with the Reorganization.

1.6    Any transfer taxes payable on issuance and transfer of Acquiring Portfolio Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7    After the Effective Time, Target shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.5 — as provided there, on making that distribution Target’s liquidation shall be complete for federal tax purposes — but in all events within six months after the Effective Time, (a) Target shall be terminated as a series of the Trust and (b) the Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect that termination.

1.8    Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated. In furtherance of the foregoing, after the Effective Time, the Trust shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns, required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns to be duly filed with the appropriate taxing authorities.

2.    VALUATION

2.1    For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information and valuation procedures established by the Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2    For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Portfolio Shares shall be computed at the Valuation Time, using the Valuation Procedures.

2.3    All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by FMG LLC, in its capacity as the Trust’s administrator, or (b) in the case of securities subject to fair valuation, in accordance with the Valuation Procedures.

3.    CLOSING AND EFFECTIVE TIME

3.1    Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on May 19, 2017, or a later date the Trust determines (“Effective Time”). If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either

Portfolio (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of the value of either Portfolio’s net assets and/or the NAV per share of any class of Acquiring Portfolio Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at the Trust’s offices or at another place the Trust determines.

3.2    The Trust shall direct the custodian of the Portfolios’ assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Portfolio at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Portfolio, as reflected on Acquiring Portfolio’s books immediately after the Closing, does or will conform to that information on Target’s books immediately before the Closing.

3.3    The Trust shall direct its transfer agent to deliver to it at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional shares in each outstanding class of Target Shares each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time.

3.4.    The Trust shall direct its transfer agent to deliver (a) at the Closing, a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Portfolio Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Portfolio’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).

4.    CONDITIONS PRECEDENT

4.1    The Trust’s obligation to implement this Plan on Acquiring Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)    At the Effective Time, the Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(b)    The Trust, with respect to Target, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Declaration or the Trust’s By-Laws (collectively, “Governing Documents”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound;

(c)    At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (2) provision for discharge, and/or Acquiring Portfolio’s assumption, of any liabilities of Target thereunder will be made, without either Portfolio’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(d)    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(e)    Target’s Statement of Assets and Liabilities, Portfolio of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2015, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PwC”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements and Target’s unaudited Statements for the six months ended June 30, 2016, present fairly, in all material respects, Target’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at those respective dates that are not disclosed therein;

(f)    Since December 31, 2015, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;

(g)    All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(h)    Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Target has declared and paid to its shareholders the dividend(s) and/or other distribution(s), if any, required to be declared and paid pursuant to paragraph 1.4; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(i)    Target is in the same line of business as Acquiring Portfolio is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(h); from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; and from the Approval Time through the Effective Time, Target (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Acquiring Portfolio’s investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC and (2) has not changed, and will not change, its historic investment policies in connection with the Reorganization;

(j)    At the Effective Time, (1) at least 33 1/3% of Target’s portfolio assets — including, for these purposes, a proportionate share of the portfolio assets of any RIC (including an exchange-traded fund that is a RIC) in which Target invests — will meet Acquiring Portfolio’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (2) Target will not have altered its portfolio in connection with the Reorganization to meet that 33 1/3% threshold, and (3) Target will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;

(k)    To the best of the Trust’s management’s knowledge, there is no plan or intention by Target’s shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Portfolio Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Portfolio Shares) to a number of shares that is less than 50% of the current number of Target Shares outstanding;

(l)    During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Shares with consideration other than Acquiring Portfolio Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Shares except for (i) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (ii) other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

(m)    All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

(n)    Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(o)    Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A)); and

(p)    Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Target invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose.

4.2    The Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)    No consideration other than Acquiring Portfolio Shares (and Acquiring Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(b)    The Trust, with respect to Acquiring Portfolio, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Governing Documents, or any Undertaking to which the Trust, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound;

(c)    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Portfolio or any of its properties or assets attributable or allocable to Acquiring Portfolio, that, if adversely determined, would materially and adversely affect Acquiring Portfolio’s financial condition or the conduct of its business; and the Trust, on Acquiring Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Portfolio’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(d)    Acquiring Portfolio’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2015, have been audited by PwC and are in accordance with GAAP; those Statements and Acquiring Portfolio’s unaudited Statements for the six months ended June 30, 2016, present fairly, in all material respects, Acquiring Portfolio’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at those respective dates that are not disclosed therein;

(e)    Since December 31, 2015, there has not been any material adverse change in Acquiring Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Portfolio of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Acquiring Portfolio’s NAV due to declines in market values of securities Acquiring Portfolio holds, the discharge of Acquiring Portfolio’s liabilities, or the redemption of Acquiring Portfolio Shares by its shareholders will not constitute a material adverse change;

(f)    All Returns of Acquiring Portfolio required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Portfolio (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(g)    Acquiring Portfolio is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Portfolio is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Portfolio has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Portfolio has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Portfolio will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(h)    Acquiring Portfolio is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Portfolio will continue, and has no plan or intention to change, that line of business;

(i)    At the Effective Time, Acquiring Portfolio (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization;

(j)    Following the Reorganization, Acquiring Portfolio will (1) continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Portfolio (3) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;

(k)    Acquiring Portfolio does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;

(l)    Acquiring Portfolio has no plan or intention to issue additional Acquiring Portfolio Shares following the Reorganization, except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Portfolio or any person Related to it have any plan or intention at the Effective Time to acquire or redeem any Acquiring Portfolio Shares issued in the Reorganization — either directly or through any transaction, agreement, or arrangement with any other person — except for redemptions Acquiring Portfolio will make as such a series pursuant to section 22(e) of the 1940 Act;

(m)    Before or in the Reorganization, neither Acquiring Portfolio nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Portfolio Shares;

(n)    Acquiring Portfolio is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)    There is no plan or intention for Acquiring Portfolio to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(p)    Assuming satisfaction of the condition in paragraph 4.1(p), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Portfolio’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Acquiring Portfolio invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose; and

(q)    All issued and outstanding Acquiring Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor are there outstanding any securities convertible into any Acquiring Portfolio Shares; and the Acquiring Portfolio Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Portfolio Shares, fully paid and non-assessable by the Trust.

4.3    The Trust’s obligation to implement this Plan on each Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)    No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for the Trust’s adoption and performance hereof, on either Portfolio’s behalf, except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Portfolio Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and a post-effective amendment to its registration statement on Form N-1A and (2) consents, filings, and orders that have been made or received or may be required after the Effective Time;

(b)    The fair market value of the Acquiring Portfolio Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

(c)    The Trust’s management (1) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Portfolio or (ii) any portion of the Acquiring Portfolio Shares they receive in the Reorganization to any person Related to Acquiring Portfolio, (2) does not anticipate dispositions of those Acquiring Portfolio Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares in Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Portfolio Shares immediately following the Reorganization;

(d)    Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

(e)    The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Portfolio and those to which the Assets are subject;

(f)    At the Effective Time, there will be no intercompany indebtedness existing between the Portfolios that was issued, acquired, or settled at a discount;

(g)    Pursuant to the Reorganization, Target will transfer to Acquiring Portfolio, and Acquiring Portfolio will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions pursuant to section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

(h)    None of the compensation AXA Equitable or any affiliate thereof receives as a service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that AXA Equitable (on any Shareholder’s behalf) holds; none of the Acquiring Portfolio Shares AXA Equitable (on any Shareholder’s behalf) receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to AXA Equitable or any affiliate thereof will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(i)    Immediately after the Reorganization, AXA Equitable (through the Separate Accounts) will own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Portfolio;

(j)    No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Portfolio, AXA Equitable or any affiliate thereof (including FMG LLC), or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Portfolio Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

(k)    There will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and Acquiring Portfolio will not pay cash in lieu of fractional Acquiring Portfolio Shares in connection with the Reorganization;

(l)    The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax);

(m)    The principal purpose of Acquiring Portfolio’s assumption of the Liabilities is a bona fide business purpose and is not avoidance of federal income tax on the transaction;

(n)    The Trust shall have called and held a meeting of Target’s shareholders to consider and act on this Plan and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”); and this Plan shall have been approved at that meeting (including any adjournments or postponements thereof);

(o)    All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties;

(p)    At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby; and

(q)    The Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties the Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel (collectively, “Representations”). The Tax Opinion shall be substantially to the effect that — based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) — for federal income tax purposes:

(1)    Target’s transfer of the Assets to Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and Acquiring Portfolio’s assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(D)), and each Portfolio will be “a party to a reorganization” (within the meaning of section 368(b));

(2)    Target will recognize no gain or loss on the transfer of the Assets to Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and Acquiring Portfolio’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

(3)    Acquiring Portfolio will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities;

(4)    Acquiring Portfolio’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Portfolio’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(5)    A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Portfolio Shares pursuant to the Reorganization; and

(6)    A Shareholder’s aggregate basis in the Acquiring Portfolio Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Portfolio Shares, and its holding period for those Acquiring Portfolio Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.

Notwithstanding subparagraphs (2) and (4), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Portfolios or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5.    EXPENSES

Target shall bear all the Reorganization Expenses, except that (a) Target shall not bear any brokerage or similar expenses incurred by or for the benefit of Acquiring Portfolio in connection with the Reorganization, which shall be borne by Acquiring Portfolio, and (b) expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in that Portfolio’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

6.    TERMINATION

The Board may terminate or delay this Plan and abandon or postpone the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Portfolio.

7.    AMENDMENTS

The Board may amend, modify, or supplement this Plan at any time in any manner, notwithstanding Target’s shareholders’ approval hereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

8.    MISCELLANEOUS

8.1    This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

8.2    Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Portfolios’ behalf) and its successors and assigns any rights or remedies under or by reason hereof.

8.3    Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Portfolios but are only binding on and enforceable against the Trust’s property attributable to and held for the benefit of each respective Portfolio (“Portfolio’s Property”) and not its property attributable to and held for the benefit of any other series thereof. The Trust, in asserting any rights or claims hereunder on either Portfolio’s behalf, shall look only to the other Portfolio’s Property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.

8.4    Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

Adopted as of December 1, 2016

APPENDIX B

MORE INFORMATION ON STRATEGIES AND RISK FACTORS

Investment Strategies

Changes in Investment Objectives and Principal Investment Strategies

Each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of a Portfolio are not fundamental policies and may be changed without a shareholder vote. In addition, to the extent a Portfolio is new or is undergoing a transition (such as a rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

80% Policies

Among the Acquired Portfolios, each of the CharterSM Real Assets Portfolio and AXA/Pacific Global Small Cap Value Portfolio, and among the Acquiring Portfolios, each of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, and AXA/Horizon Small Cap Value Portfolio, has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in the particular type of investment connoted by its name. Each such policy is subject to change only upon at least sixty (60) days prior notice to shareholders of the affected Portfolio.

Underlying Portfolios and ETFs

Each of the Acquired Portfolios (except AXA/Pacific Global Small Cap Value Portfolio), All Asset Growth- Alt 20 Portfolio, and CharterSM Moderate Portfolio, invests primarily in securities issued by other investment companies (“Underlying Portfolio(s)”) and ETFs (“Underlying ETF(s)”). Accordingly, a Portfolio’s performance depends upon a favorable allocation by the Manager among the Underlying Portfolios and the Underlying ETFs as well as the ability of the Underlying Portfolios and Underlying ETFs to generate favorable performance. The Underlying Portfolios are other mutual funds that are managed by the Manager and sub-advised by one or more investment sub-advisers, which may include affiliates of the Manager, and other investment companies (including open-end and closed-end investment companies) that are managed by investment managers other than the Manager. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. A passively-managed ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Russell or Morgan Stanley Capital International (“MSCI”)) selects as representative of a market, market segment, industry sector, country or geographic region. A passively managed ETF generally holds the same stocks, bonds or other instruments as the index it tracks (or it may hold a representative sample of such instruments). Accordingly, such an ETF is designed so that its performance will correspond closely with that of the index it tracks.

Each of the Acquired Portfolios (except AXA/Pacific Global Small Cap Value Portfolio) and All Asset Growth- Alt 20 Portfolio has target investment percentages (an approximate percentage of the Portfolio’s assets invested in a particular asset category as represented by the primary holdings, as described in the prospectuses, of the Underlying Portfolios and Underlying ETFs). Generally, each Portfolio’s investments in other investment companies are subject to statutory limitations in the 1940 Act, which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolio rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. Certain Portfolios rely on these exemptive orders when investing in ETFs.

Indexing Strategies

As discussed in this Prospectus, a portion of the AXA/Pacific Global Small Cap Value Portfolio and AXA/Horizon Small Cap Value Portfolio seek to track the performance (before fees and expenses) of a particular index. The following provides additional information regarding the management strategies employed by a Sub-Adviser of a Portfolio in pursuing this objective. The Sub-Adviser to a Portfolio (or portion thereof) that seeks to track the performance (before fees and expenses) of a particular index does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio or portion. Rather, the Sub-Adviser may employ a full replication technique or sampling technique in seeking to track the performance (before fees and expenses) of the index. A full replication technique generally involves holding each security in a particular index in approximately the same weight that the security represents in the index. Conversely, a sampling technique strives to match the characteristics of a particular index without having to purchase every stock in that index by selecting a representative sample of securities for the Portfolio or portion thereof based on the characteristics of the index and the particular securities included therein. Such characteristics may include, with respect to equity indexes, industry weightings, market capitalizations and fundamental characteristics and, with respect to fixed income indexes, interest rate sensitivity, credit quality and sector diversification.

Allocation Strategies

As described in this Prospectus, the Manager allocates the assets of the AXA/Pacific Global Small Cap Value Portfolio and AXA/Horizon Small Cap Value Portfolio among two or more portions of the Portfolio, each of which is managed using different yet complementary investment strategies.

Active Management Strategies

Each Sub-Adviser has complete discretion to select portfolio securities for its portion of a Portfolio’s assets, subject to the Portfolio’s investment objectives, restrictions and policies and other parameters that maybe developed from time to time by the Manager. In selecting investments, the Sub-Advisers use their proprietary investment strategies, which are summarized above in the section “Comparison of Investment Objectives, Policies and Strategies.” The following is an additional general description of certain common types of active management strategies that may be used by the Sub-Advisers to the Portfolios.

Asset Allocation Strategy

The Manager determines the asset allocation target for the asset classes of certain Portfolios, the target investment percentages for each asset category and each Underlying Portfolio and Underlying ETF in which a Portfolio invests using a proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories, Underlying Portfolios and Underlying ETFs, as well as its outlook for the economy and financial markets. The Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to fees directly associated with each Portfolio, you will also indirectly bear the fees of the Underlying Portfolios and Underlying ETFs, which, with respect to the Underlying Portfolios, include management and administration fees paid to the Manager, and in certain instances, advisory fees paid by the Manager to its affiliates.

Each Portfolio may deviate from its asset allocation target and target investment percentages as a result of appreciation or depreciation of the equity securities holdings, alternative investment holdings, or fixed income securities holdings of the Underlying Portfolios or Underlying ETFs in which it invests. Each Portfolio has adopted certain policies to reduce the likelihood of such an occurrence. First, the Manager will rebalance each Portfolio’s holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its target allocations. Second, the Manager will not allocate any new investment dollars to any Underlying Portfolio or Underlying ETF that holds securities of a particular asset class or category whose maximum percentage has been exceeded. Third, the Manager will allocate new investment dollars on a priority basis to Underlying Portfolios or Underlying ETFs that hold securities of a particular asset class or category whose minimum percentage has not been achieved.

Hybrid Portfolios

Each allocation percentage for AXA/Horizon Small Cap Value Portfolio and AXA/Pacific Global Small Cap Value Portfolio (“Hybrid Portfolios”) is an asset allocation target established by FMG LLC intended to achieve the Hybrid Portfolio’s investment objective and may be changed without shareholder approval. Each Portion of a Hybrid Portfolio may deviate temporarily from its asset allocation target for defensive purposes, in response to large inflows or outflows of assets to and from the Hybrid Portfolio (e.g., in connection with asset allocation rebalancing transactions, reorganization transactions and separate account substitution transactions), or as a result of appreciation or depreciation of its holdings. FMG LLC rebalances each portion of the Hybrid Portfolio as it deems appropriate. To the extent that a Hybrid Portfolio is being rebalanced, experiences large inflows or outflows, or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategy.

Additional Strategies

The following provides additional information regarding the principal investment strategies discussed in “Comparison of Investment Objectives, Policies and Strategies,” in the Combined Proxy Statement/Prospectus and additional investment strategies that a Portfolio may employ in pursuing its investment objective. The Portfolios may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see each Portfolio’s respective Statement of Additional Information.

Acquired Portfolios (except for Pac Global Portfolio)

Cash and Short-Term Investments.    A Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of being allocated to an Underlying Portfolio or Underlying ETF) as deemed appropriate by the Manager. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited. A Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies by the 1940 Act. Generally, these securities offer less potential for gains than other securities.

Illiquid Securities.    Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Non-Traditional (Alternative) Investments.    Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Non-traditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Non-traditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, seeking excess returns that are not tied to traditional investment benchmarks (absolute return); taking both long and short positions in credit-sensitive securities (e.g., long/short credit); holding private securities instead of publicly traded securities (e.g., listed private equity); taking both long and short positions in futures contracts (e.g., managed futures); seeking to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, or other special situations (e.g., merger arbitrage); or using derivatives or hedging strategies. This approach also may involve investing in a variety of non-traditional (alternative) strategies (e.g., multi strategies). Many non-traditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.

Portfolio Turnover.    The Portfolios do not restrict the frequency of trading to limit expenses. A Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Temporary Defensive Investments.    For temporary defensive purposes in response to adverse market, economic, political or other conditions, a Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment objective. In addition, a Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities.    A Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Acquiring Portfolios (and Pac Global Portfolio)

Bank Loans.    A Portfolio may invest in bank loans. A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. A Portfolio may acquire a bank loan through a participation interest, which gives the Portfolio the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or through an assignment in which a Portfolio succeeds to the rights of the assigning lender and becomes a lender under the loan agreement. Bank loans are typically borrowers’ senior debt obligations and, as such, are considered to hold a senior position in the borrower’s capital structure. The senior capital structure position generally gives the holders of bank loans a priority claim on some or all of the borrower’s assets in the event of a default. In many situations, the assets or cash flow of the borrowing corporation, partnership or other business entity may serve as collateral for the bank loan. Bank loans may be issued in connection with acquisitions, refinancings, and recapitalizations.

Cash Management.    Each Portfolio may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies. Generally, these securities offer less potential for gains than other types of securities.

Convertible Securities.    Certain Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is a generally a bond, preferred stock or other security that may be converted within a specified period of time and at a prestated price or formula into the common stock of the same or a different issuer. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its senior debt obligations. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Currency.    A Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. Forward foreign currency exchange contracts (“forward contract”) are a type of derivative that may be utilized by a Portfolio. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives.    Each Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps (including interest rate swaps, total return swaps, currency swaps and credit default swaps) and forward contracts, and structured securities, including forward currency contracts, are examples of derivatives in which a Portfolio may invest. A Portfolio that engages in derivatives transactions may maintain a significant percentage of its assets in cash and cash equivalent instruments, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Equity Securities.    Certain Portfolios, including certain Portfolios that invest primarily in debt securities, may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.

Exchange Traded Funds.    A Portfolio may invest in ETFs. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, each ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, each ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. By investing in a Portfolio that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses.

Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs.

Fixed Income Securities.    Each Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

Foreign Securities.    Certain Portfolios may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Futures.    A Portfolio may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Portfolio will invest are highly standardized contracts that typically trade on futures exchanges.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund’s access to other assets held to cover its futures positions could also be impaired.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded. While the use of futures contracts may involve the use of leverage, the Portfolio generally does not intend to use leverage to increase its net exposure to debt securities above approximately 100% of the Portfolio’s net asset value or below 0%.

Illiquid Securities.    Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Inflation-Indexed Bonds.    A Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income to an investing Portfolio, which generally must distribute the amount of that income for federal income tax purposes, even though it does not receive the principal until maturity.

Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the relevant index (e.g., the Bloomberg Barclays World Government Inflation-Linked Index (hedged)) will be calculated using the same conversion factors.

Inverse Floaters.    A Portfolio may invest in inverse floaters. Inverse floaters are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities.

Investment Grade Securities.    A Portfolio may invest in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable Sub-Adviser to be of comparable quality. Securities with lower investment grade ratings, while normally exhibiting adequate protection parameters, and may possess certain speculative characteristics as well. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Large-Cap Companies.    A Portfolio may invest in the securities of large-cap companies. These companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes.

Loan Participations and Assignments.    Certain Portfolios may invest in loan participations and assignments. These investments are typically secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions, and may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

Mid-Cap, Small-Cap and Micro-cap Companies.    Each Portfolio may invest in the securities of mid-, small- and micro-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management group. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Mortgage- and Asset-Backed Securities.    A Portfolio may invest in mortgage- and asset-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Non-Investment Grade Securities.    Certain Portfolios, including Portfolios that invest primarily in equity securities, may invest in below investment grade debt securities. Securities rated below investment grade (i.e., BB or lower by S&P or Fitch, Inc. (“Fitch”), Ba or lower by Moody’s or determined by the applicable Sub-Adviser to be of comparable quality) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade debt securities, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value.

Options.    A Portfolio may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs tracking certain securities indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, the Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

Portfolio Turnover.    The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Preferred Stocks.    A Portfolio may invest in preferred stock. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.

Real Estate Investment Trusts (“REITs”).    Certain Portfolios may invest in REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate and are defined by U.S. tax laws. REITs are not subject to U.S. corporate income tax, provided they comply with a number of Internal Revenue Code requirements, including distributing a significant portion of their net income to shareholders. Various other countries have also adopted REIT-like structures that receive comparable tax treatment, provided certain requirements are met.

Securities of Other Investment Companies.    Certain Portfolios may invest in the securities of other investment companies, including ETFs, to the extent permitted by applicable law. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the 1940 Act, which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios may rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. A Portfolio that invests in other investment companies indirectly bears the fees and expenses of those investment companies.

Short Sales.    A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Swaps.    A Portfolio may engage in swap transactions. Swap contracts are derivatives in the form of a contract or other similar instrument that is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, total return on equity securities, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).

Temporary Defensive Investments.    For temporary defensive purposes in response to adverse market, economic, political or other conditions, a Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment objective. In addition, a Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities.    A Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of a Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different risks. Some of the risks, including principal risks, of investing in the Portfolios are discussed below. However, other factors may also affect a Portfolio’s investment results. There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

General Risks of the Portfolios and the Underlying Portfolios and Underlying ETFs

Each Portfolio and each of the Underlying Portfolios and Underlying ETFs may be subject to certain general investment risks, as discussed below. In this section, the term “Portfolio” may include a Portfolio, an Underlying Portfolio, an Underlying ETF, or all of the above.

Sub-Adviser Selection Risk:    The risk that the Manager’s process for selecting or replacing an investment sub-adviser (“Sub-Adviser”) and its decision to select or replace a Sub-Adviser does not produce the intended results.

Affiliated Portfolio Risk:    In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating a Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. A Portfolio investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, an Underlying Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such a Portfolio. These inflows and outflows may be frequent and could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s net asset value and performance and could cause an Underlying Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for an Underlying Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s ability to meet shareholder redemption requests or could limit an Underlying Portfolio’s and, in turn, a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Manager also may be subject to potential conflicts of interest in selecting shares of Underlying Portfolios for redemption. In addition, these inflows and outflows could increase an Underlying Portfolio’s and, in turn, a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause an Underlying Portfolio’s and, in turn, a Portfolio’s, actual expenses to increase, or could result in an Underlying Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Underlying Portfolio’s and, in turn, a Portfolio’s expense ratio. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is in the best interest of that Portfolio and Underlying Portfolio and that is consistent with its investment objective, policies, and strategies.

Asset Class Risk:    There is the risk that the returns from the asset classes, or types of securities, in which a Portfolio invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

Cash Management Risk:    Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, a Portfolio may maintain cash and cash equivalent positions to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, a Portfolio may maintain cash balances, including foreign currency balances, which may be significant with counterparties such as the Trust’s custodian or its affiliates. A Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Counterparty Risk:    If an Underlying Portfolio or Underlying ETF concentrates in a particular market, industry, group of industries, country, region, group of countries, asset class or sector, that Underlying Portfolio or Underlying ETF may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, an Underlying Portfolio or Underlying ETF that concentrates in a single market, industry, group of industries, country, region, group of countries, asset class or sector may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

Cybersecurity and Operational Risk:    A Portfolio, its service providers, and third party fund distribution platforms, and your ability to transact with a Portfolio, may be negatively impacted due to operational risks arising from, among other problems, systems and technology disruptions or failures, or cybersecurity incidents. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Portfolio or its shareholders. The Manager, through its monitoring and oversight of Portfolio service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Manager, Portfolio service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect a Portfolio or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which a Portfolio invests, leading to significant loss of value.

Derivatives Risk:    A derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or an Adviser’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly in value than other investments and may reduce a Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a Portfolio, especially in abnormal market conditions. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to a Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close-out a derivatives position could expose a Portfolio to losses and could make such derivatives more difficult for a Portfolio to value accurately. Assets segregated to cover these transactions may decline in value and may become illiquid. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, derivatives traded over-the-counter do not benefit from the protections provided by exchanges in the event that a counterparty is unable to fulfill its contractual obligation. Such over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that a Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a Portfolio realizes from its investments. As a result, a larger portion of a Portfolio’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by a Portfolio. There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap.” In particular, the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by a Portfolio more costly, and may otherwise adversely impact the performance and value of derivatives. Under the Dodd-Frank Act, a Portfolio also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. Other future regulatory developments may also impact a Portfolio’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Portfolio itself is regulated. The Manager cannot predict the effects of any new governmental regulation that may be implemented on the ability of a Portfolio to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment objective.

Exchange-Traded Funds (“ETFs”):    A Portfolio may invest in ETFs. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, each ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, each ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. By investing in a Portfolio that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which a Portfolio invests in addition to a Portfolio’s direct fees and expenses.

Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, a Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs.

Futures Contract Risk:    The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and a Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject a Portfolio to leveraging risk.

Index Strategy Risk:    A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Insurance Fund Risk:    The Portfolios are available through Contracts offered by insurance company affiliates of the Manager, and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Manager’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Manager may be subject to potential conflicts of interest in connection with providing advice to, or developing strategies and models used to manage, a Portfolio (e.g., with respect to the allocation of assets among Underlying Portfolios or between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio). The performance of a Portfolio may impact the obligations and financial exposure of the Manager’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer s Portfolio as an investment option and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Manager’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The performance of a Portfolio also may adversely impact the value of Contracts that offer a Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of a Portfolio and that is consistent with a Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Investment Style Risk:    An Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of a Portfolio’s share price. Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of a Portfolio’s share price.

Issuer-Specific Risk:    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Leveraging Risk:    When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it takes a short position, engages in derivatives transactions, invests collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair a Portfolio’s ability to pursue its objectives. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because a Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of a Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of a Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, a Portfolio may experience substantial losses. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

Liquidity Risk:    The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, or possibly requiring a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations, which may require a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations and may result in a loss or may be costly to a Portfolio. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Judgment plays a greater role in pricing illiquid investments than it does in pricing investments having more active markets and there is a greater risk that the investments may not be sold for the price at which a Portfolio is carrying them. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Market Risk:    The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Multiple Adviser Risk:    A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of a Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating a Portfolio’s assets to Advisers and its selection and oversight of the Advisers. Because each Adviser manages its allocated portion of a Portfolio independently from another Adviser, the same security may be held in different portions of a Portfolio, or may be acquired for one portion of ta Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of a Portfolio. Because each Adviser directs the trading for its own portion of a Portfolio, and does not aggregate its transactions with those of the other Adviser, a Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among a Portfolio’s Advisers in a manner that it believes is consistent with achieving a Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating a Portfolio’s assets among Advisers, including affiliated Advisers, because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

Non-Diversification Risk:    A non-diversified portfolio’s greater investment in a single issuer or a few issuers makes the portfolio more susceptible to adverse events impacting those issuers. A decline in the value of or default by a single security in a non-diversified portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

Options:    A Portfolio may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs tracking certain securities indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in a Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, a Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, a Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

Portfolio Management Risk:    The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results.

Portfolio Turnover Risk:    High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Recent Market Conditions Risk:    The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, continues to affect global economies and financial markets. The crisis and its after-effects have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. As a result, investors in many types of securities, including, but not limited to, mortgage-backed, asset-backed, and corporate debt securities, have and may continue to experience losses. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Over the past several years and continuing into the present, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow economies. The ultimate effect of these efforts is not yet known. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. A change in or withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The Dodd-Frank Act initiated a dramatic revision of the U.S. financial regulatory framework that is expected to continue to unfold over several years. As a result, the impact of U.S. financial regulation and the practical implications for market participants may not be fully known for some time. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

Redemption Risk:    A Portfolio may experience periods of heavy redemptions that could cause a Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance. Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Regulatory Risk:    The Manager is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. The Manager also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, and, due to a Portfolio’s use of derivatives, serves as a CPO with respect to a Portfolio. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs, which may be borne by a Portfolio and may affect Portfolio returns.

Repurchase Agreements Risk:    A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from a Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, a Portfolio might incur a loss. If the seller declares bankruptcy, portfolio may not be able to sell the security at the desired time.

Risk Management:    The Manager and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing a Portfolio’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Portfolio’s exposure to such events; at best, it can only reduce the possibility that a Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to a Portfolio’s investment program. While the prospectus describes material risk factors associated with a Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Manager or Sub-Advisers will identify all of the risks that might affect a Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce a Portfolio’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Risks Related to Investments in Underlying Portfolios and Underlying ETFs:    A Portfolio will indirectly bear the fees and expenses paid by the Underlying Portfolios and Underlying ETFs in which it invests, in addition to a Portfolio’s direct fees and expenses. The cost of investing in a Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, a Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. A Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios and Underlying ETFs invest and the ability of a Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. A Portfolio, Underlying Portfolios and Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in equity securities, fixed income securities and/or foreign securities, a Portfolio is subject to the risks associated with investing in such securities. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with a Portfolio correlates to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which ta Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary.

Sector Concentration Risk:    To the extent a Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk:    For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Securities Selection Risk:    The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform the markets, its benchmark index(es) or other funds with the same objective or in the same asset class.

Short Position Risk:    A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased plus any premiums or interest paid to the third party. Short positions may be considered speculative transactions and involve special risks that could increase losses or reduce gains. Short sales involve greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, which creates special risks. A Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing a Portfolio’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short are returned to the lender on short notice. If this happens, a Portfolio may have to buy the securities sold short at an unfavorable price. When a Portfolio is selling stocks short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Portfolio may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Portfolio’s ability to pursue other opportunities as they arise.

Swaps:    A Portfolio may engage in swap transactions. Swap contracts are derivatives in the form of a contract or other similar instrument that is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, total return on equity securities, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).

Tax Risk:    The risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Portfolio’s taxable income or gains and distributions.

Risks of Equity Investments

Each Portfolio may invest a portion of its assets in Underlying Portfolios or Underlying ETFs that emphasize investments in equity securities or other equity instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risk and rewards of equity securities or other equity instruments. The risks of investing in equity securities or other equity instruments may include:

Convertible Securities Risk:    The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, a Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which mean that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent a Portfolio invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities are normally “junior” securities which mean an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and a Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Equity Risk:    In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Equity securities generally have greater price volatility than fixed income securities.

Financial Services Sector Risk:    To the extent a Portfolio invests in the financial services sector, the value of a Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing in a diversified portfolio of securities.

Focused Portfolio Risk:    A Portfolio that employs a strategy of investing in the securities of a limited number of companies, some of which may be in the same industry, including a Portfolio that is classified as “diversified”, may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on a Portfolio’s net asset value. Further, such a Portfolio may be more sensitive to events affecting a single industry. The use of such a focused investment strategy may increase the volatility of a Portfolio’s investment performance, as a Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a Portfolio that is more broadly invested.

Initial Public Offering (“IPO”) Risk:    Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. Therefore, a Portfolio may hold IPO shares for a very short period of time. At any particular time or from time to time, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to a Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. The impact of IPOs on a Portfolio’s performance will likely decrease as a Portfolio’s asset size increases, which could reduce a Portfolio’s returns. There is no guarantee that as a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in profitable IPOs.

Large-Cap Company Risk:    Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Listed Private Equity Company Risk:    Listed private equity companies may include, among other companies, business development companies, publicly traded limited partnership interests, publicly traded venture capital funds, publicly traded private equity funds, publicly traded financial institutions that lend capital to or invest in privately held companies, and any other publicly traded vehicle whose purpose is to invest in privately held companies. Depending on their underlying investments, listed private equity companies are subject to various risks, which may include, but are not limited to, additional liquidity risk, industry risk, foreign securities risk, currency risk, valuation risk, credit risk, managed portfolio risk and derivatives risk. Generally, little public information exists for privately held companies, and there is a risk that investors may not be able to make a fully informed investment decision. Investing in less mature privately held companies involves greater risk than investing in well-established, publicly-traded companies.

Mid-Cap, Small-Cap and Micro-Cap Company Risk:    A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small- and micro-capitalization companies than for mid-capitalization companies.

Real Estate Investing Risk:    A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and a portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small- and micro-capitalization companies than for mid-capitalization companies.

Special Situations Risk:    A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as acquisitions, mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or an acquisition, a merger, consolidation, liquidation, restructuring, bankruptcy or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during a Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that an Adviser’s strategies fail to identify companies for investment by a Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes longer time to close than an Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return.

Unseasoned Companies Risk:    These are companies that have been in operation less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Risks of Fixed Income Investments

Each Portfolio may invest a portion of its assets in Underlying Portfolios or Underlying ETFs that invest primarily in debt securities or other debt instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds or other debt instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed and asset-backed securities, securities issued by the U.S. government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as described in each Underlying Portfolio’s or Underlying ETF’s investment strategies. In addition to bonds, debt securities also include money market instruments. The risks of investing in fixed income securities or other fixed income instruments may include:

Banking Industry Sector Risk:    To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment.

Collateralized Loan Obligations Risk:    In addition to the typical risks associated with fixed income securities discussed elsewhere in this Prospectus (e.g., interest rate risk and credit risk), collateralized loan obligations (“CLOs”) carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that a Portfolio may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Credit Risk:    The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security held by a Portfolio may decrease its value. When a fixed income security is not rated, an Adviser may have to assess the risk of the security itself. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a Portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Portfolios themselves.

Distressed Companies Risk:    A Portfolio may invest in distressed securities, including loans, bonds and notes, many of which are not publicly traded and that may involve a substantial degree of risk. Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Distressed securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities or other instruments. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may be changing rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. A Portfolio may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than a Portfolio’s original investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Floating Rate Loan Risk:    Floating rate loans generally are subject to restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized, and can decline significantly in value.

Inflation-Indexed Bonds Risk:    Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, a Portfolio may have no income at all from such investments

Interest Rate Risk:    The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. During periods of falling interest rates, an issuer of a callable bond may “call” or repay a security before its stated maturity and a Portfolio may have to reinvest the proceeds at lower interest rates, resulting in a decline in Portfolio income. Conversely, when interest rates rise, certain obligations will be paid off by the issuer more slowly than anticipated, causing the value of these obligations to fall. Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Preferred stocks may also be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally decline. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When a Portfolio holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a Portfolio’s shares. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). When the Federal Reserve raises the federal funds rate, interest rates are expected to rise. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Inverse Floaters Risk:    Inverse floaters, which are fixed income securities with a floating or variable rate of interest (i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals), may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Grade Securities Risk:    Debt securities generally are rated by national bond ratings agencies. A Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s or, if unrated, are deemed to be of comparable quality by an Adviser. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may possess certain speculative characteristics as well.

Loan Risk:    Loan interests are subject to liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and a Portfolio may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of a Portfolio’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. In addition, liquidity risk may be more pronounced for a Portfolio investing in loans because certain loans may have a more limited secondary market. These loans may be difficult to value. Loan interests may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Portfolio to liquidate other securities to meet redemptions and may present a risk that a Portfolio may incur losses in order to timely honor redemptions.

Money Market Risk:    Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation.

Mortgage-Backed and Asset-Backed Securities Risk:    The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. An increased rate of prepayments on a Portfolio’s mortgage-backed and asset-backed securities will result in an unforeseen loss of interest income to a Portfolio as a Portfolio may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed and asset-backed securities do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. This is known as extension risk. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. Moreover, declines in the credit quality of and defaults by the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, a Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to a Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Non-Investment Grade Securities Risk:    Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s) or, if unrated, deemed to be of comparable quality by an Adviser are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment. Because of the risks involved in investing in below investment grade securities, an investment in a Portfolio that invests substantially in such securities should be considered speculative. “Junk bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of a Portfolio’s assets. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Prepayment and Extension Risk:    Prepayment risk is the risk that the principal on securities held by a Portfolio may be paid off by the issuer more quickly than originally anticipated, and a Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Extension risk is the risk that the principal on securities held by a Portfolio may be paid off by the issuer more slowly than originally anticipated. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the potential for price declines. The prices of variable and floating rate securities (including loans) can be less sensitive to prepayment risk.

Preferred Stock Risk:    Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Preferred stock also may be less liquid than common stock. To the extent that a Portfolio invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of a Portfolio’s investments to decline.

Sovereign Debt Risk:    Sovereign debt investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt for a variety of reasons including, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. In addition, there are generally no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt obligations may be collected and there may be few or no effective legal remedies for collecting on such debt. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Unrated Debt Securities Risk:    Unrated debt securities determined by an Adviser to be of comparable quality to rated securities may be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

U.S. Government Securities Risk:    A Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the U.S. are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate due to changing interest rates, among other factors. Notwithstanding that these securities are backed by the full faith and credit of the U.S., circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a Portfolio. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future.

Zero Coupon and Pay-in-Kind Securities Risk:    A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risks of Foreign Securities Investments

Each Portfolio may invest a varying portion of its assets in Underlying Portfolios and Underlying ETFs that invest primarily in foreign securities or other foreign instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risk and rewards of foreign securities or other foreign instruments. The following is a more detailed description of the primary risks of investing in foreign securities and other foreign instruments:

Foreign Securities Risk:    Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investing in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision and regulation than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities. Securities issued by U.S. entities with substantial foreign operations can involve risks relating to conditions in foreign countries. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries, which could adversely affect the value of a Portfolio’s investments.

Currency Risk:    Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk:    Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk:    Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private countries. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. A Portfolio may not know the identity of trading counterparties, which may increase the possibility of a Portfolio not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets.

European Economic Risk:    The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires Eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In addition, one or more members could abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Geographic Concentration Risk:    A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on a Portfolio’s investment performance and that a Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

International Fair Value Pricing Risk:    An Underlying Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Underlying Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Underlying Portfolio’s net asset value might be diluted. An Underlying Portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the board of trustees believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Underlying Portfolio’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement an Underlying Portfolio’s investment strategy (e.g., reducing the volatility of a Portfolio’s share price) or achieve its investment objective.

Political/Economic Risk:    Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk:    Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for a Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk:    Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be un-invested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, a Portfolio could be liable for any losses incurred.

Transaction Costs Risk:    The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Risks of Alternative Investments

Each Portfolio may invest in certain Underlying Portfolios and Underlying ETFs that invest in alternative investments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to the extent of a Portfolio’s investment, on the risks and rewards of alternative investments. Alternative investments may use a different approach to investing than do traditional investments (such as equity or fixed income investments) and, as a result, may have different characteristics and risks than do traditional investments. Alternative investments may be less liquid, particularly in periods of stress, more complex and less transparent, and may have more complicated tax profiles than traditional investments. The use of alternative investments may not achieve the desired effect.

The following is a more detailed description of the primary risks of investing in alternative investments. In addition to the risks specific to alternative investments, the Underlying Portfolios and Underlying ETFs that invest in alternative investments may be subject to the risks associated with equity, fixed income and foreign investments, certain of which are discussed earlier in this Prospectus. Certain risks discussed below also may apply to Underlying Portfolios and Underlying ETFs that do not invest in alternative investments. An Underlying Portfolio and Underlying ETF may be subject to certain additional risks as discussed in its prospectus.

Commodity Price Volatility Risk:    Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

Commodity Risk:    Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods and weather, livestock disease and embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices. No active trading market may exist for certain commodities investments. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of a commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index of investment. Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may adversely affect a Portfolio’s performance. Although investments in commodities may move in different directions than traditional equity securities and debt instruments, when the value of those traditional investments is declining due to adverse economic conditions, there is no guarantee that commodities will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of traditional equity securities and debt instruments.

Concentration Risk:    If an Underlying Portfolio or Underlying ETF concentrates in a particular market, industry, group of industries, country, region, group of countries, asset class or sector, that Underlying Portfolio or Underlying ETF may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, an Underlying Portfolio or Underlying ETF that concentrates in a single market, industry, group of industries, country, region, group of countries, asset class or sector may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

Energy Sector Risk:    The energy sector is cyclical and highly dependent on commodities prices, and the market values of companies in the energy sector could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact to a Portfolio’s holdings and the performance of a Portfolio.

Infrastructure Sector Risk:    Companies in the infrastructure industry may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

Infrastructure issuers can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products. In addition, infrastructure companies may be adversely affected by government regulation or world events (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social or labor unrest, or violence) in the regions in which the companies operate. Infrastructure companies may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. In addition, the failure of an infrastructure company to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure companies may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts. Infrastructure-related securities may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Natural Resources Sector Risk:    The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals.

Oil and Gas Sector Risk:    The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration, and production spending. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation, as well as negative publicity and perception. Companies in the oil and gas sector may be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, and world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest.) Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Precious Metals Risk:    Precious metals, such as gold and silver, generate no interest or dividends, and the return from investments in such precious metals will be derived solely from the gains and losses realized upon sale. Prices of precious metals may fluctuate, sharply or gradually, and over short or long periods of time. The prices of precious metals may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, changes in industrial and commercial demand, developments in the precious metals mining industries, precious metals sales by governments, central banks or international institutions, investment speculation, hedging activity by producers, currency exchange rates, interest rates, and monetary and other economic policies of various governments. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, such investments may be particularly susceptible to political, economic and environmental conditions and events in those countries.

Sales by the Official Sector Risk:    A significant portion of the aggregate world gold holdings is owned by governments, central banks and related institutions. If one or more of these institutions decides to sell in amounts large enough to cause a decline in world gold prices, the price of an Underlying ETF that invests in gold will be adversely affected.

Utilities Sector Risk:    The utilities sector in general is subject to significant governmental regulation and review, which may result in limitations or delays with regard to changes in the rates that companies in this sector charge their customers. Other risk factors that may affect utility companies include the risk of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and safety regulations; difficulties in obtaining natural gas or other key inputs; risks related to the construction and operation of power plants; the effects of energy conservation and the effects of regulatory changes. Any of these factors could result in a material adverse impact on the Underlying ETF’s portfolio securities and the performance of the Underlying ETF.

APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

OF PORTFOLIOS OF EQ TRUST

As of November 30, 2016, to EQ Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class IA, Class IB, or Class K shares of an Acquiring Portfolio.

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

ALLIANCE FOR DENTAL CARE PLLC 40 WINTER ST STE 201 ROCHESTER, NH 03867-313	All Asset Growth — Alt 20 Portfolio — Class K	20.82

CASHION DENTAL PA 2232 ROCKINGHAM LOOP COLLEGE STA, TX 77845-485	All Asset Growth — Alt 20 Portfolio — Class K	5.1

DEREK P. CIMLER, D.D.S. 46 NEW HAVEN RD VERGENNES, VT 05491-133	All Asset Growth — Alt 20 Portfolio — Class K	6.3

MOYES-IVERSON DENTAL, LLC 1770 COMBE RD # B OGDEN, UT 84403-517	All Asset Growth — Alt 20 Portfolio — Class K	37.94

Charter Multi Sector Bond	AXA/Double Line Opportunistic Core Plus Bond Portfolio — Class K	15.67

THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	AXA/Horizon Small Cap Value Portfolio — Class B	68.54

AXA Moderate Allocation	AXA/Horizon Small Cap Value Portfolio — Class K	19.73

AXA Moderate-Plus Allocation	AXA/Horizon Small Cap Value Portfolio — Class K	27.34

AXA Aggressive Allocation	AXA/Horizon Small Cap Value Portfolio — Class K	9.70

Charter Multi Sector Bond	EQ/PIMCO Global Real Return Portfolio — Class K	36.12

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

Charter Conservative	EQ/PIMCO Global Real Return Portfolio — Class K	5.97

All Asset Moderate Growth — Alt 15	EQ/PIMCO Global Real Return Portfolio — Class K	7.04

All Asset Growth — Alt 20	EQ/PIMCO Global Real Return Portfolio — Class K	34.88

As of November 30, 2016, to EQ Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class IB or Class K shares of an Acquired Portfolio.

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

DANIEL T. NOVAK PS PLAN 2833 QUAKER VALLEY RD NEW PARIS, PA 15554-862	All Asset Aggressive — Alt 25 Portfolio — Class K	5.77

GREGORY D. LISKA DDS AND DARREN 1025 EVERGREEN LN N PLYMOUTH, MN 55441-486	All Asset Aggressive — Alt 25 Portfolio — Class K	11.88

JEFFREY D. JACOBSON, DDS 1024 COLINGTON RD # 1 KILL DEVIL HL, NC 27948-801	All Asset Aggressive — Alt 25 Portfolio — Class K	22.6

SERGE PAPIERNIK, D.D.S., P.A. 9350 S DIXIE HWY STE 920 MIAMI, FL 33156-299	All Asset Aggressive — Alt 25 Portfolio — Class K	15.44

AARON M ATWOOD 15 UNION ST APT 3 CHARLESTOWN, MA 02129	All Asset Aggressive — Alt 50 Portfolio — Class B	6.53

JOSEPH K EDSON 15743 FIRE LIGHT PL MOSELEY, VA 23120	All Asset Aggressive — Alt 50 Portfolio — Class B	5.42

RICHARD HSU 160 SANTIAGO AVE RUTHERFORD, NJ 07070	All Asset Aggressive — Alt 50 Portfolio — Class B	8.68

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

DIANE K UEBELHOER 8425 HASTA COURT FORT WAYNE, IN 46815	All Asset Aggressive — Alt 50 Portfolio — Class B	7.06

RICHARD A FENNESSY 1037 COLONY DR CRYSTAL LAKE, IL 60014	All Asset Aggressive — Alt 50 Portfolio — Class B	5.36

FIONA H FORREST 4026 LA JOLLA VILLAGE DR SAN DIEGO, CA 92037	All Asset Aggressive — Alt 50 Portfolio — Class B	15.81

AKEMI UYEMA 2305 W 165TH ST TORRANCE, CA 90504	All Asset Aggressive — Alt 50 Portfolio — Class B	11.53

STEPHEN UNGER 6178 VISTA LINDA LN BOCA RATON, FL 33433	All Asset Aggressive — Alt 75 Portfolio — Class B	12.32

CHER TRUST DTD 10/09 CHARLOTTE D BO 454 W CITATION LANE TEMPE, AZ 85284	All Asset Aggressive — Alt 75 Portfolio — Class B	7.09

BILL J REED 2881 KENDRICK STREET GOLDEN, CO 80401	All Asset Aggressive — Alt 75 Portfolio — Class B	14.08

KEVIN E DUPREE 5815 OUTLOOK MISSION, KS 66202	All Asset Aggressive — Alt 75 Portfolio — Class B	10.99

MS JULIA J LEI 1880 HOVENWEEP ST HENDERSON, NV 89052-7008	AXA/Pacific Global Small Cap Value Portfolio — Class B	6.30

THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	AXA/Pacific Global Small Cap Value Portfolio — Class B	52.94

PRINCETON CITY SCHOOL DISTRICT 3900 COTTINGHAM DR CINCINNATI, OH 45241-1616	AXA/Pacific Global Small Cap Value Portfolio — Class B	7.35

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

MISS SYLVIA EWING 5216 4TH STREET NE UNIT 201 WASHINGTON, DC 20011-6352	AXA/Pacific Global Small Cap Value Portfolio — Class B	6.18

Charter Small Cap Value	AXA/Pacific Global Small Cap Value Portfolio — Class K	39.54

AXA Moderate Allocation	AXA/Pacific Global Small Cap Value Portfolio — Class K	18.15

AXA Moderate Plus Allocation	AXA/Pacific Global Small Cap Value Portfolio — Class K	29.59

AXA Aggressive Allocation	AXA/Pacific Global Small Cap Value Portfolio — Class K	10.18

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

OF PORTFOLIOS OF VIP TRUST

As of November 30, 2016, to VIP Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class B shares of an Acquiring Portfolio.

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

WILLIAM C WISWELL W4812 OVERLOOK DR ELKHORN, WI 53121	CharterSM Moderate Portfolio — Class B	16.06

As of November 30, 2016, to VIP Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class B shares of an Acquired Portfolio.

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

CHRISTINE LEFKOWITZ 516 HARBOR RD COLD SPRING HARBOR, NY 11724	CharterSM Income Strategies Portfolio — Class B	6.63

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

LVG TST DTD 7/17/07 ESTHER R HEIME 21 SUNCREST DRIVE DIX HILLS, NY 11746	CharterSM Income Strategies Portfolio — Class B	5.90

MARIANNE ZITELLA 726 LOMBARD RD ADDISON, IL 60101	CharterSM Interest Rate Strategies Portfolio — Class B	5.53

JANE ALPERT 177 BLACKWOOD LANE STAMFORD, CT 06903	CharterSM International Moderate Portfolio — Class B	8.08

MARIANGELA FILIPPELLI 12067 APOLLO DR N ROYALTON, OH 44133	CharterSM International Moderate Portfolio — Class B	8.85

BILL J REED 2881 KENDRICK STREET GOLDEN, CO 80401	CharterSM International Moderate Portfolio — Class B	10.68

YOLANDA M CELLUCCI 125 COOLIDGE AVE APT 809 WATERTOWN, MA 02472-2875	CharterSM Real Assets Portfolio — Class B	5.66

LOUISE A EVANS 511 BOGGSTON AVE PITTSBURGH, PA 15210	CharterSM Real Assets Portfolio — Class B	5.43

CHER TRUST DTD 10/09 CHARLOTTE D BO 454 W CITATION LANE TEMPE, AZ 85284	CharterSM Real Assets Portfolio — Class B	5.20

STATEMENT OF ADDITIONAL INFORMATION

February [21], 2017

EQ ADVISORS TRUST

All Asset Aggressive-Alt 25 Portfolio

All Asset Aggressive-Alt 50 Portfolio

All Asset Aggressive-Alt 75 Portfolio

AXA/Pacific Global Small Cap Value Portfolio,

each a series of EQ Advisors Trust and

AXA PREMIER VIP TRUST

CharterSM Alt 100 Moderate Portfolio

CharterSM Income Strategies Portfolio

CharterSM Interest Rate Strategies Portfolio

CharterSM Real Assets Portfolio,

each a series of AXA Premier VIP Trust

(each, an “Acquired Portfolio” and together, the “Acquired Portfolios”)

AND

EQ ADVISORS TRUST

All Asset Growth-Alt 20 Portfolio

AXA/DoubleLine Opportunistic Core Plus Bond Portfolio

EQ/PIMCO Global Real Return Portfolio

AXA/Horizon Small Cap Value Portfolio,

each a series of EQ Advisors Trust

(each, an “Acquiring Portfolio” and together, the “Acquiring Portfolios”)

1290 Avenue of the Americas

New York, New York 10104

(877) 222-2144

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
All Asset Aggressive-Alt 25 Portfolio All Asset Aggressive-Alt 50 Portfolio All Asset Aggressive-Alt 75 Portfolio CharterSM Alt 100 Moderate Portfolio	All Asset Growth-Alt 20 Portfolio
CharterSM Income Strategies Portfolio CharterSM Interest Rate Strategies Portfolio	AXA/DoubleLine Opportunistic Core Plus Bond Portfolio
CharterSM Real Assets Portfolio	EQ/PIMCO Global Real Return Portfolio
AXA/Pacific Global Small Cap Value Portfolio	AXA/Horizon Small Cap Value Portfolio

This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of each Acquired Portfolio into the corresponding Acquiring Portfolio under which the Acquiring Portfolio would acquire all of the assets of the Acquired Portfolio in exchange solely for shares of the Acquiring Portfolio and that Acquiring Portfolio’s assumption of all of the corresponding Acquired Portfolio’s liabilities (the “Reorganizations”). This SAI is available to owners of and participants in variable life insurance contracts and variable annuity contracts and certificates (the “Contracts”) with amounts allocated to an Acquired Portfolio and to other shareholders of the Acquired Portfolios as of December 31, 2016.

This SAI is not a prospectus. A Combined Proxy Statement and Prospectus dated February [21], 2017 relating to the Reorganizations (the “Combined Proxy Statement/Prospectus”) may be obtained, without charge, by writing to EQ Advisors Trust (“EQ Trust”) or AXA Premier VIP Trust (“VIP Trust”) at 1290 Avenue of the Americas, New York, New York 10104 or calling [1-877-522-5035]. This SAI should be read in conjunction with the Combined Proxy Statement/Prospectus.

1

Contents of the SAI

This SAI consists of the cover page, the information set forth below, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

With respect to the reorganization of the All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, and All Asset Aggressive-Alt 75 Portfolio, each a series of EQ Trust, merging into All Asset Growth- Alt 20 Portfolio, a series of EQ Trust; and AXA/Pacific Global Small Cap Value Portfolio, a series of EQ Trust, merging into AXA/Horizon Small Cap Value Portfolio, a series of EQ Trust.

The combined Statement of Additional Information of EQ Trust dated May 1, 2016, as supplemented, with respect to the All Asset Growth-Alt 20 Portfolio and AXA/Horizon Small Cap Value Portfolio, each an Acquiring Portfolio, and the All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, All Asset Aggressive-Alt 75 Portfolio, and AXA/Pacific Global Small Cap Value Portfolio, each an Acquired Portfolio (File Nos. 333-17217 and 811-07953).

The Statement of Additional Information includes information about EQ Trust’s other portfolios that is not relevant to the Reorganizations. Please disregard that information.

The Annual Report to Shareholders of EQ Trust for the fiscal year ended December 31, 2015 with respect to the All Asset Growth-Alt 20 Portfolio and AXA/Horizon Small Cap Value Portfolio, each an Acquiring Portfolio, and the All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, All Asset Aggressive-Alt 75 Portfolio, and AXA/Pacific Global Small Cap Value Portfolio, each an Acquired Portfolio, which includes the Audited Financial Statements of EQ Trust for the fiscal year ended December 31, 2015 with respect to the aforementioned Acquiring and Acquired Portfolios.

The Semi-Annual Report to Shareholders of EQ Trust for the period ended June 30, 2016 with respect to the All Asset Growth-Alt 20 Portfolio and AXA/Horizon Small Cap Value Portfolio, each an Acquiring Portfolio, and the All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, All Asset Aggressive-Alt 75 Portfolio, and AXA/Pacific Global Small Cap Value Portfolio, each an Acquired Portfolio, which includes the Financial Statements of EQ Trust for the period ended June 30, 2016 with respect to the aforementioned Acquiring and Acquired Portfolios.

With respect to the reorganization of the CharterSM Alt 100 Moderate Portfolio, a series of VIP Trust, merging into All Asset Growth-Alt 20 Portfolio, a series of EQ Trust; the CharterSM Income Strategies Portfolio and CharterSM Income Strategies Portfolio, each a series of VIP Trust, merging into AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, a series of EQ Trust; and the CharterSM Real Assets Portfolio, a series of VIP Trust, merging into EQ/PIMCO Global Real Return Portfolio, a series of EQ Trust.

The combined Statement of Additional Information of EQ Trust dated May 1, 2016, as supplemented, with respect to the All Asset Growth-Alt 20 Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, and EQ/PIMCO Global Real Return Portfolio, each an Acquiring Portfolio (File Nos. 333-17217 and 811-07953).

The combined Statement of Additional Information of VIP Trust dated May 1, 2016, as supplemented, with respect to the CharterSM Alt 100 Moderate Portfolio, CharterSM Income Strategies Portfolio, CharterSM Interest Rate Strategies Portfolio, and CharterSM Real Assets Portfolio, each an Acquired Portfolio (File Nos. 333-70754 and 811-10509).

The Statements of Additional Information include information about EQ Trust’s and VIP Trust’s other portfolios that are not relevant to the Reorganizations. Please disregard that information.

The Annual Report to Shareholders of EQ Trust for the fiscal year ended December 31, 2015 with respect to the All Asset Growth-Alt 20 Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, and EQ/PIMCO Global Real Return Portfolio, each an Acquiring Portfolio, which includes the Audited Financial Statements of EQ Trust for the fiscal year ended December 31, 2015 with respect to the aforementioned Acquiring Portfolios.

The Annual Report to Shareholders of VIP Trust for the fiscal year ended December 31, 2015 with respect to the CharterSM Alt 100 Moderate Portfolio, CharterSM Income Strategies Portfolio, CharterSM Interest Rate Strategies Portfolio, and CharterSM Real Assets Portfolio, each an Acquired Portfolio, which includes Audited Financial Statements of VIP Trust for the fiscal year ended December 31, 2015, with respect to the aforementioned Acquired Portfolios.

The Semi-Annual Report to Shareholders of EQ Trust for the period ended June 30, 2016 with respect to the All Asset Growth-Alt 20 Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, and EQ/PIMCO Global Real Return Portfolio, each an Acquiring Portfolio, which includes the Financial Statements of EQ Trust for the period ended June 30, 2016 with respect to the aforementioned Acquiring Portfolios.

The Semi-Annual Report to Shareholders of VIP Trust for the period ended June 30, 2016 with respect to the CharterSM Alt 100 Moderate Portfolio, CharterSM Income Strategies Portfolio, CharterSM Interest Rate Strategies Portfolio, and CharterSM Real Assets Portfolio, each an Acquired Portfolio, which includes Financial Statements of VIP Trust for the period ended June 30, 2016 with respect to the aforementioned Acquired Portfolios.

2

Pro Forma Financial Information

All Asset Aggressive-Alt 50 Portfolio merging into All Asset Growth-Alt 20 Portfolio

In accordance with the instructions to Form N-14, pro forma financial information for the All Asset Aggressive-Alt 50 Portfolio (“Alt 50 Portfolio”) and the Alt 20 Growth Portfolio after giving effect to the Reorganization are not required to be included in this SAI because the net assets of the Alt 50 Portfolio within 30 days prior to the date of filing of the Combined Proxy Statement and Prospectus for the Reorganization are less than 10 percent of the net assets of the Alt 20 Growth Portfolio.

All Asset Aggressive-Alt 75 Portfolio merging into All Asset Growth-Alt 20 Portfolio

In accordance with the instructions to Form N-14, pro forma financial information for the All Asset Aggressive-Alt 75 Portfolio (“Alt 75 Portfolio”) and the Alt 20 Growth Portfolio after giving effect to the Reorganization are not required to be included in this SAI because the net assets of the Alt 75 Portfolio within 30 days prior to the date of filing of the Combined Proxy Statement and Prospectus for the Reorganization are less than 10 percent of the net assets of the Alt 20 Growth Portfolio.

CharterSM Alt 100 Moderate Portfolio merging into All Asset Growth-Alt 20 Portfolio

In accordance with the instructions to Form N-14, pro forma financial information for the CharterSM Alt 100 Moderate Portfolio (“Alt 100 Moderate Portfolio”) and the Alt 20 Growth Portfolio after giving effect to the Reorganization are not required to be included in this SAI because the net assets of the Alt 100 Moderate Portfolio within 30 days prior to the date of filing of the Combined Proxy Statement and Prospectus for the Reorganization are less than 10 percent of the net assets of the Alt 20 Growth Portfolio.

CharterSM Income Strategies Portfolio merging into

AXA/DoubleLine Opportunistic Core Plus Bond Portfolio

In accordance with the instructions to Form N-14, pro forma financial information for the CharterSM Income Strategies (“Income Strategies Portfolio”) and the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (“Opportunistic Portfolio”) after giving effect to the Reorganization are not required to be included in this SAI because the net assets of the Income Strategies Portfolio within 30 days prior to the date of filing of the Combined Proxy Statement and Prospectus for the Reorganization are less than 10 percent of the net assets of the Opportunistic Portfolio.

CharterSM Interest Rate Strategies Portfolio merging into

AXA/DoubleLine Opportunistic Core Plus Bond Portfolio

In accordance with the instructions to Form N-14, pro forma financial information for the CharterSM Interest Rate Strategies (“Interest Rate Strategies Portfolio”) and the Opportunistic Portfolio after giving effect to the Reorganization are not required to be included in this SAI because the net assets of the Interest Rate Strategies within 30 days prior to the date of filing of the Combined Proxy Statement and Prospectus for the Reorganization are less than 10 percent of the net assets of the Opportunistic Portfolio.

CharterSM Real Assets Portfolio merging into EQ/PIMCO Global Real Return Portfolio

In accordance with the instructions to Form N-14, pro forma financial information for the CharterSM Real Assets Portfolio (“Real Assets Portfolio”) and the EQ/PIMCO Global Real Return Portfolio (“Global Real Return Portfolio”) after giving effect to the Reorganization are not required to be included in this SAI because the net assets of the Real Assets Portfolio within 30 days prior to the date of filing of the Combined Proxy Statement and Prospectus for the Reorganization are less than 10 percent of the net assets of the Global Real Return Portfolio.

All Asset Aggressive-Alt 25 Portfolio merging into All Asset Growth-Alt 20 Portfolio

The following tables set forth the pro forma Portfolio of Investments as of June 30, 2016, the pro forma condensed Statement of Assets and Liabilities as of June 30, 2016, and the pro forma condensed Statement of Operations for the one year period ended June 30, 2016 for the All Asset Aggressive-Alt 25 Portfolio (“Alt-25 Portfolio”) and the All Asset Growth-Alt 20 Portfolio (“Growth-Alt 20 Portfolio”), as adjusted giving effect to the Reorganization.

The pro forma Portfolio of Investments contains information about the securities holdings of the combined Portfolio as of June 30, 2016, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions. Thus, it is expected that some of the Alt-25 Portfolio’s holdings may not remain at the time of the Reorganization. It is also expected that,

3

if the Reorganization is approved, the Alt-25 Portfolio’s holdings that are not compatible with the corresponding Growth-Alt 20 Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with the Growth-Alt 20 Portfolio’s investment objective and policies. The portion of the Alt-25 Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by AXA Equitable Funds Management Group, LLC, the Portfolios’ investment manager, of the compatibility of those holdings with the Growth-Alt 20 Portfolio’s portfolio composition, investment objective, and policies at the time of the Reorganization. The need for a Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

4

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2016

	All Asset Aggressive- Alt 25	All Asset Growth- Alt 20	All Asset Growth- Alt 20 Pro-forma	All Asset Aggressive- Alt 25	All Asset Growth- Alt 20	All Asset Growth- Alt 20 Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)
INVESTMENT COMPANIES:
AXA Natural Resources Portfolio‡	170,738	1,507,070	1,677,808	1,280,684	11,304,343	12,585,027
AXA Real Estate PLUS Portfolio‡	115,875	1,011,896	1,127,771	1,298,987	11,343,564	12,642,551
AXA/AB Small Cap Growth Portfolio‡	118,313	900,352	1,018,665	2,029,531	15,444,551	17,474,082
AXA/Loomis Sayles Growth Portfolio‡	162,948	2,184,565	2,347,513	1,045,947	14,022,480	15,068,427
EQ/BlackRock Basic Value Equity Portfolio‡	93,805	794,888	888,693	1,962,855	16,632,857	18,595,712
EQ/Boston Advisors Equity Income Portfolio‡	167,503	1,024,009	1,191,512	967,762	5,916,288	6,884,050
EQ/Emerging Markets Equity PLUS Portfolio‡	126,578	1,091,902	1,218,480	992,705	8,563,373	9,556,078
EQ/GAMCO Mergers and Acquisitions Portfolio*‡	112,194	1,019,060	1,131,254	1,471,121	13,362,201	14,833,322
EQ/GAMCO Small Company Value Portfolio‡	28,759	291,726	320,485	1,500,585	15,221,916	16,722,501
EQ/Global Bond PLUS Portfolio‡	79,837	2,432,218	2,512,055	759,088	23,125,465	23,884,553
EQ/High Yield Bond Portfolio‡	35,019	851,839	886,858	332,360	8,084,754	8,417,114
EQ/Intermediate Government Bond Portfolio‡	13,208	280,067	293,275	139,445	2,956,828	3,096,273
EQ/International Equity Index Portfolio‡	113,786	1,163,228	1,277,014	918,980	9,394,657	10,313,637
EQ/Invesco Comstock Portfolio‡	99,861	817,972	917,833	1,374,467	11,258,351	12,632,818
EQ/JPMorgan Value Opportunities Portfolio‡	75,709	792,179	867,888	1,173,067	12,274,319	13,447,386
EQ/MFS International Growth Portfolio‡	334,775	2,984,334	3,319,109	2,224,126	19,826,834	22,050,960
EQ/Morgan Stanley Mid Cap Growth Portfolio*‡	9,796	93,262	103,058	152,392	1,450,773	1,603,165
EQ/PIMCO Global Real Return Portfolio‡	45,443	1,072,764	1,118,207	455,578	10,754,763	11,210,341
EQ/PIMCO Ultra Short Bond Portfolio‡	8,597	538,594	547,191	84,571	5,298,409	5,382,980
EQ/T. Rowe Price Growth Stock Portfolio*‡	49,728	386,362	436,090	1,823,697	14,169,170	15,992,867
iShares® China Large-Cap ETF (x)	2,135	21,700	23,835	73,060	742,574	815,634
iShares® International Developed Property ETF (x)	9,140	71,000	80,140	335,953	2,609,704	2,945,657
iShares® JP Morgan USD Emerging Markets Bond ETF (x)	1,870	51,160	53,030	215,330	5,891,074	6,106,404
iShares® MSCI EAFE Small-Cap ETF	10,260	80,600	90,860	495,148	3,889,756	4,384,904
iShares® MSCI Global Gold Miners ETF (x)	6,290	19,500	25,790	74,159	229,905	304,064
iShares® U.S. Oil & Gas Exploration & Production ETF (x)	3,860	24,220	28,080	218,939	1,373,758	1,592,697
Multimanager Core Bond Portfolio‡	15,472	478,298	493,770	155,477	4,806,495	4,961,972
SPDR® S&P Emerging Asia Pacific ETF	1,140	4,100	5,240	85,318	306,844	392,162
SPDR® S&P Emerging Markets SmallCap ETF (x)	3,805	31,900	35,705	149,765	1,255,584	1,405,349

Total Investment Companies (92.8%) (Cost $256,319,868)				23,791,097	251,511,590	275,302,687

OTHER EXCHANGE TRADED FUNDS (ETFs):
iShares® Gold Trust (x)*	8,240	1,069,600	1,077,840	105,142	13,648,096	13,753,238
iShares® Silver Trust*	920	95,350	96,270	16,440	1,703,905	1,720,345
PowerShares DB Gold Fund (x)*	39,250	19,000	58,250	1,694,423	820,230	2,514,653
PowerShares DB Silver Fund*‡	13,440	49,100	62,540	399,706	1,460,234	1,859,940

Total Other Exchange Traded Funds (ETFs) (6.7%) (Cost $15,931,281)				2,215,711	17,632,465	19,848,176

SHORT-TERM INVESTMENTS:
Investment Company (0.5%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	293,323	1,219,522	1,512,845	293,323	1,219,522	1,512,845

5

	All Asset Aggressive- Alt 25	All Asset Growth- Alt 20	All Asset Growth- Alt 20 Pro-forma	All Asset Aggressive- Alt 25	All Asset Growth- Alt 20	All Asset Growth- Alt 20 Combined Pro-forma
	Principal Amounts $	Principal Amounts $	Principal Amounts $	Value ($)	Value ($)	Value ($)
Repurchase Agreements (4.9%)
Citigroup Global Markets Ltd., 0.450%, dated 6/30/16, due 7/1/16, repurchase price $1,800,022, collateralized by various Foreign Government Agency Securities, ranging from 0.493%-8.625%, maturing 7/15/16-2/15/35; total market value $1,836,000 (xx)	100,000	1,700,000	1,800,000	100,000	1,700,000	1,800,000
Deutsche Bank AG, 0.410%, dated 6/30/16, due 7/1/16, repurchase price $1,200,014, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-6.220%, maturing 6/15/20-8/15/27, Foreign Government Treasury Securities, 2.375%, maturing 3/16/26, Corporate Bonds, ranging from 0.776%-2.625%, maturing 12/15/17-6/10/25; total market value $1,224,002 (xx)	100,000	1,100,000	1,200,000	100,000	1,100,000	1,200,000
HSBC Securities, Inc., 0.380%, dated 6/30/16, due 7/1/16, repurchase price $2,000,021, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 5/15/38-5/15/40, U.S. Government Agency Securities, ranging from 0.000%-3.750%, maturing 7/15/16-12/1/42; total market value $2,040,041 (xx)	—	2,000,000	2,000,000	—	2,000,000	2,000,000
HSBC Securities, Inc., 0.360%, dated 6/30/16, due 7/1/16, repurchase price $2,000,020, collateralized by various U.S. Government Treasury Securities, ranging from 0.500%-9.125%, maturing 7/31/16-8/15/42; total market value $2,040,009 (xx)	—	2,000,000	2,000,000	—	2,000,000	2,000,000
Merrill Lynch PFS, Inc., 0.420%, dated 6/30/16, due 7/1/16, repurchase price $3,163,099, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-2.250%, maturing 6/30/23-11/15/24; total market value $3,226,323 (xx)	140,918	3,022,144	3,163,062	140,918	3,022,144	3,163,062
Mizuho Securities USA, Inc., 0.450%, dated 6/30/16, due 7/1/16, repurchase price $50,001, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-2.750%, maturing 5/31/17-5/31/23; total market value $51,000 (xx)	50,000	—	50,000	50,000	—	50,000
Natixis, 0.480%, dated 6/30/16, due 7/1/16, repurchase price $1,050,014, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-3.750%, maturing 1/15/17-5/15/46; total market value $1,071,051 (xx)	50,000	1,000,000	1,050,000	50,000	1,000,000	1,050,000
Natixis, 0.480%, dated 6/30/16, due 7/1/16, repurchase price $1,000,013, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-3.125%, maturing 4/15/18-5/15/45; total market value $1,020,014 (xx)	—	1,000,000	1,000,000	—	1,000,000	1,000,000
Nomura Securities Co., Ltd., 0.400%, dated 6/30/16, due 7/1/16, repurchase price $1,150,013, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 8/15/16-5/15/46; total market value $1,173,000 (xx)	150,000	1,000,000	1,150,000	150,000	1,000,000	1,150,000
RBS Securities, Inc., 0.390%, dated 6/30/16, due 7/1/16, repurchase price $1,000,011, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.625%, maturing 1/15/17-1/15/25; total market value $1,020,002 (xx)	—	1,000,000	1,000,000	—	1,000,000	1,000,000

Total Repurchase Agreements				590,918	13,822,144	14,413,062

Total Short-Term Investments (5.4%) (Cost $15,925,907)				884,241	15,041,666	15,925,907

Total Investments (104.9%) (Cost $288,177,056)				26,891,049	284,185,721	311,076,770
Other Assets Less Liabilities (-4.9%)				(584,026)	(13,969,622)	(14,553,648)

Net Assets (100%)				26,307,023	270,216,099	296,523,122

*	Non-income producing
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at June 30, 2016.
(xx)	At June 30, 2016, the Portfolio had loaned securities with a value of $14,098,279. This was secured by collateral of $14,413,062 which was received as cash and subsequently invested in short-term investments currently valued at $14,413,062, as reported in the Portfolio of Investments.

The holdings in affiliated Investment Companies are all Class K shares.

6

Investments in companies which were affiliates for the year ended June 30, 2016, were as follows:

	All Asset Aggressive ALT 25
Securities	Value June 30, 2015	Purchases at Cost	Sales at Cost	Value June 30, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$950,385	$544,663	$169,627	$1,280,684	$37,010	$(1,243)
AXA Real Estate Portfolio (a)	1,064,108	416,899	317,626	1,298,987	6,856	1,108
AXA/AB Small Cap Growth Portfolio	2,051,200	908,550	528,542	2,029,531	6,055	213,435
AXA/Loomis Sayles Growth Portfolio	573,105	398,707	3	1,045,947	2,245	6,459
EQ/BlackRock Basic Value Equity Portfolio	1,898,321	679,481	505,140	1,962,855	32,298	(447)
EQ/Boston Advisors Equity Income Portfolio	1,513,756	653,180	1,121,991	967,762	16,414	67,350
EQ/Emerging Markets Equity PLUS Portfolio	666,575	538,317	120,956	992,705	7,850	(682)
EQ/GAMCO Mergers and Acquisitions Portfolio	1,037,149	610,305	168,396	1,471,121	—	52,640
EQ/GAMCO Small Company Value Portfolio	1,477,833	657,809	512,452	1,500,585	12,652	75,280
EQ/Global Bond PLUS Portfolio	612,007	205,477	96,205	759,088	286	830
EQ/High Yield Bond Portfolio	277,485	120,904	48,136	332,360	18,718	(26)
EQ/Intermediate Government Bond Portfolio	229,616	212,693	303,725	139,445	2,243	1,662
EQ/International Equity Index Portfolio	845,346	348,391	152,928	918,980	24,800	(581)
EQ/Invesco Comstock Portfolio	1,490,330	584,810	561,757	1,374,467	39,814	(5,175)
EQ/JPMorgan Value Opportunities Portfolio	—	1,181,923	—	1,173,067	6,923	—
EQ/MFS International Growth Portfolio	1,980,730	798,255	452,908	2,224,126	17,314	31,466
EQ/Morgan Stanley Mid Cap Growth Portfolio	154,755	37,972	16,053	152,392	—	3,894
EQ/PIMCO Global Real Return Portfolio	356,433	143,588	64,137	455,578	5,152	2,195
EQ/PIMCO Ultra Short Bond Portfolio	101,130	34,897	51,340	84,571	835	(303)
EQ/T. Rowe Price Growth Stock Portfolio	1,496,539	779,591	337,630	1,823,697	—	63,418
Multimanager Core Bond Portfolio	122,159	54,303	24,056	155,477	3,210	(1)

	$18,898,962	$9,910,715	$5,553,608	$22,143,425	$240,675	$511,279

	All Asset Growth ALT 20
Securities	Value June 30, 2015	Purchases at Cost	Sales at Cost	Value June 30, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$8,558,495	$3,935,297	$1,147,485	$11,304,343	$292,734	$(40,795)
AXA Real Estate Portfolio (a)	10,756,759	274,992	801,221	11,343,564	66,295	29,926
AXA/AB Small Cap Growth Portfolio	19,232,432	2,214,335	2,390,050	15,444,551	49,234	1,847,050
AXA/Loomis Sayles Growth Portfolio	7,163,810	5,736,901	46	14,022,480	30,135	86,720
EQ/BlackRock Basic Value Equity Portfolio	22,250,008	655,622	4,158,155	16,632,857	317,802	651,663
EQ/Boston Advisors Equity Income Portfolio	15,924,592	1,062,446	10,273,927	5,916,288	127,837	663,519
EQ/Emerging Markets Equity PLUS Portfolio	8,169,908	2,105,226	563,840	8,563,373	74,458	(18,102)
EQ/GAMCO Mergers and Acquisitions Portfolio	11,830,153	2,440,851	771,918	13,362,201	—	521,804
EQ/GAMCO Small Company Value Portfolio	18,794,401	1,344,804	2,619,551	15,221,916	131,351	1,631,319
EQ/Global Bond PLUS Portfolio	26,444,287	1,222,060	5,820,970	23,125,465	11,879	(95,085)
EQ/High Yield Bond Portfolio	8,849,884	644,994	879,614	8,084,754	492,430	(2,922)
EQ/Intermediate Government Bond Portfolio	3,471,797	704,088	1,272,847	2,956,828	25,347	3,377
EQ/International Equity Index Portfolio	11,183,011	473,062	838,579	9,394,657	276,908	(19,975)
EQ/Invesco Comstock Portfolio	15,752,640	644,314	3,738,830	11,258,351	360,980	(56,401)
EQ/JPMorgan Value Opportunities Portfolio	—	12,319,242	—	12,274,319	69,242	—
EQ/MFS International Growth Portfolio	22,142,960	1,251,697	2,301,946	19,826,834	177,206	411,608
EQ/Morgan Stanley Mid Cap Growth Portfolio	1,703,052	51,202	46,289	1,450,773	—	39,493
EQ/PIMCO Global Real Return Portfolio	11,519,097	720,698	1,901,241	10,754,763	155,390	51,097
EQ/PIMCO Ultra Short Bond Portfolio	8,421,880	222,097	3,357,468	5,298,409	58,634	(55,298)
EQ/T. Rowe Price Growth Stock Portfolio	15,274,626	1,373,680	1,333,004	14,169,170	—	787,673
Multimanager Core Bond Portfolio	4,741,825	151,236	183,522	4,806,495	107,646	(1,610)
PowerShares DB Silver Fund	1,230,053	—	—	1,460,234	—	—

	$253,415,670	$39,548,844	$44,400,503	$236,672,625	$2,825,508	$6,435,061

7

		All Asset Growth ALT 20
		Pro-Forma
Securities	Value June 30, 2015	Purchases at Cost	Sales at Cost	Value June 30, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$9,508,880	$4,479,960	$1,317,112	$12,585,027	$329,744	$(42,038)
AXA Real Estate Portfolio (a)	11,820,867	691,891	1,118,847	12,642,551	73,151	31,034
AXA/AB Small Cap Growth Portfolio	21,283,632	3,122,885	2,918,592	17,474,082	55,289	2,060,485
AXA/Loomis Sayles Growth Portfolio	7,736,915	6,135,608	49	15,068,427	32,380	93,179
EQ/BlackRock Basic Value Equity Portfolio	24,148,329	1,335,103	4,663,295	18,595,712	350,100	651,216
EQ/Boston Advisors Equity Income Portfolio	17,438,348	1,715,626	11,395,918	6,884,050	144,251	730,869
EQ/Emerging Markets Equity PLUS Portfolio	8,836,483	2,643,543	684,796	9,556,078	82,308	(18,784)
EQ/GAMCO Mergers and Acquisitions Portfolio	12,867,302	3,051,156	940,314	14,833,322	—	574,444
EQ/GAMCO Small Company Value Portfolio	20,272,234	2,002,613	3,132,003	16,722,501	144,003	1,706,599
EQ/Global Bond PLUS Portfolio	27,056,294	1,427,537	5,917,175	23,884,553	12,165	(94,255)
EQ/High Yield Bond Portfolio	9,127,369	765,898	927,750	8,417,114	511,148	(2,948)
EQ/Intermediate Government Bond Portfolio	3,701,413	916,781	1,576,572	3,096,273	27,590	5,039
EQ/International Equity Index Portfolio	12,028,357	821,453	991,507	10,313,637	301,708	(20,556)
EQ/Invesco Comstock Portfolio	17,242,970	1,229,124	4,300,587	12,632,818	400,794	(61,576)
EQ/JPMorgan Value Opportunities Portfolio	—	13,501,165	—	13,447,386	76,165	—
EQ/MFS International Growth Portfolio	24,123,690	2,049,952	2,754,854	22,050,960	194,520	443,074
EQ/Morgan Stanley Mid Cap Growth Portfolio	1,857,807	89,174	62,342	1,603,165	—	43,387
EQ/PIMCO Global Real Return Portfolio	11,875,530	864,286	1,965,378	11,210,341	160,542	53,292
EQ/PIMCO Ultra Short Bond Portfolio	8,523,010	256,994	3,408,808	5,382,980	59,469	(55,601)
EQ/T. Rowe Price Growth Stock Portfolio	16,771,165	2,153,271	1,670,634	15,992,867	—	851,091
Multimanager Core Bond Portfolio	4,863,984	205,539	207,578	4,961,972	110,856	(1,611)
PowerShares DB Silver Fund	1,230,053	—	—	1,460,234	—	—

	$272,314,632	$49,459,559	$49,954,111	$258,816,050	$3,066,183	$6,946,340

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.
(a)	Formerly known as EQ/Real Estate PLUS Portfolio.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2016 :

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

All Asset Aggressive ALT 25

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets
Investment Companies
Exchange Traded Funds (ETFs)	$1,647,672	$—	$—	$1,647,672
Investment Companies	—	22,143,425	—	22,143,425
Other Exchange Traded Funds	2,215,711	—	—	2,215,711
Short-Term Investments
Investment Companies	293,323	—	—	293,323
Repurchase Agreements	—	590,918	—	590,918

Total Assets	$4,156,706	$22,734,343	$—	$26,891,049

Total Liabilities	$—	$—	$—	$—

Total	$4,156,706	$22,734,343	$—	$26,891,049

8

All Asset Growth ALT 20

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets
Investment Companies
Exchange Traded Funds (ETFs)	$16,299,199	$—	$—	$16,299,199
Investment Companies	—	235,212,391	—	235,212,391
Other Exchange Traded Funds	17,632,465	—	—	17,632,465
Short-Term Investments
Investment Companies	1,219,522	—	—	1,219,522
Repurchase Agreements	—	13,822,144	—	13,822,144

Total Assets	$35,151,186	$249,034,535	$—	$284,185,721

Total Liabilities	$—	$—	$—	$—

Total	$35,151,186	$249,034,535	$—	$284,185,721

All Asset Growth ALT 20 Pro Forma

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets
Investment Companies
Exchange Traded Funds (ETFs)	$17,946,871	$—	$—	$17,946,871
Investment Companies	—	257,355,816	—	257,355,816
Other Exchange Traded Funds	19,848,176	—	—	19,848,176
Short-Term Investments
Investment Companies	1,512,845	—	—	1,512,845
Repurchase Agreements	—	14,413,062	—	14,413,062

Total Assets	$39,307,892	$271,768,878	$—	$311,076,770

Total Liabilities	$—	$—	$—	$—

Total	$39,307,892	$271,768,878	$—	$311,076,770

There were no transfers between Levels 1, 2 or 3 during the year ended June 30, 2016.

The Portfolio held no derivatives contracts during the six months ended June 30, 2016.

At June 30, 2016, the Portfolio’s investment in the repurchase agreements was subject to an enforceable netting arrangement. The Portoflio’s proportionate holding in the joint repurchase agreement was as follows:

All Asset Aggressive ALT 25

Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the SAL	Net Amounts of Assets Presented in the SAL	Gross Amounts not Offset in the SAL	Net Amounts of Assets
Citigroup Global Markets Ltd.	$100,000	$—	$100,000	$(100,000)	$—
Deutsche Bank AG	100,000	—	100,000	(100,000)	—
HSBC Securities, Inc.	—	—	—	—	—
Merrill Lynch PFS, Inc.	140,918	—	140,918	(140,918)	—
Mizuho Securities USA, Inc.	50,000	—	50,000	(50,000)	—
Natixis	50,000	—	50,000	(50,000)	—
Nomura Securities Co., Ltd.	150,000	—	150,000	(150,000)	—
RBS Securities, Inc.	—	—	—	—	—

Total	$590,918	$—	$590,918	$(590,918)	$—

9

All Asset Growth ALT 20

Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the SAL	Net Amounts of Assets Presented in the SAL	Gross Amounts not Offset in the SAL	Net Amounts of Assets
Citigroup Global Markets Ltd.	$1,700,000	$—	$1,700,000	$(1,700,000)	$—
Deutsche Bank AG	1,100,000	—	1,100,000	(1,100,000)	—
HSBC Securities, Inc.	4,000,000	—	4,000,000	(4,000,000)	—
Merrill Lynch PFS, Inc.	3,022,144	—	3,022,144	(3,022,144)	—
Mizuho Securities USA, Inc.	—	—	—	—	—
Natixis	2,000,000	—	2,000,000	(2,000,000)	—
Nomura Securities Co., Ltd.	1,000,000	—	1,000,000	(1,000,000)	—
RBS Securities, Inc.	1,000,000	—	1,000,000	(1,000,000)	—

Total	$13,822,144	$—	$13,822,144	$(13,822,144)	$—

All Asset Growth ALT 20

Combined Pro Forma

Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the SAL	Net Amounts of Assets Presented in the SAL	Gross Amounts not Offset in the SAL	Net Amounts of Assets
Citigroup Global Markets Ltd.	$1,800,000	$—	$1,800,000	$(1,800,000)	$—
Deutsche Bank AG	1,200,000	—	1,200,000	(1,200,000)	—
HSBC Securities, Inc.	4,000,000	—	4,000,000	(4,000,000)	—
Merrill Lynch PFS, Inc.	3,163,062	—	3,163,062	(3,163,062)	—
Mizuho Securities USA, Inc.	50,000	—	50,000	(50,000)	—
Natixis	2,050,000	—	2,050,000	(2,050,000)	—
Nomura Securities Co., Ltd.	1,150,000	—	1,150,000	(1,150,000)	—
RBS Securities, Inc.	1,000,000	—	1,000,000	(1,000,000)	—

Total	$14,413,062	$—	$14,413,062	$(14,413,062)	$—

	All Asset Aggressive ALT 25	All Asset Growth ALT 20	All Asset Aggressive ALT 25	All Asset Growth ALT 20	All Asset Aggressive ALT 25	All Asset Growth ALT 20	All Asset Aggressive ALT 25	All Asset Growth ALT 20	Combined Pro Forma
Investment security transactions for the year ended June 30, 2016 were as follows:
Cost of Purchases:
Long-term investments other than U.S. government debt securities	$3,808,955	$11,381,072	$13,165,287	$40,187,525	$6,220,090	$12,019,753	$10,754,152	$39,548,844	$50,302,996
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,646,913	$18,104,750	$5,107,988	$48,531,711	$2,017,754	$19,013,401	$5,737,147	$47,623,060	$53,360,207

As of June 30, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	All Asset Aggressive ALT 25	All Asset Growth ALT 20	Combined Pro Forma
Aggregate gross unrealized appreciation	$594,537	$31,591,812	$32,186,349
Aggregate gross unrealized depreciation	(1,355,248)	(7,666,477)	(9,021,725)

Net unrealized appreciation	$(760,711)	$23,925,335	$23,164,624

Federal income tax cost of investments	$27,651,760	$260,260,386	$287,912,146

10

EQ ADVISORS TRUST

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016

	All Asset Aggressive- Alt 25	All Asset Growth- Alt 20	Pro Forma Adjustment		All Asset Growth- Alt 20 Combined Pro Forma
Investments at Cost, Affiliated Issuers	$23,020,373	$218,526,631	$—		$241,547,004
Investments at Cost, Unaffiliated Issuers	4,116,054	28,100,936	—		32,216,990
Investments at Cost, Repurchase Agreements	590,918	13,822,144			14,413,062
ASSETS
Investments at Value, Affiliated Issuers (x)	22,143,425	236,672,625	—		258,816,050
Investments at Value, Unaffiliated Issuers (x)	4,156,706	33,690,952	—		37,847,658
Investments at Value, Repurchase Agreements (x)	590,918	13,822,144			14,413,062
Cash	49,000	185,265	—		234,265
Receivable from Separate Accounts for Trust shares sold	71,523	70,509	—		142,032
Dividends, interest, and other receivables	404	10,028	—		10,432
Security lending income receivable	809	4,183	—		4,992
Receivable from investment manager	4,334	—			4,334
Other assets	277	2,968	—		3,245

Total assets	27,017,396	284,458,674	—		311,476,070

LIABILITIES
Payable on return of securities loaned	590,918	13,822,144	—		14,413,062
Payable to Separate Accounts for Trust shares redeemed	81,151	270,549	—		351,700
Distribution fees payable-Class IB	5,009	51,533			56,542
Administrative fees payable	—	33,013			33,013
Investment management fees payable	—	22,035			22,035
Payable for securities purchased	310	9,595			9,905
Distribution fees payable-Class IA	—	3,281	—		3,281
Trustees’ fees payable	46	675	—		721
Accrued expenses	32,939	29,750	—		62,689

Total liabilities	710,373	14,242,575	—		14,952,948

NET ASSETS	$26,307,023	$270,216,099	$—		$296,523,122

Net assets were comprised of:
Paid in capital	26,699,006	339,486,894	—		366,185,900
Accumulated undistributed net investment income (loss)	(50,761)	(153,834)	—		(204,595)
Accumulated undistributed net realized gain (loss) on investments	495,074	(92,852,971)	—		(92,357,897)
Net unrealized appreciation (depreciation) on investments	(836,296)	23,736,010	—		22,899,714

Net Assets	26,307,023	270,216,099	—		296,523,122

Class IA Shares:
Net Assets	$—	$16,214,925	$—		$16,214,925
Shares outstanding	—	867,491	—		867,491
Net asset value, offering and redemption price per share	$—	$18.69			$18.69
Class IB Shares:
Net Assets	$24,619,776	$252,664,573	$—		$277,284,349
Shares outstanding	2,120,884	13,483,723	(807,129	)(a)	14,797,478
Net asset value, offering and redemption price per share	$11.61	$18.74			$18.74
Class K Shares:
Net Assets	$1,687,247	$1,336,601	$—		$3,023,848
Shares outstanding	145,229	71,557	(54,905	)(a)	161,881
Net asset value, offering and redemption price per share	$11.62	$18.68			$18.68
(x) Includes value of securities on loan of:	$578,478	$13,519,801			$14,098,279

(a)	reflects adjustment for retired shares of the acquired Portfolio

11

EQ ADVISORS TRUST

For the Year Ended June 30, 2016

	All Asset Aggressive- Alt 25	All Asset Growth- Alt 20	Pro Forma Adjustments		All Asset Growth-Alt 20 Combined Pro Forma
STATEMENT OF OPERATIONS
Dividend income received from Affiliates	$240,675	$2,825,508	$—		$3,066,183
INVESTMENT INCOME
Dividends	281,089	3,381,507	—		3,662,596
Interest	174	1,522	—		1,696
Securities lending (net)	1,661	7,570			9,231

Total income	282,924	3,390,599	—		3,673,523

EXPENSES
Distribution fees-Class IB	55,578	629,901			685,479
Administrative fees	35,797	402,278	(10,738	)(a)	427,337
Investment management fees	23,617	268,234	(6,007	)(b)	285,844
Custodian fees	113,408	110,258	(109,014	)(a)	114,652
Professional fees	57,067	51,846	(68,419	)(a)	40,494
Distribution fees-Class IA	—	37,660			37,660
Printing and mailing expenses	3,120	27,294	(10,864	)(c)	19,550
Trustees’ fees	482	5,683	775	(c)	6,940
Miscellaneous	680	4,564	(366	)(a)	4,878

Gross expenses	289,749	1,537,718	(204,633)		1,622,834

Less: Waiver from investment manager	(59,414)	—	59,414	(d)	—
Reimbursement from investment manager	(80,301)	—	80,301	(e)	—

Net expenses	150,034	1,537,718	(64,918)		1,622,834

NET INVESTMENT INCOME (LOSS)	132,890	1,852,881	64,918		2,050,689

Net Realized gain (loss) from affiliates	(31,308)	1,500,746	—		1,469,438
Distribution of realized gain (loss) received from affiliates	542,587	4,934,315	—		5,476,902
REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized gain (loss) on:
Investments	(30,407)	1,681,366	—		1,650,959
Distribution of realized gain (loss) received from underlying funds	542,587	4,934,315	—		5,476,902

Net realized gain (loss)	512,180	6,615,681	—		7,127,861

Net Change in unrealized appreciation (depreciation) from affiliates	(1,112,644)	(11,891,386)	—		(13,004,030)
Net Change in unrealized appreciation (depreciation) on:					—
Investments	(886,232)	(11,419,336)	—		(12,305,568)

Net change in unrealized appreciation (depreciation)	(886,232)	(11,419,336)	—		(12,305,568)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(374,052)	(4,803,655)	—		(5,177,707)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(241,162)	$(2,950,774)	$64,918		$(3,127,018)

(a)	Reflects adjustment in expenses due to elimination of duplicative expenses.
(b)	Reflects adjustment in expenses due to the impact of the Management Agreement of the All Asset Growth-Alt 20 Portfolio.
(c)	Reflects adjustment due to Alt-20 paying a larger portion of trust level expenses.
(d)	Reflects elimination of waiver due to expense adjustment.
(e)	Reflects elimination of reimbursement due to expense adjustment.

12

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

As of June 30, 2016

NOTE 1 – BASIS OF COMBINATION AND SIGNIFICANT ACCOUNTING POLICIES:

EQ Advisors Trust (the “Trust’) was organized as a Delaware statutory trust on October 31, 1996 and is registered under the investment company act of 1940, as amended, as an open-end management investment company with numerous portfolios. The Board of Trustees of the “Trust” approved proposed agreements and Plans of Reorganization and Termination each a (“Reorganization Plan”) on December 1, 2016 that provides for the transfer of all assets of the All Asset Aggressive-Alt 25 Portfolio (“Alt 25 Portfolio”) to the All Asset Growth-Alt 20 Portfolio (“Acquired Portfolio”) each a series of Trust, and the assumption by the Alt 20 Portfolio of all of the liabilities of the Acquired Portfolios in exchange for shares of the Alt 20 Portfolio having an aggregate value equal to the net assets of the Alt 25 Portfolio, the distribution of the Alt 20 Portfolio shares to the Alt 25 Portfolio shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Alt 25 Portfolio.

The Alt 25 Portfolio’s annual contractual management fee equals 0.10% of average daily net assets. The Reorganization Plan is subject to the approval of the Acquired Portfolio’s shareholders. A special meeting of shareholders of the Acquired Portfolio will be held on or about March 28, 2017.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at June 30, 2016. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of the Alt 20 Portfolio and the Acquired Portfolio at June 30, 2016. The unaudited pro forma combined statement of operations reflects the results of operations of the Alt 20 Portfolio as if it had acquired the Acquired Portfolio at the beginning of the year ended June 30, 2016. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Alt 20 Portfolio for pre-combination periods will not be restated.

The unaudited pro forma combined portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information, the Portfolio has substantially the same significant policies as detailed in the historical financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Following the Reorganization, the Alt 20 Portfolio is the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies.” The legal survivor normally is considered the accounting survivor of a reorganization. In this case, the Alt 20 Portfolio is the legal survivor. Other criteria include:

a.)	Portfolio Management – The merged entity will be managed by the Manager, Advisers and portfolio managers to the Alt 20 Portfolio in a manner consistent with the current management style.

b.)	Portfolio Composition – The merged entity’s portfolio holdings are expected to be consistent with the Alt 20 Portfolio’s current investment strategies and will more closely resemble the current portfolio holdings of the Alt 20 Portfolio than those of the Acquired Portfolio.

c.)	Investment Objective, Policies and Restrictions – The merged entity’s investment objective, policies and fundamental and non-fundamental investment restrictions will be the same as the Alt 20 Portfolio’s current investment objective, policies and fundamental and non-fundamental investment restrictions.

d.)	Expense Structure and Expense Ratios – The merged entity’s expense structure will be the same as that of Alt 20 Portfolio. The expense ratio of the merged entity will be the same as that of the Alt 20 Portfolio and lower than the Acquired Portfolio.

e.)	Asset Size – The Alt 20 Portfolio is significantly larger than the Acquired Portfolio.

13

NOTE 2 – SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the Acquired Portfolio by the Alt 20 Portfolio as of June 30, 2016. The number of additional shares issued was calculated based on the net assets of the Acquired Portfolio and net asset value per share of the Alt 20 Portfolio at June 30, 2016.

NOTE 3 – TAXES:

The Portfolio, as well as the Acquiring Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required.

NOTE 4 – UNAUDITED PRO FORMA COMBINED ADJUSTMENTS:

The accompanying unaudited pro forma combined financial statements reflect changes in the Alt 20 Portfolio’s shares as if the merger had taken place on June 30, 2016. AXA Equitable Funds Management Group, LLC will bear the expenses of the Reorganization (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting) which are estimated at approximately $XXXXXXX.

AXA/Pacific Global Small Cap Value Portfolio merging into AXA/Horizon Small Cap Value Portfolio

The following tables set forth the pro forma Portfolio of Investments as of June 30, 2016, the pro forma condensed Statement of Assets and Liabilities as of June 30, 2016, and the pro forma condensed Statement of Operations for the [one year] period ended June 30, 2016 for the AXA/Pacific Global Small Cap Value Portfolio (“Pac Global Portfolio”) and the AXA/Horizon Small Cap Value Portfolio (“Horizon Portfolio”), as adjusted giving effect to the Reorganization.

The pro forma Portfolio of Investments contains information about the securities holdings of the combined Portfolio as of June 30, 2016, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions. Thus, it is expected that some of the Pac Global Portfolio’s holdings may not remain at the time of the Reorganization. It is also expected that, if the Reorganization is approved, the Pac Global Portfolio’s holdings that are not compatible with the Horizon Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with the Horizon Portfolio’s investment objective and policies. The portion of the Pac Global Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by AXA Equitable Funds Management Group, LLC, the Portfolios’ investment manager, of the compatibility of those holdings with the Horizon Portfolio’s portfolio composition, investment objective, and policies at the time of the Reorganization. The need for a Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

14

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2016

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Consumer Discretionary (16.9%)
Auto Components (1.3%)
Cooper Tire & Rubber Co.	4,607	5,180	—	9,787	137,381	154,468	—	291,849
Cooper-Standard Holding, Inc.*	93	105	—	198	7,346	8,294	—	15,640
Dana Holding Corp.	12,421	13,970	—	26,391	131,166	147,523	—	278,689
Dorman Products, Inc.*	—	11,000	—	11,000	—	629,200	—	629,200
Federal-Mogul Holdings Corp.*	2,575	2,963	—	5,538	21,398	24,622	—	46,020
Gentherm, Inc.*	61,000	—	—	61,000	2,089,250	—	—	2,089,250
Metaldyne Performance Group, Inc.	510	547	—	1,057	7,012	7,521	—	14,533
Modine Manufacturing Co.*	3,916	4,400	—	8,316	34,461	38,720	—	73,181
Motorcar Parts of America, Inc.*	101	108	—	209	2,745	2,935	—	5,680
Spartan Motors, Inc.	2,688	3,007	—	5,695	16,827	18,824	—	35,651
Standard Motor Products, Inc.	723	811	—	1,534	28,761	32,262	—	61,023
Strattec Security Corp.	286	319	—	605	11,660	13,006	—	24,666
Superior Industries International, Inc.	2,070	2,324	—	4,394	55,434	62,237	—	117,671
Tower International, Inc.	1,720	1,935	—	3,655	35,398	39,822	—	75,220

					2,578,839	1,179,434	—	3,758,273

Distributors (0.0%)
Weyco Group, Inc.	506	537	—	1,043	14,057	14,918	—	28,975

Diversified Consumer Services (0.4%)
American Public Education, Inc.*	1,283	1,470	—	2,753	36,052	41,307	—	77,359
Apollo Education Group, Inc.*	7,148	8,041	—	15,189	65,190	73,334	—	138,524
Ascent Capital Group, Inc., Class A*	882	990	—	1,872	13,574	15,236	—	28,810
Bridgepoint Education, Inc.*	1,479	1,727	—	3,206	10,708	12,503	—	23,211
Cambium Learning Group, Inc.*	964	1,018	—	1,982	4,348	4,591	—	8,939
Capella Education Co.	60	68	—	128	3,158	3,580	—	6,738
Career Education Corp.*	5,673	6,228	—	11,901	33,754	37,057	—	70,811
Carriage Services, Inc.	94	115	—	209	2,226	2,723	—	4,949
Chegg, Inc.*(x)	3,899	4,377	—	8,276	19,495	21,885	—	41,380
DeVry Education Group, Inc.(x)	5,219	5,872	—	11,091	93,107	104,756	—	197,863
Houghton Mifflin Harcourt Co.*	3,431	3,861	—	7,292	53,627	60,347	—	113,974
K12, Inc.*	2,817	3,170	—	5,987	35,184	39,593	—	74,777
Liberty Tax, Inc.	118	122	—	240	1,572	1,625	—	3,197
Regis Corp.*	3,092	3,477	—	6,569	38,495	43,289	—	81,784
Sotheby’s, Inc.	1,900	2,140	—	4,040	52,060	58,636	—	110,696
Strayer Education, Inc.*	479	551	—	1,030	23,533	27,071	—	50,604
Weight Watchers International, Inc.*(x)	198	198	—	396	2,303	2,303	—	4,606

					488,386	549,836	—	1,038,222

Hotels, Restaurants & Leisure (3.5%)
Belmond Ltd., Class A*	6,975	7,847	—	14,822	69,052	77,685	—	146,737
Biglari Holdings, Inc.*	78	88	—	166	31,461	35,494	—	66,955
Bravo Brio Restaurant Group, Inc.*	158,000	—	—	158,000	1,294,020	—	—	1,294,020
Caesars Acquisition Co., Class A*	3,916	4,401	—	8,317	43,938	49,379	—	93,317
Caesars Entertainment Corp.*(x)	4,744	5,341	—	10,085	36,481	41,072	—	77,553
Carrols Restaurant Group, Inc.*	409	417	—	826	4,867	4,962	—	9,829
Century Casinos, Inc.*	858	967	—	1,825	5,345	6,024	—	11,369
Cracker Barrel Old Country Store, Inc.(x)	81	91	—	172	13,889	15,604	—	29,493
Del Frisco’s Restaurant Group, Inc.*	1,827	2,040	—	3,867	26,163	29,213	—	55,376
Del Taco Restaurants, Inc.*(x)	1,902	2,344	—	4,246	17,308	21,330	—	38,638
Denny’s Corp.*	1,696	1,918	—	3,614	18,198	20,580	—	38,778
DineEquity, Inc.	631	711	—	1,342	53,496	60,279	—	113,775
El Pollo Loco Holdings, Inc.*	1,697	1,916	—	3,613	22,061	24,908	—	46,969
Eldorado Resorts, Inc.*	212	240	—	452	3,221	3,647	—	6,868
Empire Resorts, Inc.*(x)	232	265	—	497	3,666	4,187	—	7,853
Fiesta Restaurant Group, Inc.*	390	441	—	831	8,506	9,618	—	18,124
Fogo De Chao, Inc.*(x)	402	457	—	859	5,250	5,969	—	11,219
Golden Entertainment, Inc.(x)	650	733	—	1,383	7,599	8,569	—	16,168

15

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
International Speedway Corp., Class A	2,176	2,465	—	4,641	72,787	82,454	—	155,241
Interval Leisure Group, Inc.	8,496	9,564	—	18,060	135,086	152,068	—	287,154
Intrawest Resorts Holdings, Inc.*	1,294	1,505	—	2,799	16,796	19,535	—	36,331
J Alexander’s Holdings, Inc.*	1,155	1,190	—	2,345	11,469	11,817	—	23,286
Jack in the Box, Inc.	598	673	—	1,271	51,380	57,824	—	109,204
Kona Grill, Inc.*(x)	361	342	—	703	3,870	3,666	—	7,536
La Quinta Holdings, Inc.*	5,611	6,316	—	11,927	63,965	72,002	—	135,967
Luby’s, Inc.*	1,561	1,754	—	3,315	7,836	8,805	—	16,641
Marcus Corp.	1,545	1,702	—	3,247	32,600	35,912	—	68,512
Marriott Vacations Worldwide Corp.	1,742	1,960	—	3,702	119,310	134,240	—	253,550
Monarch Casino & Resort, Inc.*	854	961	—	1,815	18,762	21,113	—	39,875
Noodles & Co.*(x)	301	320	—	621	2,944	3,130	—	6,074
Penn National Gaming, Inc.*	890	1,007	—	1,897	12,416	14,048	—	26,464
Pinnacle Entertainment, Inc.*	4,455	5,017	—	9,472	49,361	55,588	—	104,949
Red Lion Hotels Corp.*	1,093	1,225	—	2,318	7,935	8,894	—	16,829
Red Robin Gourmet Burgers, Inc.*	920	1,036	—	1,956	43,636	49,138	—	92,774
Ruby Tuesday, Inc.*	4,844	5,687	—	10,531	17,487	20,530	—	38,017
Speedway Motorsports, Inc.	944	1,054	—	1,998	16,756	18,709	—	35,465
Tropicana Entertainment, Inc.*	—	112,200	—	112,200	—	2,187,889	—	2,187,889
Wendy’s Co.	—	424,400	—	424,400	—	4,082,728	—	4,082,728

					2,348,917	7,458,610	—	9,807,527

Household Durables (2.4%)
Bassett Furniture Industries, Inc.	384	430	—	814	9,193	10,294	—	19,487
Beazer Homes USA, Inc.*(x)	2,746	3,041	—	5,787	21,281	23,568	—	44,849
Century Communities, Inc.*	1,203	1,332	—	2,535	20,860	23,097	—	43,957
CSS Industries, Inc.	725	825	—	1,550	19,437	22,118	—	41,555
Flexsteel Industries, Inc.	520	583	—	1,103	20,602	23,098	—	43,700
GoPro, Inc., Class A*(x)	8,422	9,479	—	17,901	91,042	102,468	—	193,510
Green Brick Partners, Inc.*(x)	1,907	32,151	—	34,058	13,864	233,738	—	247,602
Hooker Furniture Corp.	848	967	—	1,815	18,223	20,781	—	39,004
Hovnanian Enterprises, Inc., Class A*(x)	10,279	11,584	—	21,863	17,269	19,461	—	36,730
KB Home(x)	5,477	6,163	—	11,640	83,305	93,739	—	177,044
La-Z-Boy, Inc.	2,356	2,646	—	5,002	65,544	73,612	—	139,156
LGI Homes, Inc.*(x)	81	91	—	172	2,587	2,907	—	5,494
Libbey, Inc.	1,683	1,891	—	3,574	26,743	30,048	—	56,791
Lifetime Brands, Inc.	890	1,022	—	1,912	12,985	14,911	—	27,896
M.D.C. Holdings, Inc.	2,031	2,308	—	4,339	49,435	56,177	—	105,612
M/I Homes, Inc.*	1,575	1,849	—	3,424	29,657	34,817	—	64,474
Meritage Homes Corp.*	2,974	3,313	—	6,287	111,644	124,370	—	236,014
NACCO Industries, Inc., Class A	310	358	—	668	17,360	20,048	—	37,408
New Home Co., Inc.*(x)	914	887	—	1,801	8,720	8,462	—	17,182
Newell Brands, Inc.	—	70,000	—	70,000	—	3,399,900	—	3,399,900
TopBuild Corp.*	2,767	3,111	—	5,878	100,165	112,618	—	212,783
TRI Pointe Group, Inc.*	11,690	113,152	—	124,842	138,176	1,337,457	—	1,475,633
UCP, Inc., Class A*	641	718	—	1,359	5,141	5,758	—	10,899
WCI Communities, Inc.*	1,811	2,039	—	3,850	30,606	34,459	—	65,065
William Lyon Homes, Class A*(x)	2,015	2,269	—	4,284	32,482	36,576	—	69,058
ZAGG, Inc.*	2,043	2,306	—	4,349	10,726	12,106	—	22,832

					957,047	5,876,588	—	6,833,635

Internet & Catalog Retail (0.1%)
1-800-Flowers.com, Inc., Class A*	1,515	1,705	—	3,220	13,665	15,379	—	29,044
FTD Cos., Inc.*	1,429	1,634	—	3,063	35,668	40,785	—	76,453
Gaiam, Inc., Class A*(x)	553	608	—	1,161	4,280	4,706	—	8,986
Lands’ End, Inc.*(x)	1,244	1,400	—	2,644	20,427	22,988	—	43,415

					74,040	83,858	—	157,898

Leisure Products (0.1%)
Arctic Cat, Inc.(x)	680	695	—	1,375	11,560	11,815	—	23,375
Callaway Golf Co.	4,910	5,533	—	10,443	50,131	56,492	—	106,623
Escalade, Inc.	806	914	—	1,720	8,254	9,359	—	17,613
JAKKS Pacific, Inc.*(x)	1,385	1,487	—	2,872	10,955	11,762	—	22,717

16

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Johnson Outdoors, Inc., Class A	417	424	—	841	10,717	10,897	—	21,614
Performance Sports Group Ltd.*(x)	3,486	3,843	—	7,329	10,458	11,529	—	21,987

					102,075	111,854	—	213,929

Media (4.6%)
AMC Entertainment Holdings, Inc., Class A	1,677	1,890	—	3,567	46,302	52,183	—	98,485
Carmike Cinemas, Inc.*	677	765	—	1,442	20,391	23,042	—	43,433
Daily Journal Corp.*(x)	31	35	—	66	7,347	8,295	—	15,642
DreamWorks Animation SKG, Inc., Class A*	—	106,600	—	106,600	—	4,356,742	—	4,356,742
Entercom Communications Corp., Class A	2,161	2,449	—	4,610	29,325	33,233	—	62,558
Eros International plc*(x)	2,454	2,764	—	5,218	39,926	44,970	—	84,896
EW Scripps Co., Class A*	4,938	5,556	—	10,494	78,218	88,007	—	166,225
Gannett Co., Inc.	9,779	11,005	—	20,784	135,048	151,979	—	287,027
Global Eagle Entertainment, Inc.*	3,587	4,036	—	7,623	23,818	26,799	—	50,617
Gray Television, Inc.*	2,016	2,276	—	4,292	21,873	24,695	—	46,568
Hemisphere Media Group, Inc.*(x)	119	141	—	260	1,404	1,664	—	3,068
Liberty Braves Group, Class A*(x)	691	779	—	1,470	10,393	11,716	—	22,109
Liberty Braves Group, Class C*(x)	2,422	2,726	—	5,148	35,506	39,963	—	75,469
Liberty Media Group, Class C*(x)	3,178	3,576	—	6,754	60,287	67,837	—	128,124
Liberty Media Group, Class A*	1,646	1,850	—	3,496	31,504	35,409	—	66,913
Live Nation Entertainment, Inc.*	—	147,800	—	147,800	—	3,473,300	—	3,473,300
Loral Space & Communications, Inc.*	—	6,100	—	6,100	—	215,147	—	215,147
MDC Partners, Inc., Class A(x)	2,987	3,362	—	6,349	54,632	61,491	—	116,123
Media General, Inc.*	9,071	10,207	—	19,278	155,930	175,458	—	331,388
Meredith Corp.	3,124	3,517	—	6,641	162,167	182,567	—	344,734
MSG Networks, Inc., Class A*	3,287	3,703	—	6,990	50,422	56,804	—	107,226
National CineMedia, Inc.	5,164	5,814	—	10,978	79,939	90,001	—	169,940
New Media Investment Group, Inc.	2,726	3,072	—	5,798	49,259	55,511	—	104,770
New York Times Co., Class A	10,366	11,669	—	22,035	125,429	141,195	—	266,624
Promotora de Informaciones S.A. (ADR)*	—	26,310	—	26,310	—	141,022	—	141,022
Reading International, Inc., Class A*	1,089	1,153	—	2,242	13,602	14,401	—	28,003
Saga Communications, Inc., Class A(x)	300	337	—	637	11,862	13,325	—	25,187
Salem Media Group, Inc.	895	1,007	—	1,902	6,462	7,271	—	13,733
Scholastic Corp.(x)	2,249	2,532	—	4,781	89,083	100,292	—	189,375
Starz, Class A*	—	47,000	—	47,000	—	1,406,240	—	1,406,240
Time, Inc.	8,556	9,622	—	18,178	140,832	158,378	—	299,210
Townsquare Media, Inc., Class A*	776	833	—	1,609	6,123	6,572	—	12,695
tronc, Inc.	875	974	—	1,849	12,075	13,441	—	25,516

					1,499,159	11,278,950	—	12,778,109

Multiline Retail (0.1%)
Fred’s, Inc., Class A	2,787	3,123	—	5,910	44,899	50,312	—	95,211
Sears Canada, Inc.*(x)	—	56,000	—	56,000	—	166,880	—	166,880
Sears Holdings Corp.*(x)	754	843	—	1,597	10,262	11,473	—	21,735
Tuesday Morning Corp.*	3,727	4,183	—	7,910	26,163	29,365	—	55,528

					81,324	258,030	—	339,354

Specialty Retaill (3.8%)
Aaron’s, Inc.	5,480	6,158	—	11,638	119,957	134,799	—	254,756
Abercrombie & Fitch Co., Class A	5,669	6,365	—	12,034	100,965	113,361	—	214,326
American Eagle Outfitters, Inc.(x)	1,393	1,549	—	2,942	22,191	24,676	—	46,867
America’s Car-Mart, Inc.*(x)	666	746	—	1,412	18,808	21,067	—	39,875
Ascena Retail Group, Inc.*	9,564	10,733	—	20,297	66,852	75,024	—	141,876
Barnes & Noble Education, Inc.*	3,340	3,746	—	7,086	33,901	38,022	—	71,923
Barnes & Noble, Inc.	5,272	5,916	—	11,188	59,837	67,147	—	126,984
Big 5 Sporting Goods Corp.	1,490	1,688	—	3,178	13,812	15,648	—	29,460
Boot Barn Holdings, Inc.*(x)	1,119	1,250	—	2,369	9,646	10,775	—	20,421
Buckle, Inc.(x)	1,574	1,760	—	3,334	40,908	45,742	—	86,650
Build-A-Bear Workshop, Inc.*	999	1,220	—	2,219	13,407	16,372	—	29,779
Caleres, Inc.	3,563	4,001	—	7,564	86,260	96,864	—	183,124

17

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Cato Corp., Class A	1,701	1,938	—	3,639	64,162	73,101	—	137,263
Chico’s FAS, Inc.	1,102	1,219	—	2,321	11,802	13,055	—	24,857
Citi Trends, Inc.	1,168	1,369	—	2,537	18,139	21,261	—	39,400
Conn’s, Inc.*(x)	182,715	1,957	—	184,672	1,374,017	14,717	—	1,388,734
Container Store Group, Inc.*(x)	981	1,097	—	2,078	5,248	5,869	—	11,117
Destination XL Group, Inc.*	858	922	—	1,780	3,921	4,213	—	8,134
DSW, Inc., Class A(x)	5,598	6,284	—	11,882	118,566	133,095	—	251,661
Express, Inc.*	6,192	6,954	—	13,146	89,846	100,903	—	190,749
Finish Line, Inc., Class A	2,420	2,716	—	5,136	48,860	54,836	—	103,696
Genesco, Inc.*	1,507	1,691	—	3,198	96,915	108,748	—	205,663
Group 1 Automotive, Inc.	1,341	1,506	—	2,847	66,192	74,336	—	140,528
Guess?, Inc.(x)	5,067	5,698	—	10,765	76,258	85,755	—	162,013
Haverty Furniture Cos., Inc.	1,601	1,781	—	3,382	28,866	32,111	—	60,977
Hibbett Sports, Inc.*(x)	73,397	444	—	73,841	2,553,482	15,447	—	2,568,929
Kirkland’s, Inc.*	668	747	—	1,415	9,806	10,966	—	20,772
Lumber Liquidators Holdings, Inc.*(x)	2,218	2,491	—	4,709	34,202	38,411	—	72,613
MarineMax, Inc.*	962	1,038	—	2,000	16,325	17,615	—	33,940
Office Depot, Inc.*	46,026	51,751	—	97,777	152,346	171,296	—	323,642
Party City Holdco, Inc.*	1,262	1,415	—	2,677	17,554	19,683	—	37,237
Penske Automotive Group, Inc.	—	14,000	—	14,000	—	440,440	—	440,440
Pier 1 Imports, Inc.(x)	5,703	6,409	—	12,112	29,313	32,942	—	62,255
Rent-A-Center, Inc.(x)	4,255	4,841	—	9,096	52,251	59,447	—	111,698
Restoration Hardware Holdings, Inc.*(x)	3,228	3,632	—	6,860	92,579	104,166	—	196,745
Sears Hometown and Outlet Stores, Inc.*	948	63,647	—	64,595	6,390	428,981	—	435,371
Shoe Carnival, Inc.	1,163	1,349	—	2,512	29,145	33,806	—	62,951
Sonic Automotive, Inc., Class A	112,326	2,637	—	114,963	1,921,898	45,119	—	1,967,017
Sportsman’s Warehouse Holdings, Inc.*(x)	143	158	—	301	1,153	1,273	—	2,426
Stage Stores, Inc.(x)	2,125	2,480	—	4,605	10,370	12,102	—	22,472
Tailored Brands, Inc.(x)	2,841	3,182	—	6,023	35,967	40,284	—	76,251
Tilly’s, Inc., Class A*	955	1,205	—	2,160	5,530	6,977	—	12,507
Vitamin Shoppe, Inc.*	1,888	2,124	—	4,012	57,716	64,931	—	122,647
West Marine, Inc.*	1,478	1,767	—	3,245	12,400	14,825	—	27,225
Zumiez, Inc.*(x)	1,499	1,675	—	3,174	21,451	23,969	—	45,420

					7,649,214	2,964,177	—	10,613,391

Textiles, Apparel & Luxury Goods (0.6%)
Deckers Outdoor Corp.*	2,512	2,827	—	5,339	144,490	162,609	—	307,099
Delta Apparel, Inc.*	575	648	—	1,223	12,966	14,612	—	27,578
Fossil Group, Inc.*(x)	3,493	3,931	—	7,424	99,655	112,151	—	211,806
G-III Apparel Group Ltd.*	718	808	—	1,526	32,827	36,942	—	69,769
Iconix Brand Group, Inc.*(x)	3,606	3,981	—	7,587	24,377	26,912	—	51,289
Movado Group, Inc.	1,269	17,867	—	19,136	27,512	387,356	—	414,868
Perry Ellis International, Inc.*	1,033	1,165	—	2,198	20,784	23,440	—	44,224
Sequential Brands Group, Inc.*(x)	3,232	3,639	—	6,871	25,792	29,039	—	54,831
Unifi, Inc.*	1,289	1,453	—	2,742	35,100	39,565	—	74,665
Vera Bradley, Inc.*	501	564	—	1,065	7,099	7,992	—	15,091
Vince Holding Corp.*(x)	1,596	1,810	—	3,406	8,746	9,919	—	18,665
Wolverine World Wide, Inc.	6,776	7,627	—	14,403	137,688	154,981	—	292,669

					577,036	1,005,518	—	1,582,554

Total Consumer Discretionary					16,370,094	30,781,773	—	47,151,867

Consumer Staples (3.8%)
Beverages (0.1%)
Craft Brew Alliance, Inc.*(x)	609	741	—	1,350	7,016	8,536	—	15,552
Crimson Wine Group Ltd.*	—	42,400	—	42,400	—	354,464	—	354,464

					7,016	363,000	—	370,016

Food & Staples Retailing (1.1%)
Andersons, Inc.	2,258	2,535	—	4,793	80,249	90,094	—	170,343
Chefs’ Warehouse, Inc.*	120,139	159	—	120,298	1,922,224	2,544	—	1,924,768

18

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Ingles Markets, Inc., Class A	1,172	1,316	—	2,488	43,716	49,087	—	92,803
Natural Grocers by Vitamin Cottage, Inc.*(x)	752	848	—	1,600	9,814	11,066	—	20,880
Smart & Final Stores, Inc.*	597	671	—	1,268	8,889	9,991	—	18,880
SpartanNash Co.	3,076	3,458	—	6,534	94,064	105,746	—	199,810
SUPERVALU, Inc.*	22,189	24,968	—	47,157	104,732	117,849	—	222,581
United Natural Foods, Inc.*	4,128	4,643	—	8,771	193,190	217,292	—	410,482
Village Super Market, Inc., Class A	584	674	—	1,258	16,872	19,472	—	36,344
Weis Markets, Inc.	791	886	—	1,677	39,985	44,787	—	84,772

					2,513,735	667,928	—	3,181,663

Food Products (1.6%)
Alico, Inc.	246	1,497	—	1,743	7,442	45,284	—	52,726
Cal-Maine Foods, Inc.(x)	573	646	—	1,219	25,395	28,631	—	54,026
Darling Ingredients, Inc.*	172,970	11,218	—	184,188	2,577,253	167,148	—	2,744,401
Dean Foods Co.	3,835	4,315	—	8,150	69,375	78,058	—	147,433
Fresh Del Monte Produce, Inc.	2,528	2,843	—	5,371	137,599	154,745	—	292,344
John B. Sanfilippo & Son, Inc.	524	560	—	1,084	22,338	23,873	—	46,211
Landec Corp.*	1,621	1,867	—	3,488	17,442	20,089	—	37,531
Limoneira Co.	85	86	—	171	1,498	1,515	—	3,013
Omega Protein Corp.*	1,729	1,970	—	3,699	34,563	39,380	—	73,943
Sanderson Farms, Inc.(x)	1,663	1,871	—	3,534	144,082	162,103	—	306,185
Seaboard Corp.*	22	25	—	47	63,154	71,766	—	134,920
Seneca Foods Corp., Class A*	558	613	—	1,171	20,205	22,197	—	42,402
Snyder’s-Lance, Inc.	6,672	7,505	—	14,177	226,114	254,345	—	480,459

					3,346,460	1,069,134	—	4,415,594

Household Products (0.1%)
Central Garden & Pet Co.*	751	839	—	1,590	17,146	19,154	—	36,300
Central Garden & Pet Co., Class A*	2,423	2,727	—	5,150	52,603	59,203	—	111,806
Oil-Dri Corp. of America	400	463	—	863	13,812	15,988	—	29,800

					83,561	94,345	—	177,906

Personal Products (0.7%)
Avon Products, Inc.	28,804	32,390	—	61,194	108,879	122,434	—	231,313
Elizabeth Arden, Inc.*	183	203	—	386	2,518	2,793	—	5,311
Inter Parfums, Inc.	792	55,722	—	56,514	22,628	1,591,978	—	1,614,606
Nature’s Sunshine Products, Inc.	701	753	—	1,454	6,681	7,176	—	13,857
Nutraceutical International Corp.*	655	731	—	1,386	15,163	16,923	—	32,086
Revlon, Inc., Class A*	690	770	—	1,460	22,204	24,779	—	46,983
Synutra International, Inc.*	1,303	1,489	—	2,792	4,964	5,673	—	10,637

					183,037	1,771,756	—	1,954,793

Tobacco (0.2%)
Alliance One International, Inc.*	700	787	—	1,487	10,780	12,120	—	22,900
Turning Point Brands, Inc.*	231	270	—	501	2,372	2,773	—	5,145
Universal Corp.(x)	1,847	2,079	—	3,926	106,646	120,041	—	226,687
Vector Group Ltd.	4,107	4,621	—	8,728	92,079	103,603	—	195,682

					211,877	238,537	—	450,414

Total Consumer Staples					6,345,686	4,204,700	—	10,550,386

Energy (6.5%)
Energy Equipment & Services (4.4%)
Archrock, Inc.	5,772	6,496	—	12,268	54,372	61,192	—	115,564
Atwood Oceanics, Inc.(x)	5,156	5,749	—	10,905	64,553	71,977	—	136,530
Bristow Group, Inc.	2,843	3,181	—	6,024	32,439	36,295	—	68,734
CARBO Ceramics, Inc.(x)	1,653	1,826	—	3,479	21,654	23,921	—	45,575
Dawson Geophysical Co.*	1,636	1,837	—	3,473	13,333	14,972	—	28,305
Era Group, Inc.*	1,581	1,798	—	3,379	14,861	16,901	—	31,762
Exterran Corp.*	2,724	3,035	—	5,759	35,003	39,000	—	74,003
Fairmount Santrol Holdings, Inc.*(x)	5,443	6,131	—	11,574	41,965	47,270	—	89,235
Forum Energy Technologies, Inc.*	4,965	5,590	—	10,555	85,944	96,763	—	182,707
Geospace Technologies Corp.*(x)	1,100	1,226	—	2,326	18,007	20,070	—	38,077
Helix Energy Solutions Group, Inc.*	8,368	9,431	—	17,799	56,568	63,754	—	120,322

19

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Hornbeck Offshore Services, Inc.*(x)	187,784	3,102	—	190,886	1,566,119	25,871	—	1,591,990
Independence Contract Drilling, Inc.*(x)	2,439	2,815	—	5,254	13,244	15,285	—	28,529
Matrix Service Co.*	130,204	2,520	—	132,724	2,147,064	41,555	—	2,188,619
McDermott International, Inc.*(x)	20,138	22,647	—	42,785	99,482	111,876	—	211,358
Natural Gas Services Group, Inc.*	98,482	1,107	—	99,589	2,255,238	25,350	—	2,280,588
Newpark Resources, Inc.*	6,863	7,730	—	14,593	39,737	44,757	—	84,494
Noble Corp. plc	170,000	—	—	170,000	1,400,800	—	—	1,400,800
North American Energy Partners, Inc.	370,000	—	—	370,000	1,043,400	—	—	1,043,400
Oil States International, Inc.*	4,244	4,778	—	9,022	139,543	157,101	—	296,644
Parker Drilling Co.*	400,157	11,265	—	411,422	916,359	25,797	—	942,156
PHI, Inc. (Non-Voting)*	930	999	—	1,929	16,628	17,862	—	34,490
Pioneer Energy Services Corp.*	5,296	5,920	—	11,216	24,362	27,232	—	51,594
RigNet, Inc.*(x)	943	1,068	—	2,011	12,627	14,300	—	26,927
SEACOR Holdings, Inc.*	1,330	1,496	—	2,826	77,073	86,693	—	163,766
Seadrill Ltd.*(x)	31,480	35,419	—	66,899	101,995	114,758	—	216,753
Subsea 7 S.A. (ADR)*	—	60,000	—	60,000	—	588,000	—	588,000
TerraVest Capital, Inc.	—	300	—	300	—	1,512	—	1,512
Tesco Corp.	3,246	3,567	—	6,813	21,716	23,863	—	45,579
TETRA Technologies, Inc.*	2,275	2,569	—	4,844	14,492	16,364	—	30,856
Tidewater, Inc.(x)	3,955	4,443	—	8,398	17,442	19,594	—	37,036
Unit Corp.*	4,206	4,731	—	8,937	65,445	73,614	—	139,059
Willbros Group, Inc.*(x)	3,471	3,900	—	7,371	8,782	9,867	—	18,649

					10,420,247	1,933,366	—	12,353,613

Oil, Gas & Consumable Fuels (2.1%)
Abraxas Petroleum Corp.*	5,780	6,528	—	12,308	6,531	7,377	—	13,908
Adams Resources & Energy, Inc.	183	183	—	366	7,046	7,045	—	14,091
Alon USA Energy, Inc.	2,587	3,083	—	5,670	16,764	19,978	—	36,742
Ardmore Shipping Corp.	1,766	2,004	—	3,770	11,956	13,567	—	25,523
Bill Barrett Corp.*	4,172	4,588	—	8,760	26,659	29,317	—	55,976
California Resources Corp.(x)	2,635	2,964	—	5,599	32,147	36,161	—	68,308
Clayton Williams Energy, Inc.*	493	565	—	1,058	13,538	15,515	—	29,053
Clean Energy Fuels Corp.*(x)	7,249	8,156	—	15,405	25,154	28,301	—	53,455
Cobalt International Energy, Inc.*(x)	33,928	38,162	—	72,090	45,464	51,137	—	96,601
Contango Oil & Gas Co.*	1,460	1,642	—	3,102	17,870	20,098	—	37,968
CVR Energy, Inc.(x)	1,224	1,375	—	2,599	18,972	21,312	—	40,284
Delek U.S. Holdings, Inc.	5,145	5,786	—	10,931	67,965	76,433	—	144,398
Denbury Resources, Inc.*(x)	29,216	32,859	—	62,075	104,885	117,964	—	222,849
DHT Holdings, Inc.	7,681	8,707	—	16,388	38,635	43,796	—	82,431
Dorian LPG Ltd.*	2,147	2,321	—	4,468	15,136	16,363	—	31,499
Earthstone Energy, Inc.*	110	99	—	209	1,186	1,067	—	2,253
Eclipse Resources Corp.*(x)	4,048	4,554	—	8,602	13,520	15,210	—	28,730
EP Energy Corp., Class A*(x)	3,218	3,620	—	6,838	16,669	18,752	—	35,421
Erin Energy Corp.*(x)	925	985	—	1,910	2,229	2,374	—	4,603
EXCO Resources, Inc.*(x)	11,656	13,643	—	25,299	15,153	17,736	—	32,889
Frontline Ltd.(x)	5,417	6,093	—	11,510	42,632	47,952	—	90,584
GasLog Ltd.(x)	3,392	3,824	—	7,216	44,028	49,636	—	93,664
Gener8 Maritime, Inc.*	3,281	3,708	—	6,989	20,998	23,731	—	44,729
Golar LNG Ltd.	7,379	8,294	—	15,673	114,374	128,557	—	242,931
Green Plains, Inc.	3,036	3,357	—	6,393	59,870	66,200	—	126,070
Jones Energy, Inc., Class A*	2,471	2,932	—	5,403	10,181	12,080	—	22,261
Navigator Holdings Ltd.*	—	10,800	—	10,800	—	124,200	—	124,200
Navios Maritime Acquisition Corp.	6,853	8,065	—	14,918	10,759	12,662	—	23,421
Nordic American Tankers Ltd.(x)	7,182	8,072	—	15,254	99,758	112,120	—	211,878
Northern Oil and Gas, Inc.*(x)	3,904	4,402	—	8,306	18,036	20,337	—	38,373
Oasis Petroleum, Inc.*	14,816	16,669	—	31,485	138,381	155,688	—	294,069
Overseas Shipholding Group, Inc., Class A	2,997	3,367	—	6,364	32,937	37,003	—	69,940
Pacific Ethanol, Inc.*(x)	2,444	2,819	—	5,263	13,320	15,364	—	28,684
Panhandle Oil and Gas, Inc., Class A	613	651	—	1,264	10,219	10,852	—	21,071
Par Pacific Holdings, Inc.*(x)	1,450	31,330	—	32,780	22,243	480,602	—	502,845
PDC Energy, Inc.*	3,829	4,308	—	8,137	220,589	248,184	—	468,773
Permian Basin Royalty Trust	—	63,100	—	63,100	—	462,523	—	462,523
Renewable Energy Group, Inc.*	3,428	3,886	—	7,314	30,269	34,313	—	64,582

20

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
REX American Resources Corp.*	461	531	—	992	27,582	31,770	—	59,352
Ring Energy, Inc.*	2,951	3,324	—	6,275	26,028	29,318	—	55,346
RSP Permian, Inc.*	6,527	7,342	—	13,869	227,727	256,162	—	483,889
Sanchez Energy Corp.*(x)	3,134	3,532	—	6,666	22,126	24,936	—	47,062
Scorpio Tankers, Inc.	13,663	15,359	—	29,022	57,385	64,508	—	121,893
SemGroup Corp., Class A	3,677	4,137	—	7,814	119,723	134,701	—	254,424
Ship Finance International Ltd.(x)	4,948	5,558	—	10,506	72,934	81,925	—	154,859
Stone Energy Corp.*	—	1	—	1	2	8	—	10
Synergy Resources Corp.*(x)	13,656	15,366	—	29,022	90,949	102,338	—	193,287
Teekay Corp.	3,698	4,158	—	7,856	26,367	29,647	—	56,014
Teekay Tankers Ltd., Class A	9,761	10,974	—	20,735	29,088	32,703	—	61,791
W&T Offshore, Inc.*(x)	2,830	3,696	—	6,526	6,566	8,575	—	15,141
Western Refining, Inc.	5,655	6,362	—	12,017	116,663	131,248	—	247,911
Westmoreland Coal Co.*(x)	1,496	1,718	—	3,214	14,242	16,355	—	30,597

					2,223,455	3,545,701	—	5,769,156

Total Energy					12,643,702	5,479,067	—	18,122,769

Financials (31.8%)
Banks (10.0%)
1st Source Corp.	1,291	1,428	—	2,719	41,815	46,253	—	88,068
Access National Corp.	655	736	—	1,391	12,779	14,359	—	27,138
ACNB Corp.(x)	469	527	—	996	11,777	13,233	—	25,010
Allegiance Bancshares, Inc.*	825	930	—	1,755	20,526	23,138	—	43,664
American National Bankshares, Inc.	667	746	—	1,413	16,795	18,784	—	35,579
Ameris Bancorp	756	851	—	1,607	22,453	25,275	—	47,728
Ames National Corp.(x)	716	800	—	1,516	19,203	21,456	—	40,659
Arrow Financial Corp.	915	982	—	1,897	27,715	29,745	—	57,460
Atlantic Capital Bancshares, Inc.*(x)	1,180	1,330	—	2,510	17,063	19,232	—	36,295
Avenue Financial Holdings, Inc.*(x)	77	88	—	165	1,513	1,729	—	3,242
Banc of California, Inc.	1,190	1,342	—	2,532	21,539	24,290	—	45,829
BancFirst Corp.	647	727	—	1,374	39,027	43,853	—	82,880
Banco Latinoamericano de Comercio Exterior S.A., Class E	2,544	2,864	—	5,408	67,416	75,896	—	143,312
Bancorp, Inc.*	2,933	3,299	—	6,232	17,657	19,860	—	37,517
BancorpSouth, Inc.	7,224	8,126	—	15,350	163,913	184,379	—	348,292
Bank of Marin Bancorp/California	491	553	—	1,044	23,750	26,749	—	50,499
Bankwell Financial Group, Inc.	387	438	—	825	8,537	9,662	—	18,199
Banner Corp.	2,498	2,809	—	5,307	106,265	119,495	—	225,760
Bar Harbor Bankshares	500	562	—	1,062	17,550	19,726	—	37,276
BBCN Bancorp, Inc.	6,464	7,269	—	13,733	96,443	108,453	—	204,896
Berkshire Hills Bancorp, Inc.	2,565	2,883	—	5,448	69,050	77,610	—	146,660
Blue Hills Bancorp, Inc.(x)	1,886	2,124	—	4,010	27,837	31,350	—	59,187
BNC Bancorp	2,834	3,186	—	6,020	64,360	72,354	—	136,714
Boston Private Financial Holdings, Inc.	6,792	7,635	—	14,427	80,010	89,940	—	169,950
Bridge Bancorp, Inc.	1,378	1,549	—	2,927	39,135	43,992	—	83,127
Brookline Bancorp, Inc.	5,774	6,474	—	12,248	63,687	71,408	—	135,095
Bryn Mawr Bank Corp.	1,390	1,553	—	2,943	40,588	45,348	—	85,936
BSB Bancorp, Inc./Massachusetts*	694	761	—	1,455	15,719	17,237	—	32,956
C&F Financial Corp.(x)	258	290	—	548	11,548	12,980	—	24,528
California First National Bancorp	152	163	—	315	2,245	2,408	—	4,653
Camden National Corp.	841	945	—	1,786	35,322	39,690	—	75,012
Capital Bank Financial Corp., Class A	814	915	—	1,729	23,443	26,352	—	49,795
Capital City Bank Group, Inc.	915	1,060	—	1,975	12,737	14,755	—	27,492
Cardinal Financial Corp.	2,406	2,707	—	5,113	52,788	59,392	—	112,180
Carolina Financial Corp.(x)	821	923	—	1,744	15,336	17,242	—	32,578
Cascade Bancorp*	2,617	3,028	—	5,645	14,498	16,775	—	31,273
Cathay General Bancorp	6,188	6,958	—	13,146	174,502	196,216	—	370,718
CenterState Banks, Inc.	3,845	4,325	—	8,170	60,559	68,119	—	128,678
Central Pacific Financial Corp.	2,512	2,825	—	5,337	59,283	66,670	—	125,953
Central Valley Community Bancorp	698	784	—	1,482	9,772	10,976	—	20,748
Century Bancorp, Inc./Massachusetts, Class A	248	316	—	564	10,498	13,376	—	23,874
Chemical Financial Corp.(x)	3,174	3,568	—	6,742	118,358	133,051	—	251,409
Chemung Financial Corp.(x)	246	275	—	521	7,220	8,071	—	15,291

21

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Citizens & Northern Corp.	940	1,106	—	2,046	19,007	22,363	—	41,370
City Holding Co.	1,217	1,365	—	2,582	55,337	62,067	—	117,404
CNB Financial Corp./Pennsylvania	1,112	1,305	—	2,417	19,794	23,229	—	43,023
CoBiz Financial, Inc.	2,830	3,130	—	5,960	33,111	36,621	—	69,732
Codorus Valley Bancorp, Inc.	613	689	—	1,302	12,487	14,035	—	26,522
Columbia Banking System, Inc.	4,825	5,424	—	10,249	135,389	152,197	—	287,586
Community Bank System, Inc.	3,577	4,021	—	7,598	146,979	165,223	—	312,202
Community Trust Bancorp, Inc.	1,243	1,413	—	2,656	43,082	48,975	—	92,057
CommunityOne Bancorp*	1,034	1,172	—	2,206	13,070	14,814	—	27,884
ConnectOne Bancorp, Inc.	2,360	2,700	—	5,060	37,028	42,363	—	79,391
County Bancorp, Inc.(x)	116	131	—	247	2,392	2,701	—	5,093
CU Bancorp*	1,192	1,344	—	2,536	27,094	30,549	—	57,643
Customers Bancorp, Inc.*	1,233	1,391	—	2,624	30,985	34,956	—	65,941
CVB Financial Corp.	8,413	9,420	—	17,833	137,889	154,394	—	292,283
Eagle Bancorp, Inc.*	545	602	—	1,147	26,220	28,962	—	55,182
East West Bancorp, Inc.	70,000	—	—	70,000	2,392,600	—	—	2,392,600
Enterprise Bancorp, Inc./Massachusetts	705	752	—	1,457	16,913	18,040	—	34,953
Enterprise Financial Services Corp.	1,577	1,801	—	3,378	43,983	50,230	—	94,213
Equity Bancshares, Inc., Class A*(x)	420	476	—	896	9,299	10,539	—	19,838
F.N.B. Corp./Pennsylvania	17,489	19,667	—	37,156	219,312	246,624	—	465,936
Farmers Capital Bank Corp.	628	690	—	1,318	17,176	18,871	—	36,047
Farmers National Banc Corp.	1,975	2,216	—	4,191	17,380	19,501	—	36,881
FCB Financial Holdings, Inc., Class A*	2,492	2,804	—	5,296	84,728	95,336	—	180,064
Fidelity Southern Corp.	1,717	1,932	—	3,649	26,905	30,274	—	57,179
Financial Institutions, Inc.	1,120	1,290	—	2,410	29,198	33,630	—	62,828
First Bancorp, Inc./Maine(x)	828	978	—	1,806	17,835	21,066	—	38,901
First Bancorp/North Carolina	1,629	1,831	—	3,460	28,638	32,189	—	60,827
First BanCorp/Puerto Rico*	9,947	11,184	—	21,131	39,490	44,400	—	83,890
First Busey Corp.	2,529	2,844	—	5,373	54,095	60,833	—	114,928
First Business Financial Services, Inc.	655	748	—	1,403	15,373	17,556	—	32,929
First Citizens BancShares, Inc./North Carolina, Class A	634	713	—	1,347	164,149	184,603	—	348,752
First Commonwealth Financial Corp.	7,375	8,293	—	15,668	67,850	76,296	—	144,146
First Community Bancshares, Inc./Virginia	1,261	1,462	—	2,723	28,297	32,807	—	61,104
First Community Financial Partners, Inc.*(x)	1,105	1,243	—	2,348	9,724	10,938	—	20,662
First Connecticut Bancorp, Inc./Connecticut	949	1,070	—	2,019	15,715	17,719	—	33,434
First Financial Bancorp	5,090	5,723	—	10,813	99,000	111,312	—	210,312
First Financial Bankshares, Inc.(x)	1,997	2,245	—	4,242	65,482	73,614	—	139,096
First Financial Corp./Indiana	823	923	—	1,746	30,138	33,800	—	63,938
First Financial Northwest, Inc.(x)	720	808	—	1,528	9,562	10,730	—	20,292
First Foundation, Inc.*	738	833	—	1,571	15,867	17,909	—	33,776
First Internet Bancorp	425	479	—	904	10,123	11,410	—	21,533
First Interstate BancSystem, Inc., Class A	1,647	1,850	—	3,497	46,281	51,985	—	98,266
First Merchants Corp.	3,384	3,800	—	7,184	84,363	94,734	—	179,097
First Mid-Illinois Bancshares, Inc.(x)	447	500	—	947	11,175	12,500	—	23,675
First Midwest Bancorp, Inc./Illinois	6,699	7,532	—	14,231	117,634	132,262	—	249,896
First NBC Bank Holding Co.*	1,320	1,488	—	2,808	22,163	24,984	—	47,147
First Northwest Bancorp*(x)	913	1,031	—	1,944	11,632	13,135	—	24,767
First of Long Island Corp.	1,174	1,321	—	2,495	33,659	37,873	—	71,532
FirstMerit Corp.	13,763	15,476	—	29,239	278,976	313,699	—	592,675
Flushing Financial Corp.	2,361	2,651	—	5,012	46,937	52,702	—	99,639
Franklin Financial Network, Inc.*	571	644	—	1,215	17,907	20,196	—	38,103
Fulton Financial Corp.	14,304	16,083	—	30,387	193,104	217,120	—	410,224
German American Bancorp, Inc.	1,179	1,323	—	2,502	37,693	42,296	—	79,989
Glacier Bancorp, Inc.	6,331	7,119	—	13,450	168,278	189,223	—	357,501
Great Southern Bancorp, Inc.	888	999	—	1,887	32,829	36,933	—	69,762
Great Western Bancorp, Inc.	4,904	5,515	—	10,419	154,672	173,943	—	328,615
Green Bancorp, Inc.*	1,742	1,962	—	3,704	15,190	17,109	—	32,299
Guaranty Bancorp	1,214	1,399	—	2,613	20,274	23,363	—	43,637
Hampton Roads Bankshares, Inc.*	2,998	2,998	—	5,996	5,366	5,366	—	10,732
Hancock Holding Co.	6,449	7,218	—	13,667	168,383	188,462	—	356,845

22

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Hanmi Financial Corp.	2,606	2,927	—	5,533	61,215	68,755	—	129,970
Heartland Financial USA, Inc.	1,823	2,050	—	3,873	64,334	72,344	—	136,678
Heritage Commerce Corp.	1,877	2,218	—	4,095	19,765	23,356	—	43,121
Heritage Financial Corp./Washington	2,472	2,733	—	5,205	43,458	48,046	—	91,504
Heritage Oaks Bancorp	1,949	2,292	—	4,241	15,475	18,198	—	33,673
Hilltop Holdings, Inc.*	6,255	7,036	—	13,291	131,292	147,686	—	278,978
HomeTrust Bancshares, Inc.*	1,374	1,557	—	2,931	25,419	28,804	—	54,223
Horizon Bancorp/Indiana	954	1,042	—	1,996	23,984	26,196	—	50,180
IBERIABANK Corp.	3,410	3,834	—	7,244	203,679	229,005	—	432,684
Independent Bank Corp./Massachusetts	2,148	2,415	—	4,563	98,164	110,366	—	208,530
Independent Bank Corp./Michigan	1,701	1,915	—	3,616	24,681	27,787	—	52,468
Independent Bank Group, Inc.	924	1,040	—	1,964	39,649	44,626	—	84,275
International Bancshares Corp.	4,554	5,119	—	9,673	118,814	133,555	—	252,369
Investors Bancorp, Inc.	24,807	27,897	—	52,704	274,862	309,099	—	583,961
Lakeland Bancorp, Inc.(x)	3,256	3,608	—	6,864	37,053	41,059	—	78,112
Lakeland Financial Corp.	1,329	1,488	—	2,817	62,476	69,951	—	132,427
LCNB Corp.	673	753	—	1,426	10,633	11,897	—	22,530
LegacyTexas Financial Group, Inc.	3,694	4,155	—	7,849	99,406	111,811	—	211,217
Macatawa Bank Corp.	2,113	2,373	—	4,486	15,678	17,608	—	33,286
MainSource Financial Group, Inc.	1,902	2,138	—	4,040	41,939	47,143	—	89,082
MB Financial, Inc.	5,833	6,560	—	12,393	211,621	237,997	—	449,618
MBT Financial Corp.	1,405	1,577	—	2,982	11,240	12,616	—	23,856
Mercantile Bank Corp.	1,310	1,487	—	2,797	31,257	35,480	—	66,737
Merchants Bancshares, Inc./Vermont	462	515	—	977	14,082	15,697	—	29,779
Middleburg Financial Corp.(x)	369	414	—	783	10,037	11,261	—	21,298
Midland States Bancorp, Inc.*	304	343	—	647	6,594	7,440	—	14,034
MidWestOne Financial Group, Inc.	679	770	—	1,449	19,392	21,991	—	41,383
MutualFirst Financial, Inc.(x)	419	471	—	890	11,460	12,882	—	24,342
National Bankshares, Inc./ Virginia(x)	531	605	—	1,136	18,542	21,127	—	39,669
National Commerce Corp.*	699	788	—	1,487	16,301	18,376	—	34,677
NBT Bancorp, Inc.	3,536	3,971	—	7,507	101,236	113,690	—	214,926
Nicolet Bankshares, Inc.*	625	704	—	1,329	23,800	26,808	—	50,608
Northrim BanCorp, Inc.	543	610	—	1,153	14,275	16,037	—	30,312
OFG Bancorp	3,686	4,145	—	7,831	30,594	34,403	—	64,997
Old Line Bancshares, Inc.	671	755	—	1,426	12,078	13,590	—	25,668
Old National Bancorp/Indiana	11,061	12,439	—	23,500	138,594	155,861	—	294,455
Old Second Bancorp, Inc.	2,279	2,697	—	4,976	15,566	18,421	—	33,987
Opus Bank	520	586	—	1,106	17,576	19,807	—	37,383
Orrstown Financial Services, Inc.	581	652	—	1,233	10,487	11,769	—	22,256
Pacific Continental Corp.	1,538	1,739	—	3,277	24,162	27,320	—	51,482
Pacific Mercantile Bancorp*	1,219	1,372	—	2,591	8,655	9,741	—	18,396
Pacific Premier Bancorp, Inc.*	1,506	1,694	—	3,200	36,144	40,656	—	76,800
Park National Corp.(x)	1,102	1,239	—	2,341	101,142	113,715	—	214,857
Park Sterling Corp.	2,940	3,313	—	6,253	20,845	23,489	—	44,334
Peapack-Gladstone Financial Corp.	1,299	1,439	—	2,738	24,044	26,636	—	50,680
Penns Woods Bancorp, Inc.(x)	390	420	—	810	16,376	17,636	—	34,012
Peoples Bancorp, Inc./Ohio	1,354	1,523	—	2,877	29,504	33,186	—	62,690
Peoples Financial Services Corp.	579	648	—	1,227	22,662	25,363	—	48,025
People’s Utah Bancorp	1,060	1,193	—	2,253	17,596	19,804	—	37,400
Pinnacle Financial Partners, Inc.	3,075	3,457	—	6,532	150,214	168,874	—	319,088
Preferred Bank/California	986	1,107	—	2,093	28,471	31,965	—	60,436
Premier Financial Bancorp, Inc.(x)	673	753	—	1,426	11,340	12,688	—	24,028
PrivateBancorp, Inc.	6,531	7,345	—	13,876	287,560	323,400	—	610,960
Prosperity Bancshares, Inc.	5,571	6,265	—	11,836	284,065	319,452	—	603,517
QCR Holdings, Inc.	986	1,110	—	2,096	26,809	30,181	—	56,990
Renasant Corp.	3,390	3,810	—	7,200	109,599	123,177	—	232,776
Republic Bancorp, Inc./Kentucky, Class A	816	927	—	1,743	22,546	25,613	—	48,159
Republic First Bancorp, Inc.*(x)	2,701	3,034	—	5,735	11,641	13,077	—	24,718
S&T Bancorp, Inc.	2,834	3,186	—	6,020	69,291	77,898	—	147,189
Sandy Spring Bancorp, Inc.	1,959	2,216	—	4,175	56,929	64,397	—	121,326
Seacoast Banking Corp. of Florida*	2,461	2,771	—	5,232	39,967	45,001	—	84,968
Shore Bancshares, Inc.	1,011	1,135	—	2,146	11,879	13,336	—	25,215
Sierra Bancorp	981	1,039	—	2,020	16,373	17,341	—	33,714
Simmons First National Corp., Class A	2,436	2,739	—	5,175	112,507	126,501	—	239,008

23

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
South State Corp.	1,966	2,210	—	4,176	133,786	150,390	—	284,176
Southern First Bancshares, Inc.*	455	512	—	967	10,965	12,339	—	23,304
Southern National Bancorp of Virginia, Inc.(x)	880	988	—	1,868	10,692	12,004	—	22,696
Southside Bancshares, Inc.	2,047	2,293	—	4,340	63,293	70,900	—	134,193
Southwest Bancorp, Inc./Oklahoma	1,510	1,699	—	3,209	25,564	28,764	—	54,328
State Bank Financial Corp.	2,915	3,254	—	6,169	59,320	66,219	—	125,539
Sterling Bancorp/Delaware	10,546	11,861	—	22,407	165,572	186,218	—	351,790
Stock Yards Bancorp, Inc.	1,757	1,997	—	3,754	49,586	56,361	—	105,947
Stonegate Bank	943	1,065	—	2,008	30,431	34,368	—	64,799
Suffolk Bancorp	974	1,093	—	2,067	30,496	34,222	—	64,718
Summit Financial Group, Inc.(x)	665	746	—	1,411	11,637	13,055	—	24,692
Sun Bancorp, Inc./New Jersey*	874	980	—	1,854	18,057	20,247	—	38,304
Talmer Bancorp, Inc., Class A	1,136	1,280	—	2,416	21,777	24,538	—	46,315
Texas Capital Bancshares, Inc.*	3,556	4,000	—	7,556	166,279	187,040	—	353,319
Tompkins Financial Corp.	1,203	1,362	—	2,565	78,195	88,530	—	166,725
Towne Bank/Virginia(x)	4,633	5,208	—	9,841	100,304	112,753	—	213,057
TriCo Bancshares	1,690	1,900	—	3,590	46,644	52,440	—	99,084
TriState Capital Holdings, Inc.*	1,823	2,053	—	3,876	25,030	28,188	—	53,218
Triumph Bancorp, Inc.*	1,284	1,447	—	2,731	20,544	23,152	—	43,696
Trustmark Corp.	5,615	6,313	—	11,928	139,533	156,878	—	296,411
UMB Financial Corp.	3,731	4,195	—	7,926	198,526	223,216	—	421,742
Umpqua Holdings Corp.	18,388	20,676	—	39,064	284,462	319,858	—	604,320
Union Bankshares Corp.	3,618	4,049	—	7,667	89,401	100,051	—	189,452
United Bankshares, Inc./West Virginia(x)	5,475	6,143	—	11,618	205,367	230,424	—	435,791
United Community Banks, Inc./Georgia	5,816	6,536	—	12,352	106,375	119,543	—	225,918
Univest Corp. of Pennsylvania	1,532	1,793	—	3,325	32,203	37,689	—	69,892
Valley National Bancorp	20,622	23,190	—	43,812	188,073	211,493	—	399,566
Veritex Holdings, Inc.*	460	520	—	980	7,369	8,330	—	15,699
Washington Trust Bancorp, Inc.	1,229	1,382	—	2,611	46,604	52,405	—	99,009
WashingtonFirst Bankshares, Inc.(x)	640	720	—	1,360	13,830	15,559	—	29,389
Webster Financial Corp.	7,641	8,594	—	16,235	259,412	291,766	—	551,178
WesBanco, Inc.	2,959	3,326	—	6,285	91,877	103,272	—	195,149
West Bancorp, Inc.	1,259	1,470	—	2,729	23,405	27,327	—	50,732
Westamerica Bancorp(x)	2,054	2,302	—	4,356	101,180	113,397	—	214,577
Wilshire Bancorp, Inc.	5,957	6,698	—	12,655	62,072	69,793	—	131,865
Wintrust Financial Corp.	4,032	4,534	—	8,566	205,632	231,234	—	436,866
Yadkin Financial Corp.	4,143	4,661	—	8,804	103,948	116,944	—	220,892
Your Community Bankshares, Inc.(x)	397	447	—	844	14,752	16,611	—	31,363

					14,406,665	13,512,950	—	27,919,615

Capital Markets (1.8%)
Actua Corp.*	2,981	3,351	—	6,332	26,918	30,260	—	57,178
Arlington Asset Investment Corp., Class A(x)	1,806	2,009	—	3,815	23,496	26,137	—	49,633
Associated Capital Group, Inc., Class A(x)	377	56,382	—	56,759	10,812	1,617,036	—	1,627,848
B. Riley Financial, Inc.(x)	726	805	—	1,531	6,955	7,712	—	14,667
BGC Partners, Inc., Class A	—	200	—	200	—	1,742	—	1,742
Calamos Asset Management, Inc., Class A	1,459	1,544	—	3,003	10,665	11,287	—	21,952
Clarke, Inc.	—	3,700	—	3,700	—	26,061	—	26,061
Cowen Group, Inc., Class A*(x)	8,270	9,345	—	17,615	24,479	27,661	—	52,140
Dundee Corp., Class A*	—	151,400	—	151,400	—	890,232	—	890,232
FBR & Co.	493	548	—	1,041	7,360	8,182	—	15,542
Federated Investors, Inc., Class B	—	14,600	—	14,600	—	420,188	—	420,188
GAMCO Investors, Inc., Class A	289	5,648	—	5,937	9,471	185,085	—	194,556
Greenhill & Co., Inc.	593	666	—	1,259	9,547	10,723	—	20,270
INTL FCStone, Inc.*	1,267	1,423	—	2,690	34,576	38,834	—	73,410
Investment Technology Group, Inc.	2,372	2,578	—	4,950	39,660	43,104	—	82,764
Janus Capital Group, Inc.	12,002	13,496	—	25,498	167,068	187,864	—	354,932
KCG Holdings, Inc., Class A*	4,372	4,915	—	9,287	58,148	65,369	—	123,517
Ladenburg Thalmann Financial Services, Inc.*(x)	7,229	8,605	—	15,834	17,060	20,308	—	37,368

24

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Manning & Napier, Inc.	1,219	1,364	—	2,583	11,581	12,958	—	24,539
Medley Management, Inc., Class A	259	304	—	563	1,523	1,787	—	3,310
OM Asset Management plc	1,045	1,175	—	2,220	13,951	15,686	—	29,637
Oppenheimer Holdings, Inc., Class A	849	996	—	1,845	13,126	15,398	—	28,524
Piper Jaffray Cos.*	1,280	1,439	—	2,719	48,256	54,250	—	102,506
PJT Partners, Inc., Class A(x)	1,472	1,657	—	3,129	33,856	38,111	—	71,967
Pzena Investment Management, Inc., Class A	245	274	—	519	1,864	2,085	—	3,949
Safeguard Scientifics, Inc.*	1,728	1,913	—	3,641	21,583	23,893	—	45,476
Senvest Capital, Inc.*	—	1,110	—	1,110	—	116,847	—	116,847
Stifel Financial Corp.*	5,342	6,008	—	11,350	168,006	188,952	—	356,958
Virtu Financial, Inc., Class A	135	153	—	288	2,430	2,754	—	5,184
Virtus Investment Partners, Inc.(x)	520	584	—	1,104	37,014	41,569	—	78,583
Waddell & Reed Financial, Inc., Class A	2,355	2,648	—	5,003	40,553	45,599	—	86,152
Walter Investment Management Corp.*(x)	1,691	1,895	—	3,586	4,667	5,230	—	9,897

					844,625	4,182,904	—	5,027,529

Consumer Finance (1.8%)
Cash America International, Inc.	1,983	2,230	—	4,213	84,515	95,042	—	179,557
Emergent Capital, Inc.*	—	429,300	—	429,300	—	1,442,448	—	1,442,448
Encore Capital Group, Inc.*(x)	1,721	1,966	—	3,687	40,495	46,260	—	86,755
Enova International, Inc.*	2,287	2,580	—	4,867	16,832	18,989	—	35,821
EZCORP, Inc., Class A*	4,240	4,761	—	9,001	32,054	35,993	—	68,047
Green Dot Corp., Class A*	2,950	3,320	—	6,270	67,821	76,327	—	144,148
LendingClub Corp.*(x)	15,212	17,122	—	32,334	65,412	73,625	—	139,037
Nelnet, Inc., Class A	1,718	1,933	—	3,651	59,701	67,172	—	126,873
PRA Group, Inc.*(x)	3,843	4,323	—	8,166	92,770	104,357	—	197,127
Regional Management Corp.*(x)	170,332	971	—	171,303	2,497,067	14,235	—	2,511,302
World Acceptance Corp.*(x)	516	583	—	1,099	23,530	26,585	—	50,115

					2,980,197	2,001,033	—	4,981,230

Diversified Financial Services (4.0%)
BBX Capital Corp., Class A*	232	245	—	477	3,566	3,766	—	7,332
FNFV Group*(x)	5,528	6,218	—	11,746	63,406	71,321	—	134,727
GAIN Capital Holdings, Inc.	2,598	2,922	—	5,520	16,419	18,467	—	34,886
Marlin Business Services Corp.	716	760	—	1,476	11,671	12,388	—	24,059
NewStar Financial, Inc.*	2,154	2,330	—	4,484	18,137	19,619	—	37,756
On Deck Capital, Inc.*(x)	4,037	4,547	—	8,584	20,790	23,417	—	44,207
Onex Corp.	—	50,000	—	50,000	—	3,055,000	—	3,055,000
PICO Holdings, Inc.*	1,624	1,855	—	3,479	15,363	17,548	—	32,911
Resource America, Inc., Class A	955	1,045	—	2,000	9,283	10,157	—	19,440
Texas Pacific Land Trust	—	45,500	—	45,500	—	7,673,575	—	7,673,575
Tiptree Financial, Inc., Class A	2,235	2,532	—	4,767	12,248	13,875	—	26,123

					170,883	10,919,133	—	11,090,016

Insurance (2.3%)
Ambac Financial Group, Inc.*	3,460	3,840	—	7,300	56,952	63,206	—	120,158
American Equity Investment Life Holding Co.	6,502	7,240	—	13,742	92,653	103,170	—	195,823
American Independence Corp.*	67	68	—	135	1,643	1,668	—	3,311
AMERISAFE, Inc.	415	465	—	880	25,406	28,467	—	53,873
AmTrust Financial Services, Inc.	—	17,100	—	17,100	—	418,950	—	418,950
Argo Group International Holdings Ltd.	2,440	2,734	—	5,174	126,641	141,869	—	268,510
Atlas Financial Holdings, Inc.*	476	566	—	1,042	8,197	9,746	—	17,943
Baldwin & Lyons, Inc., Class B	761	895	—	1,656	18,766	22,071	—	40,837
Blue Capital Reinsurance Holdings Ltd.	496	551	—	1,047	9,181	10,199	—	19,380
Citizens, Inc./Texas*(x)	4,058	4,546	—	8,604	30,841	34,550	—	65,391
CNO Financial Group, Inc.	15,023	16,709	—	31,732	262,302	291,739	—	554,041
Donegal Group, Inc., Class A	741	846	—	1,587	12,219	13,951	—	26,170
EMC Insurance Group, Inc.	718	801	—	1,519	19,903	22,204	—	42,107
Employers Holdings, Inc.	2,536	2,821	—	5,357	73,595	81,865	—	155,460
Enstar Group Ltd.*	959	1,078	—	2,037	155,348	174,625	—	329,973
FBL Financial Group, Inc., Class A	882	980	—	1,862	53,511	59,457	—	112,968
Federated National Holding Co.	1,115	1,215	—	2,330	21,230	23,134	—	44,364
Fidelity & Guaranty Life(x)	1,114	1,276	—	2,390	25,822	29,578	—	55,400

25

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Genworth Financial, Inc., Class A*	16,102	17,263	—	33,365	41,543	44,539	—	86,082
Global Indemnity plc*	737	826	—	1,563	20,290	22,740	—	43,030
Greenlight Capital Reinsurance Ltd., Class A*	2,480	51,786	—	54,266	49,997	1,044,006	—	1,094,003
Hallmark Financial Services, Inc.*	1,207	1,392	—	2,599	13,989	16,133	—	30,122
HCI Group, Inc.	734	826	—	1,560	20,024	22,533	—	42,557
Heritage Insurance Holdings, Inc.	2,266	2,551	—	4,817	27,124	30,535	—	57,659
Horace Mann Educators Corp.	3,425	3,857	—	7,282	115,731	130,328	—	246,059
Independence Holding Co.	696	818	—	1,514	12,507	14,699	—	27,206
Infinity Property & Casualty Corp.	899	1,014	—	1,913	72,513	81,789	—	154,302
Investors Title Co.	121	136	—	257	11,525	12,954	—	24,479
James River Group Holdings Ltd.	1,194	1,339	—	2,533	40,548	45,472	—	86,020
Kemper Corp.	3,363	3,788	—	7,151	104,186	117,352	—	221,538
Maiden Holdings Ltd.	4,355	4,889	—	9,244	53,305	59,841	—	113,146
MBIA, Inc.*	11,095	12,481	—	23,576	75,779	85,245	—	161,024
National General Holdings Corp.	1,743	1,957	—	3,700	37,335	41,919	—	79,254
National Interstate Corp.	497	536	—	1,033	15,034	16,214	—	31,248
National Western Life Group, Inc., Class A	208	229	—	437	40,616	44,717	—	85,333
Navigators Group, Inc.	948	1,065	—	2,013	87,188	97,948	—	185,136
OneBeacon Insurance Group Ltd., Class A	1,847	1,976	—	3,823	25,489	27,269	—	52,758
RLI Corp.	582	653	—	1,235	40,030	44,913	—	84,943
Safety Insurance Group, Inc.	1,202	1,352	—	2,554	74,019	83,256	—	157,275
Selective Insurance Group, Inc.	4,499	5,300	—	9,799	171,907	202,513	—	374,420
State Auto Financial Corp.	1,325	1,483	—	2,808	29,031	32,493	—	61,524
State National Cos., Inc.	2,397	2,653	—	5,050	25,240	27,936	—	53,176
Stewart Information Services Corp.	1,819	2,131	—	3,950	75,325	88,245	—	163,570
Third Point Reinsurance Ltd.*(x)	5,218	5,868	—	11,086	61,155	68,773	—	129,928
United Fire Group, Inc.	1,813	2,037	—	3,850	76,926	86,430	—	163,356
United Insurance Holdings Corp.(x)	414	465	—	879	6,781	7,617	—	14,398
Universal Insurance Holdings, Inc.	737	820	—	1,557	13,693	15,236	—	28,929

					2,433,040	4,144,094	—	6,577,134

Real Estate Investment Trusts (7.1%)
Acadia Realty Trust (REIT)	4,639	5,218	—	9,857	164,777	185,343	—	350,120
AG Mortgage Investment Trust, Inc. (REIT)	2,332	2,642	—	4,974	33,674	38,150	—	71,824
Agree Realty Corp. (REIT)	1,874	2,123	—	3,997	90,402	102,413	—	192,815
Alexander’s, Inc. (REIT)	11	10	—	21	4,502	4,092	—	8,594
Altisource Residential Corp. (REIT)	4,357	4,931	—	9,288	40,041	45,316	—	85,357
American Assets Trust, Inc. (REIT)	2,100	2,363	—	4,463	89,124	100,286	—	189,410
American Capital Mortgage Investment Corp. (REIT)	3,776	4,303	—	8,079	59,623	67,944	—	127,567
Anworth Mortgage Asset Corp. (REIT)(x)	7,722	8,836	—	16,558	36,293	41,529	—	77,822
Apollo Commercial Real Estate Finance, Inc. (REIT)(x)	4,885	5,494	—	10,379	78,502	88,289	—	166,791
Apollo Residential Mortgage, Inc. (REIT)	2,694	3,032	—	5,726	36,100	40,629	—	76,729
Ares Commercial Real Estate Corp. (REIT)(x)	2,231	2,455	—	4,686	27,419	30,172	—	57,591
Armada Hoffler Properties, Inc. (REIT)	309	363	—	672	4,246	4,988	—	9,234
ARMOUR Residential REIT, Inc. (REIT)(x)	3,065	3,443	—	6,508	61,308	68,865	—	130,173
Ashford Hospitality Prime, Inc. (REIT)	2,228	2,486	—	4,714	31,504	35,152	—	66,656
Ashford Hospitality Trust, Inc. (REIT)	6,546	7,425	—	13,971	35,152	39,872	—	75,024
Bluerock Residential Growth REIT, Inc. (REIT)	1,516	1,726	—	3,242	19,708	22,438	—	42,146
Capstead Mortgage Corp. (REIT)(x)	7,937	8,925	—	16,862	76,989	86,572	—	163,561
CatchMark Timber Trust, Inc., Class A (REIT)	3,169	3,551	—	6,720	38,725	43,393	—	82,118
CBL & Associates Properties, Inc. (REIT)	14,061	15,821	—	29,882	130,908	147,293	—	278,201
Cedar Realty Trust, Inc. (REIT)	6,858	7,653	—	14,511	50,955	56,862	—	107,817
Chatham Lodging Trust (REIT)	3,114	3,499	—	6,613	68,446	76,908	—	145,354
Chesapeake Lodging Trust (REIT)	3,624	4,076	—	7,700	84,258	94,767	—	179,025
City Office REIT, Inc. (REIT)(x)	286	333	—	619	3,712	4,322	—	8,034
Colony Capital, Inc., Class A (REIT)(x)	9,407	10,583	—	19,990	144,397	162,449	—	306,846
Colony Starwood Homes (REIT)(x)	5,397	6,073	—	11,470	164,177	184,741	—	348,918
Community Healthcare Trust, Inc. (REIT)	1,010	1,140	—	2,150	21,351	24,100	—	45,451

26

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
CorEnergy Infrastructure Trust, Inc. (REIT)(x)	991	1,105	—	2,096	28,590	31,879	—	60,469
Cousins Properties, Inc. (REIT)	17,307	19,489	—	36,796	179,993	202,686	—	382,679
CYS Investments, Inc. (REIT)	12,663	14,181	—	26,844	105,989	118,695	—	224,684
DiamondRock Hospitality Co. (REIT)	16,720	18,807	—	35,527	150,982	169,827	—	320,809
Dynex Capital, Inc. (REIT)	3,763	4,222	—	7,985	26,115	29,301	—	55,416
Easterly Government Properties, Inc. (REIT)	1,914	2,153	—	4,067	37,763	42,479	—	80,242
Education Realty Trust, Inc. (REIT)	4,833	5,436	—	10,269	222,995	250,817	—	473,812
Equity LifeStyle Properties, Inc. (REIT)	—	7,000	—	7,000	—	560,350	—	560,350
Farmland Partners, Inc. (REIT)(x)	944	1,075	—	2,019	10,686	12,169	—	22,855
FelCor Lodging Trust, Inc. (REIT)	1,489	1,687	—	3,176	9,276	10,510	—	19,786
First Industrial Realty Trust, Inc. (REIT)	7,540	8,483	—	16,023	209,763	235,997	—	445,760
First Potomac Realty Trust (REIT)	4,769	5,364	—	10,133	43,875	49,349	—	93,224
Four Corners Property Trust, Inc. (REIT)	1,102	1,238	—	2,340	22,690	25,490	—	48,180
Franklin Street Properties Corp. (REIT)	8,027	9,019	—	17,046	98,491	110,663	—	209,154
Geo Group, Inc. (REIT)	4,844	5,451	—	10,295	165,568	186,315	—	351,883
Getty Realty Corp. (REIT)	2,134	2,402	—	4,536	45,774	51,523	—	97,297
Gladstone Commercial Corp. (REIT)	1,830	1,980	—	3,810	30,909	33,442	—	64,351
Global Net Lease, Inc. (REIT)(x)	14,080	15,832	—	29,912	111,936	125,864	—	237,800
Government Properties Income Trust (REIT)(x)	5,612	6,180	—	11,792	129,413	142,511	—	271,924
Gramercy Property Trust (REIT)	29,904	33,628	—	63,532	275,715	310,050	—	585,765
Great Ajax Corp. (REIT)	1,038	1,171	—	2,209	14,397	16,242	—	30,639
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	3,066	3,376	—	6,442	66,226	72,922	—	139,148
Hatteras Financial Corp. (REIT)	7,851	8,827	—	16,678	128,756	144,763	—	273,519
Healthcare Realty Trust, Inc. (REIT)	8,655	9,733	—	18,388	302,838	340,558	—	643,396
Hersha Hospitality Trust (REIT)	3,280	3,692	—	6,972	56,252	63,318	—	119,570
Hudson Pacific Properties, Inc. (REIT)	6,543	7,361	—	13,904	190,925	214,794	—	405,719
Independence Realty Trust, Inc. (REIT)	3,336	3,767	—	7,103	27,288	30,814	—	58,102
InfraREIT, Inc. (REIT)	3,315	3,733	—	7,048	58,145	65,477	—	123,622
Invesco Mortgage Capital, Inc. (REIT)	9,393	10,561	—	19,954	128,590	144,580	—	273,170
Investors Real Estate Trust (REIT)(x)	9,980	11,317	—	21,297	64,571	73,221	—	137,792
Kite Realty Group Trust (REIT)	6,863	7,718	—	14,581	192,370	216,335	—	408,705
Ladder Capital Corp. (REIT)	3,246	3,655	—	6,901	39,601	44,591	—	84,192
LaSalle Hotel Properties (REIT)	8,898	10,009	—	18,907	209,815	236,012	—	445,827
Lexington Realty Trust (REIT)	19,043	21,414	—	40,457	192,525	216,496	—	409,021
LTC Properties, Inc. (REIT)	430	485	—	915	22,244	25,089	—	47,333
Mack-Cali Realty Corp. (REIT)	7,413	8,337	—	15,750	200,151	225,099	—	425,250
Medical Properties Trust, Inc. (REIT)	13,079	14,713	—	27,792	198,932	223,785	—	422,717
Monmouth Real Estate Investment Corp. (REIT)(x)	4,327	4,870	—	9,197	57,376	64,576	—	121,952
Monogram Residential Trust, Inc. (REIT)(x)	14,004	15,761	—	29,765	142,981	160,920	—	303,901
National Storage Affiliates Trust (REIT)	1,680	1,892	—	3,572	34,978	39,391	—	74,369
New Residential Investment Corp. (REIT)	18,648	20,985	—	39,633	258,088	290,432	—	548,520
New Senior Investment Group, Inc. (REIT)	6,429	7,193	—	13,622	68,662	76,821	—	145,483
New York Mortgage Trust, Inc. (REIT)(x)	9,217	10,372	—	19,589	56,224	63,269	—	119,493
New York REIT, Inc. (REIT)	13,693	15,402	—	29,095	126,660	142,468	—	269,128
NexPoint Residential Trust, Inc. (REIT)	1,515	1,725	—	3,240	27,573	31,395	—	58,968
NorthStar Realty Europe Corp. (REIT)	4,921	5,531	—	10,452	45,519	51,162	—	96,681
One Liberty Properties, Inc. (REIT)	1,043	1,176	—	2,219	24,876	28,048	—	52,924
Orchid Island Capital, Inc. (REIT)(x)	1,404	1,585	—	2,989	14,447	16,310	—	30,757
Owens Realty Mortgage, Inc. (REIT)(x)	789	889	—	1,678	13,129	14,793	—	27,922
Parkway Properties, Inc. (REIT)	6,735	7,568	—	14,303	112,677	126,613	—	239,290
Pebblebrook Hotel Trust (REIT)	5,958	6,703	—	12,661	156,397	175,954	—	332,351
Pennsylvania Real Estate Investment Trust (REIT)	4,050	4,557	—	8,607	86,872	97,748	—	184,620
PennyMac Mortgage Investment Trust (REIT)‡	5,660	6,354	—	12,014	91,862	103,126	—	194,988
Physicians Realty Trust (REIT)	5,452	6,136	—	11,588	114,546	128,916	—	243,462
Preferred Apartment Communities, Inc., Class A (REIT)(x)	1,867	2,099	—	3,966	27,482	30,897	—	58,379
RAIT Financial Trust (REIT)	7,044	8,141	—	15,185	22,048	25,481	—	47,529
Ramco-Gershenson Properties Trust (REIT)	6,525	7,342	—	13,867	127,955	143,977	—	271,932
Redwood Trust, Inc. (REIT)(x)	6,366	7,164	—	13,530	87,914	98,935	—	186,849
Resource Capital Corp. (REIT)	2,506	2,919	—	5,425	32,227	37,538	—	69,765

27

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Retail Opportunity Investments Corp. (REIT)	2,383	2,680	—	5,063	51,640	58,076	—	109,716
Rexford Industrial Realty, Inc. (REIT)	3,330	3,747	—	7,077	70,230	79,024	—	149,254
RLJ Lodging Trust (REIT)	10,139	11,404	—	21,543	217,482	244,616	—	462,098
Rouse Properties, Inc. (REIT)	3,155	3,552	—	6,707	57,579	64,824	—	122,403
Sabra Health Care REIT, Inc. (REIT)	4,491	5,039	—	9,530	92,672	103,980	—	196,652
Saul Centers, Inc. (REIT)	87	84	—	171	5,369	5,184	—	10,553
Select Income REIT (REIT)	5,258	5,913	—	11,171	136,655	153,679	—	290,334
Seritage Growth Properties, Class A (REIT)(x)	2,075	2,334	—	4,409	103,418	116,327	—	219,745
Silver Bay Realty Trust Corp. (REIT)	2,796	3,149	—	5,945	47,616	53,627	—	101,243
Summit Hotel Properties, Inc. (REIT)	7,200	8,103	—	15,303	95,328	107,284	—	202,612
Sunstone Hotel Investors, Inc. (REIT)	18,046	20,294	—	38,340	217,815	244,949	—	462,764
Terreno Realty Corp. (REIT)	2,628	2,957	—	5,585	67,986	76,498	—	144,484
Tier REIT, Inc. (REIT)(x)	3,943	4,434	—	8,377	60,446	67,973	—	128,419
UMH Properties, Inc. (REIT)	1,440	1,630	—	3,070	16,200	18,337	—	34,537
United Development Funding IV (REIT)†(b)(x)	2,620	2,856	—	5,476	7,126	7,768	—	14,894
Washington Real Estate Investment Trust (REIT)	4,007	4,509	—	8,516	126,060	141,853	—	267,913
Western Asset Mortgage Capital Corp. (REIT)(x)	3,390	3,900	—	7,290	31,832	36,621	—	68,453
Whitestone REIT (REIT)	2,095	2,407	—	4,502	31,593	36,298	—	67,891
WP Glimcher, Inc. (REIT)	12,122	13,638	—	25,760	135,645	152,609	—	288,254
Xenia Hotels & Resorts, Inc. (REIT)	8,652	9,733	—	18,385	145,181	163,320	—	308,501

					9,044,808	10,732,515	—	19,777,323

Real Estate Management & Development (3.0%)
Alexander & Baldwin, Inc.	1,829	2,057	—	3,886	66,100	74,340	—	140,440
AV Homes, Inc.*	722	809	—	1,531	8,823	9,886	—	18,709
Consolidated-Tomoka Land Co.(x)	38	445	—	483	1,804	21,124	—	22,928
Dream Unlimited Corp.*	—	382,300	—	382,300	—	2,351,145	—	2,351,145
Forestar Group, Inc.*	2,569	2,941	—	5,510	30,545	34,969	—	65,514
FRP Holdings, Inc.*	531	600	—	1,131	18,319	20,700	—	39,019
Griffin Industrial Realty, Inc.	49	52	—	101	1,502	1,594	—	3,096
Howard Hughes Corp.*	—	45,000	—	45,000	—	5,144,400	—	5,144,400
Kennedy-Wilson Holdings, Inc.	3,462	3,892	—	7,354	65,640	73,792	—	139,432
RE/MAX Holdings, Inc., Class A	1,459	1,639	—	3,098	58,739	65,986	—	124,725
St. Joe Co.*	4,208	4,732	—	8,940	74,566	83,851	—	158,417
Stratus Properties, Inc.*	494	552	—	1,046	9,253	10,339	—	19,592
Tejon Ranch Co.*	1,144	1,287	—	2,431	27,044	30,425	—	57,469
Trinity Place Holdings, Inc.*(x)	1,206	1,358	—	2,564	9,274	10,443	—	19,717

					371,609	7,932,994	—	8,304,603

Thrifts & Mortgage Finance (1.8%)
Astoria Financial Corp.	7,694	8,654	—	16,348	117,949	132,666	—	250,615
Bank Mutual Corp.	3,413	3,833	—	7,246	26,212	29,437	—	55,649
BankFinancial Corp.	1,253	1,383	—	2,636	15,023	16,582	—	31,605
Bear State Financial, Inc.(x)	1,479	1,665	—	3,144	13,947	15,701	—	29,648
Beneficial Bancorp, Inc.*	5,893	6,596	—	12,489	74,959	83,901	—	158,860
BofI Holding, Inc.*	314	357	—	671	5,561	6,322	—	11,883
Capitol Federal Financial, Inc.	10,658	11,985	—	22,643	148,679	167,191	—	315,870
Charter Financial Corp./Maryland	1,150	1,329	—	2,479	15,272	17,649	—	32,921
Clifton Bancorp, Inc.	1,800	2,040	—	3,840	27,126	30,743	—	57,869
Dime Community Bancshares, Inc.	2,600	2,927	—	5,527	44,226	49,788	—	94,014
ESSA Bancorp, Inc.	655	737	—	1,392	8,777	9,876	—	18,653
EverBank Financial Corp.	8,608	9,686	—	18,294	127,915	143,934	—	271,849
Federal Agricultural Mortgage Corp., Class C	736	830	—	1,566	25,628	28,901	—	54,529
First Defiance Financial Corp.	731	808	—	1,539	28,399	31,391	—	59,790
Flagstar Bancorp, Inc.*	1,753	1,972	—	3,725	42,791	48,136	—	90,927
Fox Chase Bancorp, Inc.	881	1,048	—	1,929	17,920	21,316	—	39,236
Greene County Bancorp, Inc.(x)	181	202	—	383	2,945	3,287	—	6,232
Hingham Institution for Savings	63	71	—	134	7,744	8,727	—	16,471
Home Bancorp, Inc.	394	442	—	836	10,823	12,142	—	22,965
HomeStreet, Inc.*	1,991	2,243	—	4,234	39,661	44,681	—	84,342

28

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Impac Mortgage Holdings, Inc.*(x)	665	752	—	1,417	10,427	11,791	—	22,218
Kearny Financial Corp.	7,674	8,630	—	16,304	96,539	108,565	—	205,104
Lake Sunapee Bank Group	630	708	—	1,338	10,779	12,114	—	22,893
Meridian Bancorp, Inc.	3,403	3,829	—	7,232	50,296	56,593	—	106,889
Meta Financial Group, Inc.	679	764	—	1,443	34,602	38,933	—	73,535
MGIC Investment Corp.*	28,499	32,063	—	60,562	169,569	190,775	—	360,344
Nationstar Mortgage Holdings, Inc.*(x)	1,570	1,770	—	3,340	17,678	19,930	—	37,608
NMI Holdings, Inc., Class A*	4,201	4,722	—	8,923	23,022	25,877	—	48,899
Northfield Bancorp, Inc.	3,171	3,566	—	6,737	47,026	52,884	—	99,910
Northwest Bancshares, Inc.	8,050	9,007	—	17,057	119,382	133,574	—	252,956
OceanFirst Financial Corp.	1,712	1,901	—	3,613	31,107	34,541	—	65,648
Ocwen Financial Corp.*(x)	8,537	9,754	—	18,291	14,598	16,679	—	31,277
Oritani Financial Corp.	3,210	3,607	—	6,817	51,328	57,676	—	109,004
PennyMac Financial Services, Inc., Class A*‡	468	468	—	936	5,845	5,845	—	11,690
PHH Corp.*	4,430	4,980	—	9,410	59,008	66,334	—	125,342
Provident Bancorp, Inc.*	320	361	—	681	4,934	5,567	—	10,501
Provident Financial Holdings, Inc.	522	586	—	1,108	9,553	10,724	—	20,277
Provident Financial Services, Inc.	5,110	5,746	—	10,856	100,360	112,851	—	213,211
Radian Group, Inc.	17,971	20,215	—	38,186	187,258	210,640	—	397,898
SI Financial Group, Inc.	884	995	—	1,879	11,704	13,174	—	24,878
Southern Missouri Bancorp, Inc.	459	515	—	974	10,800	12,118	—	22,918
Territorial Bancorp, Inc.	606	706	—	1,312	16,041	18,688	—	34,729
TrustCo Bank Corp.	7,517	8,583	—	16,100	48,184	55,017	—	103,201
United Community Financial Corp./Ohio	3,867	4,336	—	8,203	23,511	26,363	—	49,874
United Financial Bancorp, Inc.	4,160	4,679	—	8,839	53,997	60,733	—	114,730
Walker & Dunlop, Inc.*	2,312	2,605	—	4,917	52,667	59,342	—	112,009
Washington Federal, Inc.	7,573	8,537	—	16,110	183,721	207,108	—	390,829
Waterstone Financial, Inc.	2,119	2,358	—	4,477	32,484	36,148	—	68,632
Westfield Financial, Inc.	1,154	1,297	—	2,451	8,886	9,987	—	18,873
WSFS Financial Corp.	2,374	2,669	—	5,043	76,419	85,915	—	162,334

					2,363,282	2,658,857	—	5,022,139

Total Financials					32,615,109	56,084,480	—	88,699,589

Health Care (2.9%)
Biotechnology (0.7%)
Acorda Therapeutics, Inc.*	3,070	3,445	—	6,515	78,300	87,865	—	166,165
Adamas Pharmaceuticals, Inc.*(x)	693	782	—	1,475	10,492	11,839	—	22,331
Adverum Biotechnologies, Inc.*(x)	1,932	2,147	—	4,079	6,105	6,785	—	12,890
Agenus, Inc.*(x)	1,204	1,319	—	2,523	4,876	5,342	—	10,218
Akebia Therapeutics, Inc.*	2,087	2,328	—	4,415	15,611	17,413	—	33,024
AMAG Pharmaceuticals, Inc.*(x)	2,020	2,277	—	4,297	48,318	54,466	—	102,784
Ardelyx, Inc.*(x)	1,557	1,736	—	3,293	13,593	15,155	—	28,748
ARIAD Pharmaceuticals, Inc.*(x)	908	1,007	—	1,915	6,710	7,442	—	14,152
Array BioPharma, Inc.*(x)	10,830	12,145	—	22,975	38,555	43,236	—	81,791
Arrowhead Pharmaceuticals, Inc.*(x)	345	368	—	713	1,835	1,958	—	3,793
Atara Biotherapeutics, Inc.*(x)	1,811	2,032	—	3,843	40,766	45,740	—	86,506
Bellicum Pharmaceuticals, Inc.*(x)	577	641	—	1,218	7,478	8,307	—	15,785
BioCryst Pharmaceuticals, Inc.*(x)	1,156	1,227	—	2,383	3,283	3,485	—	6,768
Bluebird Bio, Inc.*(x)	1,926	2,164	—	4,090	83,376	93,680	—	177,056
Cara Therapeutics, Inc.*(x)	1,496	1,667	—	3,163	7,196	8,018	—	15,214
Celldex Therapeutics, Inc.*(x)	7,954	8,928	—	16,882	34,918	39,194	—	74,112
Cellular Biomedicine Group, Inc.*(x)	298	330	—	628	3,573	3,957	—	7,530
Chimerix, Inc.*	3,541	3,986	—	7,527	13,916	15,665	—	29,581
Cidara Therapeutics, Inc.*	805	889	—	1,694	8,300	9,166	—	17,466
Concert Pharmaceuticals, Inc.*	793	878	—	1,671	8,905	9,860	—	18,765
Corvus Pharmaceuticals, Inc.*	223	243	—	466	3,180	3,465	—	6,645
CytRx Corp.*(x)	—	680	—	680	—	1,516	—	1,516
Dimension Therapeutics, Inc.*	604	664	—	1,268	3,624	3,984	—	7,608
Edge Therapeutics, Inc.*(x)	807	896	—	1,703	8,159	9,059	—	17,218
Enanta Pharmaceuticals, Inc.*(x)	1,297	1,452	—	2,749	28,599	32,017	—	60,616
Epizyme, Inc.*	951	1,059	—	2,010	9,738	10,844	—	20,582

29

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Esperion Therapeutics, Inc.*(x)	1,196	1,339	—	2,535	11,816	13,229	—	25,045
Exelixis, Inc.*(x)	7,190	8,072	—	15,262	56,154	63,042	—	119,196
Five Prime Therapeutics, Inc.*	1,716	1,927	—	3,643	70,957	79,681	—	150,638
Idera Pharmaceuticals, Inc.*(x)	465	614	—	1,079	711	939	—	1,650
Ignyta, Inc.*	953	1,121	—	2,074	5,165	6,076	—	11,241
Immunomedics, Inc.*(x)	561	686	—	1,247	1,301	1,592	—	2,893
Inotek Pharmaceuticals Corp.*	204	214	—	418	1,518	1,592	—	3,110
Karyopharm Therapeutics, Inc.*	1,524	1,699	—	3,223	10,226	11,400	—	21,626
Merrimack Pharmaceuticals, Inc.*(x)	3,862	4,330	—	8,192	20,816	23,339	—	44,155
Momenta Pharmaceuticals, Inc.*	4,095	4,591	—	8,686	44,226	49,583	—	93,809
NantKwest, Inc.*(x)	1,200	1,329	—	2,529	7,464	8,266	—	15,730
NewLink Genetics Corp.*	434	481	—	915	4,887	5,416	—	10,303
Osiris Therapeutics, Inc.(x)	133	148	—	281	677	753	—	1,430
Otonomy, Inc.*	1,984	2,223	—	4,207	31,506	35,301	—	66,807
OvaScience, Inc.*(x)	2,255	2,523	—	4,778	11,749	13,145	—	24,894
PDL BioPharma, Inc.(x)	13,801	15,652	—	29,453	43,335	49,147	—	92,482
Pfenex, Inc.*	—	190	—	190	—	1,590	—	1,590
Portola Pharmaceuticals, Inc.*	342	378	—	720	8,071	8,921	—	16,992
PTC Therapeutics, Inc.*	2,781	3,115	—	5,896	19,523	21,867	—	41,390
REGENXBIO, Inc.*(x)	1,659	1,852	—	3,511	13,272	14,816	—	28,088
Retrophin, Inc.*(x)	3,001	3,368	—	6,369	53,448	59,984	—	113,432
Rigel Pharmaceuticals, Inc.*	1,649	1,751	—	3,400	3,677	3,905	—	7,582
Spectrum Pharmaceuticals, Inc.*	3,888	4,521	—	8,409	25,544	29,703	—	55,247
Stemline Therapeutics, Inc.*	1,045	1,324	—	2,369	7,075	8,964	—	16,039
Syndax Pharmaceuticals, Inc.*	187	203	—	390	1,842	2,000	—	3,842
Trovagene, Inc.*	—	333	—	333	—	1,509	—	1,509
Versartis, Inc.*(x)	2,059	2,303	—	4,362	22,773	25,471	—	48,244
Voyager Therapeutics, Inc.*(x)	520	577	—	1,097	5,715	6,341	—	12,056
Zafgen, Inc.*	1,896	2,116	—	4,012	11,357	12,675	—	24,032

					984,211	1,109,705	—	2,093,916

Health Care Equipment & Supplies (1.4%)
Abaxis, Inc.	41,000	—	—	41,000	1,936,430	—	—	1,936,430
Analogic Corp.	932	1,050	—	1,982	74,038	83,412	—	157,450
AngioDynamics, Inc.*	2,244	2,529	—	4,773	32,246	36,342	—	68,588
Anika Therapeutics, Inc.*	219	241	—	460	11,749	12,930	—	24,679
AtriCure, Inc.*	575	655	—	1,230	8,125	9,255	—	17,380
Cerus Corp.*(x)	1,160	1,233	—	2,393	7,238	7,694	—	14,932
CONMED Corp.	2,284	2,571	—	4,855	109,015	122,714	—	231,729
CryoLife, Inc.	873	988	—	1,861	10,310	11,668	—	21,978
Exactech, Inc.*	851	960	—	1,811	22,756	25,670	—	48,426
Greatbatch, Inc.*	2,548	2,869	—	5,417	78,810	88,738	—	167,548
Haemonetics Corp.*	4,252	4,786	—	9,038	123,265	138,746	—	262,011
Halyard Health, Inc.*	3,889	4,375	—	8,264	126,470	142,275	—	268,745
ICU Medical, Inc.*	384	433	—	817	43,296	48,821	—	92,117
Invacare Corp.(x)	2,650	2,941	—	5,591	32,145	35,674	—	67,819
K2M Group Holdings, Inc.*(x)	1,461	1,646	—	3,107	22,675	25,546	—	48,221
Meridian Bioscience, Inc.	460	498	—	958	8,970	9,711	—	18,681
Merit Medical Systems, Inc.*	2,201	2,481	—	4,682	43,646	49,198	—	92,844
Quidel Corp.*	139	164	—	303	2,483	2,929	—	5,412
Rockwell Medical, Inc.*(x)	446	475	—	921	3,376	3,596	—	6,972
RTI Surgical, Inc.*	4,724	5,330	—	10,054	16,959	19,135	—	36,094
Symmetry Surgical, Inc.*	768	864	—	1,632	10,084	11,344	—	21,428
TransEnterix, Inc.*(x)	5,107	5,705	—	10,812	6,231	6,960	—	13,191
Wright Medical Group N.V.*	8,555	9,625	—	18,180	148,600	167,186	—	315,786

					2,878,917	1,059,544	—	3,938,461

Health Care Providers & Services (0.7%)
Aceto Corp.	245	264	—	509	5,363	5,779	—	11,142
Addus HomeCare Corp.*	554	604	—	1,158	9,656	10,528	—	20,184
Almost Family, Inc.*	506	573	—	1,079	21,561	24,415	—	45,976
American Renal Associates Holdings, Inc.*	89	108	—	197	2,578	3,129	—	5,707
BioScrip, Inc.*	5,192	5,438	—	10,630	13,240	13,867	—	27,107

30

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Community Health Systems, Inc.*(x)	9,246	10,411	—	19,657	111,414	125,452	—	236,866
Genesis Healthcare, Inc.*	1,560	1,587	—	3,147	2,761	2,809	—	5,570
Healthways, Inc.*	2,632	2,979	—	5,611	30,400	34,407	—	64,807
Kindred Healthcare, Inc.	7,034	7,916	—	14,950	79,414	89,372	—	168,786
LHC Group, Inc.*	1,154	1,302	—	2,456	49,945	56,351	—	106,296
Magellan Health, Inc.*	609	688	—	1,297	40,054	45,250	—	85,304
Molina Healthcare, Inc.*	1,216	1,371	—	2,587	60,679	68,413	—	129,092
National HealthCare Corp.	920	1,037	—	1,957	59,561	67,135	—	126,696
National Research Corp., Class A	159	159	—	318	2,178	2,178	—	4,356
Nobilis Health Corp.*(x)	4,295	4,861	—	9,156	9,578	10,840	—	20,418
Owens & Minor, Inc.	4,582	5,155	—	9,737	171,275	192,694	—	363,969
PharMerica Corp.*	2,461	2,767	—	5,228	60,688	68,234	—	128,922
Select Medical Holdings Corp.*	8,206	9,242	—	17,448	89,199	100,460	—	189,659
Surgery Partners, Inc.*	646	734	—	1,380	11,564	13,139	—	24,703
Triple-S Management Corp., Class B*	1,951	2,197	—	4,148	47,663	53,673	—	101,336
Universal American Corp.	4,742	5,353	—	10,095	35,944	40,576	—	76,520
USMD Holdings, Inc.*	157	178	—	335	2,942	3,336	—	6,278

					917,657	1,032,037	—	1,949,694

Health Care Technology (0.0%)
Cotiviti Holdings, Inc.*	313	355	—	668	6,614	7,501	—	14,115
Evolent Health, Inc., Class A*(x)	1,304	1,473	—	2,777	25,037	28,282	—	53,319
Vocera Communications, Inc.*	630	713	—	1,343	8,095	9,162	—	17,257

					39,746	44,945	—	84,691

Life Sciences Tools & Services (0.0%)
Accelerate Diagnostics, Inc.*(x)	110	126	—	236	1,583	1,813	—	3,396
Albany Molecular Research, Inc.*(x)	1,143	1,270	—	2,413	15,362	17,069	—	32,431
Enzo Biochem, Inc.*	—	268	—	268	—	1,600	—	1,600
Luminex Corp.*	1,925	2,145	—	4,070	38,943	43,393	—	82,336

					55,888	63,875	—	119,763

Pharmaceuticals (0.1%)
Aratana Therapeutics, Inc.*(x)	223	237	—	460	1,409	1,498	—	2,907
Egalet Corp.*(x)	1,330	1,491	—	2,821	6,597	7,395	—	13,992
Endocyte, Inc.*	3,162	3,217	—	6,379	10,150	10,327	—	20,477
Flex Pharma, Inc.*	137	136	—	273	1,399	1,389	—	2,788
Innoviva, Inc.(x)	753	798	—	1,551	7,929	8,403	—	16,332
Lannett Co., Inc.*	2,309	2,600	—	4,909	54,931	61,854	—	116,785
Medicines Co.*(x)	486	548	—	1,034	16,344	18,429	—	34,773
Omeros Corp.*(x)	1,126	1,259	—	2,385	11,846	13,245	—	25,091
Phibro Animal Health Corp., Class A	105	121	—	226	1,959	2,258	—	4,217
Sagent Pharmaceuticals, Inc.*	1,994	2,249	—	4,243	29,870	33,690	—	63,560
Tetraphase Pharmaceuticals, Inc.*	3,025	3,380	—	6,405	13,007	14,534	—	27,541
TherapeuticsMD, Inc.*	759	856	—	1,615	6,452	7,276	—	13,728
WaVe Life Sciences Ltd.*(x)	108	122	—	230	2,235	2,524	—	4,759
Zogenix, Inc.*(x)	2,020	2,269	—	4,289	16,261	18,265	—	34,526

					180,389	201,087	—	381,476

Total Health Care					5,056,808	3,511,193	—	8,568,001

Industrials (19.1%)
Aerospace & Defense (1.1%)
AAR Corp.	2,754	3,083	—	5,837	64,278	71,957	—	136,235
Aerojet Rocketdyne Holdings, Inc.*	2,425	2,732	—	5,157	44,329	49,941	—	94,270
Aerovironment, Inc.*	1,419	1,598	—	3,017	39,448	44,424	—	83,872
American Science & Engineering, Inc.	568	635	—	1,203	21,249	23,755	—	45,004
Cubic Corp.	2,108	2,372	—	4,480	84,657	95,260	—	179,917
Curtiss-Wright Corp.	1,012	1,140	—	2,152	85,261	96,045	—	181,306
DigitalGlobe, Inc.*	5,251	5,908	—	11,159	112,319	126,372	—	238,691
Ducommun, Inc.*	843	949	—	1,792	16,675	18,771	—	35,446
Engility Holdings, Inc.*	1,494	1,679	—	3,173	31,553	35,461	—	67,014
Esterline Technologies Corp.*	2,460	2,768	—	5,228	152,618	171,727	—	324,345
KEYW Holding Corp.*(x)	2,956	3,325	—	6,281	29,383	33,051	—	62,434

31

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
KLX, Inc.*	4,389	4,937	—	9,326	136,059	153,047	—	289,106
Kratos Defense & Security Solutions, Inc.*(x)	3,718	4,343	—	8,061	15,244	17,806	—	33,050
Mercury Systems, Inc.*	2,974	3,347	—	6,321	73,934	83,206	—	157,140
Moog, Inc., Class A*	2,407	2,709	—	5,116	129,785	146,069	—	275,854
National Presto Industries, Inc.	358	401	—	759	33,777	37,834	—	71,611
Sparton Corp.*	724	817	—	1,541	15,762	17,786	—	33,548
Teledyne Technologies, Inc.*	2,046	2,302	—	4,348	202,656	228,013	—	430,669
Triumph Group, Inc.	4,098	4,609	—	8,707	145,479	163,620	—	309,099
Vectrus, Inc.*	746	840	—	1,586	21,254	23,932	—	45,186

					1,455,720	1,638,077	—	3,093,797

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	3,691	4,150	—	7,841	47,835	53,784	—	101,619
Atlas Air Worldwide Holdings, Inc.*	2,043	2,296	—	4,339	84,621	95,100	—	179,721
Echo Global Logistics, Inc.*	330	371	—	701	7,399	8,318	—	15,717
Hub Group, Inc., Class A*	192	226	—	418	7,367	8,672	—	16,039
Park-Ohio Holdings Corp.	710	800	—	1,510	20,079	22,624	—	42,703
Radiant Logistics, Inc.*	1,156	1,285	—	2,441	3,468	3,855	—	7,323
XPO Logistics, Inc.*(x)	8,139	9,153	—	17,292	213,730	240,358	—	454,088

					384,499	432,711	—	817,210

Airlines (0.1%)
SkyWest, Inc.	4,171	4,685	—	8,856	110,365	123,965	—	234,330
Virgin America, Inc.*	80	86	—	166	4,497	4,834	—	9,331

					114,862	128,799	—	243,661

Building Products (1.7%)
Armstrong Flooring, Inc.*	1,825	2,050	—	3,875	30,934	34,747	—	65,681
CSW Industrials, Inc.*(x)	1,190	1,341	—	2,531	38,806	43,730	—	82,536
Gibraltar Industries, Inc.*	924	1,042	—	1,966	29,171	32,896	—	62,067
Griffon Corp.	432	487	—	919	7,283	8,211	—	15,494
Insteel Industries, Inc.	80,000	—	—	80,000	2,287,200	—	—	2,287,200
NCI Building Systems, Inc.*	123,000	—	—	123,000	1,966,770	—	—	1,966,770
Quanex Building Products Corp.	2,581	2,902	—	5,483	47,981	53,948	—	101,929
Universal Forest Products, Inc.	211	236	—	447	19,557	21,875	—	41,432

					4,427,702	195,407	—	4,623,109

Commercial Services & Supplies (2.8%)
ABM Industries, Inc.	4,630	5,206	—	9,836	168,902	189,915	—	358,817
ACCO Brands Corp.*	8,822	9,930	—	18,752	91,131	102,577	—	193,708
ARC Document Solutions, Inc.*	3,499	3,956	—	7,455	13,611	15,389	—	29,000
Brady Corp., Class A	914	1,030	—	1,944	27,932	31,477	—	59,409
Casella Waste Systems, Inc., Class A*	3,179	3,601	—	6,780	24,955	28,268	—	53,223
CECO Environmental Corp.	2,413	2,717	—	5,130	21,090	23,747	—	44,837
CompX International, Inc.	131	134	—	265	1,507	1,541	—	3,048
Ennis, Inc.	2,128	2,329	—	4,457	40,815	44,670	—	85,485
Essendant, Inc.	3,109	3,496	—	6,605	95,011	106,838	—	201,849
G&K Services, Inc., Class A	388	437	—	825	29,709	33,461	—	63,170
Heritage-Crystal Clean, Inc.*	511	584	—	1,095	6,239	7,131	—	13,370
InnerWorkings, Inc.*	287	333	—	620	2,374	2,754	—	5,128
Interface, Inc.	601	674	—	1,275	9,165	10,278	—	19,443
Kimball International, Inc., Class B	459	511	—	970	5,223	5,815	—	11,038
McGrath RentCorp	1,955	2,184	—	4,139	59,804	66,809	—	126,613
Mobile Mini, Inc.	77,965	1,086	—	79,051	2,700,708	37,619	—	2,738,327
MSA Safety, Inc.	828	920	—	1,748	43,495	48,328	—	91,823
NL Industries, Inc.*	606	576	—	1,182	1,557	1,480	—	3,037
Quad/Graphics, Inc.	1,145	1,287	—	2,432	26,667	29,974	—	56,641
SP Plus Corp.*	95	83	—	178	2,145	1,874	—	4,019
Team, Inc.*	114,168	191	—	114,359	2,834,792	4,742	—	2,839,534
Tetra Tech, Inc.	4,019	4,529	—	8,548	123,564	139,244	—	262,808
TRC Cos., Inc.*	1,655	1,636	—	3,291	10,460	10,339	—	20,799
UniFirst Corp.	1,138	1,280	—	2,418	131,689	148,122	—	279,811
Viad Corp.	761	855	—	1,616	23,591	26,505	—	50,096

32

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
VSE Corp.	370	416	—	786	24,716	27,789	—	52,505
West Corp.	3,135	3,529	—	6,664	61,634	69,380	—	131,014

					6,582,486	1,216,066	—	7,798,552

Construction & Engineering (0.9%)
Aegion Corp.*	2,906	3,234	—	6,140	56,696	63,095	—	119,791
Ameresco, Inc., Class A*	1,708	2,093	—	3,801	7,464	9,147	—	16,611
EMCOR Group, Inc.	4,194	4,713	—	8,907	206,596	232,162	—	438,758
Granite Construction, Inc.	800	899	—	1,699	36,440	40,950	—	77,390
Great Lakes Dredge & Dock Corp.*	4,354	5,123	—	9,477	18,983	22,336	—	41,319
HC2 Holdings, Inc.*(x)	2,775	3,121	—	5,896	11,933	13,420	—	25,353
Layne Christensen Co.*(x)	1,473	1,651	—	3,124	11,931	13,373	—	25,304
MYR Group, Inc.*	1,445	1,590	—	3,035	34,796	38,287	—	73,083
NV5 Global, Inc.*	150	169	—	319	4,266	4,806	—	9,072
Orion Group Holdings, Inc.*	297,078	2,463	—	299,541	1,577,484	13,079	—	1,590,563
Tutor Perini Corp.*	2,670	3,001	—	5,671	62,879	70,674	—	133,553

					2,029,468	521,329	—	2,550,797

Electrical Equipment (0.3%)
American Superconductor Corp.*(x)	944	1,069	—	2,013	7,967	9,022	—	16,989
Babcock & Wilcox Enterprises, Inc.*	3,794	4,271	—	8,065	55,734	62,741	—	118,475
Encore Wire Corp.	1,674	1,888	—	3,562	62,407	70,385	—	132,792
EnerSys, Inc.	2,542	2,867	—	5,409	151,173	170,501	—	321,674
FuelCell Energy, Inc.*(x)	2,041	2,303	—	4,344	12,695	14,325	—	27,020
General Cable Corp.	349	371	—	720	4,436	4,715	—	9,151
LSI Industries, Inc.	1,657	1,869	—	3,526	18,343	20,690	—	39,033
Plug Power, Inc.*(x)	5,813	6,181	—	11,994	10,812	11,497	—	22,309
Powell Industries, Inc.	737	795	—	1,532	28,993	31,275	—	60,268
Power Solutions International, Inc.*	99	115	—	214	1,767	2,053	—	3,820
Preformed Line Products Co.	222	224	—	446	8,967	9,047	—	18,014
Sunrun, Inc.*(x)	5,247	5,915	—	11,162	31,115	35,076	—	66,191
Thermon Group Holdings, Inc.*	2,650	2,992	—	5,642	50,906	57,476	—	108,382
Vicor Corp.*	180	192	—	372	1,813	1,933	—	3,746

					447,128	500,736	—	947,864

Industrial Conglomerates (1.5%)
Icahn Enterprises LP	—	77,138	—	77,138	—	4,165,452	—	4,165,452
Raven Industries, Inc.	1,128	1,271	—	2,399	21,364	24,073	—	45,437

					21,364	4,189,525	—	4,210,889

Machinery (2.4%)
Actuant Corp., Class A	2,552	2,873	—	5,425	57,701	64,959	—	122,660
Alamo Group, Inc.	607	685	—	1,292	40,044	45,189	—	85,233
Albany International Corp., Class A	2,007	2,259	—	4,266	80,140	90,202	—	170,342
Altra Industrial Motion Corp.	361	409	—	770	9,740	11,035	—	20,775
American Railcar Industries, Inc.(x)	638	721	—	1,359	25,182	28,458	—	53,640
Astec Industries, Inc.	848	956	—	1,804	47,615	53,679	—	101,294
Barnes Group, Inc.	4,180	4,704	—	8,884	138,442	155,796	—	294,238
Blue Bird Corp.*	398	451	—	849	4,736	5,367	—	10,103
Briggs & Stratton Corp.	3,521	3,967	—	7,488	74,575	84,021	—	158,596
Chart Industries, Inc.*	2,544	2,862	—	5,406	61,387	69,060	—	130,447
CIRCOR International, Inc.	1,370	1,527	—	2,897	78,076	87,024	—	165,100
Colfax Corp.*	—	12,000	—	12,000	—	317,520	—	317,520
Columbus McKinnon Corp.	1,650	1,837	—	3,487	23,347	25,994	—	49,341
Douglas Dynamics, Inc.(x)	267	308	—	575	6,870	7,925	—	14,795
Dynamic Materials Corp.	1,095	1,236	—	2,331	11,771	13,287	—	25,058
ESCO Technologies, Inc.	2,100	2,364	—	4,464	83,874	94,418	—	178,292
ExOne Co.*(x)	844	897	—	1,741	8,921	9,481	—	18,402
Federal Signal Corp.	5,006	5,637	—	10,643	64,477	72,605	—	137,082
Franklin Electric Co., Inc.	238	258	—	496	7,866	8,527	—	16,393
FreightCar America, Inc.	1,008	1,137	—	2,145	14,162	15,975	—	30,137
Gencor Industries, Inc.*(x)	392	449	—	841	6,084	6,968	—	13,052
Global Brass & Copper Holdings, Inc.	152	151	—	303	4,148	4,121	—	8,269
Gorman-Rupp Co.	189	215	—	404	5,180	5,893	—	11,073

33

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Graham Corp.	776	857	—	1,633	14,294	15,786	—	30,080
Greenbrier Cos., Inc.(x)	2,264	2,550	—	4,814	65,950	74,282	—	140,232
Hardinge, Inc.	947	1,065	—	2,012	9,527	10,714	—	20,241
Harsco Corp.	6,693	7,535	—	14,228	44,442	50,032	—	94,474
Hurco Cos., Inc.	540	573	—	1,113	15,028	15,947	—	30,975
Hyster-Yale Materials Handling, Inc.	540	600	—	1,140	32,125	35,694	—	67,819
Joy Global, Inc.(x)	8,196	9,220	—	17,416	173,263	194,911	—	368,174
Kadant, Inc.	722	820	—	1,542	37,190	42,238	—	79,428
Kennametal, Inc.	6,568	7,389	—	13,957	145,218	163,371	—	308,589
Lindsay Corp.(x)	125	132	—	257	8,483	8,958	—	17,441
Manitowoc Co., Inc.(x)	10,580	11,951	—	22,531	57,661	65,133	—	122,794
Meritor, Inc.*	7,239	8,147	—	15,386	52,121	58,658	—	110,779
Milacron Holdings Corp.*(x)	178	206	—	384	2,583	2,989	—	5,572
Miller Industries, Inc.	803	918	—	1,721	16,534	18,902	—	35,436
Mueller Industries, Inc.	1,344	1,516	—	2,860	42,847	48,330	—	91,177
Navistar International Corp.*(x)	193,900	4,386	—	198,286	2,266,691	51,272	—	2,317,963
NN, Inc.	2,181	2,456	—	4,637	30,512	34,359	—	64,871
Rexnord Corp.*	1,605	1,811	—	3,416	31,506	35,550	—	67,056
SPX Corp.*	3,445	4,121	—	7,566	51,158	61,197	—	112,355
SPX FLOW, Inc.*	2,939	3,182	—	6,121	76,620	82,955	—	159,575
Standex International Corp.	243	274	—	517	20,079	22,641	—	42,720
Sun Hydraulics Corp.	190	215	—	405	5,641	6,383	—	12,024
Supreme Industries, Inc., Class A	426	475	—	901	5,836	6,507	—	12,343
Tennant Co.	81	104	—	185	4,363	5,602	—	9,965
Titan International, Inc.(x)	3,713	4,181	—	7,894	23,021	25,922	—	48,943
TriMas Corp.*	3,744	4,214	—	7,958	67,392	75,852	—	143,244
Wabash National Corp.*	3,941	4,435	—	8,376	50,051	56,324	—	106,375
Watts Water Technologies, Inc., Class A	162	184	—	346	9,438	10,720	—	20,158

					4,213,912	2,558,733	—	6,772,645

Marine (1.5%)
Clarkson plc	—	18,000	—	18,000	—	533,452	—	533,452
Costamare, Inc.	2,178	2,443	—	4,621	16,705	18,738	—	35,443
Kirby Corp.*	45,000	—	—	45,000	2,807,550	—	—	2,807,550
Matson, Inc.	1,980	2,225	—	4,205	63,934	71,845	—	135,779
Scorpio Bulkers, Inc.*	3,051	3,958	—	7,009	8,513	11,043	—	19,556
Stolt-Nielsen Ltd.	—	62,600	—	62,600	—	761,932	—	761,932

					2,896,702	1,397,010	—	4,293,712

Professional Services (0.5%)
Acacia Research Corp.	3,321	4,549	—	7,870	14,612	20,016	—	34,628
CBIZ, Inc.*	4,198	4,721	—	8,919	43,701	49,146	—	92,847
CRA International, Inc.*	740	839	—	1,579	18,663	21,159	—	39,822
Franklin Covey Co.*	184	211	—	395	2,821	3,235	—	6,056
FTI Consulting, Inc.*	3,171	3,567	—	6,738	128,996	145,105	—	274,101
Heidrick & Struggles International, Inc.	1,518	1,708	—	3,226	25,624	28,831	—	54,455
Hill International, Inc.*	1,738	1,961	—	3,699	7,074	7,981	—	15,055
Huron Consulting Group, Inc.*	1,579	1,776	—	3,355	95,403	107,306	—	202,709
ICF International, Inc.*	1,531	1,721	—	3,252	62,618	70,389	—	133,007
IDI, Inc.*(x)	1,299	1,457	—	2,756	6,144	6,892	—	13,036
Kelly Services, Inc., Class A	2,454	2,753	—	5,207	46,552	52,224	—	98,776
Korn/Ferry International	1,957	2,203	—	4,160	40,510	45,602	—	86,112
Navigant Consulting, Inc.*	4,024	4,526	—	8,550	64,988	73,095	—	138,083
Resources Connection, Inc.	3,007	3,380	—	6,387	44,443	49,956	—	94,399
RPX Corp.*	4,204	4,731	—	8,935	38,551	43,383	—	81,934
TrueBlue, Inc.*	3,291	3,704	—	6,995	62,266	70,080	—	132,346

					702,966	794,400	—	1,497,366

Road & Rail (2.0%)
ArcBest Corp.	2,055	2,306	—	4,361	33,394	37,472	—	70,866
Celadon Group, Inc.	2,296	2,580	—	4,876	18,758	21,078	—	39,836
Covenant Transportation Group, Inc., Class A*	977	1,098	—	2,075	17,654	19,841	—	37,495
Genesee & Wyoming, Inc., Class A*	43,000	—	—	43,000	2,534,850	—	—	2,534,850

34

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Knight Transportation, Inc.	376	419	—	795	9,994	11,137	—	21,131
Marten Transport Ltd.	1,874	2,101	—	3,975	37,105	41,600	—	78,705
P.A.M. Transportation Services, Inc.*	196	220	—	416	3,115	3,496	—	6,611
Roadrunner Transportation Systems, Inc.*	2,587	2,906	—	5,493	19,299	21,679	—	40,978
Saia, Inc.*	96,084	2,341	—	98,425	2,415,552	58,853	—	2,474,405
Universal Logistics Holdings, Inc.	212	212	—	424	2,735	2,735	—	5,470
USA Truck, Inc.*	728	818	—	1,546	12,747	14,323	—	27,070
Werner Enterprises, Inc.	3,687	4,139	—	7,826	84,690	95,073	—	179,763
YRC Worldwide, Inc.*(x)	2,083	2,449	—	4,532	18,331	21,551	—	39,882

					5,208,224	348,838	—	5,557,062

Trading Companies & Distributors (4.0%)
Aircastle Ltd.(x)	3,994	4,494	—	8,488	78,123	87,903	—	166,026
Applied Industrial Technologies, Inc.	1,713	1,921	—	3,634	77,325	86,714	—	164,039
BMC Stock Holdings, Inc.*	130,691	776	—	131,467	2,328,913	13,828	—	2,342,741
CAI International, Inc.*	1,297	1,498	—	2,795	9,727	11,235	—	20,962
DXP Enterprises, Inc.*(x)	103,091	1,231	—	104,322	1,539,149	18,379	—	1,557,528
GATX Corp.(x)	3,400	3,828	—	7,228	149,498	168,317	—	317,815
Kaman Corp.	2,029	2,284	—	4,313	86,273	97,116	—	183,389
Lawson Products, Inc.*	142	116	—	258	2,820	2,304	—	5,124
MRC Global, Inc.*	7,786	8,763	—	16,549	110,639	124,522	—	235,161
Neff Corp., Class A*	530	591	—	1,121	5,793	6,460	—	12,253
NOW, Inc.*	8,885	9,993	—	18,878	161,174	181,273	—	342,447
Real Industry, Inc.*	—	4,200	—	4,200	—	32,634	—	32,634
Rush Enterprises, Inc., Class A*	122,547	2,860	—	125,407	2,640,888	61,633	—	2,702,521
Rush Enterprises, Inc., Class B*	464	519	—	983	9,646	10,790	—	20,436
TAL International Group, Inc.	224,793	3,147	—	227,940	3,014,474	42,201	—	3,056,675
Textainer Group Holdings Ltd.(x)	1,914	2,154	—	4,068	21,322	23,996	—	45,318
Titan Machinery, Inc.*(x)	1,492	1,683	—	3,175	16,636	18,765	—	35,401
Veritiv Corp.*	672	757	—	1,429	25,254	28,448	—	53,702
Willis Lease Finance Corp.*	361	409	—	770	8,025	9,092	—	17,117

					10,285,679	1,025,610	—	11,311,289

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	3,601	4,040	—	7,641	48,325	54,217	—	102,542

Total Industrials					38,819,037	15,001,458	—	53,820,495

Information Technology (6.4%)
Communications Equipment (1.3%)
ADTRAN, Inc.	1,440	1,622	—	3,062	26,856	30,250	—	57,106
Applied Optoelectronics, Inc.*(x)	1,373	1,550	—	2,923	15,309	17,283	—	32,592
Bel Fuse, Inc., Class B	769	906	—	1,675	13,673	16,109	—	29,782
Black Box Corp.	1,225	1,339	—	2,564	16,023	17,514	—	33,537
Calix, Inc.*	3,450	3,843	—	7,293	23,839	26,555	—	50,394
Comtech Telecommunications Corp.	1,262	1,412	—	2,674	16,204	18,130	—	34,334
Digi International, Inc.*	2,124	2,391	—	4,515	22,791	25,655	—	48,446
EchoStar Corp., Class A*	—	36,000	—	36,000	—	1,429,200	—	1,429,200
Emcore Corp.*	2,139	1,586	—	3,725	12,706	9,421	—	22,127
Finisar Corp.*	8,931	10,047	—	18,978	156,382	175,923	—	332,305
Harmonic, Inc.*(x)	6,373	7,176	—	13,549	18,163	20,452	—	38,615
Infinera Corp.*	3,507	3,951	—	7,458	39,559	44,567	—	84,126
Ixia*	5,308	5,974	—	11,282	52,125	58,665	—	110,790
KVH Industries, Inc.*	1,235	1,398	—	2,633	9,509	10,765	—	20,274
NETGEAR, Inc.*	907	1,022	—	1,929	43,119	48,586	—	91,705
NetScout Systems, Inc.*	7,982	8,979	—	16,961	177,600	199,783	—	377,383
Oclaro, Inc.*(x)	1,167	1,317	—	2,484	5,695	6,427	—	12,122
Polycom, Inc.*	11,309	12,725	—	24,034	127,226	143,156	—	270,382
ShoreTel, Inc.*	4,252	4,831	—	9,083	28,446	32,319	—	60,765
Silicom Ltd.(x)	335	378	—	713	10,016	11,302	—	21,318
Sonus Networks, Inc.*	3,433	3,867	—	7,300	29,833	33,604	—	63,437
ViaSat, Inc.*(x)	473	3,368	—	3,841	33,772	240,475	—	274,247
Viavi Solutions, Inc.*	19,488	21,926	—	41,414	129,205	145,369	—	274,574

					1,008,051	2,761,510	—	3,769,561

35

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Electronic Equipment, Instruments & Components (1.7%)
Agilysys, Inc.*	1,108	1,302	—	2,410	11,601	13,632	—	25,233
Anixter International, Inc.*	2,413	2,716	—	5,129	128,565	144,708	—	273,273
AVX Corp.	3,831	4,308	—	8,139	52,025	58,503	—	110,528
Benchmark Electronics, Inc.*	4,121	4,637	—	8,758	87,159	98,073	—	185,232
Control4 Corp.*(x)	1,767	1,790	—	3,557	14,419	14,606	—	29,025
CTS Corp.	2,616	2,914	—	5,530	46,879	52,219	—	99,098
Daktronics, Inc.	3,127	3,510	—	6,637	19,544	21,937	—	41,481
Electro Rent Corp.	1,366	1,563	—	2,929	21,050	24,086	—	45,136
Electro Scientific Industries, Inc.*	2,187	2,462	—	4,649	12,772	14,378	—	27,150
ePlus, Inc.*	149	169	—	318	12,187	13,822	—	26,009
FARO Technologies, Inc.*	1,052	1,146	—	2,198	35,589	38,769	—	74,358
II-VI, Inc.*	3,555	4,001	—	7,556	66,692	75,059	—	141,751
Insight Enterprises, Inc.*	3,054	3,428	—	6,482	79,404	89,128	—	168,532
InvenSense, Inc.*	6,812	7,669	—	14,481	41,757	47,011	—	88,768
Kimball Electronics, Inc.*	2,291	2,647	—	4,938	28,523	32,955	—	61,478
Knowles Corp.*(x)	7,341	8,259	—	15,600	100,425	112,983	—	213,408
Maxwell Technologies, Inc.*(x)	2,569	2,907	—	5,476	13,564	15,349	—	28,913
Methode Electronics, Inc.	257	293	—	550	8,797	10,029	—	18,826
MTS Systems Corp.	108	123	—	231	4,735	5,392	—	10,127
Multi-Fineline Electronix, Inc.*	776	895	—	1,671	18,003	20,764	—	38,767
Novanta, Inc.*	1,945	2,193	—	4,138	29,467	33,224	—	62,691
OSI Systems, Inc.*	1,453	1,635	—	3,088	84,463	95,043	—	179,506
Park Electrochemical Corp.	1,577	1,786	—	3,363	22,914	25,951	—	48,865
PC Connection, Inc.	931	1,037	—	1,968	22,158	24,681	—	46,839
Plexus Corp.*	2,767	3,113	—	5,880	119,534	134,482	—	254,016
QLogic Corp.*	6,955	7,827	—	14,782	102,517	115,370	—	217,887
RadiSys Corp.*	301	311	—	612	1,348	1,393	—	2,741
Rofin-Sinar Technologies, Inc.*	2,239	2,520	—	4,759	71,514	80,489	—	152,003
Rogers Corp.*	983	1,107	—	2,090	60,061	67,638	—	127,699
Sanmina Corp.*	6,105	6,867	—	12,972	163,675	184,104	—	347,779
ScanSource, Inc.*	2,099	2,344	—	4,443	77,894	86,986	—	164,880
SYNNEX Corp.	2,445	2,749	—	5,194	231,835	260,660	—	492,495
Systemax, Inc.*	875	991	—	1,866	7,464	8,453	—	15,917
Tech Data Corp.*	2,906	3,282	—	6,188	208,796	235,812	—	444,608
TTM Technologies, Inc.*	6,035	6,793	—	12,828	45,443	51,151	—	96,594
Vishay Intertechnology, Inc.	11,334	12,753	—	24,087	140,428	158,010	—	298,438
Vishay Precision Group, Inc.*	960	1,114	—	2,074	12,883	14,950	—	27,833

					2,206,084	2,481,800	—	4,687,884

Internet Software & Services (0.9%)
Autobytel, Inc.*(x)	551	622	—	1,173	7,642	8,627	—	16,269
Bankrate, Inc.*	3,976	4,475	—	8,451	29,741	33,473	—	63,214
Bazaarvoice, Inc.*(x)	6,763	7,614	—	14,377	27,120	30,532	—	57,652
Blucora, Inc.*	2,615	2,947	—	5,562	27,091	30,531	—	57,622
Everyday Health, Inc.*	1,564	1,763	—	3,327	12,324	13,892	—	26,216
Global Sources Ltd.*	642	719	—	1,361	5,887	6,593	—	12,480
Intralinks Holdings, Inc.*	3,217	3,621	—	6,838	20,911	23,537	—	44,448
Limelight Networks, Inc.*	6,250	6,684	—	12,934	9,313	9,959	—	19,272
Liquidity Services, Inc.*	1,982	2,313	—	4,295	15,539	18,134	—	33,673
Marchex, Inc., Class B*	2,799	3,360	—	6,159	8,901	10,685	—	19,586
MeetMe, Inc.*	415	470	—	885	2,212	2,505	—	4,717
Monster Worldwide, Inc.*	7,593	8,333	—	15,926	18,147	19,916	—	38,063
NIC, Inc.	90,000	—	—	90,000	1,974,600	—	—	1,974,600
Numerex Corp., Class A*(x)	890	1,005	—	1,895	6,666	7,527	—	14,193
QuinStreet, Inc.*	2,966	3,571	—	6,537	10,529	12,677	—	23,206
RealNetworks, Inc.*	1,897	2,238	—	4,135	8,176	9,646	—	17,822
Reis, Inc.	237	280	—	517	5,901	6,972	—	12,873
RetailMeNot, Inc.*	3,217	3,622	—	6,839	24,803	27,926	—	52,729
Rightside Group Ltd.*	905	1,015	—	1,920	9,629	10,800	—	20,429
TechTarget, Inc.*	1,158	1,229	—	2,387	9,380	9,955	—	19,335
United Online, Inc.*	1,100	1,230	—	2,330	12,100	13,530	—	25,630

					2,246,612	307,417	—	2,554,029

36

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
IT Services (0.5%)
Acxiom Corp.*	3,318	3,733	—	7,051	72,963	82,089	—	155,052
CACI International, Inc., Class A*	2,035	2,289	—	4,324	183,984	206,948	—	390,932
Cass Information Systems, Inc.	382	428	—	810	19,750	22,128	—	41,878
Convergys Corp.	3,703	4,161	—	7,864	92,575	104,025	—	196,600
Datalink Corp.*	1,689	1,887	—	3,576	12,668	14,153	—	26,821
EVERTEC, Inc.	980	1,108	—	2,088	15,229	17,218	—	32,447
Higher One Holdings, Inc.*	2,637	2,973	—	5,610	13,475	15,192	—	28,667
ManTech International Corp., Class A	2,059	2,313	—	4,372	77,871	87,478	—	165,349
MoneyGram International, Inc.*	2,480	2,799	—	5,279	16,988	19,173	—	36,161
NCI, Inc., Class A	524	589	—	1,113	7,362	8,275	—	15,637
NeuStar, Inc., Class A*(x)	359	381	—	740	8,440	8,957	—	17,397
Perficient, Inc.*	809	919	—	1,728	16,431	18,665	—	35,096
PFSweb, Inc.*	116	60	—	176	1,102	570	—	1,672
ServiceSource International, Inc.*	2,040	2,171	—	4,211	8,221	8,749	—	16,970
Sykes Enterprises, Inc.*	3,255	3,660	—	6,915	94,265	105,994	—	200,259
Travelport Worldwide Ltd.	2,573	2,860	—	5,433	33,166	36,865	—	70,031
Unisys Corp.*(x)	1,426	1,649	—	3,075	10,381	12,005	—	22,386

					684,871	768,484	—	1,453,355

Semiconductors & Semiconductor Equipment (1.2%)
Advanced Energy Industries, Inc.*	163	186	—	349	6,187	7,061	—	13,248
Advanced Micro Devices, Inc.*(x)	28,323	31,784	—	60,107	145,580	163,370	—	308,950
Alpha & Omega Semiconductor Ltd.*	1,475	1,666	—	3,141	20,547	23,207	—	43,754
Ambarella, Inc.*(x)	1,590	1,790	—	3,380	80,788	90,950	—	171,738
Amkor Technology, Inc.*	7,902	8,907	—	16,809	45,437	51,215	—	96,652
Axcelis Technologies, Inc.*	9,602	10,823	—	20,425	25,829	29,114	—	54,943
Brooks Automation, Inc.	5,603	6,306	—	11,909	62,866	70,753	—	133,619
Cabot Microelectronics Corp.	1,689	1,903	—	3,592	71,512	80,573	—	152,085
Cohu, Inc.	2,158	2,431	—	4,589	23,414	26,376	—	49,790
Diodes, Inc.*	3,165	3,566	—	6,731	59,470	67,005	—	126,475
DSP Group, Inc.*	1,708	1,963	—	3,671	18,122	20,827	—	38,949
Entegris, Inc.*	4,391	4,951	—	9,342	63,538	71,641	—	135,179
Exar Corp.*	2,769	3,128	—	5,897	22,290	25,180	—	47,470
Fairchild Semiconductor International, Inc.*	6,041	6,801	—	12,842	119,914	135,000	—	254,914
FormFactor, Inc.*	2,492	2,692	—	5,184	22,403	24,201	—	46,604
GigPeak, Inc.*(x)	3,375	3,809	—	7,184	6,615	7,466	—	14,081
Intersil Corp., Class A	11,119	12,511	—	23,630	150,551	169,399	—	319,950
IXYS Corp.	2,059	2,286	—	4,345	21,105	23,432	—	44,537
Kopin Corp.*	5,494	5,536	—	11,030	12,197	12,290	—	24,487
MKS Instruments, Inc.	4,183	4,705	—	8,888	180,120	202,597	—	382,717
Nanometrics, Inc.*	382	434	—	816	7,942	9,023	—	16,965
NeoPhotonics Corp.*	2,133	2,366	—	4,499	20,327	22,548	—	42,875
NVE Corp.	198	223	—	421	11,613	13,079	—	24,692
PDF Solutions, Inc.*	211	160	—	371	2,952	2,238	—	5,190
Photronics, Inc.*	5,415	6,168	—	11,583	48,248	54,957	—	103,205
Rambus, Inc.*	6,723	7,571	—	14,294	81,214	91,458	—	172,672
Rudolph Technologies, Inc.*	2,474	2,789	—	5,263	38,421	43,313	—	81,734
Sigma Designs, Inc.*	2,962	3,243	—	6,205	19,046	20,852	—	39,898
Tessera Technologies, Inc.	1,401	1,580	—	2,981	42,927	48,411	—	91,338
Ultra Clean Holdings, Inc.*	2,635	2,971	—	5,606	14,993	16,905	—	31,898
Ultratech, Inc.*	1,652	1,860	—	3,512	37,946	42,724	—	80,670
Veeco Instruments, Inc.*	3,309	3,728	—	7,037	54,797	61,736	—	116,533
Xcerra Corp.*	4,363	4,914	—	9,277	25,087	28,256	—	53,343

					1,563,998	1,757,157	—	3,321,155

Software (0.6%)
Bottomline Technologies de, Inc.*	478	488	—	966	10,291	10,507	—	20,798
Digimarc Corp.*(x)	56	45	—	101	1,790	1,438	—	3,228
EnerNOC, Inc.*(x)	312	350	—	662	1,972	2,212	—	4,184
Epiq Systems, Inc.	1,166	1,311	—	2,477	17,024	19,141	—	36,165
Glu Mobile, Inc.*(x)	8,611	9,691	—	18,302	18,944	21,320	—	40,264
Mentor Graphics Corp.	8,913	10,023	—	18,936	189,490	213,089	—	402,579

37

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
MicroStrategy, Inc., Class A*	371	418	—	789	64,932	73,158	—	138,090
Park City Group, Inc.*	—	62	—	62	—	556	—	556
Progress Software Corp.*	3,587	4,035	—	7,622	98,499	110,801	—	209,300
QAD, Inc., Class A	775	870	—	1,645	14,934	16,765	—	31,699
Rosetta Stone, Inc.*	345	387	—	732	2,674	2,999	—	5,673
Rovi Corp.*	6,537	7,367	—	13,904	102,239	115,220	—	217,459
Rubicon Project, Inc.*	1,884	2,121	—	4,005	25,717	28,952	—	54,669
SecureWorks Corp., Class A*	345	385	—	730	4,864	5,428	—	10,292
Silver Spring Networks, Inc.*	172	174	—	346	2,090	2,114	—	4,204
Tangoe, Inc.*	2,298	2,587	—	4,885	17,741	19,972	—	37,713
Telenav, Inc.*	2,724	3,118	—	5,842	13,892	15,902	—	29,794
VASCO Data Security International, Inc.*	249	281	—	530	4,081	4,605	—	8,686
Verint Systems, Inc.*	5,170	5,815	—	10,985	171,282	192,651	—	363,933
Zedge, Inc., Class B*	—	1	—	1	—	3	—	3

					762,456	856,833	—	1,619,289

Technology Hardware, Storage & Peripherals (0.2%)
Avid Technology, Inc.*(x)	1,019	991	—	2,010	5,920	5,758	—	11,678
CPI Card Group, Inc.(x)	1,100	1,252	—	2,352	5,511	6,272	—	11,783
Diebold, Inc.	3,769	4,243	—	8,012	93,584	105,354	—	198,938
Eastman Kodak Co.*(x)	259	301	—	560	4,165	4,840	—	9,005
Immersion Corp.*	1,590	1,796	—	3,386	11,671	13,183	—	24,854
Silicon Graphics International Corp.*	519	589	—	1,108	2,611	2,963	—	5,574
Stratasys Ltd.*(x)	2,153	2,422	—	4,575	49,282	55,439	—	104,721
Super Micro Computer, Inc.*	2,522	2,839	—	5,361	62,672	70,549	—	133,221
USA Technologies, Inc.*	371	380	—	751	1,584	1,623	—	3,207

					237,000	265,981	—	502,981

Total Information Technology					8,709,072	9,199,182	—	17,908,254

Materials (2.7%)
Chemicals (1.3%)
A. Schulman, Inc.	2,393	2,694	—	5,087	58,437	65,788	—	124,225
AgroFresh Solutions, Inc.*(x)	1,825	2,056	—	3,881	9,691	10,917	—	20,608
American Vanguard Corp.	2,341	2,637	—	4,978	35,373	39,845	—	75,218
Axiall Corp.	5,898	6,633	—	12,531	192,334	216,302	—	408,636
Calgon Carbon Corp.	4,174	4,700	—	8,874	54,888	61,805	—	116,693
Chemtura Corp.*	2,596	2,924	—	5,520	68,482	77,135	—	145,617
Chermours Co.(x)	2,550	2,875	—	5,425	21,012	23,690	—	44,702
FutureFuel Corp.	2,046	2,250	—	4,296	22,260	24,480	—	46,740
GCP Applied Technologies, Inc.*	918	1,036	—	1,954	23,905	26,977	—	50,882
Hawkins, Inc.	630	715	—	1,345	27,348	31,038	—	58,386
Ingevity Corp.*	698	787	—	1,485	23,760	26,790	—	50,550
Innophos Holdings, Inc.	182	207	—	389	7,682	8,738	—	16,420
Innospec, Inc.	1,957	2,189	—	4,146	90,002	100,672	—	190,674
KMG Chemicals, Inc.	401	454	—	855	10,422	11,800	—	22,222
Koppers Holdings, Inc.*	345	390	—	735	10,602	11,985	—	22,587
Kraton Performance Polymers, Inc.*	2,486	2,787	—	5,273	69,434	77,841	—	147,275
Kronos Worldwide, Inc.(x)	1,924	2,036	—	3,960	10,101	10,689	—	20,790
LSB Industries, Inc.*(x)	1,743	1,963	—	3,706	21,055	23,713	—	44,768
Minerals Technologies, Inc.	1,331	1,498	—	2,829	75,601	85,086	—	160,687
Olin Corp.	13,769	15,489	—	29,258	342,022	384,747	—	726,769
OMNOVA Solutions, Inc.*	1,346	1,588	—	2,934	9,759	11,513	—	21,272
Platform Specialty Products Corp.*(x)	—	82,940	—	82,940	—	736,507	—	736,507
Quaker Chemical Corp.	267	302	—	569	23,816	26,938	—	50,754
Rayonier Advanced Materials, Inc.	1,435	1,621	—	3,056	19,502	22,029	—	41,531
Stepan Co.	1,467	1,651	—	3,118	87,331	98,284	—	185,615
TerraVia Holdings, Inc.*(x)	6,339	7,139	—	13,478	16,608	18,704	—	35,312
Trecora Resources*	271	308	—	579	2,827	3,212	—	6,039
Tredegar Corp.	2,087	2,350	—	4,437	33,642	37,882	—	71,524
Tronox Ltd., Class A(x)	5,418	6,086	—	11,504	23,893	26,839	—	50,732
Valhi, Inc.(x)	1,880	2,143	—	4,023	2,952	3,365	—	6,317

					1,394,741	2,305,311	—	3,700,052

38

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Construction Materials (0.0%)
United States Lime & Minerals, Inc.	152	147	—	299	8,966	8,672	—	17,638

Containers & Packaging (0.1%)
Greif, Inc., Class A	2,156	2,425	—	4,581	80,354	90,379	—	170,733
Greif, Inc., Class B(x)	460	517	—	977	25,185	28,306	—	53,491
UFP Technologies, Inc.*	507	574	—	1,081	11,428	12,938	—	24,366

					116,967	131,623	—	248,590

Metals & Mining (1.1%)
AK Steel Holding Corp.*(x)	19,730	22,202	—	41,932	91,942	103,461	—	195,403
Allegheny Technologies, Inc.(x)	9,034	10,162	—	19,196	115,183	129,566	—	244,749
Ampco-Pittsburgh Corp.	683	769	—	1,452	7,725	8,697	—	16,422
Carpenter Technology Corp.(x)	3,843	4,325	—	8,168	126,550	142,422	—	268,972
Century Aluminum Co.*(x)	3,898	4,389	—	8,287	24,674	27,782	—	52,456
Cliffs Natural Resources, Inc.*(x)	14,644	16,492	—	31,136	83,031	93,510	—	176,541
Coeur Mining, Inc.*(x)	3,349	3,767	—	7,116	35,700	40,156	—	75,856
Commercial Metals Co.	9,550	10,748	—	20,298	161,395	181,641	—	343,036
Dominion Diamond Corp.	—	10,000	—	10,000	—	88,400	—	88,400
Ferroglobe plc	5,429	6,114	—	11,543	46,744	52,642	—	99,386
Gold Resource Corp.	785	882	—	1,667	2,818	3,166	—	5,984
Handy & Harman Ltd.*	241	272	—	513	6,312	7,124	—	13,436
Haynes International, Inc.	1,026	1,156	—	2,182	32,914	37,084	—	69,998
Hecla Mining Co.(x)	31,705	35,660	—	67,365	161,696	181,866	—	343,562
Kaiser Aluminum Corp.	895	1,007	—	1,902	80,917	91,043	—	171,960
Materion Corp.	1,651	1,888	—	3,539	40,879	46,747	—	87,626
McEwen Mining, Inc.(x)	—	33,454	—	33,454	—	128,798	—	128,798
Olympic Steel, Inc.	757	852	—	1,609	20,674	23,268	—	43,942
Ryerson Holding Corp.*(x)	906	1,021	—	1,927	15,855	17,868	—	33,723
Sandstorm Gold Ltd.*(x)	—	12,000	—	12,000	—	53,520	—	53,520
Schnitzer Steel Industries, Inc., Class A	2,171	2,435	—	4,606	38,210	42,856	—	81,066
Stillwater Mining Co.*	10,163	11,436	—	21,599	120,533	135,631	—	256,164
SunCoke Energy, Inc.	5,353	6,025	—	11,378	31,154	35,066	—	66,220
TimkenSteel Corp.(x)	3,291	3,702	—	6,993	31,659	35,613	—	67,272

					1,276,565	1,707,927	—	2,984,492

Paper & Forest Products (0.2%)
Boise Cascade Co.*	481	575	—	1,056	11,039	13,196	—	24,235
KapStone Paper and Packaging Corp.	6,714	7,549	—	14,263	87,349	98,213	—	185,562
Louisiana-Pacific Corp.*	886	942	—	1,828	15,372	16,344	—	31,716
P.H. Glatfelter Co.	3,614	4,061	—	7,675	70,690	79,433	—	150,123
Schweitzer-Mauduit International, Inc.	2,034	2,286	—	4,320	71,760	80,650	—	152,410

					256,210	287,836	—	544,046

Total Materials					3,053,449	4,441,369	—	7,494,818

Telecommunication Services (0.4%)
Telecommunication Services (0.4%)
ATN International, Inc.	865	964	—	1,829	67,306	75,009	—	142,315
Cincinnati Bell, Inc.*	17,621	19,877	—	37,498	80,528	90,838	—	171,366
Consolidated Communications Holdings, Inc.(x)	1,270	1,436	—	2,706	34,595	39,117	—	73,712
FairPoint Communications, Inc.*(x)	405	472	—	877	5,945	6,929	—	12,874
Globalstar, Inc.*(x)	11,684	13,163	—	24,847	14,137	15,927	—	30,064
Hawaiian Telcom Holdco, Inc.*	530	602	—	1,132	11,231	12,756	—	23,987
IDT Corp., Class B	601	684	—	1,285	8,528	9,706	—	18,234
Intelsat S.A.*(x)	2,462	2,778	—	5,240	6,352	7,167	—	13,519
Iridium Communications, Inc.*(x)	6,867	7,762	—	14,629	60,979	68,927	—	129,906
Lumos Networks Corp.*	1,409	1,594	—	3,003	17,049	19,287	—	36,336
ORBCOMM, Inc.*	454	515	—	969	4,517	5,124	—	9,641
pdvWireless, Inc.*(x)	828	932	—	1,760	17,711	19,936	—	37,647
Vonage Holdings Corp.*	14,089	15,902	—	29,991	85,943	97,002	—	182,945
Windstream Holdings, Inc.(x)	7,037	7,915	—	14,952	65,233	73,372	—	138,605

					480,054	541,097	—	1,021,151

39

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Wireless Telecommunication Services (0.0%)
Boingo Wireless, Inc.*	1,198	1,286	—	2,484	10,686	11,471	—	22,157
NII Holdings, Inc.*	4,565	5,175	—	9,740	14,517	16,457	—	30,974
Spok Holdings, Inc.	1,703	1,906	—	3,609	32,638	36,528	—	69,166

					57,841	64,456	—	122,297

Total Telecommunication Services					537,895	605,553	—	1,143,448

Utilities (4.3%)
Electric Utilities (1.3%)
ALLETE, Inc.	4,118	4,634	—	8,752	266,146	299,495	—	565,641
El Paso Electric Co.	3,345	3,766	—	7,111	158,118	178,019	—	336,137
Empire District Electric Co.	3,648	4,105	—	7,753	123,923	139,447	—	263,370
Genie Energy Ltd., Class B*	1,028	1,160	—	2,188	6,960	7,853	—	14,813
IDACORP, Inc.	4,189	4,712	—	8,901	340,775	383,321	—	724,096
MGE Energy, Inc.	1,551	1,746	—	3,297	87,655	98,675	—	186,330
Otter Tail Corp.	3,129	3,522	—	6,651	104,790	117,952	—	222,742
PNM Resources, Inc.	6,635	7,467	—	14,102	235,145	264,631	—	499,776
Portland General Electric Co.	7,436	8,367	—	15,803	328,076	369,152	—	697,228

					1,651,588	1,858,545	—	3,510,133

Gas Utilities (1.7%)
Chesapeake Utilities Corp.	1,073	1,208	—	2,281	71,011	79,946	—	150,957
Delta Natural Gas Co., Inc.(x)	507	568	—	1,075	13,659	15,302	—	28,961
New Jersey Resources Corp.	6,551	7,369	—	13,920	252,541	284,075	—	536,616
Northwest Natural Gas Co.	2,250	2,531	—	4,781	145,845	164,059	—	309,904
ONE Gas, Inc.	4,318	4,856	—	9,174	287,536	323,361	—	610,897
Rubis S.C.A.	—	11,950	—	11,950	—	916,296	—	916,296
South Jersey Industries, Inc.	6,635	7,466	—	14,101	209,799	236,075	—	445,874
Southwest Gas Corp.	3,527	3,966	—	7,493	277,610	312,164	—	589,774
Spire, Inc.	3,717	4,181	—	7,898	263,312	296,182	—	559,494
WGL Holdings, Inc.	3,980	4,477	—	8,457	281,744	316,927	—	598,671

					1,803,057	2,944,387	—	4,747,444

Independent Power and Renewable Electricity Producers (0.5%)
Atlantic Power Corp.	10,427	11,467	—	21,894	25,859	28,438	—	54,297
Atlantica Yield plc(x)	4,903	5,517	—	10,420	91,098	102,506	—	193,604
Dynegy, Inc.*	9,750	10,970	—	20,720	168,090	189,123	—	357,213
NRG Yield, Inc., Class A	3,027	3,404	—	6,431	46,071	51,809	—	97,880
NRG Yield, Inc., Class C(x)	5,200	5,856	—	11,056	81,068	91,295	—	172,363
Ormat Technologies, Inc.	1,755	1,978	—	3,733	76,799	86,557	—	163,356
Pattern Energy Group, Inc.(x)	953	1,075	—	2,028	21,890	24,693	—	46,583
Talen Energy Corp.*	7,033	7,909	—	14,942	95,297	107,167	—	202,464
TerraForm Global, Inc., Class A(x)	7,598	8,584	—	16,182	24,769	27,984	—	52,753
TerraForm Power, Inc., Class A*(x)	7,278	8,197	—	15,475	79,330	89,347	—	168,677
Vivint Solar, Inc.*(x)	1,981	2,250	—	4,231	6,082	6,907	—	12,989

					716,353	805,826	—	1,522,179

Multi-Utilities (0.6%)
Avista Corp.	5,254	5,918	—	11,172	235,379	265,126	—	500,505
Black Hills Corp.	4,285	4,820	—	9,105	270,126	303,853	—	573,979
NorthWestern Corp.	4,039	4,545	—	8,584	254,740	286,653	—	541,393
Unitil Corp.	1,133	1,277	—	2,410	48,345	54,490	—	102,835

					808,590	910,122	—	1,718,712

Water Utilities (0.2%)
American States Water Co.	1,028	1,158	—	2,186	45,047	50,744	—	95,791
Artesian Resources Corp., Class A	605	666	—	1,271	20,522	22,591	—	43,113
California Water Service Group	1,635	1,841	—	3,476	57,110	64,306	—	121,416
Connecticut Water Service, Inc.	688	775	—	1,463	38,666	43,555	—	82,221
Consolidated Water Co., Ltd.	1,223	1,348	—	2,571	15,972	17,605	—	33,577

40

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Middlesex Water Co.	194	219	—	413	8,416	9,500	—	17,916
SJW Corp.	1,344	1,514	—	2,858	52,926	59,621	—	112,547
York Water Co.	113	129	—	242	3,620	4,133	—	7,753

					242,279	272,055	—	514,334

Total Utilities					5,221,867	6,790,935	—	12,012,802

Total Common Stock (94.8%) (Cost $263,056,448)					129,372,719	136,099,710	—	265,472,429

INVESTMENT COMPANY:
Investment Company (1.8%)
JZ Capital Partners Ltd.	—	27,800	—	27,800	—	150,356	—	150,356

Total Investment Companies (94.8%) (Cost $190,347)					—	150,356	—	150,356

RIGHTS:
Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc. (Contingent Value Shares)*†(b)	2,344	2,344	—	4,688	—	—	—	—

Total Information Technology
Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares)*†(b)	3,801	3,800	—	7,601	8,552	8,550	—	17,102

Total Telecommunication Services
Total Rights (0.0%) (Cost $-)					8,552	8,550	—	17,102

SHORT-TERM INVESTMENT:
Investment Company (1.7%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	420,039	4,399,729	—	4,819,768	420,039	4,399,729	—	4,819,768

Repurchase Agreements (8.7%)
Citigroup Global Markets Ltd., 0.450%, dated 6/30/16, due 7/1/16, repurchase price $1,600,022, collateralized by various Foreign Government Agency Securities, ranging from 0.493%-8.625%, maturing 7/15/16-2/15/35; total market value $1,734,000	1,100,000	600,000	—	1,700,000	1,100,000	600,000	—	1,700,000
Deutsche Bank AG, 0.410%, dated 6/30/16, due 7/1/16, repurchase price $1,100,013, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-6.220%, maturing 6/15/20-8/15/27, Foreign Government Treasury Securities, 2.375%, maturing 3/16/26, Corporate Bonds, ranging from 0.776%-2.625%, maturing 12/15/17-6/10/25; total market value $1,122,002	700,000	400,000	—	1,100,000	700,000	400,000	—	1,100,000
HSBC Securities, Inc., 0.380%, dated 6/30/16, due 7/1/16, repurchase price $1,000,010, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 5/15/38-5/15/40, U.S. Government Agency Securities, ranging from 0.000%-3.750%, maturing 7/15/16-12/1/42; total market value $1,020,020	500,000	500,000	—	1,000,000	500,000	500,000	—	1,000,000
HSBC Securities, Inc., 0.360%, dated 6/30/16, due 7/1/16, repurchase price $4,000,040, collateralized by various U.S. Government Treasury Securities, ranging from 0.500%-9.125%, maturing 7/31/16-8/15/42; total market value $4,080,018	2,000,000	2,000,000	—	4,000,000	2,000,000	2,000,000	—	4,000,000

41

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	Pro-forma	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Merrill Lynch PFS, Inc., 0.420%, dated 6/30/16, due 7/1/16, repurchase price $9,683,788, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-2.250%, maturing 6/30/23-11/15/24; total market value $9,877,351.	4,282,884	5,400,792	—	9,683,676	4,282,884	5,400,792	—	9,683,676
Mizuho Securities USA, Inc., 0.450%, dated 6/30/16, due 7/1/16, repurchase price $700,009, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-2.750%, maturing 5/31/17-5/31/23; total market value $714,000	200,000	500,000	—	700,000	200,000	500,000	—	700,000
Natixis, 0.480%, dated 6/30/16, due 7/1/16, repurchase price $2,000,027, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-3.125%, maturing 4/15/18-5/15/45; total market value $2,040,028	2,000,000	—	—	2,000,000	2,000,000	—	—	2,000,000
Natixis, 0.600%, dated 6/30/16, due 7/1/16, repurchase price $1,000,017, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.000%, maturing 6/30/20-1/15/23, U.S. Government Agency Securities, ranging from 0.682%-7.500%, maturing 2/1/27-3/16/50; total market value $1,020,017	1,000,000	—	—	1,000,000	1,000,000	—	—	1,000,000
Nomura Securities Co., Ltd., 0.400%, dated 6/30/16, due 7/1/16, repurchase price $2,000,022, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 8/15/16-5/15/46; total market value $2,040,000	1,000,000	1,000,000	—	2,000,000	1,000,000	1,000,000	—	2,000,000
RBS Securities, Inc., 0.390%, dated 6/30/16, due 7/1/16, repurchase price $200,002, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.625%, maturing 1/15/17-1/15/25; total market value $204,000	1,000,000	100,000	—	1,100,000	1,000,000	100,000	—	1,100,000

Total Repurchase Agreements					13,782,884	10,500,792	—	24,283,676

Total Short-Term Investments (10.4%) (Cost $29,103,444)					14,202,923	14,900,521	—	29,103,444

Total Investments (105.2%) (Cost $292,350,239)					143,584,194	151,159,137	—	294,743,331
Other Assets Less Liabilities (-5.2%)					(13,013,950)	(1,610,731)		(14,624,681)

Net Assets (100%)					130,570,244	149,548,406		280,118,650

*	Non-income producing
†	Securities (totaling $31,996 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid Security.
(x)	All or a portion of security is on loan at June 30, 2016.
(xx)	At June 30, 2016, the Portfolio had loaned securities with a total value of $23,550,518. This was secured by collateral of $24,283,676 which was received as cash and subsequently invested in short-term investments currently valued at $24,283,676, as reported in the Portfolio of Investments, and $19,402 collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 7/14/16-5/15/45.

42

Investments in companies which were affiliates for the year ended June 30, 2016, were as follows:

AXA/Pacific Global Small Cap Value

Securities:	Value June 30, 2015	Purchases at Cost	Sales at Cost	Value June 30, 2016	Dividend Income	Realized Gain(Loss)
PennyMac Financial Services, Inc., Class A	$—	$—	$—	$5,845	$9,094	$—
PennyMac Mortgage Investment Trust (REIT)	—	23,262	—	91,862	1,979	—

	$—	$23,262	$—	$97,707	$11,073	$—

AXA/Horizon Small Cap Value

Securities:	Value June 30, 2015	Purchases at Cost	Sales at Cost	Value June 30, 2016	Dividend Income	Realized Gain(Loss)
PennyMac Financial Services, Inc., Class A	$—	$—	$—	$5,845	$—	$—
PennyMac Mortgage Investment Trust (REIT)	—	34,404	—	103,126	11,073	—

	$—	$34,404	$—	$108,971	$11,073	$—

AXA/Horizon Small Cap Value Combined Pro Forma

Securities:	Value June 30, 2015	Purchases at Cost	Sales at Cost	Value June 30, 2016	Dividend Income	Realized Gain(Loss)
PennyMac Financial Services, Inc., Class A	$—	$—	$—	$11,690	$9,094	$—
PennyMac Mortgage Investment Trust (REIT)	—	57,666	—	194,988	13,052	—

	$—	$57,666	$—	$206,678	$22,146	$—

AXA/Pacific Global Small Cap Value

At June 30, 2016, the Portfolio had the following futures contracts open:

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 6/30/16	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	9	September-16	$1,011,407	$1,032,660	$21,253

AXA/Horizon Small Cap Value

At June 30, 2016, the Portfolio had the following futures contracts open:

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 6/30/16	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	11	September-16	$1,238,943	$1,262,140	$23,197

AXA/Horizon Small Cap Value Combined Pro Forma

At June 30, 2016, the Portfolio had the following futures contracts open:

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 6/30/16	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	20	September-16	$2,250,350	$2,294,800	$44,450

43

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2016 :

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

AXA/Pacific Global Small Cap Value

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (c)		Total
Assets
Common Stocks
Consumer Discretionary	$16,370,094	$—	$—		$16,370,094
Consumer Staples	6,345,686	—	—		6,345,686
Energy	12,643,702	—	—		12,643,702
Financials	32,606,481	1,502	7,126		32,615,109
Health Care	5,056,808	—	—		5,056,808
Industrials	38,819,037	—	—		38,819,037
Information Technology	8,637,558	71,514	—		8,709,072
Materials	2,973,095	80,354			3,053,449
Telecommunication Services	537,895	—	—		537,895
Utilities	5,221,867	—	—		5,221,867
Futures	21,253	—	—		21,253
Investment Companies
Investment Companies	—	—	—		—
Rights
Information Technology	—	—	—	(d)	—	(d)
Telecommunication Services	—	—	8,552		8,552
Short-Term Investments
Investment Companies	420,039	—	—		420,039
Repurchase Agreements	—	13,782,884	—		13,782,884

Total Assets	$129,653,515	$13,936,254	$15,678		$143,605,447

Total Liabilities	$—	$—	$—		$—

Total	$129,653,515	$13,936,254	$15,678		$143,605,447

(a)	Securities with a market value of $31,461 transferred from Level 2 to Level 1 at the end of the period due to active trading.
(b)	Securities with a market value of $152,868 transferred from Level 1 to Level 2 at the end of the period due to inactive trading.
(c)	A security with a market value of $7,126 transferred from Level 1 to Level 3 at the end of the period due to inactive trading.
(d)	Value is zero.

There were no additional transfers between Levels 1, 2, or 3 during the year ended June 30, 2016.

44

AXA/Horizon Small Cap Value

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (c)		Total
Assets
Common Stocks
Consumer Discretionary	$28,285,982	$2,495,791	$—		$30,781,773
Consumer Staples	3,850,236	354,464	—		4,204,700
Energy	5,477,555	1,512	—		5,479,067
Financials	49,661,895	6,414,817	7,768		56,084,480
Health Care	3,511,193	—	—		3,511,193
Industrials	13,706,074	1,295,384	—		15,001,458
Information Technology	9,118,693	80,489	—		9,199,182
Materials	4,350,990	90,379	—		4,441,369
Telecommunication Services	605,553	—	—		605,553
Utilities	5,874,639	916,296	—		6,790,935
Futures	23,197	—	—		23,197
Investment Companies
Investment Companies	—	150,356	—		150,356
Rights
Information Technology	—	—	—	(d)	—	(d)
Telecommunication Services	—	—	8,550		8,550
Short-Term Investments
Investment Companies	4,399,729	—	—		4,399,729
Repurchase Agreements	—	10,500,792	—		10,500,792

Total Assets	$128,865,736	$22,300,280	$16,318		$151,182,334

Total Liabilities	$—	$—	$—		$—

Total	$128,865,736	$22,300,280	$16,318		$151,182,334

(a)	Securities with a market value of $61,555 transferred from Level 2 to Level 1 at the end of the period due to active trading.
(b)	Securities with a market value of $3,579,126 transferred from Level 1 to Level 2 at the end of the period due to inactive trading.
(c)	A security with a market value of $7,768 transferred from Level 1 to Level 3 at the end of the period due to inactive trading.
(d)	Value is zero.

There were no additional transfers between Levels 1, 2, or 3 during the year ended June 30, 2016.

45

AXA/Horizon Small Cap Value Combined Pro Forma

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (c)		Total
Assets
Common Stocks
Consumer Discretionary	$44,656,076	$2,495,791	$—		$47,151,867
Consumer Staples	10,195,922	354,464	—		10,550,386
Energy	18,121,257	1,512	—		18,122,769
Financials	82,268,376	6,416,319	14,894		88,699,589
Health Care	8,568,001	—	—		8,568,001
Industrials	52,525,111	1,295,384	—		53,820,495
Information Technology	17,756,251	152,003	—		17,908,254
Materials	7,324,085	170,733	—		7,494,818
Telecommunication Services	1,143,448	—	—		1,143,448
Utilities	11,096,506	916,296	—		12,012,802
Futures	44,450	—	—		44,450
Investment Companies
Investment Companies	—	150,356	—		150,356
Rights
Information Technology	—	—	—	(d)	—	(d)
Telecommunication Services	—	—	17,102		17,102
Short-Term Investments
Investment Companies	4,819,768	—	—		4,819,768
Repurchase Agreements	—	24,283,676	—		24,283,676

Total Assets	$258,519,251	$36,236,534	$31,996		$294,787,781

Total Liabilities	$—	$—	$—		$—

Total	$258,519,251	$36,236,534	$31,996		$294,787,781

(a)	Securities with a market value of $93,016 transferred from Level 2 to Level 1 at the end of the period due to active trading.
(b)	Securities with a market value of $3,730,994 transferred from Level 1 to Level 2 at the end of the period due to inactive trading.
(c)	A security with a market value of $14,894 transferred from Level 1 to Level 3 at the end of the period due to inactive trading.
(d)	Value is zero.

There were no additional transfers between Levels 1, 2, or 3 during the year ended June 30, 2016.

46

AXA/Pacific Global Small Cap Value

Fair Values of Derivative Instruments as of June 30, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$21,253	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended June 30, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$(404,213)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$50,754

^	The Portfolio held futures contracts as a substitute for investing in conventional securitites.

The Portfolio held futures contracts with an average notional balance of approximately $1,661,000 during the year ended June 30, 2016.

AXA/Horizon Small Cap Value

Fair Values of Derivative Instruments as of June 30, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$23,197	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended June 30, 2016:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$749	$749
Equity contracts	(500,616)	—	(500,616)

Total	$(500,616)	$749	$(499,867)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$46,600

^	The Portfolio held forward foreign currency contracts for hedging and futures contracts as a substitute for investing in conventional securities.

47

The Portfolio held futures contracts with an average notional balance of approximately $1,372,000 during the year ended June 30, 2016.

AXA/Horizon Small Cap Value Combined ProForma

Fair Values of Derivative Instruments as of June 30, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$44,450	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended June 30, 2016:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$749	$749
Equity contracts	(904,829)	—	(904,829)

Total	$(904,829)	$749	$(904,080)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$97,354

^	The Portfolio held forward foreign currency contracts for hedging and futures contracts as a substitute for investing in conventional securities.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $39,000 for six days during the year ended June 30, 2016 and held futures contracts with an average notional balance of approximately $3,033,000 during the year ended June 30, 2016.

AXA/Pacific Global Small Cap Value

At June 30, 2016, the Portfolio’s investment in the repurchase agreements was subject to an enforceable netting arrangement. The Portfolio’s proportionate holding in the joint repurchase agreements was as follows:

Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts not Offset in the Statement of Assets and Liabilities Collateral Received*	Net Amount of Assets
Citigroup Global Markets Ltd.	$1,100,000	$—	$1,100,000	$(1,100,000)	$—
Deutsche Bank AG	700,000	—	700,000	(700,000)	—
HSBC Securities, Inc.	2,500,000	—	2,500,000	(2,500,000)	—
Merrill Lynch PFS, Inc.	4,282,884	—	4,282,884	(4,282,884)	—
Mizuho Securities USA, Inc.	200,000	—	200,000	(200,000)	—
Natixis	3,000,000	—	3,000,000	(3,000,000)	—
Nomura Securities Co., Ltd.	1,000,000	—	1,000,000	(1,000,000)	—
RBS Securities, Inc.	1,000,000	—	1,000,000	(1,000,000)	—

	$13,782,884	$—	$13,782,884	$(13,782,884)	$—

48

AXA/Horizon Small Cap Value

At June 30, 2016, the Portfolio’s investment in the repurchase agreements was subject to an enforceable netting arrangement. The Portfolio’s proportionate holding in the joint repurchase agreements was as follows:

Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts not Offset in the Statement of Assets and Liabilities Collateral Received*	Net Amount of Assets
Citigroup Global Markets Ltd.	$600,000	$—	$600,000	$(600,000)	$—
Deutsche Bank AG	400,000	—	400,000	(400,000)	—
HSBC Securities, Inc.	2,500,000	—	2,500,000	(2,500,000)	—
Merrill Lynch PFS, Inc.	5,400,792	—	5,400,792	(5,400,792)	—
Mizuho Securities USA, Inc.	500,000	—	500,000	(500,000)	—
Natixis	—	—	—	—	—
Nomura Securities Co., Ltd.	1,000,000	—	1,000,000	(1,000,000)	—
RBS Securities, Inc.	100,000	—	100,000	(100,000)	—

	$10,500,792	$—	$10,500,792	$(10,500,792)	$—

AXA/Horizon Small Cap Value Combined ProForma

At June 30, 2016, the Portfolio’s investment in the repurchase agreements was subject to an enforceable netting arrangement. The Portfolio’s proportionate holding in the joint repurchase agreements was as follows:

Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts not Offset in the Statement of Assets and Liabilities Collateral Received*	Net Amount of Assets
Citigroup Global Markets Ltd.	$1,700,000	$—	$1,700,000	$(1,700,000)	$—
Deutsche Bank AG	1,100,000	—	1,100,000	(1,100,000)	—
HSBC Securities, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Merrill Lynch PFS, Inc.	9,683,676	—	9,683,676	(9,683,676)	—
Mizuho Securities USA, Inc.	700,000	—	700,000	(700,000)	—
Natixis	3,000,000	—	3,000,000	(3,000,000)	—
Nomura Securities Co., Ltd.	2,000,000	—	2,000,000	(2,000,000)	—
RBS Securities, Inc.	1,100,000	—	1,100,000	(1,100,000)	—

	$24,283,676	$—	$24,283,676	$(24,283,676)	$—

*	At June 30, 2016, the value of the collateral received exceeded the market value of the Portfolio’s proportionate holding in the joint repurchase agreements. Please refer to the Portfolio of Investments for the Portfolio’s undivided interest in each joint repurchase agreement and related collateral.

Investment security transactions for the year ended June 30, 2016 were as follows:

AXA/Pacific Global Small Cap Value

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 18%)*	$42,153,984
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 27%)*	$41,058,178

*	During the period ended June 30, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

AXA/Horizon Small Cap Value

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 32%)*	$29,105,990
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 34%)*	$36,393,709

*	During the period ended June 30, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

49

AXA/Horizon Small Cap Value Combined Pro Forma

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 24%)*	$71,259,974
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 31%)*	$77,451,887

*	During the period ended June 30, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of June 30, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	AXA/Horizon Small Cap Value Combined Pro Forma

Aggregate gross unrealized appreciation	$19,686,079	$32,978,825	$52,664,904
Aggregate gross unrealized depreciation	(29,183,253)	(20,047,910)	(49,231,163)

Net unrealized appreciation	$(9,497,174)	$12,930,915	$3,433,741

Federal income tax cost of investments	$153,081,368	$138,228,222	$291,309,590

50

EQ ADVISORS TRUST

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016 (Unaudited)

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro Forma Adjustments		AXA/Horizon Small Cap Value Combined Pro Forma
Investments at Cost, Affiliated Issuers	$122,335	$133,477	$—		$255,812
Investments at Cost, Unaffiliated Issuers	139,131,514	128,107,225	—		267,238,739
Investments at Cost, Repurchase Agreements	13,782,884	10,500,792	—		24,283,676
ASSETS
Investments at Value, Affiliated Issuers (x)	97,707	108,971	—		206,678
Investments at Value, Unaffiliated Issuers (x)	129,703,603	140,549,374	—		270,252,977
Investments at Value, Repurchase Agreements (x)	13,782,884	10,500,792	—		24,283,676
Cash	617,860	8,721,426	—		9,339,286
Cash held as collateral at broker	54,200	59,800	—		114,000
Dividends, interest, and other receivables	137,949	190,956	—		328,905
Due from Custodian	98,254	85,418	—		183,672
Receivable for securities sold	30,965	64,989	—		95,954
Security lending income receivable	36,732	9,978	—		46,710
Due from broker for futures variation margin	17,409	20,130	—		37,539
Receivable from Separate Accounts for Trust shares sold	6,909	3,554	—		10,463
Other assets	1,429	1,626	—		3,055

Total assets	144,585,901	160,317,014	—		304,902,915

LIABILITIES
Payable on return of securities loaned	13,782,884	10,500,792	—		24,283,676
Payable for securities purchased	99,736	119,383	—		219,119
Investment management fees payable	77,660	90,422	—		168,082
Administrative fees payable	13,594	15,426	—		29,020
Payable to Separate Accounts for Trust shares redeemed	13,510	14,367	—		27,877
Trustees’ fees payable	239	286	—		525
Distribution fees payable-Class IB	54	49	—		103
Accrued expenses	27,980	27,883	—		55,863

Total liabilities	14,015,657	10,768,608	—		24,784,265

NET ASSETS	$130,570,244	$149,548,406	$—		$280,118,650

Net assets were comprised of:
Paid in capital	$139,282,454	$131,492,479	—		$270,774,933
Accumulated undistributed net investment income (loss)	666,372	650,795	—		1,317,167
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactios	52,704	4,964,669	—		5,017,373
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(9,431,286)	12,440,463	—		3,009,177

Net Assets	$130,570,244	$149,548,406	$—		$280,118,650

Class IB Shares
Net Assets	$271,137	$244,662	$—		$515,799
Shares outstanding	37,259	27,378	(6,931	)(a)	57,706
Net asset value, offering and redemption price per share	$7.28	$8.94	$—		$8.94
Class K Shares
Net Assets	$130,299,107	$149,303,744	$—		$279,602,851
Shares outstanding	17,899,044	16,701,552	(3,324,200	)(a)	31,276,396
Net asset value, offering and redemption price per share	$7.28	$8.94	$—		$8.94
(x) Includes value of securities on loan of:	$13,376,577	$10,173,941	$—		$23,550,518

(a)	Reflects adjustment for retired shares of the acquired Portfolio.

51

EQ ADVISORS TRUST

For the Year Ended June 30, 2016 (Unaudited)

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro Forma Adjustments		AXA/Horizon Small Cap Value Combined Pro Forma
STATEMENT OF OPERATIONS
Income Received from Affiliates	$11,073.00	$11,073.00	$—		$22,146
Foreign withholding Tax on Dividends	(6,096)	(8,443)	—		(14,539)
INVESTMENT INCOME
Dividends	1,868,287.00	2,352,581.00	—		4,220,868
Interest	1,472	15,812	—		17,284
Securities lending (net)	92,793	19,488	—		112,281

Total income	1,962,552	2,387,881	—		4,350,433

EXPENSES
Investment management fees	1,085,592	1,194,110	(108,894	)(b)	2,170,808
Administrative fees	169,063	185,993	(13,696	)(b)	341,360
Professional fees	60,090	60,306	(60,396	)(a)	60,000
Custodian fees	42,190	31,376	(33,566	)(a)	40,000
Printing and mailing expenses	6,539	7,273	6,188	(c)	20,000
Trustees’ fees	2,910	3,175	915	(c)	7,000
Distribution fees-Class IB	507	406	—		913
Miscellaneous	6,915	7,685	(1,600	)(a)	13,000

Gross expenses	1,373,806	1,490,324	—		2,653,081

Less: Waiver from investment manager	(72,282)	(58,821)	(78,906	)(d)	(210,009)
Reimbursement from investment manager	—	—	—		—
Net expenses	1,301,524	1,431,503	—		2,443,072

NET INVESTMENT INCOME (LOSS)	661,028	956,378	—		1,907,361

Realized gain (loss) from affiliates	—	—	—		—
Distribution of realized gain (loss) received from affiliates	—	—	—		—
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:	—	—	—		—
Investments	1,448,922	6,698,397	—		8,147,319
Futures	(404,213)	(500,616)	—		(904,829)
Foreign currency translations	—	(1,062)	—		(1,062)

Net realized gain (loss)	1,044,709	6,196,719	—		7,241,428

Change in unrealized appreciation (depreciation) on Affiliates	(22,440)	(22,318)	—		(44,758)
Change in unrealized appreciation (depreciation) on:
Investments	(27,311,881)	(19,644,865)	—		(46,956,746)
Futures	50,754	46,600	—		97,354
Foreign currency translations	—	(222)	—		(222)

Net change in unrealized appreciation (depreciation)	(27,261,127)	(19,598,487)	—		(46,859,614)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(26,216,418)	(13,401,768)	—		(39,618,186)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(25,555,390)	$(12,445,390)	$—		$(37,710,825)

Adjustments

(a)	Reflects adjustment in expenses due to elimination of duplicative expenses.
(b)	Reflects adjustment in expenses due to the effects of new contract rates.
(c)	Reflects adjustment due to Horizon Small Cap Value paying a larger portion of trust level expenses.
(d)	Reflects adjustment of waiver due to change in expense limitation agreement.

52

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

As of June 30, 2016

NOTE 1 – BASIS OF COMBINATION AND SIGNIFICANT ACCOUNTING POLICIES:

EQ Advisors Trust (the “Trust’) was organized as a Delaware statutory trust on October 31, 1996 and is registered under the investment company act of 1940, as amended, as an open-end management investment company with numerous portfolios. The Board of Trustees of the Trust approved the proposed Plan of Reorganization and Termination (“Reorganization Plan”) on December 1, 2016 that provides for the transfer of all assets of the AXA/Pacific Global Small Cap Value Portfolio to the AXA/Horizon Small Cap Value Portfolio, both series of the Trust, and the assumption by AXA/Horizon Small Cap Value Portfolio of all of the liabilities of the AXA/Pacific Global Small Cap Value Portfolio in exchange for shares of the AXA/Horizon Small Cap Value Portfolio having an aggregate value equal to the net assets of the AXA/Pacific Global Small Cap Value Portfolio, the distribution of the AXA/Horizon Small Cap Value Portfolio shares to the AXA/Pacific Global Small Cap Value Portfolio shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the AXA/Pacific Global Small Cap Value Portfolio.

The AXA/Pacific Global Small Cap Value Portfolio’s annual contractual management fee equals 0.800% of average daily net assets for the first $2 billion, 0.750% of average daily net assets for the next $1 billion, 0.725% for the next $3 billion, 0.700% for the next $5 billion, and 0.675% of average daily net assets thereafter. AXA/Horizon Small Cap Value Portfolio’s annual contractual management fee equals 0.800% of average daily net assets for the first $2 billion, 0.750% of average daily net assets for the next $1 billion, 0.725% for the next $3 billion, 0.700% for the next $5 billion, and 0.675% of average daily net assets thereafter. The Reorganization Plan is subject to the approval of the AXA/Pacific Global Small Cap Value Portfolio’s shareholders. A special meeting of shareholders of the AXA/Pacific Global Small Cap Value Portfolio will be held on or about March 28, 2017.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at June 30, 2016. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of the AXA/Horizon Small Cap Value Portfolio and the AXA/Pacific Global Small Cap Value Portfolio at June 30, 2016. The unaudited pro forma combined statement of operations reflects the results of operations of the AXA/Horizon Small Cap Value Portfolio as if it had acquired the AXA/Pacific Global Small Cap Value Portfolio at the beginning of the year ended June 30, 2016. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the AXA/Horizon Small Cap Value Portfolio for pre-combination periods will not be restated.

The unaudited pro forma combined portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information, each of the Portfolios has substantially the same significant policies as detailed in the historical financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Following the Reorganization, the AXA/Horizon Small Cap Value Portfolio is the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies.” The legal survivor normally is considered the accounting survivor of a reorganization. In this case, the AXA/Horizon Small Cap Value Portfolio is the legal survivor. Other criteria include:

a.)	Portfolio Management – The merged entity will be managed by the Manager, Advisers and portfolio managers to the AXA/Horizon Small Cap Value Portfolio in a manner consistent with the current management style.

b.)	Portfolio Composition – The merged entity’s portfolio holdings are expected to be consistent with the AXA/Horizon Small Cap Value Portfolio’s current investment strategies and will more closely resemble the current portfolio holdings of the AXA/Horizon Small Cap Value Portfolio than those of the AXA/Pacific Global Small Cap Value Portfolio.

c.)	Investment Objective, Policies and Restrictions – The merged entity’s investment objective, policies and fundamental and non-fundamental investment restrictions will be the same as the AXA/Horizon Small Cap Value Portfolio’s current investment objective, policies and fundamental and non-fundamental investment restrictions.

d.)	Expense Structure and Expense Ratios – The merged entity’s expense structure will be the same as that of AXA/Horizon Small Cap Value Portfolio. The expense ratio of the merged entity will be the same as that of the AXA/Horizon Small Cap Value Portfolio and lower than the AXA/Pacific Global Small Cap Value Portfolio.

e.)	Asset Size – The asset size of AXA/Horizon Small Cap Value Portfolio is relatively the same as that of the AXA/Pacific Global Small Cap Value Portfolio.

53

NOTE 2 – SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the AXA/Pacific Global Small Cap Value Portfolio by the AXA/Horizon Small Cap Value Portfolio as of June 30, 2016. The number of additional shares issued was calculated based on the net assets of the AXA/Pacific Global Small Cap Value Portfolio and net asset value per share of the AXA/Horizon Small Cap Value Portfolio at June 30, 2016.

NOTE 3 – Taxes:

Each Portfolio, as well as the Acquiring Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required.

NOTE 4 – UNAUDITED PRO FORMA COMBINED ADJUSTMENTS:

The accompanying unaudited pro forma combined financial statements reflect changes in the AXA/Horizon Small Cap Value Portfolio’s shares as if the merger had taken place on June 30, 2016. The AXA/Pacific Global Small Cap Value Portfolio will bear the expenses of the Reorganization (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting) which are estimated at approximately $XXXXXXX. However, FMG LLC has voluntarily agreed to pay expenses of the Reorganization that exceed the AXA/Pacific Global Small Cap Value Portfolio’s expense limitation set forth in its expense limitation agreement.

54

PART C: OTHER INFORMATION

Item 15.	Indemnification

Second Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and Amended and Restated By-Laws (“By-Laws”)

Article VII, Section 2 of the Declaration of Trust of EQ Advisors Trust (“Trust”) states, in relevant part, that a “Trustee or officer of the Trust, when acting in such capacity, shall not be personally liable to any Person, other than to the Trust, a Series or a Shareholder to the extent expressly provided in this Article VII. No person who is or has been a Trustee or officer of the Trust shall be liable to the Trust, or a Series or a Shareholder for any action or failure to act or for any other reason except solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of Trustee or officer as described herein, and shall not be liable for errors of judgment or mistakes of fact or law. A Trustee or officer of the Trust shall not be responsible or liable in any event for any neglect or wrongdoing of any person, including any other Trustee, officer, agent, employee, Manager, or Principal Underwriter of the Trust or any Series.” Article VII, Section 4 of the Trust’s Declaration of Trust states, in relevant part, that the “Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee, or agent of the Trust in connection with any claim, action, suit, or proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee of the Trust.” Article VII, Section 5 of the Trust’s Declaration of Trust further states:

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer or employee of the Trust, or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the maximum extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(b) To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust, a Series or any Shareholder by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described herein; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described herein: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

Registrant’s Investment Management Agreement states:

Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

The Registrant’s Investment Advisory Agreements generally state:

Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its Affiliates with respect to the services provided to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnities may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Manager which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees for use therein.

Section 14 of each of the Registrant’s Distribution Agreements states:

The Trust shall indemnify and hold harmless [the Distributor] from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which [the Distributor] may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trustees, agents or representatives, other than acts or omissions caused directly or indirectly by [the Distributor].

[The Distributor] will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust, its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust

Prospectus and/or SAI or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other misconduct or negligence of [the Distributor] in its capacity as a principal underwriter of the Trust’s Class [IA, IB and/or K] shares and will reimburse the Trust, its officers, Trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that [the Distributor] shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by the Preparing Parties specifically for use in the preparation of the Trust Prospectus and/or SAI.

Section 6 of the Registrant’s Amended and Restated Mutual Fund Service Agreement states:

(a) FMG LLC shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or gross negligence on FMG LLC’s part (or on the part of any third party to whom FMG LLC has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by FMG LLC (or by such third party) of its obligations and duties under this Agreement (in the case of FMG LLC) or under an agreement with FMG LLC (in the case of such third party) or, subject to Section 10 below, FMG LLC’s (or such third party) refusal or failure to comply with the terms of this Agreement (in the case of FMG LLC) or an agreement with FMG LLC (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of FMG LLC) or under an agreement with FMG LLC (in the case of such third party). In no event shall FMG LLC (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if FMG LLC (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) Except to the extent that FMG LLC may be held liable pursuant to Section 6(a) above, FMG LLC shall not be responsible for, and the Trust shall indemnify and hold FMG LLC harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities including, but not limited to, those arising out of or attributable to:

(i) any and all actions of FMG LLC or its officers or agents required to be taken pursuant to this Agreement;

(ii) the reliance on or use by FMG LLC or its officers or agents of information, records, or documents which are received by FMG LLC or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii) the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving gross negligence or willful misfeasance;

(iv) the breach of any representation or warranty of the Trust hereunder;

(v) the reliance on or the carrying out by FMG LLC or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi) any delays, inaccuracies, errors in or omissions from information or data provided to FMG LLC by data services, including data services providing information in connection with any third party computer system licensed to FMG LLC, and by any corporate action services, pricing services or securities brokers and dealers;

(vii) the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii) any failure of the Trust’s Registration Statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix) except as provided for in Schedule B.III., the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x) all actions, inactions, omissions, or errors caused by third parties to whom FMG LLC or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Portfolio, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify FMG LLC pursuant to this Agreement.

Section 12(a)(iv) of the Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

Article VIII of the Registrant’s Participation Agreements generally state:

8.1(a). AXA Equitable Life Insurance Company (for the purposes of this Article, “Equitable”) agrees to indemnify and hold harmless the Trust, each member of the Board, the Distributors, and the directors and officers and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Equitable), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or contained in the Equitable Contracts or sales literature for the Equitable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Equitable by or on behalf of the Trust for use in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or in the Equitable Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust not supplied by Equitable or persons under its control) or wrongful conduct of Equitable or persons under its control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or Statement of Additional Information, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust by or on behalf of Equitable; or

(iv) arise as a result of any failure by Equitable to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement; or

(v) arise out of or result from any material breach of any representation and/or warranty made by Equitable in this Agreement or arise out of or result from any other material breach of this Agreement by Equitable;

as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof…

8.2(a). Each of the Distributors agrees to indemnify and hold harmless Equitable, and the Trust and each of their directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributors), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributors or Trust by or on behalf of Equitable for use in the Registration Statement, prospectus, or Statement of Additional Information for the Trust, or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or Statement of Additional Information, or sales literature for the Equitable Contracts not supplied by the Distributors or persons under their control) or wrongful conduct of the Distributors or persons under their control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or Statement of Additional Information or sales literature covering the Equitable Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to Equitable by or on behalf of the Distributors or the Trust; or

(iv) arise as a result of any failure by the Distributors or the Trust to provide the services and furnish the materials required to be provided or furnished by the Distributors or the Trust under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification or other qualification requirements specified in Article VI of this Agreement); or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Distributors in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributors;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof…

8.3(a) The Trust agrees to indemnify and hold harmless Equitable and each of its directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust and:

(i) arise as a result of any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in … this Agreement); or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof…

Item 16.	Exhibits

(1)(a)	Agreement and Declaration of Trust.[1]

(1)(a)(ii)	Amended and Restated Agreement and Declaration of Trust.[2]

(1)(a)(ii)(A)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust.[4]

(1)(a)(ii)(B)	Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust.[6]

(1)(a)(iii)	Second Amended and Restated Agreement and Declaration of Trust (filed herewith).

(1)(b)	Certificate of Trust.[1]

(1)(b)(ii)	Certificate of Amendment to the Certificate of Trust.[2]

(2)(a)	By-Laws of the Trust.[1]

(2)(a)(ii)	Amended and Restated By-Laws (filed herewith).

(3)	None.

(4)(a)	Form of Agreement and Plan of Reorganization and Termination between EQ Advisors Trust, on behalf of its separate series, All Asset Aggressive- Alt 50 Portfolio, All Asset Aggressive- Alt 75 Portfolio, All Asset Growth- Alt 20 Portfolio, EQ/PIMCO Global Real Return Portfolio, and AXA/DoubleLine Opportunities Core Plus Bond Portfolio, and AXA Premier VIP Trust, on behalf of its separate series, CharterSM Real Assets Portfolio, CharterSM Income Strategies Portfolio, and CharterSM Interest Rate Strategies Portfolio (filed herein as Appendix A.1 to the Combined Proxy Statement and Prospectus).

(4)(b)	Form of Agreement and Plan of Reorganization and Termination between EQ Advisors Trust, on behalf of its separate series, All Asset Aggressive- Alt 25 Portfolio and All Asset Growth -Alt 20 Portfolio, and AXA Premier VIP Trust, on behalf of its separate series, CharterSM Alternative 100 Moderate Portfolio (filed herein as Appendix A.2 to the Combined Proxy Statement and Prospectus).

(4)(c)	Form of Plan of Reorganization and Termination between EQ Advisors Trust, on behalf of its separate series, AXA/Pacific Global Small Cap Value Portfolio and AXA/Horizon Small Cap Value Portfolio (filed herein as Appendix A.4 to the Combined Proxy Statement and Prospectus).

(5)

Provisions of instruments defining the rights of holders of the securities being registered are contained in the Registrant’s Second Amended and Restated Agreement and Declaration of Trust and Amended and Restated

By-Laws (Exhibits (1)(a)(iii) and (2)(a)(ii)).

(6)	Investment Advisory Contracts

(6)(a)	Investment Management Agreement dated as of May 1, 2011 between EQ Advisors Trust (the “Trust”) and AXA Equitable Funds Management Group, LLC (“FMG LLC” or “AXA FMG”). [29]

(6)(a)(ii)	Amendment No. 1 effective as of August 1, 2011 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [29]

(6)(a)(iii)	Amendment No. 2 effective as of September 1, 2011 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [29]

(6)(a)(iv)	Amendment No. 3 effective as of October 1, 2011 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[31]

(6)(a)(v)	Amendment No. 4 effective as of February 8, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[36]

(6)(a)(vi)	Amendment No. 5 effective as of September 1, 2012 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [36]

(6)(a)(vii)	Amendment No. 6 effective as of May 1, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [39]

(6)(a)(viii)	Amendment No. 7 effective as of September 1, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [39]

(6)(a)(ix)	Amendment No. 8 effective as of October 21, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [39]

(6)(a)(x)	Amendment No. 9 effective as of April 4, 2014 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [43]

(6)(a)(xi)	Amendment No. 10 effective as of June 1, 2014 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [43]

(6)(a)(xii)	Amendment No. 11 effective as of July 16, 2014 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [44]

(6)(a)(xiii)	Amendment No. 12 effective as of January 20, 2015 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [44]

(6)(a)(xiv)	Amendment No. 13 effective as of April 30, 2015 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [45]

(6)(a)(xv)	Amendment No. 14 effective as of July 14, 2015 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [47]

(6)(a)(xvi)	Amendment No. 15 effective as of September 1, 2015 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [47]

(6)(a)(xvii)	Amendment No.16 effective as of December 21, 2015 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [48]

(6)(a)(xviii)	Amendment No. 17 effective as of January 1, 2016 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [48]

(6)(b)(i)	Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to the All Asset Growth – Alt 20 Portfolio (formerly, the All Asset Allocation Portfolio), EQ/Boston Advisors Equity Income Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio, EQ/GAMCO Small Company Value Portfolio, EQ/MFS International Growth Portfolio, AXA/Loomis Sayles Growth Portfolio (formerly, EQ/Montag & Caldwell Growth Portfolio), EQ/PIMCO Ultra Short Bond Portfolio, EQ/T. Rowe Price Growth Stock Portfolio and EQ/UBS Growth and Income Portfolio (collectively, the “MONY Portfolios”). [29]

(6)(b)(ii)	Amendment No. 1 effective as of April 30, 2012 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC on behalf of the MONY Portfolios. [34]

(6)(b)(iii)	Amendment No. 2 effective as of September 1, 2012 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and AXA FMG on behalf of the MONY Portfolios. [36]

(6)(b)(iv)	Amendment No. 3 effective as of September 1, 2014 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and AXA FMG on behalf of the MONY Portfolios. [44]

(6)(c)(i)	Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to certain fund of funds portfolios (“Fund of Funds Portfolios”). [29]

(6)(c)(ii)	Amendment No. 1 dated as of June 7, 2011 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to the Fund of Funds Portfolios. [30]

(6)(c)(iii)	Amendment No. 2 effective as of April 12, 2012 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to the Fund of Funds Portfolios. [34]

(6)(c)(iv)	Amendment No. 3 effective as of August 29, 2012 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to the Fund of Funds Portfolios. [36]

(6)(c)(v)	Amendment No. 4 effective as of October 21, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to the Fund of Funds Portfolios. [39]

(6)(c)(vi)	Amendment No. 5 effective as of July 16, 2014 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to the Fund of Funds Portfolios. [44]

(6)(d)(i)	Investment Advisory Agreement between FMG LLC and T. Rowe Price Associates, Inc. (“T. Rowe Price”) dated as of May 1, 2011. [29]

(6)(d)(ii)	Amendment No. 1 effective as of June 6, 2013, to the Investment Advisory Agreement between FMG LLC and T. Rowe Price dated as of May 1, 2011. [40]

(6)(d)(iii)	Amendment No. 2 effective as of June 1, 2014, to the Investment Advisory Agreement between FMG LLC and T. Rowe Price dated as of May 1, 2011. [43]

(6)(d)(iv)	Amendment No. 3 effective as of July 16, 2014, to the Investment Advisory Agreement between FMG LLC and T. Rowe Price dated as of May 1, 2011. [44]

(6)(d)(iv)	Amendment No. 4 effective as of June 1, 2015, to the Investment Advisory Agreement between FMG LLC and T. Rowe Price dated as of May 1, 2011. [48]

(6)(e)(i)	Investment Advisory Agreement between FMG LLC and Massachusetts Financial Services Company (doing business as MFS Investment Management) (“MFSIM”) dated as of May 1, 2011. [29]

(6)(e)(ii)	Amendment No. 1 effective as of June 6, 2013, to the Investment Advisory Agreement between FMG LLC and MFSIM dated as of May 1, 2011. [40]

(6)(e)(iii)	Amendment No. 2 effective June 1, 2014, to the Investment Advisory Agreement between FMG LLC and MFSIM dated as of May 1, 2011. [44]

(6)(e)(iv)	Amendment No. 3 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and MFSIM dated as of May 1, 2011. [44]

(6)(f)(i)	Investment Advisory Agreement between FMG LLC and Morgan Stanley Investment Management (“MSIM”) dated as of May 1, 2011. [29]

(6)(f)(ii)	Amendment No. 1 effective as of April 4, 2014 to the Investment Advisory Agreement between FMG LLC and MSIM dated as of May 1, 2011. [42]

(6)(f)(iii)	Amendment No. 2 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and MSIM dated as of May 1, 2011. [44]

(6)(g)(i)	Investment Advisory Agreement between FMG LLC and J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) dated as of May 1, 2011. [29]

(6)(h)(i)	Investment Advisory Agreement between FMG LLC and AllianceBernstein L.P. (“AllianceBernstein”) effective as of May 1, 2011. [29]

(6)(h)(ii)	Amendment No. 1 effective as of September 1, 2011 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011. [31]

(6)(h)(iii)	Amendment No. 2 effective as of August 1, 2012 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011. [36]

(6)(h)(iv)	Amendment No. 3 effective as of September 1, 2012, to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011. [36]

(6)(h)(v)	Amendment No. 4 effective as of June 1, 2014, to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011. [43]

(6)(h)(vi)	Amendment No. 5 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011. [44]

(6)(h)(vii)	Amendment No. 6 effective as of April 30, 2015 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011. [45]

(6)(h)(viii)	Amendment No. 7 effective as of October 1, 2015 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011. [48]

(6)(h)(ix)	Amendment No. 8 effective as of February 22, 2016 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011.[48]

(6)(i)(i)	Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011 with respect to the ATM Core Bond Portfolio and the ATM Intermediate Government Bond Portfolio. [29]

(6)(i)(ii)	Amendment No. 1 effective as of December 4, 2012 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011 with respect to the EQ/AllianceBernstein Short Duration Government Bond Portfolio (formerly, ATM Intermediate Government Bond Portfolio). [36]

(6)(i)(iii)	Amendment No. 2 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011 with respect to the EQ/AllianceBernstein Short Duration Government Bond Portfolio (formerly, ATM Intermediate Government Bond Portfolio). [44]

(6)(i)(iv)	Amendment No. 3 effective as of April 30, 2015 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011 with respect to the AXA/AB Short Duration Government Bond Portfolio (formerly, EQ/AllianceBernstein Short Duration Government Bond Portfolio). [46]

(6)(j)(i)	Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011 with respect to the EQ/Small Company Index Portfolio. [29]

(6)(k)(i)	Investment Advisory Agreement between FMG LLC and Capital Guardian Trust Company (“Capital Guardian”) dated as of May 1, 2011. [29]

(6)(k)(ii)	Amendment No. 1 effective as of June 24, 2013, to the Investment Advisory Agreement between FMG LLC and Capital Guardian dated as of May 1, 2011. [40]

(6)(k)(iii)	Amendment No. 2 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and Capital Guardian as of May 1, 2011. [44]

(6)(l)(i)	Investment Advisory Agreement between FMG LLC and Calvert Investment Management, Inc. (“Calvert”) dated as of May 1, 2011. [29]

(6)(l)(ii)	Amended and Restated Investment Advisory Agreement between FMG LLC and Calvert dated as of August 1, 2011. [29]

(6)(m)(i)	Investment Advisory Agreement between FMG LLC and Marsico Capital Management, LLC (“Marsico”) dated as of May 1, 2011. [29]

(6)(m)(ii)	Amendment No. 1 effective as of June 1, 2014 to the Investment Advisory Agreement between FMG LLC and Marsico dated as of May 1, 2011. [43]

(6)(m)(iii)	Amendment No. 2 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and Marsico dated as of May 1, 2011. [44]

(6)(n)(i)	Investment Advisory Agreement between FMG LLC and Pacific Investment Management Company, LLC (“PIMCO”) dated as of May 1, 2011. [29]

(6)(n)(ii)	Amendment No. 1 effective as of May 1, 2012 to the Investment Advisory Agreement between FMG LLC and PIMCO dated as of May 1, 2011. [36]

(6)(n)(iii)	Amendment No. 2 effective as of February 8, 2013 to the Investment Advisory Agreement between FMG LLC and PIMCO dated as of May 1, 2011. [36]

(6)(n)(iv)	Amendment No. 3 effective as of July 19, 2013 to the Investment Advisory Agreement between FMG LLC and PIMCO dated as of May 1, 2011. [40]

(6)(n)(v)	Amendment No. 4 effective as of June 1, 2014 to the Investment Advisory Agreement between FMG LLC and PIMCO dated as of May 1, 2011. [42]

(6)(n)(vi)	Amendment No. 5 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and PIMCO dated as of May 1, 2011. [44]

(6)(n)(vii)	Amendment No. 6 effective as of February 22, 2016 to the Investment Advisory Agreement between FMG LLC and PIMCO dated as of May 1, 2011. [48]

(6)(o)(i)	Investment Advisory Agreement between FMG LLC and Wellington Management Company, LLP (“Wellington”) dated as of May 1, 2011. [29]

(6)(o)(ii)	Amendment No. 1 effective as of June 1, 2014 to the Investment Advisory Agreement between FMG LLC and Wellington dated as of May 1, 2011. [43]

(6)(o)(iii)	Amendment No. 2 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and Wellington dated as of May 1, 2011. [44]

(6)(p)(i)	Investment Advisory Agreement between FMG LLC and Boston Advisors, LLC (“Boston Advisors”) dated as of May 1, 2011. [29]

(6)(q)(i)	Investment Advisory Agreement between FMG LLC and GAMCO Asset Management, Inc. (“GAMCO”) dated as of May 1, 2011. [29]

(6)(r)(i)	Investment Advisory Agreement between FMG LLC and Montag & Caldwell, LLC (“Montag”) dated as of May 1, 2011. [29]

(6)(s)(i)	Investment Advisory Agreement between FMG LLC and SSgA Funds Management, Inc. (“SSgA FM”) dated as of May 1, 2011. [29]

(6)(s)(ii)	Amendment No. 1 effective as of July 10, 2012 to the Investment Advisory Agreement between FMG LLC and SSgA FM dated as of May 1, 2011. [36]

(6)(s)(iii)	Amendment No. 2 effective as of June 1, 2014 to the Investment Advisory Agreement between FMG LLC and SSgA FM dated as of May 1, 2011. [43]

(6)(t)(i)	Investment Advisory Agreement between FMG LLC and UBS Global Asset Management (Americas) Inc. (“UBS”) dated as of May 1, 2011. [29]

(6)(u)(i)	Investment Advisory Agreement between FMG LLC and Wells Capital Management, Inc. (“Wells Capital”) dated as of May 1, 2011. [29]

(6)(u)(ii)	Amendment No. 1 effective as of June 6, 2013, to the Investment Advisory Agreement between FMG LLC and Wells Capital dated as of May 1, 2011. [40]

(6)(u)(iii)	Amendment No. 2 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and Wells Capital dated as of May 1, 2011. [44]

(6)(v)(i)	Investment Advisory Agreement between FMG LLC, Wells Capital and First International Advisers, LLC (“First International”) dated as of May 1, 2011. [29]

(6)(w)(i)	Investment Advisory Agreement between FMG LLC and Lord Abbett & Co. LLC (“Lord Abbett”) dated as of May 1, 2011. [29]

(6)(w)(ii)	Amendment No. 1 effective as of April 11, 2014, to the Investment Advisory Agreement between FMG LLC and Lord Abbett dated as of May 1, 2011. [42]

(6)(w)(iii)	Amendment No. 2 effective June 1, 2014, to the Investment Advisory Agreement between FMG LLC and Lord Abbett dated as of May 1, 2011. [42]

(6)(w)(iv)	Amendment No. 3 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and Lord Abbett dated as of May 1, 2011. [44]

(6)(x)(i)	Investment Advisory Agreement between FMG LLC and The Dreyfus Corporation (“Dreyfus”) dated as of May 1, 2011. [29]

(6)(y)(i)	Investment Advisory Agreement between FMG LLC and Bridgeway Capital Management, Inc. (“Bridgeway”) dated as of May 1, 2011. [29]

(6)(z)(i)	Investment Advisory Agreement between FMG LLC and Davis Selected Advisers, L. P. (“Davis”) dated as of May 1, 2011. [29]

(6)(aa)(i)	Investment Advisory Agreement between FMG LLC and Franklin Advisory Services, LLC (“Franklin Advisory”) dated as of May 1, 2011. [29]

(6)(aa)(ii)	Amendment No. 1 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and Franklin Advisory dated as of May 1, 2011. [44]

(6)(bb)(i)	Investment Advisory Agreement between FMG LLC and Franklin Mutual Advisers, LLC (“Franklin Mutual”) dated as of May 1, 2011. [29]

(6)(bb)(ii)	Amendment No. 1 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and Franklin Mutual dated as of May 1, 2011. [44]

(6)(cc)(i)	Investment Advisory Agreement between FMG LLC and OppenheimerFunds, Inc. (“Oppenheimer”) dated as of May 1, 2011. [29]

(6)(cc)(ii)	Amendment No. 1 dated July 19, 2013, to the Investment Advisory Agreement between FMG LLC and Oppenheimer dated as of May 1, 2011. [40]

(6)(cc)(iii)	Amendment No. 2 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and Oppenheimer dated as of May 1, 2011. [44]

(6)(cc)(iv)	Amendment No. 3 effective as of July 1, 2015 to the Investment Advisory Agreement between FMG LLC and Oppenheimer dated as of May 1, 2011. [48]

(6)(dd)(i)	Investment Advisory Agreement between FMG LLC and Franklin Advisers, Inc. (“Franklin Advisers”) dated as of May 1, 2011. [29]

(6)(dd)(ii)	Amendment No. 1 effective as of June 1, 2014, to the Investment Advisory Agreement between FMG LLC and Franklin Advisers dated as of May 1, 2011. [43]

(6)(dd)(iii)	Amendment No. 2 effective as of July 16, 2014, to the Investment Advisory Agreement between FMG LLC and Franklin Advisers dated as of May 1, 2011. [44]

(6)(dd)(iv)	Amendment No. 3 effective as of July 1, 2015, to the Investment Advisory Agreement between FMG LLC and Franklin Advisers dated as of May 1, 2011. [48]

(6)(ee)(i)	Investment Advisory Agreement between FMG LLC and BlackRock Investment Management LLC (“BlackRock Investment”) effective as of May 1, 2011. [29]

(6)(ee)(ii)	Amendment No. 1 effective as of July 26, 2013, to the Investment Advisory Agreement between FMG LLC and BlackRock Investment effective as of May 1, 2011. [40]

(6)(ee)(iii)	Amendment No. 2 effective as of April 4, 2014, to the Investment Advisory Agreement between FMG LLC and BlackRock Investment effective as of May 1, 2011. [42]

(6)(ee)(iv)	Amendment No. 3 effective as of June 1, 2014, to the Investment Advisory Agreement between FMG LLC and BlackRock Investment effective as of May 1, 2011. [42]

(6)(ee)(v)	Amendment No. 4 effective as of July 16, 2014, to the Investment Advisory agreement between FMG LLC and BlackRock Investment effective as of May 1, 2011. [44]

(6)(ff)(i)	Investment Advisory Agreement between FMG LLC and BlackRock Investment effective as of May 1, 2011 with respect to the Tactical Manager Portfolios. [29]

(6)(ff)(ii)	Amended and Restated Investment Advisory Agreement between FMG LLC and BlackRock Investment effective as of August 1, 2011 with respect to the Tactical Manager Portfolios. [33]

(6)(ff)(iii)	Amendment No. 1 effective as of July 16, 2014 to the Amended and Restated Investment Advisory Agreement between FMG LLC and BlackRock Investment effective as of August 1, 2011 with respect to the Tactical Manager Portfolios. [44]

(6)(ff)(iv)	Amendment No. 2 effective as of October 1, 2015 to the Amended and Restated Investment Advisory Agreement between FMG LLC and BlackRock Investment effective as of August 1, 2011 with respect to the Tactical Manager Portfolios. [48]

(6)(gg)(i)	Investment Advisory Agreement between FMG LLC and Institutional Capital, LLC (“ICAP”) dated as of May 1, 2011.[29]

(6)(gg)(ii)	Amendment No. 1 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and ICAP dated as of May 1, 2011. [44]

(6)(hh)(i)	Investment Advisory Agreement between FMG LLC, Wentworth Hauser and Violich, Inc. (“Wentworth Hauser”) and Hirayama Investments, LLC (“Hirayama Investments”) dated as of May 1, 2011. [29]

(6)(hh)(ii)	Amended and Restated Investment Advisory Agreement by and among FMG LLC, WHV Investment Management (“WHV”) (formerly known as Wentworth Hauser) and Hirayama Investments effective as of July 10, 2012. [36]

(6)(hh)(iii)	Amendment No. 1 as of effective July 16, 2014 to the Amended and Restated Investment Advisory Agreement by and among FMG LLC, WHV and Hirayama Investments effective as of July 10, 2012. [44]

(6)(ii)(i)	Investment Advisory Agreement between FMG LLC and BlackRock Capital Management, Inc. (“BlackRock Capital”) effective as of May 1, 2011. [29]

(6)(ii)(ii)	Amendment No. 1 effective July 26, 2013, to the Investment Advisory Agreement between FMG LLC and BlackRock Capital effective as of May 1, 2011. [40]

(6)(jj)(i)	Investment Advisory Agreement between FMG LLC and Invesco Advisers, Inc. (“Invesco”) dated as of May 1, 2011. [29]

(6)(jj)(ii)	Amendment No. 1 effective as of July 16, 2014, to the Investment Advisory Agreement between FMG LLC and Invesco dated as of May 1, 2011. [44]

(6)(jj)(iii)	Amendment No. 2 effective as of April 30, 2015, to the Investment Advisory Agreement between FMG LLC and Invesco dated as of May 1, 2011. [45]

(6)(kk)(i)	Investment Advisory Agreement between FMG LLC and Northern Cross, LLC (“Northern Cross”) dated as of May 1, 2011. [29]

(6)(kk)(ii)	Amendment No. 1 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and Northern Cross dated as of May 1, 2011. [44]

(6)(ll)(i)	Investment Advisory Agreement between FMG LLC and Templeton Investment Counsel, LLC (“Templeton Investment”) dated as of May 1, 2011. [29]

(6)(ll)(ii)	Amendment No. 1 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and Templeton Investment dated as of May 1, 2011.[44]

(6)(mm)(i)	Investment Advisory Agreement between AXA FMG and EARNEST Partners, LLC (“EARNEST”) dated as of August 1, 2012. [36]

(6)(mm)(ii)	Amendment No. 1 effective as of June 1, 2014, to the Investment Advisory Agreement between FMG LLC and EARNEST dated as of August 1, 2012. [42]

(6)(mm)(iii)	Amendment No. 2 effective as of July 1, 2014, to the Investment Advisory Agreement between FMG LLC and EARNEST dated as of August 1, 2012. [44]

(6)(nn)(i)	Investment Advisory Agreement between AXA FMG and RBC Global Asset Management (U.S.) Inc. (“RBC GAM US”) dated as of December 12, 2012. [36]

(6)(oo)(i)	Investment Advisory Agreement between FMG LLC and AXA Investment Managers, Inc. (“AXA IM”) effective as of February 8, 2013. [36]

(6)(oo)(ii)	Amendment No. 1 dated October 1, 2014 to the Investment Advisory Agreement between FMG LLC and AXA IM effective as of February 8, 2013. [44]

(6)(pp)(i)	Investment Advisory Agreement between FMG LLC and Palisade Capital Management, L.L.C. (“Palisade Capital”) effective as of October 21, 2013. [43]

(6)(qq)(i)	Investment Advisory Agreement between FMG LLC and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) effective as of October 21, 2013. [43]

(6)(qq)(ii)	Amendment No. 1 effective as of October 1, 2014 to the Investment Advisory Agreement between FMG LLC and AXA Rosenberg effective as of October 21, 2013. [44]

(6)(rr)(i)	Investment Advisory Agreement between FMG LLC and Diamond Hill Capital Management, Inc. (“Diamond Hill”) effective as of June 6, 2013. [40]

(6)(rr)(ii)	Amendment No. 1 effective as of June 1, 2014, to the Investment Advisory Agreement between FMG LLC and Diamond Hill dated as of June 6, 2013. [42]

(6)(rr)(iii)	Amendment No. 2 effective as of July 1, 2014 to the Investment Advisory Agreement between FMG LLC and Diamond Hill dated as of June 6, 2013. [44]

(6)(ss)(i)	Investment Sub-Advisory Agreement between FMG LLC and Allianz Global Investors U.S. LLC (“Allianz”) dated as of June 1, 2014. [44]

(6)(tt)(i)	Investment Sub-Advisory Agreement between FMG LLC and BlackRock Financial Management, Inc. (“BlackRock Financial”) dated as of June 1, 2014. [43]

(6)(uu)(i)	Investment Advisory Agreement between FMG LLC and ClearBridge Investments, LLC (“ClearBridge”) dated as of June 1, 2014. [42]

(6)(vv)(i)	Investment Sub-Advisory Agreement between FMG LLC and Horizon Asset Management LLC (“Horizon”) dated as of April 4, 2014. [42]

(6)(ww)(i)	Investment Sub-Advisory Agreement between FMG LLC and Knightsbridge Asset Management, LLC (“Knightsbridge”) dated as of June 1, 2014. [43]

(6)(xx)(i)	Investment Sub-Advisory Agreement between FMG LLC and Pacific Global Investment Management Company (“Pacific Global”) effective as of April 4, 2014. [42]

(6)(yy)(i)	Investment Sub-Advisory Agreement between FMG LLC and Scotia Institutional Asset Management US, Ltd. (“Scotia Institutional”) effective as of June 1, 2014. [43]

(6)(zz)(i)	Investment Sub-Advisory Agreement between FMG LLC and Westfield Capital Management Company (“Westfield”) effective as of June 1, 2014. [43]

(6)(aaa)(i)	Investment Sub-Advisory Agreement between FMG LLC and Post Advisory Group, LLC (“Post”) dated as of June 1, 2014. [43]

(6)(bbb)(i)	Investment Sub-Advisory Agreement between FMG LLC and Thornburg Investment Management, Inc. (“Thornburg”) dated as of June 1, 2014. [43]

(6)(bbb)(ii)	Amendment No. 1 effective as of July 16, 2014 to the Investment Sub-Advisory Agreement between FMG LLC and Thornburg dated as of June 1, 2014. [44]

(6)(ccc)(i)	Investment Sub-Advisory Agreement between FMG LLC and DoubleLine Capital LP. (“DoubleLine”) effective as of January 13, 2015. [44]

(6)(ccc)(ii)	Amendment No. 1 dated as of April 30, 2015, to the Investment Sub-Advisory Agreement between FMG LLC and DoubleLine dated as of January 13, 2015. [48]

(6)(ddd)(i)	Investment Sub-Advisory Agreement between FMG LLC and Goldman Sachs Asset Management, L.P. (“Goldman”) dated as of April 30, 2015. [45]

(6)(eee)(i)	Investment Sub-Advisory Agreement between FMG LLC and Loomis Sayles & Company, L.P. (“Loomis Sayles”) effective as of September 1, 2014. [44]

(6)(eee)(ii)	Amendment No. 1 dated as of January 29, 2016, to the Investment Sub-Advisory Agreement between FMG LLC and Loomis Sayles, effective as of September 1, 2014. [48]

(6)(fff)(i)	Investment Sub-Advisory Agreement between FMG LLC and QS Investors, LLC (“QS Investors”) effective as of December 21, 2015.[48]

(6)(ggg))(i)	Investment Sub-Advisory Agreement between FMG LLC and Federated Global Investment Management Corp. (“Federated”) effective as of January 29, 2016. [48]

(6)(hhh)(i)	Investment Sub-Advisory Agreement between FMG LLC and Vaughan Nelson Investment Management (“Vaughan Nelson”) effective as of January 29, 2016. [48]

(7)	Underwriting Contracts or Distribution Agreements

(7)(a)(i)	Amended and Restated Distribution Agreement between the Trust and AXA Distributors, LLC (“AXA Distributors”) dated as of July 15, 2002 with respect to Class IB shares. [6]

(7)(a)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares. [7]

(7)(a)(iii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares. [8]

(7)(a)(iv)	Amendment No. 3, dated October 1, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares. [8]

(7)(a)(v)	Amendment No. 4, dated May 1, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [10]

(7)(a)(vi)	Amendment No. 5, dated September 30, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [11]

(7)(a)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [13]

(7)(a)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [15]

(7)(a)(ix)	Amendment No. 8 dated July 11, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [16]

(7)(a)(x)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [17]

(7)(a)(xi)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [20]

(7)(a)(xii)	Amendment No. 11 dated January 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [21]

(7)(a)(xiii)	Amendment No. 12 dated May 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [22]

(7)(a)(xiv)	Amendment No. 13 dated September 29, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [24]

(7)(a)(xv)	Amendment No. 14 dated as of August 16, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [27]

(7)(a)(xvi)	Amendment No. 15 dated as of December 15, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [27]

(7)(a)(xvii)	Amendment No. 16 dated as of June 7, 2011 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [30]

(7)(a)(xviii)	Amendment No. 17 dated as of April 12, 2012 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [34]

(7)(a)(xviv)	Amendment No. 18 dated as of August 29, 2012 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [36]

(7)(a)(xx)	Amendment No. 19 dated as of May 1, 2013 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [39]

(7)(a)(xxi)	Amendment No. 20 dated as of October 21, 2013 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [39]

(7)(a)(xxii)	Amendment No. 21 dated as of April 4, 2014 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [43]

(7)(a)(xxiii)	Amendment No. 22 dated as of June 1, 2014 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to the Class IB shares. [43]

(7)(a)(xxiv)	Amendment No. 23 dated as of July 16, 2014 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to the Class IB shares. [44]

(7)(a)(xxv)	Amendment No. 24 dated as of April 30, 2015 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to the Class IB shares. [45]

(7)(a)(xxvi)	Amendment No. 25 dated as of December 21, 2015, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to the Class IB shares. [48]

(7)(b)(i)	Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios. [8]

(7)(b)(ii)	Amendment No. 1 dated July 11, 2007 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios. [16]

(7)(b)(iii)	Amendment No. 2 dated as of May 1, 2009 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios. [23]

(7)(b)(iv)	Amendment No. 3 dated as of September 29, 2009 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios. [24]

(7)(b)(v)	Amendment No. 4 dated as of May 1, 2011 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios. [29]

(7)(b)(vi)	Amendment No. 5 dated as of April 30, 2012 to the Distribution Agreement between the Trust and AXA Distributors dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios. [34]

(7)(b)(vii)	Amendment No. 6 dated as of September 1, 2014 to the Distribution Agreement between the Trust and AXA Distributors dated as of July 1, 2014 with respect to the Class IB shares of the MONY Portfolios. [44]

(7)(c)(i)	Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to Class K shares. [29]

(7)(c)(ii)	Amendment No. 1 dated as of April 12, 2012 to the Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to Class K shares. [34]

(7)(c)(iii)	Amendment No. 2 dated as of August 29, 2012 to the Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to Class K shares. [36]

(7)(c)(iv)	Amendment No. 3 dated as of May 1, 2013 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [39]

(7)(c)(v)	Amendment No. 4 dated as of October 21, 2013 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [39]

(7)(c)(vi)	Amendment No. 5 dated as of April 4, 2014 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [43]

(7)(c)(vii)	Amendment No. 6 dated as of June 1, 2014 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [43]

(7)(c)(viii)	Amendment No. 7 dated as of July 16, 2014 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [44]

(7)(c)(ix)	Amendment No. 8 dated as of April 30, 2015 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [45]

(7)(c)(x)	Amendment No. 9 dated as of December 21, 2015 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [48]

(7)(d)(i)	Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to the Class K shares of the MONY Portfolios. [29]

(7)(d)(ii)	Amendment No. 1 dated as of April 30, 2012 to the Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to the Class K shares of the MONY Portfolios. [34]

(7)(d)(iii)	Amendment No. 2 dated as of September 1, 2014 to the Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to the Class K shares of the MONY Portfolios. [44]

(7)(e)(i)	Amended and Restated Distribution Agreement between the Trust and AXA Distributors effective January 1, 2012 with respect to the Class IA shares. [35]

(7)(e)(ii)	Amendment No. 1 effective as of March 1, 2012 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors effective January 1, 2012 with respect to the Class IA shares. [35]

(7)(e)(iii)	Amendment No. 2 dated as of April 30, 2012, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of January 1, 2012 with respect to the Class IA shares. [36]

(7)(e)(iv)	Amendment No. 3 dated as of July 10, 2012, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of January 1, 2012 with respect to the Class IA shares. [36]

(7)(e)(v)	Amendment No. 4 dated as of June 1, 2014, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of January 1, 2012 with respect to the Class IA shares. [43]

(7)(e)(vi)	Amendment No. 5 dated as of July 16, 2014 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of January 1, 2012 with respect to the Class IA shares. [44]

(7)(e)(vii)	Amendment No. 6 dated as of July 14, 2015 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of January 1, 2012 with respect to the Class IA shares. [47]

(8)	Form of Deferred Compensation Plan. [3]

(9)	Custodian Agreements

(9)(a)(i)	Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [5]

(9)(a)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [7]

(9)(a)(iii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [8]

(9)(a)(iv)	Amendment No. 3, dated September 13, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [8]

(9)(a)(v)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [10]

(9)(a)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [11]

(9)(a)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [14]

(9)(a)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [15]

(9)(a)(ix)	Amendment No. 8 dated April 1, 2007 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [16]

(9)(a)(x)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [17]

(9)(a)(xi)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [20]

(9)(a)(xii)	Amendment No. 11 dated July 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [20]

(9)(a)(xiii)	Amendment No. 12 dated January 1, 2009 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [21]

(9)(a)(xiv)	Amendment No. 13 dated May 1, 2009 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [22]

(9)(a)(xv)	Amendment No. 14 dated as of September 29, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [24]

(9)(a)(xvi)	Amendment No. 15 dated as of October 1, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [24]

(9)(a)(xvii)	Amendment No. 16 dated as of August 16, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [27]

(9)(a)(xviii)	Amendment No. 17 dated as of December 15, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [27]

(9)(a)(xix)	Amendment No. 18 dated as of December 7, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [28]

(9)(a)(xx)	Amendment No. 19 dated as of May 1, 2011 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [29]

(9)(a)(xxi)	Amendment No. 20 dated as of July 20, 2011 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [29]

(9)(a)(xxii)	Amendment No. 21 dated as of April 30, 2012 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [34]

(9)(a)(xxiii)	Amendment No. 22 dated as of June 1, 2013 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [39]

(9)(a)(xxiv)	Amendment No. 23 dated as of October 21, 2013 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [39]

(9)(a)(xxv)	Amendment No. 24 dated as of April 4, 2014 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [43]

(9)(a)(xxvi)	Amendment No. 25 dated as of June 1, 2014 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [43]

(9)(a)(xxvii)	Amendment No. 26 dated as of July 16, 2014 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [44]

(9)(a)(xxviii)	Amendment No. 27 dated as of April 30, 2015 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [46]

(9)(a)(xxvix)	Amendment No. 28 dated as of December 21, 2015 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [48]

(10)	Distribution Plan and Multiple Share Class Plan

(10)(a)(i)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares adopted as of July 14, 2010. [26]

(10)(a)(ii)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares of the MONY Portfolios adopted as of July 14, 2010. [26]

(10)(b)(i)	Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA shares adopted as of July 12, 2011. [33]

(10)(c)(i)	Revised Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act. [29]

(11)	Opinion and Consent of Counsel regarding the legality of the securities being registered (filed herewith).

(12)	Opinion of K&L Gates LLP as to tax matters (to be filed by amendment).

(13)	Other Material Contracts

(13)(a)(i)	Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [29]

(13)(a)(ii)	Amendment No. 1 dated June 7, 2011 to the Mutual Fund Service Agreement between the Trust and FMG LLC dated May 1, 2011. [30]

(13)(a)(iii)	Amendment No. 2 dated September 1, 2011 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [29]

(13)(a)(iv)	Amendment No. 3 dated as of October 1, 2011 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [31]

(13)(a)(v)	Amendment No. 4 dated as of April 12, 2012 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [34]

(13)(a)(vi)	Amendment No. 5 dated as of September 1, 2012, to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [36]

(13)(a)(vii)	Amendment No. 6 dated as of May 1, 2013 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [39]

(13)(a)(viii)	Amendment No. 7 dated as of September 1, 2013 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [39]

(13)(a)(ix)	Amendment No. 8 dated as of October 21, 2013 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [39]

(13)(ax)	Amendment No. 9 dated as of April 4, 2014 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [43]

(13)(a)(xi)	Amendment No. 10 dated as of June 1, 2014 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [43]

(13)(axii)	Amendment No. 11 dated as of July 16, 2014 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [44]

(13)(a)(xiii)	Amendment No. 12 dated as of September 1, 2014 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [44]

(13)(a)(xiv)	Amendment No. 13 dated as of January 20, 2015 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [44]

(13)(b)(i)	Amended and Restated Mutual Fund Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [45]

(13)(b)(ii)	Amendment No. 1 dated as of July 14, 2015 to the Amended and Restated Mutual Fund Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [47]

(13)(b)(iii)	Amendment No. 2 dated as of September 1, 2015 to the Amended and Restated Mutual Fund Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [47]

(13)(b)(iv)	Amendment No. 3 dated as of December 21, 2015 to the Amended and Restated Mutual Fund Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [48]

(13)(b)(v)	Amendment No. 4 dated as of January 1, 2016 to the Amended and Restated Mutual Fund Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [48]

(13)(c)(i)	Sub-Administration Agreement between FMG LLC and JPMorgan Chase Bank dated May 1, 2011. [29]

(13)(d)(i)	Sub-Administration Agreement dated April 1, 2015 between FMG LLC and JPMorgan Chase Bank. [46]

(13)(e)(i)	Expense Limitation Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [29]

(13)(e)(ii)	Amendment No. 1 dated as of June 7, 2011 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [30]

(13)(e)(iii)	Amendment No. 2 dated as of August 19, 2011 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [29]

(13)(e)(iv)	Amendment No. 3 effective as of January 1, 2012 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [31]

(13)(e)(v)	Amendment No. 4 effective as of April 12, 2012 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [34]

(13)(e)(vi)	Amendment No. 5 effective as of May 1, 2013 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [37]

(13)(e)(vii)	Amendment No. 6 effective as of May 1, 2013 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [37]

(13)(e)(viii)	Amendment No. 7 effective as of April 11, 2014 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [43]

(13)(e)(ix)	Amendment No. 8 effective as of May 1, 2014 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [43]

(13)(e)(x)	Amendment No. 9 effective as of June 1, 2014 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [43]

(13)(e)(xi)	Amendment No. 10 effective as of July 16, 2014 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [44]

(13)(e)(xii)	Amendment No. 11 effective as of September 1, 2014 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [44]

(13)(e)(xiii)	Amendment No. 12 effective as of April 30, 2015 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [45]

(13)(e)(xiv)	Amendment No. 13 effective as of December 21, 2015 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [48]

(13)(e)(xv)	Amendment No. 14 effective as of January 1, 2016 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [48]

(13)(e)(xv)	Amendment No. 15 effective as of May 1, 2016 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011 (filed herewith).

(13)(e)(xvi)	Amendment No. 16 effective as of December 1, 2016 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011 (filed herewith).

13(e)(xvii)	Amendment No. 17 effective as of January 13, 2017 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011 (filed herewith).

13(e)(xviii)	Form of Amendment No. 18 effective as of [ ] to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011 (filed herewith).

(13)(f)(i)	Amended and Restated Participation Agreement among the Trust, AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Distributors and AXA Advisors dated as of July 15, 2002. [6]

(13)(f)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [7]

(13)(f)(iii)	Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [8]

(13)(f)(iv)	Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [8]

(13)(f)(v)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [10]

(13)(f)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [12]

(13)(f)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [14]

(13)(f)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [15]

(13)(f)(ix)	Amendment No. 8 dated January 1, 2008 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [17]

(13)(f)(x)	Amendment No. 9 dated May 1, 2008 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [20]

(13)(f)(xi)	Amendment No. 10 dated January 1, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [21]

(13)(f)(xii)	Amendment No. 11 dated May 1, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [22]

(13)(f)(xiii)	Amendment No. 12 dated September 29, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [24]

(13)(f)(xiv)	Amendment No. 13 dated August 16, 2010 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [27]

(13)(f)(xv)	Amendment No. 14 dated as of December 15, 2010 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [27]

(13)(f)(xvi)	Amendment No. 15 dated June 7, 2011 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [30]

(13)(f)(xvii)	Amendment No. 16 dated as of April 30, 2012 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable and AXA Distributors dated July 15, 2002. [36]

(13)(f)(xviii)	Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [38]

(13)(f)(xix)	Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [39]

(13)(f)(xx)	Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [39]

(13)(f)(xxi)	Amendment No. 3 dated as of April 4, 2014 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [43]

(13)(f)(xxii)	Amendment No. 4 dated as of June 1, 2014 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [43]

(13)(f)(xxiii)	Amendment No. 5 dated as of July 16, 2014 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [44]

(13)(f)(xxiv)	Amendment No. 6 dated as of April 30, 2015 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [45]

(13)(f)(xxv)	Amendment No. 7 dated as of December 21, 2015 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [48]

(13)(g)(i)	Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Advisors, the Investment Plan for Employees, Managers and Agents, and AXA Equitable dated July 10, 2002. [6]

(13)(g)(ii)	Second Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Distributors, the AXA Equitable 401(k) Plan and AXA Equitable dated April 26, 2012. [36]

(13)(g)(iii)	Amendment No. 1 dated as of September 1, 2014 to the Second Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Distributors, the AXA Equitable 401(k) Plan and AXA Equitable dated April 26, 2012. [44]

(13)(g)(iv)	Amendment No. 2 dated as of April 30, 2015 to the Second Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Distributors, the AXA Equitable 401(k) Plan and AXA Equitable dated April 26, 2012. [46]

(13)(h)(i)	Participation Agreement among the Trust, MONY Life Insurance Company (“MONY Life”), and AXA Distributors dated as of May 23, 2012. [40]

(13)(h)(ii)	Amendment No. 1 dated June 4, 2013 to the Amended and Restated Participation Agreement among the Trust, MONY Life, and AXA Distributors dated as of May 23, 2012. [40]

(13)(h)(iii)	Participation Agreement among the Trust, MONY Life Insurance Company (“MONY”) and AXA Distributors effective as of October 1, 2013. [40]

(13)(h)(iv)	Amendment No. 1 dated as of April 4, 2014 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013. [43]

(13)(h)(v)	Amendment No. 2 dated as of June 1, 2014 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013. [43]

(13)(h)(vi)	Amendment No. 3 dated as of July 16, 2014 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013. [44]

(13)(h)(vii)	Amendment No. 4 dated as of April 30, 2015 to the Participation Agreement among the Trust, MONY, and AXA Distributors effective as of October 1, 2013.[47]

(13)(i)(i)	Amended and Restated Participation Agreement among the Trust, MONY Life Insurance Company of America (“MLOA”) and AXA Distributors dated as of May 23, 2012. [40]

(13)(i)(ii)	Amendment No. 1 dated as of June 4, 2013 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [40]

(13)(i)(iii)	Amendment No. 2 dated as of October 21, 2013 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [40]

(13)(i)(iv)	Amendment No. 3 dated as of November 1, 2013 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [42]

(13)(i)(v)	Amendment No. 4 dated as of April 4, 2014 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [43]

(13)(i)(vi)	Amendment No. 5 dated as of June 1, 2014 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [43]

(13)(i)(vii)	Amendment No. 6 dated as of July 16, 2014 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [44]

(13)(i)(viii)	Amendment No. 7 dated as of April 30, 2015 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [45]

(13)(i)(ix)	Amendment No. 8 dated as of December 21, 2015 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [48]

(13)(j)(i)	Form of Securities Lending Agreement with JPMorgan Chase Bank National Association.

(14)	Consent of Independent Public Accountants (filed herewith).

(15)	Not Applicable.

(16)	Powers of Attorney (filed herewith).

(17)	Forms of Voting Instruction and Proxy Cards (filed herewith).

1.	Incorporated by reference to and/or previously filed with Registrant’s Registration Statement on Form N-1A filed on December 3, 1996 (File No. 333-17217).
2.	Incorporated by reference to and/or previously filed with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on January 23, 1997 (File No. 333-17217).
3.	Incorporated by reference to and/or previously filed with Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on April 7, 1997 (File No. 333-17217).
4.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed on January 23, 2001 (File No. 333-17217).
5.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed on April 3, 2002 (File No. 333-17217).
6.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A filed on February 7, 2003 (File No. 333-17217).
7.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A filed on February 10, 2004 (File No. 333-17217).
8.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A filed on October 15, 2004 (File No. 333-17217).
9.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A filed on February 8, 2005 (File No. 333-17217).
10.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2005 (File No. 333-17217).
11.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on August 24, 2005 (File No. 333-17217).
12.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed on April 5, 2006 (File No. 333-17217).
13.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A filed on August 23, 2006 (File No. 333-17217).
14.	Incorporated by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A filed on February 2, 2007 (File No. 333-17217).

15.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A filed on April 27, 2007 (File No. 333-17217).
16.	Incorporated by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A filed on October 4, 2007 (File No. 333-17217).
17.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed on December 27, 2007 (File No. 333-17217).
18.	Incorporated by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A filed on February 1, 2008 (File No. 333-17217).
19.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on April 1, 2008 (File No. 333-17217).
20.	Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A filed on February 13, 2009 (File No. 333-17217).
21.	Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed on March 16, 2009 (File No. 333-17217).
22.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A filed on April 15, 2009 (File No. 333-17217).
23.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2009 (File No. 333-17217).
24.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2010 (File No. 333-17217).
26.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A filed on October 5, 2010 (File No. 333-17217).
27.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A filed on February 3, 2011 (File No. 333-17217).
28.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2011 (File No. 333-17217).
29.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on August 16, 2011 (File No. 333-17217).
30.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A filed on August 17, 2011 (File No. 333-17217).
31.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2012 (File No. 333-17217).
32.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A filed on February 1, 2012 (File No. 333-17217).
33.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A filed on February 6, 2012 (File No. 333-17217).
34	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2012 (File No. 333-17217).
35.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2012 (File No. 333-17217).
36.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A filed on February 7, 2013 (File No. 333-17217).

37.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 98 to the Registrant’s Registration Statement filed on April 30, 2013 (File No. 333-17217).
38.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 100 to the Registrant’s Registration Statement filed on July 22, 2013 (File No. 333-17217).
39.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on October 1, 2013 (File No. 333-17217).
40.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 103 to the Registrant’s Registration Statement filed on January 10, 2014 (File No. 333-17217).
41.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 104 to the Registrant’s Registration Statement filed on February 11, 2014 (File No. 333-17217).
42.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 106 to the Registrant’s Registration Statement filed on April 11, 2014 (File No. 333-17217).
43.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 108 to the Registrant’s Registration Statement filed on April 30, 2014 (File No. 333-17217).
44.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 112 to the Registrant’s Registration Statement filed on February 5, 2015. (File No. 333-17217).
45.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 113 to the Registrant’s Registration Statement filed on April 17, 2015. (File No. 333-17217).
46.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 114 to the Registrant’s Registration Statement filed on April 24, 2015. (File No. 333-17217).
47.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 118 to the Registrant’s Registration Statement filed on December 17, 2015. (File No. 333-17217).\
48.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 120 to the Registrant’s Registration Statement filed on February 11, 2016. (File No. 333-17217).
49.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 121 to the Registrant’s Registration Statement filed on April 25, 2016. (File No. 333-17217).

Item 17.	Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York and state of New York on the 17th day of January, 2017.

EQ ADVISORS TRUST

By:	/s/ Steven M. Joenk
Steven M. Joenk
Trustee, Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven M. Joenk	President	January 17, 2017
Steven M. Joenk	(principal executive officer)

/s/ Donald E. Foley*	Trustee	January 17, 2017
Donald E. Foley

/s/ Christopher P.A. Komisarjevsky*	Trustee	January 17, 2017
Christopher P.A. Komisarjevsky

/s/ H. Thomas McMeekin*	Trustee	January 17, 2017
H. Thomas McMeekin

/s/ Gary S. Schpero*	Trustee	January 17, 2017
Gary S. Schpero

/s/ Kenneth Walker*	Trustee	January 17, 2017
Kenneth Walker

/s/ Caroline L. Williams*	Trustee	January 17, 2017
Caroline L. Williams

/s/ Brian Walsh*	Treasurer and Chief Financial Officer	January 17, 2017
Brian Walsh	(principal accounting officer)

* By:	/s/ Steven M. Joenk
Steven M. Joenk
Attorney-in-Fact

EXHIBIT INDEX

(1)	Second Amended and Restated Agreement and Declaration of Trust.

(2)	Amended and Restated By-Laws.

(11)	Opinion and Consent of Counsel regarding the legality of the securities being registered.

(13)	Amendment No. 15 effective as of May 1, 2016 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011 (filed herewith).

(13)	Amendment No. 16 effective as of December 1, 2016 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011 (filed herewith).

(13)	Amendment No. 17 effective as of January 13, 2017 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011 (filed herewith).

(13)	Form of Amendment No. 18 effective as of [ ] to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011 (filed herewith).

(14)	Consent of Independent Public Accountants.

(16)	Powers of Attorney.

(17)	Forms of Voting Instructions and Proxy Cards.